UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21475

                             RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                              Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

                                    Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 376-7132

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report For the year ended September 30, 2020 Access Capital Community Investment Fund RBC Impact Bond Fund Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund. RBC®

	RBC Funds
About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	6
	Performance Summary (Unaudited)	7
	Management Discussion and Analysis (Unaudited)
	- Access Capital Community Investment Fund	10
	- RBC Impact Bond Fund	14
	Schedule of Portfolio Investments	17
	Financial Statements
	- Statements of Assets and Liabilities	47
	- Statements of Operations	49
	- Statements of Changes in Net Assets	50
	Financial Highlights	52
	Notes to Financial Statements	56
	Report of Independent Registered Public Accounting Firm	71
	Other Federal Income Tax Information (Unaudited)	72
	Management (Unaudited)	73
	Share Class Information (Unaudited)	76
	Supplemental Information (Unaudited)	77
	Approval of Investment Advisory Agreements (Unaudited)	79

LETTER FROM THE PORTFOLIO MANAGERS

Dear Shareholder:

The Access Capital Community Investment Fund (the “Access Fund”) has a 20+ year track record of advancing social justice by supporting underserved individuals and communities through the creation of market-rate fixed income investments that are primarily guaranteed by the US government, its agencies or municipalities. Investments are directed to benefit low- and moderate-income individuals and communities by supporting affordable homeownership, affordable rental housing, small businesses, health care, education, and job creation. The Fund also invests across these same themes to support Black, Indigenous, and People of Color (BIPOC) communities in an effort to build stronger, more resilient communities. In addition to increasing capital flows to these underserved communities, over time, the Access Fund’s investment process has provided investors with a competitive rate of return in a wide variety of market conditions.

The intersection of financial returns and social benefits

For the fiscal year ended September 30, 2020, the Access Fund generated a net-of-fees return of 4.13% (Class I shares; gross-of-fees return of 4.60%) versus the Bloomberg Barclays US Securitized Bond Index that returned 4.52%. The Access Fund remained focused on diligent security selection. Overall, positive performance was driven by declining interest rates as treasury rates fell 125 basis points on the year. The Fund outperformed the benchmark on a gross-of-fees basis, driven primarily by our yield advantage as we experienced better performance on the Fund’s mortgage-backed securities (MBS) relative to the benchmark’s MBS. Low rates have caused widespread refinancing in the general mortgage market, leading to higher prepayment speeds for generic MBS; Fund MBS prepayment speeds were roughly half of benchmark speeds. The increase in prepayments has subsequently eroded performance in the benchmark in recent months.

The effective duration of the Access Fund is 2.09 years, in line with the benchmark’s 2.09 years, and the 30-day SEC yield of the Access Fund is 1.87%.

The Access Fund continued to fulfill its community development mission to support underserved people and communities. Since inception, the Access Fund has supported the following across 49 states, Puerto Rico, and the District of Columbia:

14,949 Low- to moderate-income homebuyers

55,182 Affordable rental units

1

LETTER FROM THE PORTFOLIO MANAGERS

6,071 Nursing home facility beds

27 Rural housing

88 Rural Enterprise

546 SBA loans

83 Community Economic development

16 Community-based not-for-profit organizations

In addition to the commitment to 100% support of low to moderate income communities and individuals, the Fund also supports BIPOC communities:

The RBC Impact Bond Fund (the “Impact Fund”) strives to maximize positive social and environmental impact within the context of a competitive fixed income portfolio, presenting a unique value proposition for investors.

We implement the team’s expertise in impact investing in social justice themes, and combine it with a lens on creating meaningful progress toward climate change solutions. In doing so, we seek not just to avoid investments that harm the environment, but also strive to invest in those that explicitly align with producing climate change solutions. This results in a portfolio that seeks both positive social and environmental outcomes. The past year has illustrated the need to focus on the negative impact of climate change as it pertains to the planet and the disproportionate negative impact it will have on already disadvantaged and lower-income populations. Our research on these issues has expanded a great deal and will continue to evolve over time.

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LETTER FROM THE PORTFOLIO MANAGERS

The Impact Fund’s core holdings must also have meaningful alignment with the United Nations Sustainable Development Goals (SDGs) - a global agenda to end poverty, protect the planet, and ensure prosperity for all people.

For the fiscal year ended September 30, 2020, the Impact Fund generated a net-of-fees return of 7.18% (Class I shares; gross-of-fees return of 7.67%) versus the Bloomberg Barclays US Aggregate Bond Index that returned 6.98%. The effective duration of the Impact Fund is 5.99 years versus the benchmark’s 5.83, and the 30-day SEC yield of the Impact Fund is 0.97%.

Overall positive performance was driven by declining interest rates as treasury rates fell 125 basis points on the year. The Impact Fund had a slight income advantage for the period. Duration and curve positioning were insignificant contributors to relative performance. As a result of our focus on sustainability and economic inclusivity, the Impact Fund does not invest in travel/airlines, oil & gas extractors, or big banks – all of which are held in the benchmark. Spreads widened dramatically at the height of the pandemic in these sectors due to general uncertainty around the economic impacts of COVID-19. Spreads are still wider versus a year ago, though they have recovered considerably from March. Our higher-quality corporates outperformed the benchmark in this challenging environment. We believe that corporations and other entities that have a focus on long-term sustainability will produce both stable financial returns and positive social and/or environmental impacts. The Fund’s Agency MBS and Agency commercial mortgage-backed securities (CMBS) also added to relative returns.

The Impact Fund has made measurable progress toward demonstrating the positive social and environmental impacts of investing in the Fund. The holdings of the Impact Fund as of September 30, 2020 were invested to support the following themes (as illustrated below; totals may exceed 100% as projects may impact multiple themes/SDGs):

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LETTER FROM THE PORTFOLIO MANAGERS

In addition to these meaningful contributions to advancing the SDGs, the Impact Fund also has a measurable net-negative carbon footprint, financing significantly more carbon capture equivalents than investments held in the benchmark:

As of 5.29.20. Source: RBC GAM-US

Continued investment in our impact measurement capabilities is a key focus for the team. We believe the ability to accurately and transparently measure the environmental and social impact of the Fund will be increasingly important to clients and consultants. We have demonstrated proficiency in this regard and seek to maintain and expand our competitive edge.

The need for investment strategies that address the widespread economic disparities that persist across the United States has never been greater, and our unique approach of seeking double-bottom line results in a high-quality investment vehicle is one way to help move the dial toward reducing inequalities. We remain committed to investing in positive change for the future while also striving for competitive returns for our shareholders. Thank you for your continued confidence and trust in our impact investing capabilities.

Sincerely,

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Effective duration is a weighted average duration calculation for bonds with embedded options. It takes into account that expected cash flows will fluctuate as interest rates change. Duration measures the sensitivity of a bond’s price to changes in interest rates.

A basis point is a unit of measure equal to one one-hundredth of a percent.

Spread measures the difference between two rates or yields.

4

LETTER FROM THE PORTFOLIO MANAGERS

SEC 30-day yield is the net investment income earned by the Fund over the preceding 30-day period and is expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. It should be regarded as an estimate of the Fund’s rate of investment income, and may not equal the Fund’s actual income distribution rate.

The Bloomberg Barclays US Securitized Bond Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

5

PORTFOLIO MANAGERS

Brian Svendahl, CFA

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to the Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. The Funds’ management team has access to RBC GAM-US’s investment research and other money management resources.

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM-US. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM-US’s government mandates. Brian joined RBC GAM-US in 2005 and most recently led the mortgage and government team before being promoted to Co-Head in 2012. Prior to joining RBC GAM-US, he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Scott Kirby

Scott Kirby

Vice President, Senior Portfolio Manager

Scott Kirby is a member of the government and mortgage research team in RBC GAM-US’s fixed income group and serves as co-portfolio manager for the firm’s community investment strategy, including the Access Capital Community Investment Fund. Scott joined RBC GAM-US in 2012 and most recently served as manager of investments of a broad-based asset portfolio for a large foundation, supporting its mission to reduce poverty. Previously he led the structured assets investment team of Ameriprise Financial/Riversource Investments, where he served as senior portfolio manager for more than $20 billion in agency and non-agency mortgage-backed, commercial mortgage-backed and asset-backed securities. He earned a BS in finance and an MBA in finance from the University of Minnesota Carlson School of Management.

6

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2020 (Unaudited)

Access Capital Community Investment Fund
Class A(c)
- Including Max Sales Charge of 3.75%	(0.23)%	1.49%	1.39%	1.92%	3.65%
- At Net Asset Value	3.65%	2.78%	2.16%	2.31%	3.83%	0.80%	0.90%
Class I(e)
- At Net Asset Value	4.13%	3.13%	2.54%	2.65%	4.14%	0.45%	0.51%
Class IS(f)
- At Net Asset Value	4.19%	3.23%	2.68%	2.84%	4.39%	0.40%	0.59%

Bloomberg Barclays U.S. Securitized Index(g)	4.52%	3.80%	3.06%	3.09%	4.72%
RBC Impact Bond Fund
Class A(d)
- Including Max Sales Charge of 3.75%	2.80%	N/A	N/A	N/A	3.30%
- At Net Asset Value	5.48%	N/A	N/A	N/A	4.73%	0.70%	85.65%
Class I
- At Net Asset Value	7.18%	N/A	N/A	N/A	5.03%	0.45%	1.08%
Class R6
- At Net Asset Value	7.33%	N/A	N/A	N/A	5.11%	0.40%	0.97%

Bloomberg Barclays U.S. Aggregate Bond Index(g)	6.98%	N/A	N/A	N/A	5.47%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)

The Fund’s expenses reflect the most recent year end (September 30, 2020). For Class A of Impact Bond Fund, the expenses reflect the period from January 28, 2020 (commencement of operations) to September 30, 2020.

(b)

The advisor has contractually agreed to waive fees and/or pay operating expenses to keep total operating expenses (excluding certain fees such as brokerage costs, interest, taxes and acquired fund fees and expenses) at 0.80% for Class A shares, 0.45% for Class I shares and 0.40% for Class IS shares of the Access Capital Community Investment Fund and at 0.70% for Class A shares, 0.45% for Class I shares and 0.40% for Class R6 shares of the Impact Bond Fund until January 31, 2022.

(c)

The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(d)

The inception date for Class A shares of the Fund is January 28, 2020. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

7

PERFORMANCE SUMMARY (UNAUDITED)

(e)

Class I commenced operations on July 28, 2008. The performance in the table reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

(f)

The inception date for Class IS shares of the Fund is March 11, 2019. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class IS shares, as applicable.

(g)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The Bloomberg Barclays US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index. You cannot invest directly in an index.

The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

8

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9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

Investment Strategy

The Fund invests in geographically specific debt securities located in portions of the U.S. designated by Fund shareholders. The Fund invests primarily in high quality debt securities and other debt instruments supporting affordable housing and community development and servicing low- and moderate-income individuals and communities. Investments include government-guaranteed loans, asset-backed securities—particularly mortgage-backed securities—small business loans, and taxable municipal securities.

Performance

For the twelve-month period ended September 30, 2020, the Fund had an annualized total return of 4.13% (Class I). That compares to an annualized total return of 4.52% for the Bloomberg Barclays U.S. Securitized Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Rates return dominated overall return as treasury rates dropped 125 basis points on the year.

•  Lower rates led to significant refinancing in the general mortgage market; Fund mortgage-backed securities (MBS) prepayment speeds were about half of the benchmark MBS speeds.

•  The Fund maintained a yield advantage relative to the benchmark.

Factors That Detracted From Relative Returns	• Wider spreads on the year detracted from overall returns. • Non-Agency commercial mortgage-backed securities (CMBS) held in the benchmark performed well; this sector is not held in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In general, the risk of price fluctuation increases with the length of the bond’s maturity. Investment in the Fund involves risks including, but not limited to: the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities; competition for investments; interest rate risk and investments in illiquid securities. The Fund is non-diversified, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. These risks are more fully described in the prospectus.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

The Bloomberg Barclays US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg Barclays US Aggregate Bond Index. The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and Non-agency). You cannot invest directly in an index.

A basis point is a unit of measure equal to one one-hundreth of a percent.

Spreads refer to the difference in yield between two similar securities.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Investment Objective	Seeks to invest in geographically specific debt securities located in portions of the United States designated by Fund shareholders.
Benchmark	Bloomberg Barclays U.S. Securitized Index

Asset Allocation as of 9/30/20 (% of Fund’s investments)
Top Ten Holdings (excluding investment companies) (as of 9/30/2020) (% of Fund’s net assets)

Fannie Mae, Pool #BL4650, 2.30%, 10/1/31

Ginnie Mae, Series 2012-58, Class B, 2.20%, 3/16/44

Freddie Mac, Pool #RA3748, 2.50%, 10/1/50

Ginnie Mae, Series 2012-33, Class B, 2.89%, 3/16/46

Freddie Mac, Pool #RA3249, 2.50%, 8/1/50

1.62% 1.37% 1.09% 1.03% 1.01%

Fannie Mae, Pool #CA6261, 2.50%, 6/1/50

Freddie Mac, Pool #WA3125, 1.75%, 10/1/34

Freddie Mac, Pool #RA3679, 2.00%, 9/1/50

Freddie Mac, Pool #RA3208, 2.50%, 7/1/50

Freddie Mac, Pool #ZA5238, 3.50%, 2/1/48

0.84% 0.82% 0.75% 0.66% 0.58%
*A listing of all portfolio holdings can be found beginning on page 17

Growth of $1,000,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $1,000,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

12

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13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Impact Bond Fund

Investment Strategy	The Fund seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities of investments meeting the Fund’s impact criteria. The Fund uses a disciplined fixed income strategy designed to deliver both financial and social return.

Performance	For the twelve-month period ended September 30, 2020, the Fund delivered a net return of 7.18% (Class I). That compares to an annualized total return of 6.98% for the Bloomberg Barclays US Aggregate Bond Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Rates return dominated overall return as treasury rates dropped 125 basis points on the year.

•  Our higher-quality corporate bonds outperformed the benchmark in this challenging environment – we have no exposure to fossil fuels or financials.

•  Agency commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS) also added to relative returns.

•  Fund municipal holdings also performed well.

Factors That Detracted From Relative Returns

•  The Fund outperformed relative to the benchmark across all sectors, with the exception of asset backed secrities (ABS), which only constitutes a 1.3% allocation.

•  Non-Agency CMBS held in the benchmark performed well; this sector is not held in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.
The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

A basis point is a unit of measure equal to one one-hundreth of a percent.

Past performance is not a guarantee of future results.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Impact Bond Fund
Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Impact Bond Fund
Investment Objective	Seeks to achieve a high level of current income consistent with preservation of capital.
Benchmark	Bloomberg Barclays U.S. Aggregate Bond Index

Asset Allocation as of 9/30/20 (% of Fund’s investments)
Top Ten Holdings (excluding investment companies) (as of 9/30/2020) (% of Fund’s net assets)

Fannie Mae, Pool #CA3451, 3.50%, 5/1/49

Freddie Mac, Pool #RA2575, 2.50%, 5/1/50

NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27

Freddie Mac, Pool #RA2740, 2.50%, 6/1/50

Providence Health & Services Obligated Group, (N/A + 0.000%), Series 12-E, 0.25%, 10/1/42

1.58% 1.38% 1.35% 1.34% 1.32%

Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/26

Freddie Mac, Pool #RA3680, 2.50%, 9/1/50

Fannie Mae, Pool #CA3456, 3.50%, 5/1/49

John D and Catherine T MacArthur Foundation,
1.30%, 12/1/30

EMD Finance LLC, 3.25%, 3/19/25

1.18% 1.18% 1.06% 1.06% 1.02%
*A listing of all portfolio holdings can be found beginning on page 38

Growth of $1,000,000 Initial Investment Since Inception (12/18/17)

The graph reflects an initial investment of $1,000,000 over the period from December 18, 2017 (commencement of operations) to September 30, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2020

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 86.51%
Fannie Mae — 46.89%
$ 56,746	Pool #257656, 6.00%, 8/1/38	$61,013
114,412	Pool #257663, 5.50%, 8/1/38	133,186
107,302	Pool #257892, 5.50%, 2/1/38	124,876
71,223	Pool #257913, 5.50%, 1/1/38	82,888
54,051	Pool #258022, 5.50%, 5/1/34	63,120
49,003	Pool #258070, 5.00%, 6/1/34	56,374
35,262	Pool #258121, 5.50%, 6/1/34	41,179
44,940	Pool #258152, 5.50%, 8/1/34	52,480
60,512	Pool #258157, 5.00%, 8/1/34	69,615
57,684	Pool #258163, 5.50%, 8/1/34	67,362
101,379	Pool #258166, 5.50%, 9/1/34	118,389
66,722	Pool #258224, 5.50%, 12/1/34	77,917
54,138	Pool #258238, 5.00%, 1/1/35	62,281
82,280	Pool #258251, 5.50%, 1/1/35	96,085
98,534	Pool #258305, 5.00%, 3/1/35	113,346
49,722	Pool #258336, 5.00%, 4/1/35	57,197
53,909	Pool #258340, 5.00%, 3/1/35	62,013
57,803	Pool #258394, 5.00%, 5/1/35	66,492
73,676	Pool #258404, 5.00%, 6/1/35	84,752
43,196	Pool #258410, 5.00%, 4/1/35	49,689
83,080	Pool #258448, 5.00%, 8/1/35	95,569
159,455	Pool #258450, 5.50%, 8/1/35	186,564
65,851	Pool #258571, 5.50%, 11/1/35	77,046
189,755	Pool #258627, 5.50%, 2/1/36	222,014
50,467	Pool #258658, 5.50%, 3/1/36	58,894
44,078	Pool #258737, 5.50%, 12/1/35	51,439
37,781	Pool #259181, 6.50%, 3/1/31	40,536
6,191	Pool #259187, 6.50%, 4/1/31	6,220
70,599	Pool #259316, 6.50%, 11/1/31	77,644
26,063	Pool #259378, 6.00%, 12/1/31	27,408
29,825	Pool #259393, 6.00%, 1/1/32	31,691
37,932	Pool #259590, 5.50%, 11/1/32	44,184
148,943	Pool #259611, 5.50%, 11/1/32	173,491
30,057	Pool #259634, 5.50%, 12/1/32	35,011
123,036	Pool #259659, 5.50%, 2/1/33	143,314
29,386	Pool #259671, 5.50%, 2/1/33	34,229
71,196	Pool #259686, 5.50%, 3/1/33	82,956
31,794	Pool #259722, 5.00%, 5/1/33	36,546
94,707	Pool #259725, 5.00%, 5/1/33	108,426
83,093	Pool #259729, 5.00%, 6/1/33	95,128
54,875	Pool #259761, 5.00%, 6/1/33	62,824
94,880	Pool #259777, 5.00%, 7/1/33	108,624
73,625	Pool #259781, 5.00%, 7/1/33	84,289
44,601	Pool #259789, 5.00%, 7/1/33	51,267
106,434	Pool #259816, 5.00%, 8/1/33	121,850

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 24,689	Pool #259819, 5.00%, 8/1/33	$28,380
45,696	Pool #259830, 5.00%, 8/1/33	52,315
30,226	Pool #259848, 5.00%, 9/1/33	34,744
64,530	Pool #259867, 5.50%, 10/1/33	75,189
48,637	Pool #259869, 5.50%, 10/1/33	56,671
49,639	Pool #259875, 5.50%, 10/1/33	57,838
33,983	Pool #259998, 5.00%, 3/1/34	39,095
1,687,125	Pool #468226, 3.86%, 6/1/21	1,692,486
258,062	Pool #469101, 3.75%, 2/1/27	290,546
276,735	Pool #470828, 3.53%, 3/1/32	324,943
73,842	Pool #557295, 7.00%, 12/1/29	81,571
21,297	Pool #576445, 6.00%, 1/1/31	21,831
62,835	Pool #579402, 6.50%, 4/1/31	70,196
72,087	Pool #583728, 6.50%, 6/1/31	79,765
26,064	Pool #590931, 6.50%, 7/1/31	28,783
37,042	Pool #590932, 6.50%, 7/1/31	38,890
23,955	Pool #601865, 6.50%, 4/1/31	24,505
29,392	Pool #601868, 6.00%, 7/1/29	30,964
44,233	Pool #607611, 6.50%, 11/1/31	48,029
86,915	Pool #634271, 6.50%, 5/1/32	97,433
37,636	Pool #644232, 6.50%, 6/1/32	40,907
21,880	Pool #644432, 6.50%, 7/1/32	23,014
36,813	Pool #644437, 6.50%, 6/1/32	39,852
1,421,882	Pool #663159, 5.00%, 7/1/32	1,626,651
65,285	Pool #670278, 5.50%, 11/1/32	76,045
27,055	Pool #676702, 5.50%, 11/1/32	31,514
46,029	Pool #677591, 5.50%, 12/1/32	53,616
58,906	Pool #681883, 6.00%, 3/1/33	63,313
94,041	Pool #686542, 5.50%, 3/1/33	109,575
198,357	Pool #695961, 5.50%, 1/1/33	231,049
117,245	Pool #696407, 5.50%, 4/1/33	136,612
362,641	Pool #702478, 5.50%, 6/1/33	422,541
107,163	Pool #702479, 5.00%, 6/1/33	122,686
130,220	Pool #720025, 5.00%, 8/1/33	149,083
135,940	Pool #723066, 5.00%, 4/1/33	155,631
179,926	Pool #723067, 5.50%, 5/1/33	209,645
193,576	Pool #723070, 4.50%, 5/1/33	219,474
246,676	Pool #727311, 4.50%, 9/1/33	279,677
119,462	Pool #727312, 5.00%, 9/1/33	136,767
137,697	Pool #727315, 6.00%, 10/1/33	156,478
35,064	Pool #738589, 5.00%, 9/1/33	40,305
44,195	Pool #739269, 5.00%, 9/1/33	50,800
46,386	Pool #743595, 5.50%, 10/1/33	54,047
130,685	Pool #748041, 4.50%, 10/1/33	148,168
80,337	Pool #749891, 5.00%, 9/1/33	91,974
180,597	Pool #753533, 5.00%, 11/1/33	206,756
39,291	Pool #755679, 6.00%, 1/1/34	42,497
36,068	Pool #763551, 5.50%, 3/1/34	42,119

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 83,860	Pool #763820, 5.50%, 1/1/34	$97,712
41,473	Pool #776851, 6.00%, 10/1/34	44,818
485,469	Pool #777621, 5.00%, 2/1/34	555,789
75,181	Pool #781741, 6.00%, 9/1/34	83,159
658	Pool #781907, 5.00%, 2/1/21	658
125,175	Pool #781954, 5.00%, 6/1/34	144,004
106,359	Pool #781959, 5.50%, 6/1/34	124,204
230,887	Pool #783893, 5.50%, 12/1/34	269,627
67,245	Pool #783929, 5.50%, 10/1/34	78,528
10,157	Pool #788329, 6.50%, 8/1/34	10,260
99,429	Pool #798725, 5.50%, 11/1/34	116,112
58,727	Pool #799548, 6.00%, 9/1/34	64,257
680,367	Pool #806754, 4.50%, 9/1/34	771,725
293,716	Pool #806757, 6.00%, 9/1/34	333,161
472,937	Pool #806761, 5.50%, 9/1/34	552,289
104,569	Pool #808205, 5.00%, 1/1/35	120,298
179,516	Pool #815009, 5.00%, 4/1/35	206,501
77,892	Pool #817641, 5.00%, 11/1/35	89,601
110,537	Pool #820334, 5.00%, 9/1/35	127,153
239,547	Pool #820335, 5.00%, 9/1/35	275,556
164,481	Pool #820336, 5.00%, 9/1/35	189,206
95,431	Pool #822008, 5.00%, 5/1/35	109,777
158,685	Pool #829005, 5.00%, 8/1/35	182,539
32,535	Pool #829006, 5.50%, 9/1/35	38,066
151,036	Pool #829275, 5.00%, 8/1/35	173,740
143,587	Pool #829276, 5.00%, 8/1/35	165,171
318,751	Pool #829649, 5.50%, 3/1/35	372,233
272,424	Pool #844361, 5.50%, 11/1/35	318,738
99,763	Pool #845245, 5.50%, 11/1/35	116,723
32,876	Pool #866969, 6.00%, 2/1/36	34,381
161,523	Pool #884693, 5.50%, 4/1/36	188,495
400,918	Pool #885724, 5.50%, 6/1/36	467,865
26,965	Pool #911730, 5.50%, 12/1/21	27,166
68,860	Pool #919368, 5.50%, 4/1/37	80,138
265,826	Pool #922582, 6.00%, 12/1/36	298,070
206,244	Pool #934941, 5.00%, 8/1/39	235,475
282,033	Pool #934942, 5.00%, 9/1/39	322,006
147,397	Pool #941204, 5.50%, 6/1/37	171,537
57,030	Pool #943394, 5.50%, 6/1/37	66,370
320,558	Pool #948600, 6.00%, 8/1/37	364,365
72,755	Pool #952678, 6.50%, 8/1/37	80,961
83,741	Pool #952693, 6.50%, 8/1/37	92,106
96,858	Pool #975769, 5.50%, 3/1/38	112,753
132,974	Pool #984842, 5.50%, 6/1/38	154,794
105,228	Pool #986239, 6.00%, 7/1/38	116,128
118,757	Pool #986957, 5.50%, 7/1/38	138,245
65,586	Pool #990510, 5.50%, 8/1/38	76,349

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 158,730	Pool #990511, 6.00%, 8/1/38	$178,027
157,717	Pool #990617, 5.50%, 9/1/38	183,597
190,808	Pool #AA0645, 4.50%, 3/1/39	214,440
131,837	Pool #AA2243, 4.50%, 5/1/39	149,551
124,236	Pool #AA3142, 4.50%, 3/1/39	139,623
175,023	Pool #AA3206, 4.00%, 4/1/39	193,971
405,372	Pool #AA3207, 4.50%, 3/1/39	455,578
112,167	Pool #AA4468, 4.00%, 4/1/39	123,657
222,944	Pool #AA7042, 4.50%, 6/1/39	250,556
355,147	Pool #AA7658, 4.00%, 6/1/39	391,526
99,514	Pool #AA7659, 4.50%, 6/1/39	111,839
85,154	Pool #AA7741, 4.50%, 6/1/24	88,071
2,196,826	Pool #AB7798, 3.00%, 1/1/43	2,345,202
1,225,481	Pool #AB9204, 3.00%, 4/1/43	1,307,669
188,313	Pool #AC1463, 5.00%, 8/1/39	215,002
101,070	Pool #AC1464, 5.00%, 8/1/39	115,395
275,520	Pool #AC2109, 4.50%, 7/1/39	309,643
32,714	Pool #AC4394, 5.00%, 9/1/39	37,578
255,885	Pool #AC4395, 5.00%, 9/1/39	292,153
114,979	Pool #AC5328, 5.00%, 10/1/39	131,275
96,774	Pool #AC5329, 5.00%, 10/1/39	110,490
192,273	Pool #AC6304, 5.00%, 11/1/39	219,524
203,357	Pool #AC6305, 5.00%, 11/1/39	232,179
136,867	Pool #AC6307, 5.00%, 12/1/39	156,266
297,830	Pool #AC6790, 5.00%, 12/1/39	340,042
895,146	Pool #AC7199, 5.00%, 12/1/39	1,022,017
500,249	Pool #AD1470, 5.00%, 2/1/40	571,150
1,044,816	Pool #AD1471, 4.50%, 2/1/40	1,174,218
747,617	Pool #AD1585, 4.50%, 2/1/40	840,211
344,533	Pool #AD1586, 5.00%, 1/1/40	393,365
442,575	Pool #AD1638, 4.50%, 2/1/40	496,720
142,928	Pool #AD1640, 4.50%, 3/1/40	160,413
1,081,452	Pool #AD1942, 4.50%, 1/1/40	1,215,391
203,993	Pool #AD1943, 5.00%, 1/1/40	232,905
438,969	Pool #AD1988, 4.50%, 2/1/40	492,672
361,881	Pool #AD2896, 5.00%, 3/1/40	412,098
208,615	Pool #AD4456, 4.50%, 4/1/40	234,137
657,905	Pool #AD4458, 4.50%, 4/1/40	738,392
256,822	Pool #AD4940, 4.50%, 6/1/40	288,242
91,704	Pool #AD4946, 4.50%, 6/1/40	102,923
229,654	Pool #AD5728, 5.00%, 4/1/40	261,523
216,283	Pool #AD7239, 4.50%, 7/1/40	242,743
116,056	Pool #AD7242, 4.50%, 7/1/40	130,254
171,792	Pool #AD7256, 4.50%, 7/1/40	192,809
238,722	Pool #AD7271, 4.50%, 7/1/40	267,928
261,734	Pool #AD7272, 4.50%, 7/1/40	293,755
268,376	Pool #AD8960, 5.00%, 6/1/40	305,618
128,675	Pool #AD9613, 4.50%, 8/1/40	144,417

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 874,022	Pool #AD9614, 4.50%, 8/1/40	$980,950
74,584	Pool #AE2011, 4.00%, 9/1/40	82,199
1,137,347	Pool #AE2012, 4.00%, 9/1/40	1,253,464
116,295	Pool #AE2023, 4.00%, 9/1/40	128,168
544,350	Pool #AE5432, 4.00%, 10/1/40	599,926
329,153	Pool #AE5435, 4.50%, 9/1/40	369,421
328,386	Pool #AE5806, 4.50%, 9/1/40	368,561
520,919	Pool #AE5861, 4.00%, 10/1/40	574,102
291,352	Pool #AE5862, 4.00%, 10/1/40	321,098
165,785	Pool #AE5863, 4.00%, 10/1/40	182,711
279,002	Pool #AE6850, 4.00%, 10/1/40	307,487
24,146	Pool #AE6851, 4.00%, 10/1/40	26,611
152,933	Pool #AE7699, 4.00%, 11/1/40	168,547
409,875	Pool #AE7703, 4.00%, 10/1/40	451,721
398,014	Pool #AE7707, 4.00%, 11/1/40	438,649
236,487	Pool #AH0300, 4.00%, 11/1/40	260,631
394,869	Pool #AH0301, 3.50%, 11/1/40	428,661
36,501	Pool #AH0302, 4.00%, 11/1/40	40,227
411,489	Pool #AH0306, 4.00%, 12/1/40	453,500
450,142	Pool #AH0508, 4.00%, 11/1/40	496,099
758,857	Pool #AH0537, 4.00%, 12/1/40	836,333
551,310	Pool #AH0914, 4.50%, 11/1/40	618,757
425,683	Pool #AH0917, 4.00%, 12/1/40	469,143
461,018	Pool #AH1077, 4.00%, 1/1/41	510,757
674,419	Pool #AH2973, 4.00%, 12/1/40	743,275
419,030	Pool #AH2980, 4.00%, 1/1/41	461,811
931,512	Pool #AH5656, 4.00%, 1/1/41	1,026,615
88,248	Pool #AH5657, 4.00%, 2/1/41	99,251
473,227	Pool #AH5658, 4.00%, 2/1/41	521,541
320,361	Pool #AH5662, 4.00%, 2/1/41	353,068
398,480	Pool #AH5882, 4.00%, 2/1/26	424,020
252,416	Pool #AH6764, 4.00%, 3/1/41	278,187
1,085,374	Pool #AH6768, 4.00%, 3/1/41	1,198,772
130,226	Pool #AH7277, 4.00%, 3/1/41	143,831
801,610	Pool #AH7281, 4.00%, 3/1/41	885,361
358,521	Pool #AH7526, 4.50%, 3/1/41	402,446
571,029	Pool #AH7537, 4.00%, 3/1/41	630,689
238,076	Pool #AH8878, 4.50%, 4/1/41	267,244
284,427	Pool #AH8885, 4.50%, 4/1/41	319,274
218,789	Pool #AH9050, 3.50%, 2/1/26	231,505
517,460	Pool #AI0114, 4.00%, 3/1/41	571,524
481,103	Pool #AI1846, 4.50%, 5/1/41	540,046
382,230	Pool #AI1847, 4.50%, 5/1/41	429,059
1,008,659	Pool #AI1848, 4.50%, 5/1/41	1,132,236
645,292	Pool #AI1849, 4.50%, 5/1/41	724,351
242,338	Pool #AJ0651, 4.00%, 8/1/41	267,658
296,770	Pool #AJ7668, 4.00%, 11/1/41	327,776

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 623,710	Pool #AJ9133, 4.00%, 1/1/42	$688,874
507,708	Pool #AK6715, 3.50%, 3/1/42	551,009
505,353	Pool #AK6716, 3.50%, 3/1/42	548,453
486,683	Pool #AK6718, 3.50%, 2/1/42	528,191
852,282	Pool #AM1750, 3.04%, 12/1/30	952,743
2,811,001	Pool #AM4392, 3.79%, 10/1/23	2,982,216
227,368	Pool #AM6907, 3.68%, 10/1/32	264,733
1,427,169	Pool #AM7764, 3.05%, 1/1/27	1,574,052
470,645	Pool #AM9780, 3.31%, 3/1/31	544,557
350,000	Pool #AN0360, 3.95%, 12/1/45	417,786
1,045,954	Pool #AN0915, 3.01%, 2/1/26	1,140,598
306,632	Pool #AN1381, 2.56%, 8/1/26	330,735
926,235	Pool #AN2066, 2.75%, 7/1/26	971,209
943,327	Pool #AN2746, 2.30%, 9/1/26	1,009,473
965,618	Pool #AN3157, 2.25%, 10/1/26	1,031,441
467,688	Pool #AN3919, 2.82%, 12/1/26	511,639
1,145,000	Pool #AN4045, 3.15%, 1/1/29	1,265,537
847,017	Pool #AN5053, 3.34%, 4/1/27	949,334
206,746	Pool #AN6580, 3.36%, 9/1/29	236,821
950,664	Pool #AN7154, 3.21%, 10/1/32	1,101,845
959,105	Pool #AN7904, 3.44%, 12/1/27	1,076,791
479,652	Pool #AN7982, 2.80%, 1/1/26	515,316
2,000,000	Pool #AN8055, 3.05%, 1/1/30	2,274,755
1,500,000	Pool #AN8121, 3.16%, 1/1/35	1,736,141
972,168	Pool #AN9057, 3.47%, 4/1/28	1,096,333
969,195	Pool #AN9844, 3.80%, 7/1/30	1,134,598
448,339	Pool #AO2923, 3.50%, 5/1/42	489,837
1,533,518	Pool #AO8029, 3.50%, 7/1/42	1,664,307
482,863	Pool #AP7483, 3.50%, 9/1/42	524,045
387,257	Pool #AQ6710, 2.50%, 10/1/27	404,507
1,541,750	Pool #AQ7193, 3.50%, 7/1/43	1,669,873
380,360	Pool #AR6928, 3.00%, 3/1/43	405,959
858,733	Pool #AS1916, 4.00%, 3/1/44	940,643
284,069	Pool #AS1917, 4.00%, 3/1/44	312,037
190,172	Pool #AS2129, 4.00%, 3/1/44	208,311
636,823	Pool #AS2439, 4.00%, 5/1/44	699,522
202,415	Pool #AS2784, 4.00%, 7/1/44	221,723
1,100,734	Pool #AS3244, 4.00%, 9/1/44	1,205,727
1,188,083	Pool #AS3494, 4.00%, 10/1/44	1,301,408
971,319	Pool #AS3726, 4.00%, 11/1/44	1,063,968
838,597	Pool #AS3728, 4.00%, 11/1/44	918,586
632,444	Pool #AS3929, 4.00%, 12/1/44	692,769
693,965	Pool #AS3930, 4.00%, 11/1/44	760,159
988,841	Pool #AS4070, 4.00%, 12/1/44	1,093,134
154,542	Pool #AS4390, 3.50%, 2/1/45	168,633
532,509	Pool #AS4732, 3.50%, 4/1/45	571,554
1,086,503	Pool #AS4905, 3.50%, 4/1/45	1,166,168
1,018,355	Pool #AS5341, 3.50%, 7/1/45	1,093,024

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 917,145	Pool #AS5576, 4.00%, 8/1/45	$1,001,240
660,043	Pool #AS5919, 3.50%, 9/1/45	714,180
399,691	Pool #AS5922, 3.50%, 9/1/45	428,998
978,877	Pool #AS6303, 4.00%, 11/1/45	1,068,632
654,848	Pool #AS6469, 4.00%, 12/1/45	714,892
245,167	Pool #AS6607, 4.00%, 1/1/46	267,647
1,445,875	Pool #AS6778, 3.50%, 3/1/46	1,549,468
622,816	Pool #AS6958, 3.50%, 4/1/46	672,392
1,035,243	Pool #AS7138, 3.50%, 5/1/46	1,097,674
753,000	Pool #AS7139, 3.50%, 5/1/46	798,410
1,268,166	Pool #AS7334, 3.00%, 6/1/46	1,342,234
1,145,455	Pool #AS7335, 3.00%, 5/1/46	1,206,813
903,835	Pool #AS7336, 3.00%, 6/1/46	973,366
2,444,448	Pool #AS7504, 3.00%, 7/1/46	2,575,389
472,105	Pool #AS7516, 3.00%, 7/1/46	497,395
1,553,804	Pool #AS7517, 3.00%, 6/1/46	1,637,036
583,818	Pool #AS7518, 3.00%, 7/1/46	621,402
213,813	Pool #AS7674, 3.00%, 8/1/46	225,266
1,100,033	Pool #AS7676, 3.00%, 8/1/46	1,158,958
680,845	Pool #AS8077, 3.00%, 10/1/46	717,315
1,190,773	Pool #AS8289, 3.00%, 10/1/46	1,254,559
1,789,583	Pool #AS8441, 3.00%, 11/1/46	1,885,445
1,515,812	Pool #AS8633, 3.50%, 1/1/47	1,607,224
685,333	Pool #AS8776, 3.50%, 2/1/47	726,662
216,125	Pool #AS9308, 4.00%, 2/1/47	231,797
789,632	Pool #AS9381, 4.00%, 4/1/47	846,890
800,751	Pool #AS9549, 4.00%, 5/1/47	858,816
1,495,504	Pool #AS9550, 4.00%, 5/1/47	1,603,947
767,144	Pool #AS9727, 3.50%, 6/1/47	811,882
447,857	Pool #AS9729, 4.00%, 6/1/47	480,332
585,001	Pool #AS9825, 4.00%, 6/1/47	632,344
708,770	Pool #AT2688, 3.00%, 5/1/43	756,304
208,624	Pool #AT2691, 3.00%, 5/1/43	225,410
588,952	Pool #AT3963, 2.50%, 3/1/28	615,824
271,173	Pool #AT7873, 2.50%, 6/1/28	284,896
420,609	Pool #AU0971, 3.50%, 8/1/43	455,563
388,285	Pool #AU2165, 3.50%, 7/1/43	420,552
714,055	Pool #AU2188, 3.50%, 8/1/43	773,394
112,118	Pool #AU6054, 4.00%, 9/1/43	120,681
311,769	Pool #AU6718, 4.00%, 10/1/43	343,145
622,420	Pool #AU7003, 4.00%, 11/1/43	697,771
328,792	Pool #AU7005, 4.00%, 11/1/43	366,188
703,413	Pool #AV0679, 4.00%, 12/1/43	783,420
442,397	Pool #AV9282, 4.00%, 2/1/44	475,784
465,004	Pool #AW0993, 4.00%, 5/1/44	521,122
139,579	Pool #AW1565, 4.00%, 4/1/44	150,205
810,116	Pool #AW5046, 4.00%, 7/1/44	888,256

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 471,620	Pool #AW5047, 4.00%, 7/1/44	$516,606
311,976	Pool #AW7040, 4.00%, 6/1/44	337,263
372,380	Pool #AW8629, 3.50%, 5/1/44	400,337
729,599	Pool #AX2884, 3.50%, 11/1/44	796,573
1,203,086	Pool #AX4860, 3.50%, 12/1/44	1,301,597
623,470	Pool #AY0075, 3.50%, 11/1/44	670,278
748,560	Pool #AY1389, 3.50%, 4/1/45	803,446
729,629	Pool #AY3435, 3.50%, 5/1/45	783,127
629,960	Pool #AY5571, 3.50%, 6/1/45	676,150
997,983	Pool #BC0802, 3.50%, 4/1/46	1,069,486
1,139,393	Pool #BC0804, 3.50%, 4/1/46	1,208,105
683,357	Pool #BC1135, 3.00%, 6/1/46	727,349
1,062,889	Pool #BD5021, 3.50%, 2/1/47	1,139,042
2,033,236	Pool #BD7140, 4.00%, 4/1/47	2,180,671
1,692,989	Pool #BE4232, 3.00%, 12/1/46	1,783,677
385,955	Pool #BE9743, 3.50%, 4/1/47	412,036
1,733,439	Pool #BH2665, 3.50%, 9/1/47	1,834,528
942,298	Pool #BH4659, 4.00%, 6/1/47	1,010,626
1,412,057	Pool #BJ0657, 4.00%, 2/1/48	1,503,632
641,016	Pool #BJ2670, 4.00%, 4/1/48	682,587
1,299,985	Pool #BJ5158, 4.00%, 4/1/48	1,384,293
774,853	Pool #BK7685, 4.00%, 10/1/48	825,104
1,285,409	Pool #BK7924, 4.00%, 11/1/48	1,368,771
8,920,000	Pool #BL4650, 2.30%, 10/1/31	9,625,421
2,400,000	Pool #BL4970, 2.80%, 11/1/36	2,675,484
1,404,899	Pool #BO1263, 3.50%, 6/1/49	1,493,360
1,242,212	Pool #BO3599, 3.00%, 9/1/49	1,299,622
1,186,345	Pool #BO5263, 3.00%, 9/1/49	1,241,173
1,199,150	Pool #BP8731, 2.50%, 6/1/50	1,258,296
2,031,630	Pool #BP8741, 2.50%, 6/1/50	2,131,835
1,757,572	Pool #CA0114, 3.50%, 8/1/47	1,860,068
303,761	Pool #CA0268, 3.50%, 8/1/47	328,958
1,294,617	Pool #CA0334, 3.50%, 9/1/47	1,370,115
2,660,861	Pool #CA0534, 3.50%, 10/1/47	2,816,034
1,143,628	Pool #CA0536, 3.50%, 10/1/47	1,210,321
852,183	Pool #CA0551, 4.00%, 10/1/47	913,977
903,477	Pool #CA0565, 3.50%, 10/1/47	962,994
1,361,390	Pool #CA0742, 3.50%, 11/1/47	1,440,783
1,001,518	Pool #CA0743, 3.50%, 11/1/47	1,076,548
1,153,061	Pool #CA0825, 3.50%, 12/1/47	1,220,305
710,112	Pool #CA0981, 3.50%, 12/1/47	751,523
1,722,540	Pool #CA1070, 3.50%, 1/1/48	1,822,993
504,123	Pool #CA1115, 3.50%, 1/1/48	533,522
1,263,106	Pool #CA1130, 3.50%, 1/1/48	1,336,766
1,288,938	Pool #CA1131, 3.50%, 2/1/48	1,364,105
1,788,988	Pool #CA1132, 3.50%, 1/1/48	1,893,316
1,082,522	Pool #CA1140, 3.50%, 1/1/48	1,145,651
1,114,070	Pool #CA1144, 3.50%, 2/1/48	1,179,039

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 371,690	Pool #CA1152, 3.50%, 2/1/48	$393,366
1,002,780	Pool #CA1160, 3.50%, 2/1/48	1,069,297
1,085,496	Pool #CA1161, 3.50%, 2/1/48	1,147,004
799,919	Pool #CA1162, 3.50%, 2/1/48	846,568
589,676	Pool #CA1338, 4.00%, 3/1/48	630,277
1,554,409	Pool #CA1339, 3.50%, 3/1/48	1,642,488
883,316	Pool #CA1418, 4.00%, 3/1/48	940,601
258,691	Pool #CA1420, 4.00%, 3/1/48	275,468
844,168	Pool #CA1468, 4.00%, 3/1/48	898,915
1,457,901	Pool #CA1469, 4.00%, 3/1/48	1,552,450
640,826	Pool #CA1471, 4.00%, 3/1/48	682,385
2,978,489	Pool #CA1507, 4.00%, 4/1/48	3,171,652
871,820	Pool #CA1610, 3.50%, 3/1/48	921,221
456,220	Pool #CA1611, 4.00%, 4/1/48	485,807
621,890	Pool #CA1612, 3.50%, 4/1/48	660,455
534,077	Pool #CA1613, 4.00%, 4/1/48	568,713
470,696	Pool #CA2381, 4.00%, 9/1/48	501,222
428,782	Pool #CA2440, 4.00%, 9/1/48	458,305
782,621	Pool #CA2441, 4.00%, 10/1/48	833,376
359,003	Pool #CA2442, 4.00%, 10/1/48	387,327
624,582	Pool #CA2443, 4.00%, 10/1/48	665,088
860,321	Pool #CA2468, 4.00%, 10/1/48	916,115
757,057	Pool #CA2594, 4.00%, 11/1/48	822,453
732,393	Pool #CA2913, 4.00%, 1/1/49	779,891
302,873	Pool #CA2914, 4.00%, 1/1/49	322,515
792,776	Pool #CA3042, 4.00%, 1/1/49	844,190
956,101	Pool #CA3043, 4.00%, 2/1/49	1,018,107
1,064,429	Pool #CA3044, 4.50%, 2/1/49	1,149,397
1,140,280	Pool #CA3045, 4.50%, 1/1/49	1,231,303
97,138	Pool #CA3132, 4.00%, 2/1/49	104,356
473,937	Pool #CA3557, 3.50%, 5/1/49	498,983
1,440,410	Pool #CA3628, 3.50%, 6/1/49	1,516,532
1,150,410	Pool #CA3793, 3.50%, 6/1/49	1,211,206
269,192	Pool #CA3936, 3.50%, 7/1/49	283,418
534,608	Pool #CA4043, 3.00%, 8/1/49	559,315
1,046,437	Pool #CA4320, 3.00%, 9/1/49	1,094,798
1,461,076	Pool #CA5106, 3.00%, 1/1/50	1,528,600
446,798	Pool #CA5132, 3.00%, 2/1/50	467,447
1,776,854	Pool #CA5309, 3.00%, 3/1/50	1,869,286
1,149,167	Pool #CA5312, 3.00%, 3/1/50	1,210,156
1,187,839	Pool #CA6150, 2.50%, 6/1/50	1,246,453
1,255,750	Pool #CA6151, 2.50%, 6/1/50	1,317,715
1,192,696	Pool #CA6251, 3.00%, 6/1/50	1,254,740
1,929,654	Pool #CA6253, 2.00%, 7/1/50	1,996,400
4,736,672	Pool #CA6261, 2.50%, 6/1/50	5,006,726
1,874,789	Pool #CA6263, 2.50%, 7/1/50	1,967,300
1,135,295	Pool #CA6285, 2.50%, 7/1/50	1,191,315

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$1,811,378	Pool #CA6966, 2.00%, 9/1/50	$1,877,816
2,905,043	Pool #CA6967, 2.00%, 9/1/50	3,005,527
1,851,924	Pool #CA6968, 2.00%, 9/1/50	1,915,981
1,384,149	Pool #CA6969, 2.00%, 9/1/50	1,432,026
2,831,497	Pool #CA6971, 2.50%, 9/1/50	2,971,217
1,810,745	Pool #CA6972, 2.50%, 8/1/50	1,900,096
1,052,434	Pool #CA6973, 2.50%, 9/1/50	1,104,366
1,183,000	Pool #CA7258, 2.50%, 9/1/50	1,244,340
1,808,118	Pool #CA7259, 2.50%, 9/1/50	1,897,339
51,352	Pool #MC0013, 5.50%, 12/1/38	59,779
83,595	Pool #MC0014, 5.50%, 12/1/38	97,312
68,731	Pool #MC0016, 5.50%, 11/1/38	80,009
66,094	Pool #MC0038, 4.50%, 3/1/39	74,974
45,729	Pool #MC0059, 4.00%, 4/1/39	51,176
80,990	Pool #MC0081, 4.00%, 5/1/39	89,758
43,055	Pool #MC0112, 4.50%, 6/1/39	48,840
86,336	Pool #MC0127, 4.50%, 7/1/39	97,085
479,994	Pool #MC0154, 4.50%, 8/1/39	539,442
86,503	Pool #MC0160, 4.50%, 8/1/39	97,273
202,406	Pool #MC0171, 4.50%, 9/1/39	227,475
210,066	Pool #MC0177, 4.50%, 9/1/39	236,083
117,815	Pool #MC0270, 4.50%, 3/1/40	132,228
344,251	Pool #MC0325, 4.50%, 7/1/40	386,366
150,724	Pool #MC0584, 4.00%, 1/1/42	166,471
154,315	Pool #MC0585, 4.00%, 1/1/42	170,438
60,646	Pool #MC3344, 5.00%, 12/1/38	69,676

		278,924,697

Freddie Mac — 23.01%
937,366	Pool #Q63813, 3.50%, 4/1/49	991,430
2,084,238	Pool #RA1234, 3.50%, 8/1/49	2,194,185
845,355	Pool #RA1382, 3.00%, 9/1/49	884,460
1,964,915	Pool #RA1383, 3.00%, 9/1/49	2,055,808
1,873,400	Pool #RA1470, 3.00%, 10/1/49	1,960,059
942,495	Pool #RA1713, 3.00%, 11/1/49	986,093
1,220,627	Pool #RA1714, 3.00%, 11/1/49	1,277,090
1,378,244	Pool #RA1715, 3.00%, 10/1/49	1,441,999
1,553,348	Pool #RA1716, 3.00%, 11/1/49	1,625,203
502,985	Pool #RA1724, 2.50%, 10/1/49	526,945
622,855	Pool #RA1979, 3.00%, 12/1/49	654,204
954,193	Pool #RA1987, 3.00%, 12/1/49	1,002,117
2,555,845	Pool #RA1988, 3.00%, 1/1/50	2,674,072
1,862,783	Pool #RA2158, 3.00%, 2/1/50	1,948,951
1,021,292	Pool #RA2162, 3.00%, 2/1/50	1,076,001
2,115,828	Pool #RA2255, 3.00%, 3/1/50	2,225,526
2,338,771	Pool #RA2256, 3.00%, 3/1/50	2,460,029
1,208,873	Pool #RA2340, 3.00%, 3/1/50	1,271,549
496,992	Pool #RA2395, 2.50%, 4/1/50	521,521

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$1,289,353	Pool #RA3097, 2.50%, 7/1/50	$1,352,988
1,979,722	Pool #RA3207, 2.50%, 7/1/50	2,082,392
3,730,187	Pool #RA3208, 2.50%, 7/1/50	3,914,285
5,713,925	Pool #RA3249, 2.50%, 8/1/50	5,995,929
1,260,604	Pool #RA3339, 2.00%, 8/1/50	1,304,186
1,566,168	Pool #RA3552, 2.00%, 9/1/50	1,620,313
1,214,024	Pool #RA3553, 2.50%, 8/1/50	1,276,984
4,308,693	Pool #RA3679, 2.00%, 9/1/50	4,457,654
2,360,166	Pool #RA3680, 2.50%, 9/1/50	2,476,649
982,845	Pool #RA3711, 2.00%, 9/1/50	1,016,824
734,957	Pool #RA3712, 2.50%, 9/1/50	773,064
692,329	Pool #RA3733, 2.00%, 10/1/50	716,264
758,610	Pool #RA3734, 2.50%, 10/1/50	797,952
1,227,154	Pool #RA3747, 2.00%, 9/1/50	1,269,580
6,189,708	Pool #RA3748, 2.50%, 10/1/50	6,495,193
1,970,738	Pool #RA3751, 2.00%, 10/1/50	2,044,369
1,558,450	Pool #WA3103, 3.30%, 2/1/27	1,739,765
4,761,556	Pool #WA3125, 1.75%, 10/1/34	4,870,606
998,022	Pool #WA3211, 1.91%, 9/1/35	1,031,778
988,260	Pool #WA5002, 2.62%, 11/1/31	1,088,641
1,942,736	Pool #WN3000, 3.14%, 1/1/28	2,178,527
1,000,000	Pool #WN3049, 2.39%, 9/1/31	1,084,942
979,020	Pool #ZA4828, 4.00%, 3/1/47	1,050,530
265,878	Pool #ZA4891, 3.50%, 3/1/47	292,165
1,249,211	Pool #ZA4892, 4.00%, 5/1/47	1,340,456
705,749	Pool #ZA4893, 3.50%, 4/1/47	753,415
1,225,941	Pool #ZA4912, 3.50%, 5/1/47	1,297,396
1,342,571	Pool #ZA4913, 4.00%, 5/1/47	1,440,635
1,066,703	Pool #ZA5036, 3.50%, 9/1/47	1,128,876
1,801,522	Pool #ZA5070, 3.50%, 11/1/47	1,906,526
553,533	Pool #ZA5090, 3.50%, 11/1/47	585,796
1,580,809	Pool #ZA5174, 3.50%, 12/1/47	1,672,948
3,255,307	Pool #ZA5238, 3.50%, 2/1/48	3,445,045
1,107,873	Pool #ZA5245, 3.50%, 1/1/48	1,172,446
1,912,404	Pool #ZA5253, 3.50%, 1/1/48	2,023,870
1,374,262	Pool #ZA5254, 4.00%, 1/1/48	1,474,641
984,252	Pool #ZA5308, 4.00%, 1/1/48	1,056,144
865,913	Pool #ZA5575, 4.00%, 7/1/48	922,119
1,045,103	Pool #ZA5637, 4.50%, 8/1/48	1,128,370
936,519	Pool #ZA5645, 4.00%, 8/1/48	1,001,918
323,135	Pool #ZA6576, 3.50%, 4/1/49	340,181
111,224	Pool #ZI0238, 5.00%, 6/1/33	127,291
194,268	Pool #ZI0412, 5.00%, 8/1/33	222,332
73,607	Pool #ZI0543, 4.50%, 8/1/33	83,475
51,893	Pool #ZI0549, 5.00%, 8/1/33	59,628
35,116	Pool #ZI0743, 4.50%, 9/1/33	39,876
116,127	Pool #ZI0807, 5.00%, 9/1/33	132,903

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 73,125	Pool #ZI0959, 6.00%, 10/1/33	$80,888
124,435	Pool #ZI1023, 5.50%, 11/1/33	144,945
37,786	Pool #ZI1352, 5.50%, 12/1/33	44,014
98,080	Pool #ZI1353, 5.50%, 1/1/34	114,245
213,638	Pool #ZI1493, 5.50%, 1/1/34	248,851
156,460	Pool #ZI1524, 5.50%, 2/1/34	182,248
74,724	Pool #ZI1630, 5.50%, 3/1/34	87,246
167,964	Pool #ZI1689, 5.50%, 4/1/34	196,108
86,021	Pool #ZI1802, 5.50%, 4/1/34	100,435
148,461	Pool #ZI1991, 5.00%, 5/1/34	170,820
264,221	Pool #ZI2332, 5.00%, 6/1/34	304,014
156,459	Pool #ZI2333, 5.00%, 6/1/34	180,023
165,071	Pool #ZI2888, 6.00%, 12/1/34	187,807
218,598	Pool #ZI2939, 5.50%, 12/1/34	255,227
147,473	Pool #ZI3102, 5.00%, 1/1/35	169,684
88,884	Pool #ZI3254, 5.50%, 4/1/35	104,025
188,622	Pool #ZI3507, 5.00%, 9/1/35	217,088
163,272	Pool #ZI3713, 5.00%, 5/1/35	187,912
85,785	Pool #ZI4118, 5.50%, 1/1/36	100,397
100,962	Pool #ZI4119, 5.00%, 1/1/36	116,199
152,766	Pool #ZI4120, 5.50%, 1/1/36	178,788
218,680	Pool #ZI4200, 5.50%, 2/1/36	255,929
91,681	Pool #ZI4201, 6.00%, 2/1/36	101,311
245,633	Pool #ZI4429, 5.00%, 6/1/35	282,704
62,509	Pool #ZI4521, 5.50%, 7/1/35	73,157
183,615	Pool #ZI4572, 5.50%, 8/1/35	214,891
81,604	Pool #ZI4605, 5.50%, 9/1/35	95,505
83,339	Pool #ZI4606, 5.50%, 9/1/35	97,535
120,708	Pool #ZI4704, 5.00%, 11/1/35	138,925
128,322	Pool #ZI4705, 5.00%, 11/1/35	147,688
76,681	Pool #ZI4706, 5.50%, 11/1/35	89,743
134,109	Pool #ZI4855, 6.00%, 5/1/36	147,211
75,537	Pool #ZI4882, 6.00%, 5/1/36	84,145
240,579	Pool #ZI4979, 6.00%, 6/1/36	269,832
62,340	Pool #ZI5006, 6.00%, 6/1/36	65,619
169,071	Pool #ZI5896, 5.50%, 4/1/37	196,719
182,732	Pool #ZI5912, 5.50%, 4/1/37	212,614
132,532	Pool #ZI6186, 6.00%, 6/1/37	148,217
94,706	Pool #ZI6311, 5.50%, 6/1/37	110,194
139,563	Pool #ZI6352, 5.50%, 7/1/37	162,385
141,780	Pool #ZI6583, 5.50%, 8/1/37	164,965
122,444	Pool #ZI6598, 6.00%, 8/1/37	134,608
63,519	Pool #ZI6814, 6.00%, 10/1/37	71,353
57,460	Pool #ZI6976, 5.50%, 7/1/37	66,856
345,367	Pool #ZI9925, 5.00%, 4/1/40	393,352
97,573	Pool #ZJ0038, 4.50%, 5/1/40	109,508
403,358	Pool #ZJ0482, 4.50%, 9/1/40	452,697
382,512	Pool #ZJ0844, 4.00%, 12/1/40	421,673

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 251,105	Pool #ZJ1058, 4.00%, 12/1/40	$276,813
194,114	Pool #ZJ1264, 4.00%, 1/1/41	213,987
414,320	Pool #ZJ1444, 4.00%, 3/1/41	459,774
225,694	Pool #ZJ1445, 4.50%, 3/1/41	253,282
25,801	Pool #ZJ4162, 7.50%, 2/1/30	27,005
58,274	Pool #ZJ5032, 6.50%, 5/1/31	63,711
43,680	Pool #ZJ5104, 6.50%, 6/1/31	47,307
36,988	Pool #ZJ5458, 6.50%, 11/1/31	39,806
37,961	Pool #ZJ5928, 6.50%, 3/1/32	40,550
141,023	Pool #ZJ6638, 6.00%, 11/1/32	159,578
70,776	Pool #ZJ6955, 5.50%, 3/1/33	82,442
50,836	Pool #ZJ6956, 5.50%, 3/1/33	59,215
239,006	Pool #ZK4661, 2.50%, 11/1/27	249,647
139,482	Pool #ZL1284, 4.50%, 4/1/41	156,532
461,606	Pool #ZL2630, 3.50%, 12/1/41	501,160
350,767	Pool #ZL2708, 3.50%, 1/1/42	380,824
1,086,803	Pool #ZL5676, 3.00%, 4/1/43	1,160,097
788,699	Pool #ZL6090, 3.00%, 6/1/43	841,889
506,516	Pool #ZL6097, 3.00%, 6/1/43	540,676
885,470	Pool #ZL9372, 3.00%, 4/1/45	938,035
549,378	Pool #ZL9669, 3.50%, 6/1/45	589,691
391,172	Pool #ZM1422, 3.50%, 7/1/46	414,952
837,279	Pool #ZM1423, 3.50%, 7/1/46	888,179
1,052,003	Pool #ZM1736, 3.00%, 9/1/46	1,108,260
1,343,240	Pool #ZM1738, 3.00%, 9/1/46	1,415,071
879,458	Pool #ZM8750, 4.00%, 9/1/48	936,543
930,673	Pool #ZN1022, 4.00%, 11/1/48	991,076
22,734	Pool #ZN5269, 6.50%, 10/1/31	23,449
48,546	Pool #ZN5316, 5.00%, 5/1/34	55,857
74,238	Pool #ZN5321, 5.50%, 5/1/34	86,678
45,214	Pool #ZN5322, 5.50%, 5/1/34	52,791
53,184	Pool #ZN5332, 5.00%, 11/1/34	61,194
40,643	Pool #ZN5333, 5.50%, 11/1/34	47,453
871,464	Series 2017-SB42, Class A10F, 2.96%, 10/25/27(a)	934,790
2,533,608	Series 2018-SB47, Class A10F, 3.35%, 1/25/28(a)	2,757,723
456,058	Series 2018-SB52, Class A10F, 3.48%, 6/25/28(a)	495,415
1,031,347	Series 2018-SB53, Class A10F, 3.66%, 6/25/28(a)	1,138,252
465,871	Series 2018-SB56, Class A10F, 3.70%, 10/25/28(a)	516,083
1,910,012	Series 2019-SB63, Class A10F, 2.78%, 3/25/29(a)	2,025,097
784,391	Series 2019-SB64, Class A10F, 2.71%, 5/25/29(a)	822,586
2,331,582	Series 2019-SB65, Class A5F, 1.99%, 5/25/24(a)	2,412,150
970,211	Series 2019-SB66, Class A5H, 2.32%, 6/25/39(a)	1,005,588
1,000,000	Series-K158, Class A2, 3.90%, 12/25/30(a)	1,231,862

		136,648,479

Ginnie Mae — 16.61%
79,237	Pool #409117, 5.50%, 6/20/38	85,297
509,135	Pool #442423, 4.00%, 9/20/41	561,953

29

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 89,693	Pool #487643, 5.00%, 2/15/39	$95,805
201,059	Pool #616936, 5.50%, 1/15/36	235,747
1,086,387	Pool #618363, 4.00%, 9/20/41	1,199,089
415,555	Pool #624106, 5.13%, 3/15/34	415,555
298,209	Pool #654705, 4.00%, 9/20/41	329,146
379,452	Pool #664269, 5.85%, 6/15/38	379,452
23,247	Pool #675509, 5.50%, 6/15/38	24,382
153,066	Pool #697672, 5.50%, 12/15/38	170,077
257,020	Pool #697814, 5.00%, 2/15/39	278,649
339,073	Pool #697885, 4.50%, 3/15/39	379,931
104,110	Pool #698112, 4.50%, 5/15/39	116,655
485,839	Pool #698113, 4.50%, 5/15/39	544,382
49,499	Pool #699294, 5.63%, 9/20/38	53,621
1,109,287	Pool #713519, 6.00%, 7/15/39	1,302,837
258,918	Pool #716822, 4.50%, 4/15/39	290,118
63,908	Pool #716823, 4.50%, 4/15/39	72,698
111,708	Pool #717132, 4.50%, 5/15/39	125,169
426,921	Pool #720080, 4.50%, 6/15/39	478,364
269,438	Pool #724629, 5.00%, 7/20/40	308,515
577,114	Pool #726550, 5.00%, 9/15/39	641,973
267,978	Pool #729346, 4.50%, 7/15/41	300,566
329,096	Pool #738844, 3.50%, 10/15/41	356,722
154,919	Pool #738845, 3.50%, 10/15/41	167,923
627,477	Pool #738862, 4.00%, 10/15/41	692,161
272,142	Pool #747241, 5.00%, 9/20/40	311,611
719,037	Pool #748654, 3.50%, 9/15/40	784,483
143,694	Pool #748846, 4.50%, 9/20/40	161,191
291,888	Pool #757016, 3.50%, 11/15/40	318,456
188,198	Pool #757017, 4.00%, 12/15/40	207,618
514,775	Pool #759297, 4.00%, 1/20/41	567,991
228,470	Pool #759298, 4.00%, 2/20/41	252,089
155,005	Pool #762877, 4.00%, 4/15/41	170,984
171,929	Pool #763564, 4.50%, 5/15/41	197,428
258,149	Pool #770481, 4.00%, 8/15/41	284,760
42,959	Pool #770482, 4.50%, 8/15/41	49,639
438,381	Pool #770517, 4.00%, 8/15/41	483,572
348,679	Pool #770529, 4.00%, 8/15/41	384,623
53,734	Pool #770537, 4.00%, 8/15/41	59,819
247,524	Pool #770738, 4.50%, 6/20/41	277,461
318,120	Pool #779592, 4.00%, 11/20/41	351,563
116,946	Pool #779593, 4.00%, 11/20/41	129,078
440,904	Pool #AA6312, 3.00%, 4/15/43	475,895
475,592	Pool #AA6424, 3.00%, 5/15/43	508,909
883,512	Pool #AB2733, 3.50%, 8/15/42	958,224
1,311,072	Pool #AB2745, 3.00%, 8/15/42	1,376,636
1,106,359	Pool #AB2841, 3.00%, 9/15/42	1,173,773
487,394	Pool #AB2843, 3.00%, 9/15/42	521,571
116,297	Pool #AB2852, 3.50%, 9/15/42	126,377

30

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 425,319	Pool #AE6946, 3.00%, 6/15/43	$459,607
174,226	Pool #AE8253, 4.00%, 2/20/44	191,121
263,656	Pool #AG8915, 4.00%, 2/20/44	291,299
608,965	Pool #AK6446, 3.00%, 1/15/45	659,555
497,712	Pool #AK7036, 3.00%, 4/15/45	527,636
435,213	Pool #AO3594, 3.50%, 8/20/45	467,253
291,087	Pool #AP3887, 3.50%, 9/20/45	313,156
435,588	Pool #AR4919, 3.50%, 3/20/46	465,346
678,415	Pool #AR4970, 3.50%, 4/20/46	724,762
922,700	Pool #AR9008, 3.00%, 5/20/46	974,663
510,112	Pool #AS2921, 3.50%, 4/20/46	545,811
381,250	Pool #AS4332, 3.00%, 6/20/46	402,720
801,650	Pool #AS5511, 3.50%, 3/20/46	856,415
1,140,995	Pool #AX7237, 3.50%, 11/20/46	1,218,943
693,976	Pool #BO2104, 3.00%, 8/20/49	726,595
1,570,280	Pool #BR3787, 3.00%, 12/20/49	1,644,088
700,000	Series 2012-100, Class B, 2.31%, 11/16/51(a)	736,292
1,451,711	Series 2012-107, Class A, 1.15%, 1/16/45	1,458,492
1,600,000	Series 2012-112, Class B, 2.51%, 1/16/53(a)	1,679,233
1,685,023	Series 2012-115, Class A, 2.13%, 4/16/45	1,745,710
1,650,823	Series 2012-120, Class A, 1.90%, 2/16/53	1,703,399
927,344	Series 2012-131, Class A, 1.90%, 2/16/53	956,494
385,220	Series 2012-144, Class AD, 1.77%, 1/16/53	396,310
5,994,129	Series 2012-33, Class B, 2.89%, 3/16/46	6,133,207
87,605	Series 2012-35, Class C, 3.25%, 11/16/52(a)	91,554
8,000,000	Series 2012-58, Class B, 2.20%, 3/16/44	8,129,659
54,772	Series 2012-70, Class A, 1.73%, 5/16/42	54,822
72,120	Series 2012-72, Class A, 1.72%, 5/16/42	72,148
753,953	Series 2012-78, Class A, 1.68%, 3/16/44	758,644
403,320	Series 2013-101, Class AG, 1.76%, 4/16/38	405,264
436,364	Series 2013-105, Class A, 1.71%, 2/16/37	439,351
543,870	Series 2013-107, Class A, 2.00%, 5/16/40	552,554
328,117	Series 2013-126, Class BK, 2.45%, 10/16/47(a)	343,407
5,575	Series 2013-127, Class A, 2.00%, 3/16/52	5,575
260,864	Series 2013-17, Class A, 1.13%, 1/16/49	260,380
498,424	Series 2013-29, Class AB, 1.77%, 10/16/45	507,695
374,189	Series 2013-33, Class A, 1.06%, 7/16/38	373,334
1,075,061	Series 2013-63, Class AB, 1.38%, 3/16/45	1,077,177
510,176	Series 2013-97, Class AC, 2.00%, 6/16/45	525,142
490,968	Series 2014-148, Class A, 2.65%, 11/16/43	497,690
1,649,920	Series 2014-172, Class AF, 2.50%, 9/16/41	1,671,246
114,458	Series 2014-77, Class AC, 2.35%, 10/16/40	114,955
360,822	Series 2014-82, Class AB, 2.40%, 5/16/45	366,498
75,533	Series 2015-107, Class AB, 2.50%, 11/16/49	78,564
1,649,217	Series 2015-114, Class AD, 2.50%, 11/15/51	1,700,287
731,450	Series 2015-128, Class AD, 2.50%, 12/16/50	757,667
500,198	Series 2015-130, Class AH, 2.90%, 8/16/47(a)	513,077

31

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$1,871,691	Series 2015-135, Class AC, 2.35%, 4/16/49	$1,946,308
782,833	Series 2015-136, Class AC, 2.50%, 3/16/47	810,049
421,332	Series 2015-15, Class A, 2.00%, 11/16/48	436,203
1,043,344	Series 2015-154, Class AD, 2.50%, 5/16/54	1,092,601
654,971	Series 2015-171, Class DA, 2.37%, 3/16/46	680,647
842,318	Series 2015-22, Class A, 2.40%, 8/16/47	866,564
1,162,392	Series 2015-70, Class AB, 2.30%, 11/16/48	1,207,396
231,936	Series 2015-98, Class AB, 2.20%, 11/16/43	237,237
337,992	Series 2016-11, Class AD, 2.25%, 11/16/43	343,989
677,337	Series 2016-14, Class AB, 2.15%, 8/16/42	694,738
1,454,574	Series 2016-152, Class EA, 2.20%, 8/15/58	1,517,974
2,088,532	Series 2016-157, Class AC, 2.00%, 11/16/50	2,154,533
707,690	Series 2016-26, Class A, 2.25%, 12/16/55	725,646
539,051	Series 2016-28, Class AB, 2.40%, 11/16/55	550,020
402,880	Series 2016-36, Class AB, 2.30%, 6/16/56	415,432
636,490	Series 2016-39, Class AH, 2.50%, 9/16/44	653,581
676,666	Series 2016-50, Class A, 2.30%, 7/16/52	696,981
1,753,190	Series 2016-64, Class CA, 2.30%, 3/16/45	1,809,890
867,787	Series 2016-67, Class A, 2.30%, 7/16/56	887,897
658,732	Series 2016-94, Class AC, 2.20%, 8/16/57	686,904
656,449	Series 2016-96, Class BA, 1.95%, 3/16/43	671,591
1,129,263	Series 2017-127, Class AB, 2.50%, 2/16/59	1,191,297
1,123,510	Series 2017-135, Class AE, 2.60%, 10/16/58	1,184,929
744,297	Series 2017-140, Class A, 2.50%, 2/16/59	785,846
446,850	Series 2017-157, Class AH, 2.55%, 2/16/53	466,864
1,578,223	Series 2017-41, Class AC, 2.25%, 3/16/57	1,635,131
926,510	Series 2017-46, Class A, 2.50%, 11/16/57	978,414
1,720,561	Series 2017-71, Class AS, 2.70%, 4/16/57	1,803,713
642,969	Series 2017-9, Class AE, 2.40%, 9/16/50	668,868
2,654,018	Series 2017-94, Class AH, 2.60%, 2/16/59	2,794,179
882,817	Series 2018-2, Class AD, 2.40%, 3/16/59	917,830
806,259	Series 2018-26, Class AD, 2.50%, 3/16/52	833,748
2,219,700	Series 2018-3, Class AG, 2.50%, 10/16/58	2,327,835

		98,990,170

Total U.S. Government Agency Backed Mortgages (Cost $491,397,863)		514,563,346

U.S. Government Agency Obligations — 4.03%
Small Business Administration — 4.03%
214,231	(Prime Index - 2.600%), 0.65%, 7/25/41(b)	214,398
571,537	(Prime Index - 2.600%), 0.65%, 9/25/41(b)	572,019
305,563	(Prime Index - 2.600%), 0.65%, 9/25/41(b)	305,860
472,850	(Prime Index - 2.600%), 0.65%, 7/25/42(b)	473,330
1,409,813	(Prime Index - 2.550%), 0.70%, 7/25/42(b)	1,413,673
353,703	(Prime Index - 2.525%), 0.73%, 11/25/41(b)	354,700
663,631	(Prime Index - 2.500%), 0.75%, 2/25/28(b)	666,357
125,725	0.88%, 1/1/32(a),(c)	131,128

32

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$3,517,278	1.26%, 7/18/30(c),(d),(e)	$48,673
873,014	(Prime Index - 1.400%), 1.85%, 7/25/41(b)	905,492
2,026,140	(Prime Index - 0.675%), 2.58%, 9/25/43(b)	2,165,725
329,129	(Prime Index - 0.422%), 2.83%, 11/25/27(b)	339,604
247,109	(Prime Index - 0.211%), 3.04%, 2/25/40(b)	262,096
563,277	(Prime Index - 0.060%), 3.19%, 7/25/29(b)	594,012
105,488	(Prime Index + 0.029%), 3.28%, 12/25/40(b)	112,514
12,492	3.36%, 7/1/21(c)	12,633
698,191	3.36%, 7/8/24(c),(f)	727,647
803,677	(Prime Index + 0.107%), 3.36%, 8/25/29(b)	848,044
626,020	(Prime Index + 0.168%), 3.42%, 6/25/29(b)	660,803
635,515	(Prime Index + 0.186%), 3.44%, 11/25/28(b)	665,342
761,769	(Prime Index + 0.325%), 3.58%, 2/25/45(b)	859,852
144,351	(Prime Index + 0.355%), 3.61%, 2/25/26(b)	150,179
320,938	3.85%, 9/16/34(a),(c)	341,559
69,138	(Prime Index + 0.666%), 3.92%, 8/25/27(b)	72,255
98,590	(Prime Index + 0.700%), 3.95%, 2/25/28(b)	104,585
678,994	(Prime Index + 0.715%), 3.97%, 3/25/30(b)	732,570
343,825	(Prime Index + 0.784%), 4.03%, 3/25/29(b)	363,545
416,711	(Prime Index + 0.787%), 4.04%, 9/25/28(b)	443,861
574,651	(Prime Index + 0.795%), 4.05%, 2/25/28(b)	610,382
786,441	(Prime Index + 0.814%), 4.06%, 5/25/29(b)	832,913
889,149	(Prime Index + 0.806%), 4.06%, 6/25/29(b)	953,485
143,989	(Prime Index + 0.823%), 4.07%, 6/25/28(b)	151,339
584,151	(Prime Index + 0.854%), 4.10%, 2/25/29(b)	621,843
224,030	(Prime Index + 0.852%), 4.10%, 2/25/30(b)	241,782
189,046	(Prime Index + 0.896%), 4.15%, 1/25/29(b)	199,471
355,141	(Prime Index + 0.903%), 4.15%, 8/25/30(b)	395,643
522,111	(Prime Index + 0.917%), 4.17%, 7/25/30(b)	566,774
105,376	(Prime Index + 0.932%), 4.18%, 7/25/29(b)	114,416
308,847	(Prime Index + 0.948%), 4.20%, 5/25/29(b)	334,170
393,200	(Prime Index + 0.950%), 4.20%, 7/25/29(b)	420,266
102,647	(Prime Index + 0.974%), 4.22%, 11/25/28(b)	110,217
228,060	(Prime Index + 1.055%), 4.31%, 9/25/29(b)	248,921
329,355	(Prime Index + 1.062%), 4.31%, 12/25/29(b)	361,713
816,050	(Prime Index + 1.143%), 4.39%, 9/25/28(b)	864,812
81,810	(Prime Index + 1.193%), 4.44%, 11/25/26(b)	86,844
443,194	(Prime Index + 1.203%), 4.45%, 5/25/29(b)	473,185
181,068	(Prime Index + 1.225%), 4.48%, 6/25/29(b)	198,801
520,000	(Prime Index + 1.575%), 4.83%, 7/25/30(b)	579,578
48,622	(Prime Index + 1.604%), 4.85%, 7/25/28(b)	51,830
31,397	5.13%, 2/28/24(c)	32,631
132,629	6.08%, 12/19/29(a),(c)	152,182
510,992	7.08%, 7/25/30(c)	585,903

33

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 93,969	9.08%, 9/25/29(c)	$111,573
100,911	9.88%, 6/7/29(c)	115,109

		23,958,239

Total U.S. Government Agency Obligations (Cost $24,402,368)		23,958,239

Municipal Bonds — 3.36%
California — 1.11%
500,000	California Health Facilities Financing Authority Revenue, 1.90%, 6/1/21	504,475
2,000,000	California Health Facilities Financing Authority Revenue, 2.93%, 6/1/32, Callable 6/1/29 @ 100	2,108,280
880,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 11/2/20 @ 100	882,534
1,000,000	City & County of San Francisco Affordable Housing GO, Series F, 2.39%, 6/15/26	1,081,710
200,000	City & County of San Francisco Housing GO, Series H, 1.95%, 6/15/27	210,886
1,675,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	1,812,183

		6,600,068

Colorado — 0.05%
293,873	Colorado Housing & Finance Authority Revenue, Series V, 3.40%, 11/1/45, (Credit Support: FHA)	306,936

District of Columbia — 0.13%
726,947	District of Columbia Housing Finance Agency Refunding Revenue, 3.24%, 3/1/49, (Credit Support: FHA)	741,107

Georgia — 0.18%
1,000,000	Atlanta Development Authority Revenue, 2.87%, 12/1/26	1,091,880

Illinois — 0.15%
260,000	City of Chicago Multi Family Revenue, Mercy Preservation Project, 4.55%, 8/1/26, (Credit Support: Freddie Mac), Callable 11/2/20 @ 100	260,829
559,126	Illinois State Housing Development Authority Revenue, Series A, 2.63%, 3/1/48, (Credit Support: FHA)	597,052

		857,881

Minnesota — 0.09%
482,010	City of Minnetonka Housing Revenue, Series A, 3.00%, 11/1/34, (Credit Support: Fannie Mae)	539,234

34

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
Missouri — 0.52%
$2,966,739	Missouri Housing Development Commission Revenue, Series 1, 3.75%, 3/1/42, (Credit Support: FHA), Callable 3/1/25 @ 100	$3,103,238

New York — 0.92%
400,000	New York City Housing Development Corp. Revenue, Series G, 1.93%, 11/1/21	403,468
170,000	New York City Housing Development Corp. Revenue, Series G, 2.04%, 5/1/22	172,441
100,000	New York City Housing Development Corp. Revenue, Series G, 2.14%, 11/1/22	102,074
200,000	New York City Housing Development Corp. Revenue, Series G, 2.37%, 5/1/24	207,778
40,000	New York City Housing Development Corp. Revenue, Series G, 2.47%, 11/1/24	41,808
300,000	New York City Housing Development Corp. Revenue, Series G, 2.62%, 5/1/26, Callable 11/1/25 @ 100	314,814
500,000	New York City Housing Development Corp. Revenue, Series B, 3.56%, 11/1/26, Callable 2/1/26 @ 100	547,745
1,000,000	New York City Housing Development Corp. Revenue, Series B, 3.61%, 11/1/27, Callable 2/1/26 @ 100	1,084,990
500,000	New York City Housing Development Corp. Revenue, State of New York Mortgage Agency, 3.33%, 2/1/28, (Credit Support: SONYMA), Callable 8/1/25 @ 100	535,130
500,000	New York City Housing Development Corp. Revenue, Series B, 3.81%, 11/1/29, Callable 2/1/26 @ 100	538,825
510,000	New York State Housing Finance Agency Revenue, Series A, 4.50%, 11/15/27, Callable 11/2/20 @ 100	511,505
1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, Callable 11/2/20 @ 100	1,002,130

		5,462,708

Oregon — 0.04%
250,000	State of Oregon GO, Series D, 1.19%, 5/1/26	255,347

Vermont — 0.02%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	109,151

Washington — 0.15%
800,000	City of Seattle WA GO, Series B, 3.38%, 12/1/28, Callable 12/1/27 @ 100	915,728

Total Municipal Bonds (Cost $18,773,125)		19,983,278

35

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Principal Amount		Value
Corporate Bonds — 0.27%
Consumer, Non-cyclical — 0.05%
$ 330,000	Montefiore Medical Center, 2.15%, 10/20/26	$314,462

Financial — 0.22%
1,250,000	Century Housing Corp., Series 2019, 4.00%, 11/1/21	1,289,165

Total Corporate Bonds		1,603,627

(Cost $1,580,000)

Shares
Investment Company — 7.13%
42,431,532	U.S. Government Money Market Fund, RBC Institutional Class 1(g)	42,431,532

Total Investment Company		42,431,532

(Cost $42,431,532)

Total Investments		$602,540,022
(Cost $578,584,888)(h) — 101.30%

Liabilities in excess of other assets — (1.30)%		(7,738,817)

NET ASSETS — 100.00%		$594,801,205

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Floating rate note. Rate shown is as of report date.
(c)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(d)	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2020.
(g)	Affiliated investment.
(h)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

36

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2020

Financial futures contracts as of September 30, 2020:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
Two Year U.S. Treasury Note	110	December 2020	$10,856	USD	$24,305,703	Barclays Capital Group

Total			$10,856

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation (Depreciation)	Notional Value		Clearinghouse
10 Year U.S. Ultra Treasury Bond	305	December 2020	$(129,756)	USD	$48,776,173	Barclays Capital Group
30 Year U.S. Treasury Bond	20	December 2020	14,314	USD	3,525,625	Barclays Capital Group
30 Year U.S. Ultra Treasury Bond	21	December 2020	14,372	USD	4,658,063	Barclays Capital Group
Five Year U.S. Treasury Note	125	December 2020	(12,279)	USD	15,753,906	Barclays Capital Group

Total			$(113,349)

Abbreviations used are defined below:

FHA - Insured by Federal Housing Administration

GO - General Obligations

USD - United States Dollar

See Notes to the Financial Statements.

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund

September 30, 2020

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 34.57%
Fannie Mae — 15.91%
$ 91,097	Pool #468942, 4.67%, 9/1/26	$104,528
90,382	Pool #AM4271, 4.41%, 9/1/28	105,391
143,934	Pool #AM4668, 3.76%, 11/1/23	153,010
134,889	Pool #AM4724, 3.95%, 11/1/25	149,787
50,000	Pool #AN0360, 3.95%, 12/1/45	59,684
250,000	Pool #AN0959, 2.92%, 5/1/31	282,847
92,471	Pool #AN1381, 2.56%, 8/1/26	99,739
50,000	Pool #AN6149, 3.14%, 7/1/32	57,881
95,428	Pool #AN7354, 3.03%, 11/1/27	106,201
95,569	Pool #AN7868, 3.06%, 12/1/27	106,699
95,547	Pool #AN8300, 3.03%, 2/1/30	107,358
97,502	Pool #AN8422, 3.71%, 4/1/33	115,793
99,070	Pool #AN8458, 2.97%, 2/1/25	106,368
243,561	Pool #AN9483, 3.43%, 6/1/28	277,534
52,547	Pool #BJ0657, 4.00%, 2/1/48	55,955
58,702	Pool #BJ2670, 4.00%, 4/1/48	62,509
93,596	Pool #BJ3178, 4.00%, 11/1/47	103,452
95,597	Pool #BJ3251, 4.00%, 1/1/48	103,163
84,337	Pool #BJ4987, 4.00%, 3/1/48	92,499
65,194	Pool #BJ5158, 4.00%, 4/1/48	69,422
95,467	Pool #BJ9439, 4.00%, 2/1/48	102,128
95,842	Pool #BJ9477, 4.00%, 4/1/48	103,404
145,458	Pool #BK7924, 4.00%, 11/1/48	154,891
97,728	Pool #BL1459, 3.84%, 2/1/29	112,635
247,806	Pool #BL1581, 3.89%, 2/1/29	286,267
300,000	Pool #BL7153, 1.81%, 6/1/35	304,998
301,271	Pool #BO1263, 3.50%, 6/1/49	320,241
347,757	Pool #BP8741, 2.50%, 6/1/50	364,909
73,770	Pool #CA1066, 4.00%, 1/1/48	79,119
46,837	Pool #CA1068, 3.50%, 1/1/48	49,568
124,259	Pool #CA2595, 4.50%, 11/1/48	134,178
114,412	Pool #CA2597, 4.00%, 11/1/48	121,832
89,451	Pool #CA2912, 4.00%, 12/1/48	97,178
158,076	Pool #CA3132, 4.00%, 2/1/49	169,823
200,513	Pool #CA3174, 4.00%, 2/1/49	213,711
75,481	Pool #CA3405, 3.50%, 4/1/49	80,767
567,498	Pool #CA3451, 3.50%, 5/1/49	597,489
376,569	Pool #CA3456, 3.50%, 5/1/49	400,197

		6,013,155

Freddie Mac — 17.12%
127,264	Pool #Q59453, 4.00%, 11/1/48	135,523
179,165	Pool #RA1713, 3.00%, 11/1/49	187,453
208,189	Pool #RA1714, 3.00%, 11/1/49	217,819
255,501	Pool #RA1715, 3.00%, 10/1/49	267,320
296,657	Pool #RA2256, 3.00%, 3/1/50	312,038

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2020

Principal Amount		Value
$297,132	Pool #RA2340, 3.00%, 3/1/50	$312,537
285,819	Pool #RA2395, 2.50%, 4/1/50	299,925
495,848	Pool #RA2575, 2.50%, 5/1/50	520,320
148,779	Pool #RA2727, 2.00%, 5/1/50	153,922
149,057	Pool #RA2728, 2.50%, 5/1/50	156,413
480,976	Pool #RA2740, 2.50%, 6/1/50	504,714
424,231	Pool #RA3680, 2.50%, 9/1/50	445,168
244,000	Pool #RA3751, 2.00%, 10/1/50	253,116
95,638	Pool #V84044, 4.00%, 1/1/48	102,594
61,241	Pool #V84506, 4.00%, 7/1/48	65,216
81,615	Pool #V84836, 4.00%, 11/1/48	86,912
157,009	Pool #V85041, 4.50%, 1/1/49	169,554
171,370	Pool #V85181, 4.00%, 2/1/49	182,559
152,861	Pool #V85264, 3.50%, 3/1/49	160,893
159,424	Pool #V85351, 4.00%, 3/1/49	171,383
337,471	Pool #V85365, 3.50%, 4/1/49	355,205
270,311	Pool #V85381, 3.50%, 4/1/49	284,515
324,024	Pool #V85445, 3.50%, 4/1/49	341,051
241,390	Series 2018-KF57, Class A, (LIBOR USD 1-Month + 0.540%), 0.70%, 12/25/28(a)	243,326
76,261	Series 2018-SB45, Class A10F, 3.16%, 11/25/27(b)	82,461
87,366	Series 2018-SB47, Class A10F, 3.35%, 1/25/28(b)	95,094
89,497	Series 2018-SB48, Class A10F, 3.37%, 2/25/28(b)	96,757
239,035	Series 2019-SB59, Class A10F, 3.47%, 1/25/29(b)	261,864

		6,465,652

Ginnie Mae — 1.54%
253,401	Pool #AC3667, 1.66%, 8/15/26	250,761
82,563	Pool #BB3740, 4.00%, 11/15/47	89,813
85,859	Pool #BE3008, 4.00%, 4/20/48	92,832
63,058	Series 2018-2, Class AD, 2.40%, 3/16/59	65,559
80,626	Series 2018-26, Class AD, 2.50%, 3/16/52	83,375

		582,340

Total U.S. Government Agency Backed Mortgages		13,061,147

(Cost $12,504,037)

Corporate Bonds — 32.32%
Communications — 1.38%
250,000	Verizon Communications, Inc., 3.88%, 2/8/29	295,949
175,000	Vodafone Group Plc, 5.25%, 5/30/48	225,790

		521,739

Consumer, Non-cyclical — 22.09%
250,000	Abbott Laboratories, 1.15%, 1/30/28	251,972
300,000	AbbVie, Inc., 3.60%, 5/14/25	332,372
250,000	Advocate Health Corp., 0.00%, 1/14/21(c)	249,911
100,000	Amgen, Inc., 3.15%, 2/21/40	106,586

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2020

Principal Amount		Value
$275,000	Amgen, Inc., 3.20%, 11/2/27	$307,647
350,000	Becton Dickinson and Co., 3.36%, 6/6/24	378,530
150,000	Becton Dickinson and Co., 4.69%, 12/15/44	184,036
200,000	Biogen, Inc., 2.25%, 5/1/30	204,520
200,000	Bristol-Myers Squibb Co., 3.20%, 6/15/26	225,066
100,000	Bristol-Myers Squibb Co., 3.25%, 8/15/22	105,381
50,000	Bristol-Myers Squibb Co., 4.25%, 10/26/49	65,871
200,000	Children’s Hospital Medical Center, 2.82%, 11/15/50	199,768
75,000	Danaher Corp., 2.60%, 10/1/50	73,824
100,000	DH Europe Finance II Sarl, 3.25%, 11/15/39	111,051
100,000	Doris Duke Charitable Foundation (The), Series 2020, 2.35%, 7/1/50	96,333
150,000	EMD Finance LLC, 2.95%, 3/19/22(d)	154,496
350,000	EMD Finance LLC, 3.25%, 3/19/25(d)	384,911
210,000	Gilead Sciences, Inc., 1.20%, 10/1/27	210,858
150,000	Gilead Sciences, Inc., 5.65%, 12/1/41	212,441
150,000	GlaxoSmithKline Capital Plc, 2.88%, 6/1/22	155,678
225,000	GlaxoSmithKline Capital, Inc., 3.38%, 5/15/23	242,167
400,000	John D and Catherine T MacArthur Foundation, 1.30%, 12/1/30	398,860
150,000	Kaiser Foundation Hospitals, 3.15%, 5/1/27	167,800
300,000	Mead Johnson Nutrition Co., 4.13%, 11/15/25	345,366
112,000	Medtronic, Inc., 3.50%, 3/15/25	126,379
250,000	Medtronic, Inc., 4.38%, 3/15/35	334,032
150,000	Partners Healthcare System, Inc., Series 2020, 3.19%, 7/1/49	160,390
75,000	Pfizer, Inc., 2.63%, 4/1/30	83,515
500,000	Providence Health & Services Obligated Group, (N/A + 0.000%), Series 12-E, 0.25%, 10/1/42(b)	500,000
250,000	Providence St. Joseph Health Obligated Group, Series H, 2.75%, 10/1/26	274,680
100,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	106,070
400,000	Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	445,234
200,000	Takeda Pharmaceutical Co. Ltd., 2.05%, 3/31/30	202,391
300,000	Thermo Fisher Scientific, Inc., 2.60%, 10/1/29	326,796
250,000	Trinity Health Corp., 0.00%, 11/4/20	249,980
250,000	Trinity Health Corp., 0.00%, 12/14/20	249,948
100,000	Trinity Health Corp., 4.13%, 12/1/45	121,483

		8,346,343

Financial — 4.09%
350,000	Andrew W Mellon Foundation (The), Series 2020, 0.95%, 8/1/27	350,428
250,000	BlueHub Loan Fund, Inc., Series 2020, 2.89%, 1/1/27	258,727
250,000	Century Housing Corp., Series 2019, 4.00%, 11/1/21	257,833
250,000	Community Preservation Corp. (The), Series 2020, 2.87%, 2/1/30	259,145

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

$200,000	Kreditanstalt fuer Wiederaufbau, 2.00%, 9/29/22	$207,143
200,000	Low Income Investment Fund, Series 2019, 3.39%, 7/1/26	209,909

		1,543,185

Industrial — 1.00%
350,000	Agilent Technologies, Inc., 2.75%, 9/15/29	377,545

Utilities — 3.76%
250,000	Avangrid, Inc., 3.15%, 12/1/24	272,811
100,000	Avangrid, Inc., 3.80%, 6/1/29	115,424
150,000	MidAmerican Energy Co., 3.10%, 5/1/27	168,356
300,000	MidAmerican Energy Co., 3.65%, 4/15/29	356,753
450,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	508,548

		1,421,892

Total Corporate Bonds		12,210,704

(Cost $11,494,217)

Municipal Bonds — 20.14%
Alabama — 0.43%
150,000	Water Works Board of the City of Birmingham (The) Revenue, 2.60%, 1/1/27	162,694

Arkansas — 0.26%
100,000	City of Russellville AR Water & Sewer Revenue 1.23%, 7/1/26	99,934

California — 4.01%
150,000	California Health Facilities. Financing Authority Revenue, 2.02%, 6/1/24	155,808
135,000	City & County of San Francisco Housing GO, Series A, 2.82%, 6/15/24	146,017
100,000	City & County of San Francisco Housing GO, Series H, 1.95%, 6/15/27	105,443
100,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	108,190
100,000	City of Sunnyvale Wastewater Revenue, Series A, 3.20%, 4/1/26	111,542
150,000	Escondido Joint Powers Financing Authority Revenue, Series B, 2.44%, 9/1/25	160,854
150,000	Kern Community College District GO, 2.54%, 11/1/26	162,032
200,000	Rosemead School District GO, Series A, 2.17%, 8/1/25	211,716
125,000	San Diego County Water Authority, Series A Revenue, Series A, 1.17%, 5/1/27	125,154
100,000	San Francisco City & County Public Utilities Commission Wastewater Revenue, 5.40%, 10/1/28	129,390
100,000	State of California Department of Water Resources Revenue, 0.92%, 12/1/26	99,385

		1,515,531

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

Colorado — 0.92%
$ 50,000	Denver City & County School District No 1 GO, Series B, 2.99%, 12/1/24, (Credit Support: State Aid Withholding)	$54,652
275,000	Parker Water & Sanitation District GO, 2.10%, 8/1/29	292,267

		346,919

Connecticut — 0.43%
150,000	South Central Connecticut Regional Water Authority Revenue, Series S, 2.86%, 8/1/30, Callable 8/1/29 @ 100	162,305

Georgia — 0.42%
75,000	Atlanta Urban Residential Finance Authority Revenue, Series A, 2.39%, 12/1/22	77,740
75,000	Macon-Bibb County Urban Development Authority Revenue, Series A, 3.00%, 12/1/24, (Credit Support: County Guaranteed)	81,284

		159,024

Hawaii — 1.11%
150,000	City & County Honolulu Wastewater System Revenue, Series A, 2.00%, 7/1/22	154,185
250,000	Honolulu City & County Board of Water Supply Revenue, Series B, 1.98%, 7/1/27	264,212

		418,397

Iowa — 0.29%
100,000	Northeast Iowa Community College GO, Series N, 3.45%, 6/1/26, Callable 6/1/24 @ 100	110,600

Kentucky — 0.98%
370,000	Louisville and Jefferson County Metropolitan Sewer District, Series C Revenue, Series C, 0.72%, 5/15/24	370,085

Massachusetts — 0.69%
250,000	Massachusetts Water Resources Authority Revenue, Series F, 1.86%, 8/1/24	260,070

Michigan — 0.87%
95,000	Marquette Brownfield Redevelopment Authority Revenue, 3.05%, 5/1/27, (Credit Support: Municipal Government Guaranteed), Callable 5/1/26 @ 100	103,779
225,000	State of Michigan, Series B GO, Series B, 1.54%, 5/15/30	224,008

		327,787

Missouri — 0.27%
100,000	Riverview Gardens School District GO, Series B, 3.15%, 4/1/22, (Credit Support: State Aid Direct Deposit)	103,809

42

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

Nebraska — 0.67%
$250,000	Papio-Missouri River Natural Resource District Special Tax, 2.20%, 12/15/25, Callable 6/15/24 @ 100	$251,580

Nevada — 0.69%
250,000	City of Henderson, Series A GO, Series A, 2.23%, 6/1/28	259,700

New Jersey — 0.69%
150,000	Mercer County Improvement Authority Revenue, Series A, 4.90%, 9/15/27, (Credit Support: County Guaranteed), Callable 9/15/21 @ 100	156,294
100,000	Township of Brick GO, Series B, 3.00%, 9/1/22	104,658

		260,952

Ohio — 0.40%
130,000	City of Cincinnati Revenue, Series C, 3.95%, 11/1/28	149,730

Oregon — 2.13%
350,000	City of Portland, Series B GO, Series B, 1.51%, 6/15/28	357,340
90,000	State of Oregon GO, Series B, 2.77%, 5/1/23	95,645
345,000	State of Oregon, Series F GO, Series F, 1.32%, 6/1/27	352,431

		805,416

Pennsylvania — 0.85%
185,000	City of Philadelphia Water & Wastewater Revenue, Series A, 3.55%, 10/1/28	210,635
100,000	Redevelopment Authority of the City of Philadelphia Revenue, 4.50%, 11/1/31, Callable 11/1/28 @ 100	112,176

		322,811

Rhode Island — 0.85%
150,000	Rhode Island Infrastructure Bank Revenue, Series R, 2.70%, 10/1/28	163,152
150,000	State of Rhode Island GO, Series B, 3.00%, 5/1/23	160,083

		323,235

Texas — 1.12%
250,000	City of Houston TX Combined Utility System Revenue, Series C, 2.05%, 11/15/26	264,867
150,000	State of Texas GO, Series B, 3.13%, 8/1/22	157,878

		422,745

Vermont — 0.29%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	109,151

43

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

Virginia — 0.94%
$200,000	County of Henrico VA Water & Sewer Revenue 0.52%, 5/1/24	$199,994
150,000	Loudoun County Economic Development Authority Revenue, Series B, 2.05%, 12/1/22	155,577

		355,571

Washington — 0.83%
300,000	Grant County Public Utility District No 2 Revenue, 1.90%, 1/1/27	313,170

Total Municipal Bonds		7,611,216

(Cost $7,250,174)

U.S. Government Agency Obligations — 7.82%
Small Business Administration — 3.38%
66,363	(Prime Index - 2.500%), 0.75%, 2/25/28(a)	66,636
107,347	(Prime Index - 2.500%), 0.75%, 4/25/44(a)	108,487
84,422	(Prime Index - 0.675%), 2.58%, 9/25/43(a)	90,239
139,026	(Prime Index + 0.325%), 3.58%, 9/25/44(a)	156,410
73,707	(Prime Index + 0.613%), 3.86%, 3/25/43(a)	81,678
57,137	(Prime Index + 0.700%), 3.95%, 2/25/28(a)	60,611
68,431	(Prime Index + 0.974%), 4.22%, 11/25/28(a)	73,478
103,592	(Prime Index + 1.225%), 4.48%, 6/25/29(a)	113,737
175,000	(Prime Index + 1.575%), 4.83%, 7/25/30(a)	195,050
187,500	7.08%, 7/25/30(c)	214,988
93,969	9.08%, 9/25/29(c)	111,573

		1,272,887

U.S. International Development Finance Corp. — 4.44%
243,750	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 11/15/23(a)	243,750
102,184	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/10/25(a)	102,184
250,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 9/15/26(a),(c)	250,064
250,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 3/15/30(a)	250,000
94,329	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 9/20/38(a)	94,329
242,865	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 7/7/40(a)	242,865
250,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 4/20/35(a)	250,000
250,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.18%, 7/5/38(a)	250,000

		1,683,192

Total U.S. Government Agency Obligations		2,956,079

(Cost $2,957,402)

Foreign Government Bonds — 2.54%
Ivory Coast — 0.81%
300,000	African Development Bank, 0.75%, 4/3/23	303,728

44

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

Luxembourg — 1.73%
$300,000	European Investment Bank, 2.13%, 4/13/26	$327,348
300,000	European Investment Bank, 2.50%, 10/15/24	326,212

		653,560

Total Foreign Government Bonds		957,288

(Cost $887,976)

Commercial Paper — 1.59%
350,000	BJC Health System, 0.19%, 12/14/20(c)	350,031
250,000	Carolinas HealthCare System, 0.00%, 10/28/20(c)	249,976

Total Commercial Paper		600,007

(Cost $599,975)

Asset Backed Securities — 1.31%
300,000	Tesla Auto Lease Trust, Series 2018-B, Class B, 4.12%, 10/20/21(d)	304,807
190,000	Tesla Auto Lease Trust, Series 2020-A, Class B, 1.18%, 1/22/24(d)	190,720

Total Asset Backed Securities		495,527

(Cost $492,222)

Certificates of Deposit — 0.65%
245,000	Self-Help Federal Credit Union, 1.97%, 12/18/20(c)	246,298

Total Certificates of Deposit		246,298

(Cost $245,000)

Shares
Investment Company — 0.02%
7,986	U.S. Government Money Market Fund, RBC Institutional Class 1(e)	7,987

Total Investment Company		7,987

(Cost $7,987)

Total Investments		$38,146,253
(Cost $36,438,990)(f) — 100.96%

Liabilities in excess of other assets — (0.96)%		(360,950)

NET ASSETS — 100.00%		$37,785,303

45

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Impact Bond Fund (cont.)

September 30, 2020

(a)	Floating rate note. Rate shown is as of report date.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(d)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Affiliated investment.
(f)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of September 30, 2020:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation (Depreciation)	Notional Value		Clearinghouse
30 Year U.S. Treasury Bond	2	December 2020	$(506)	USD	$352,563	Barclays Capital Group
30 Year U.S. Ultra Treasury Bond	18	December 2020	(12,770)	USD	3,992,625	Barclays Capital Group
Two Year U.S. Treasury Note	20	December 2020	1,974	USD	4,419,219	Barclays Capital Group

Total			$(11,302)

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
10 Year U.S. Ultra Treasury Bond	15	December 2020	$(2,858)	USD	$2,398,828	Barclays Capital Group
Five Year U.S. Treasury Note	20	December 2020	(1,387)	USD	2,520,625	Barclays Capital Group

Total			$(4,245)

Abbreviations used are defined below:

GO - General Obligations

LIBOR - London Interbank Offered Rate

USD - United States Dollar

See Notes to the Financial Statements.

46

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2020

	Access Capital Community Investment Fund	RBC Impact Bond Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $536,153,356 and $36,431,003, respectively)	$560,108,490	$38,138,266
Affiliated investments (cost $42,431,532 and $7,987, respectively)	42,431,532	7,987
Cash at broker for financial future contracts	1,922,442	233,719
Interest and dividend receivable	1,596,048	179,694
Receivable from advisor	—	20,654
Receivable for capital shares issued	4,039,665	114,034
Receivable for investments sold	240,132	338,875
Unrealized appreciation on futures contracts	39,542	1,974
Prepaid expenses and other assets	39,497	41,116

Total Assets	610,417,348	39,076,319

Liabilities:
Foreign withholding tax payable	4,050	4,050
Distributions payable	457,960	2,142
Payable for capital shares redeemed	150,367	9,266
Payable for investments purchased	14,518,338	1,197,897
Unrealized depreciation on futures contracts	142,035	17,521
Accrued expenses and other payables:
Investment advisory fees	153,078	—
Accounting fees	8,682	4,333
Audit fees	43,814	32,152
Trustees’ fees	1,246	35
Distribution fees	3,654	17
Custodian fees	6,935	731
Shareholder reports	25,358	5,163
Shareholder servicing fees	22,629	—
Transfer agent fees	29,780	9,321
Other	48,217	8,388

Total Liabilities	15,616,143	1,291,016

Net Assets	$594,801,205	$37,785,303

Net Assets Consists of:
Capital	$605,506,887	$35,546,860
Accumulated earnings	(10,705,682)	2,238,443

Net Assets	$594,801,205	$37,785,303

47

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2020

	Access Capital Community Investment Fund		RBC Impact Bond Fund
Net Assets
Class A		$16,661,927		$10,550
Class I		562,573,383		21,661,259
Class IS		15,565,895		N/A
Class R6		N/A		16,113,494

Total		$594,801,205		$37,785,303

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A		1,824,369		997
Class I		61,632,022		2,046,151
Class IS		1,706,740		N/A
Class R6		N/A		1,520,678

Total		65,163,131		3,567,826

Net Asset Values and Redemption Prices Per Share:
Class A		$9.13		$10.58

Class I		$9.13		$10.59

Class IS		$9.12	$	N/A

Class R6	$	N/A		$10.60

Maximum Offering Price Per Share:
Class A		$9.49		$10.99

Maximum Sales Charge - Class A		3.75%		3.75%

See Notes to the Financial Statements.

48

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2020

	Access Capital Community Investment Fund	RBC Impact Bond Fund
Investment Income:
Interest income	$14,092,066	$773,118
Dividend income - affiliated	185,993	6,126

Total Investment Income	14,278,059	779,244
Expenses:
Investment advisory fees	1,994,374	112,546
Distribution fees–Class A	43,046	17
Accounting fees	167,058	53,311
Audit fees	53,744	39,828
Custodian fees	42,016	4,792
Insurance fees	—	3,064
Legal fees	35,601	3,136
Registrations and filing fees	73,373	56,011
Shareholder reports	77,370	23,012
Transfer agent fees–Class A	36,378	5,867
Transfer agent fees–Class I	152,361	20,222
Transfer agent fees–Class IS	14,614	—
Transfer agent fees–Class R6	—	3,653
Trustees’ fees and expenses	30,999	1,576
Shareholder services administration fees–Class I	271,788	—
Tax expense	3,961	3,944
Other fees	12,936	6,107

Total expenses before fee waiver/reimbursement	3,009,619	337,086
Expenses waived/reimbursed by:
Advisor	(389,672)	(200,126)

Net expenses	2,619,947	136,960

Net Investment Income	11,658,112	642,284

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	427,713	145,107
Futures contracts	(1,167,962)	547,146

Net realized gains/(losses)	(740,249)	692,253
Net change in unrealized appreciation/ (depreciation) on:
Investments	12,534,898	931,128
Futures contracts	(546,235)	(16,680)

Net unrealized gains	11,988,663	914,448

Change in net assets resulting from operations	$22,906,526	$2,248,985

See Notes to the Financial Statements.

49

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Access Capital Community Investment Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities
Operations:
Net investment income	$11,658,112	$14,611,286
Net realized losses from investments and futures contracts	(740,249)	(3,899,363)
Net change in unrealized appreciation on investments and futures contracts	11,988,663	30,369,116

Change in net assets resulting from operations	22,906,526	41,081,039

Distributions to Shareholders:
Class A	(371,478)	(487,012)
Class I	(13,625,108)	(15,775,320)
Class IS	(226,620)	(76,098)

Change in net assets resulting from shareholder distributions	(14,223,206)	(16,338,430)

Capital Transactions:
Proceeds from shares issued	100,742,546	75,626,375
Distributions reinvested	8,099,938	8,400,049
Cost of shares redeemed	(96,436,327)	(125,907,118)

Change in net assets resulting from capital transactions	12,406,157	(41,880,694)

Net increase/(decrease) in net assets	21,089,477	(17,138,085)
Net Assets:
Beginning of year	573,711,728	590,849,813

End of year	$594,801,205	$573,711,728

Share Transactions:
Issued	11,054,493	8,569,472
Reinvested	891,784	953,424
Redeemed	(10,579,568)	(14,283,800)

Change in shares resulting from capital transactions	1,366,709	(4,760,904)

See Notes to the Financial Statements.

50

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Impact Bond Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities
Operations:
Net investment income	$642,284	$456,524
Net realized gains from investments and futures contracts	692,253	351,596
Net change in unrealized appreciation on investments and futures contracts	914,448	866,294

Change in net assets resulting from operations	2,248,985	1,674,414

Distributions to Shareholders:
Class A	(123)	—
Class I	(504,754)	(132,166)
Class R6	(512,336)	(335,480)

Change in net assets resulting from shareholder distributions	(1,017,213)	(467,646)

Capital Transactions:
Proceeds from shares issued	15,802,469	16,988,575
Distributions reinvested	1,007,542	467,646
Cost of shares redeemed	(3,881,189)	(114,580)

Change in net assets resulting from capital transactions	12,928,822	17,341,641

Net increase in net assets	14,160,594	18,548,409
Net Assets:
Beginning of year	23,624,709	5,076,300

End of year	$37,785,303	$23,624,709

Share Transactions:
Issued	1,539,606	1,747,146
Reinvested	98,083	46,922
Redeemed	(380,982)	(11,384)

Change in shares resulting from capital transactions	1,256,707	1,782,684

See Notes to the Financial Statements.

51

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/20	$9.00	0.16	0.17	0.33	(0.20)	(0.20)	$9.13
Year Ended 9/30/19	8.62	0.19	0.41	0.60	(0.22)	(0.22)	9.00
Year Ended 9/30/18	9.02	0.18	(0.37)	(0.19)	(0.21)	(0.21)	8.62
Year Ended 9/30/17	9.26	0.18	(0.20)	(0.02)	(0.22)	(0.22)	9.02
Year Ended 9/30/16	9.25	0.22	0.03	0.25	(0.24)	(0.24)	9.26
Class I
Year Ended 9/30/20	$8.99	0.19	0.18	0.37	(0.23)	(0.23)	$9.13
Year Ended 9/30/19	8.62	0.22	0.40	0.62	(0.25)	(0.25)	8.99
Year Ended 9/30/18	9.02	0.21	(0.37)	(0.16)	(0.24)	(0.24)	8.62
Year Ended 9/30/17	9.25	0.21	(0.19)	0.02	(0.25)	(0.25)	9.02
Year Ended 9/30/16	9.24	0.25	0.03	0.28	(0.27)	(0.27)	9.25
Class IS
Year Ended 9/30/20	$8.98	0.19	0.18	0.37	(0.23)	(0.23)	$9.12
Period Ended 9/30/19(b)	8.73	0.13	0.26	0.39	(0.14)	(0.14)	8.98

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from March 11, 2019, (commencement of operations) to September 30, 2019.

52

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets After Fees Waived/ Reimbursed and Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/20	3.65%	$16,662	0.80%		0.80%		1.71%		0.90%		23%
Year Ended 9/30/19	7.03%	17,583	0.95%	(c)	0.87%		2.18%		1.11%		12%
Year Ended 9/30/18	(2.12)%	22,258	1.06%		0.95%		2.10%		1.20%		20%
Year Ended 9/30/17	(0.24)%	24,568	0.99%		0.95%		2.01%		1.09%		17%
Year Ended 9/30/16	2.74%	21,269	1.01%		0.95%		2.33%		1.10%		13%
Class I
Year Ended 9/30/20	4.13%	$562,573	0.45%		0.45%		2.06%		0.51%		23%
Year Ended 9/30/19	7.27%	550,213	0.60%	(c)	0.53%		2.53%		0.66%		12%
Year Ended 9/30/18	(1.79)%	568,592	0.73%		0.61%		2.44%		0.73%		20%
Year Ended 9/30/17	0.23%	619,328	0.63%		0.58%		2.38%		0.64%		17%
Year Ended 9/30/16	3.12%	578,891	0.64%		0.58%		2.67%		0.64%		13%
Class IS
Year Ended 9/30/20	4.19%	$15,566	0.40%		0.40%		2.06%		0.59%		23%
Period Ended 9/30/19(d)	4.33% (e)	5,916	0.40%	(f)	0.40%	(f)	2.61%	(f)	0.73%	(f)	12%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning March 11, 2019, the net operating expenses were contractually limited to 0.80% and 0.45% for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30,2019.

(d)	For the period from March 11, 2019, (commencement of operations) to September 30, 2019.
(e)	Not annualized.
(f)	Annualized.

See Notes to the Financial Statements.

53

FINANCIAL HIGHLIGHTS

RBC Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Period Ended 9/30/20(b)	$10.15	0.11	0.44	0.55	(0.12)	—	(0.12)	$10.58
Class I
Year Ended 9/30/20	$10.22	0.20	0.52	0.72	(0.23)	(0.12)	(0.35)	$10.59
Year Ended 9/30/19	9.61	0.26	0.62	0.88	(0.27)	—	(0.27)	10.22
Period Ended 9/30/18(c)	10.00	0.17	(0.38)	(0.21)	(0.18)	—	(0.18)	9.61
Class R6
Year Ended 9/30/20	$10.22	0.21	0.52	0.73	(0.23)	(0.12)	(0.35)	$10.60
Year Ended 9/30/19	9.61	0.27	0.61	0.88	(0.27)	—	(0.27)	10.22
Period Ended 9/30/18(c)	10.00	0.18	(0.39)	(0.21)	(0.18)	—	(0.18)	9.61

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from January 28, 2020 (commencement of operations) to September 30, 2020.
(c)	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

54

FINANCIAL HIGHLIGHTS

RBC Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Period Ended 9/30/20(b)	5.48%(c)	$ 11	0.70%(d)	1.56%(d)	85.65%(d)	31%
Class I
Year Ended 9/30/20	7.18%	$21,661	0.45%	1.94%	1.08%	31%
Year Ended 9/30/19	9.27%	6,467	0.45%	2.67%	1.62%	175%
Period Ended 9/30/18(e)	(2.14)%(c)	2,630	0.45%(d)	2.29%(d)	3.82%(d)	329%
Class R6
Year Ended 9/30/20	7.33%	$16,113	0.40%	2.06%	0.97%	31%
Year Ended 9/30/19	9.33%	17,158	0.40%	2.73%	1.52%	175%
Period Ended 9/30/18(e)	(2.10)%(c)	2,447	0.40%(d)	2.33%(d)	3.70%(d)	329%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from January 28, 2020 (commencement of operations) to September 30, 2020.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period from December 18, 2017 (commencement of operations) to September 30, 2018.

See Notes to the Financial Statements.

55

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). The predecessor fund for the Access Capital Community Investment Fund was reorganized into a series of the Trust, effective July 28, 2008. This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- Access Capital Community Investment Fund

- RBC Impact Bond Fund (“Impact Bond Fund”)

The Access Capital Community Investment Fund offers three share classes: Class A, Class I and Class IS shares. The Impact Bond Fund offers three share classes: Class A, Class I and Class R6 shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I, Class IS and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US or its affiliates.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

56

NOTES TO FINANCIAL STATEMENTS

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to

57

NOTES TO FINANCIAL STATEMENTS

realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Access Capital Community Investment Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$19,983,278	$—	$19,983,278
U.S. Government Agency Backed Mortgages	—	514,563,346	—	514,563,346
U.S. Government Agency Obligations	—	23,909,566	48,673	23,958,239
Investment Company	42,431,532	—	—	42,431,532
Corporate Bonds	—	1,603,627	—	1,603,627
Other Financial Instruments*
Financial futures contracts	39,542	—	—	39,542

Total Assets	$42,471,074	$560,059,817	$48,673	$602,579,564

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(142,035)	$—	$—	$(142,035)

58

NOTES TO FINANCIAL STATEMENTS

Impact Bond Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$7,611,216	$—	$7,611,216
U.S. Government Agency Obligations	—	2,956,079	—	2,956,079
U.S. Government Agency Backed Mortgages	—	13,061,147	—	13,061,147
Asset Backed Securities	—	495,527	—	495,527
Foreign Government Bonds	—	957,288	—	957,288
Certificates of Deposit	—	246,298	—	246,298
Commercial Paper	—	600,007	—	600,007
Investment Company	7,987	—	—	7,987
Corporate Bonds	—	12,210,704	—	12,210,704
Other Financial Instruments*
Financial futures contracts	1,974	—	—	1,974

Total Assets	$9,961	$38,138,266	$—	$38,148,227

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(17,521)	$—	$—	$(17,521)

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts which are valued at fair value.

During the year ended September 30, 2020, the Funds recognized no transfers to/from Level 1 or 2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Access Capital Community Investment Fund
U.S. Government Agency Obligations– (Small Business Administration)
Balance as of 9/30/19(value)	$ 73,601
Change in unrealized appreciation (depreciation)	(24,928)
Balance as of 9/30/20(value)	$ 48,673

The Access Capital Community Investment Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile, prepayments and potential defaults which may not be generally observable for either the security or for assets of a similar type. Inputs with respect to variable rate securities may also include assumptions regarding future interest rate changes. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

59

NOTES TO FINANCIAL STATEMENTS

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at September 30, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
U.S. Government Agency Obligations (Small Business Administration)	$48,673	Discounted Cash Flow	Yield (Discount Rate of Cash Flows) Constant Default Rate Amortization Rate	3.11%-4.60%(3.72%) 0.00%(0.00%) 0.0037-0.0039(0.0038)

Reverse Repurchase Agreements:

To obtain short-term financing, the Access Capital Community Investment Fund may enter into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral.

As of September 30, 2020 there were no open reverse Repurchase Agreements.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of September 30, 2020, the the Impact Bond Fund had outstanding TBA commitments.

Mortgage Backed Securities:

Because the Funds will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk and risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

60

NOTES TO FINANCIAL STATEMENTS

In addition, the Access Capital Community Investment Fund invests in certain mortgage backed securities that qualify under the Community Reinvestment Act of 1977 (“CRA”) in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. The Funds may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Funds. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures and U.S. Treasury Notes futures during the year ended September 30, 2020.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2020.

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NOTES TO FINANCIAL STATEMENTS

Fair Values of Derivative Financial Instrument as of September 30, 2020

Statement of Assets and Liabilities Location

Asset Derivatives

	Access Capital Community Investment Fund	Impact Bond Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$39,542	$1,974
Total	$39,542	$1,974

Liability Derivatives

	Access Capital Community Investment Fund	Impact Bond Fund
Interest Rate Risk:
Unrealized depreciation on futures contracts	$142,035	$17,521
Total	$142,035	$17,521

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2020 is as follows:

Derivative Instruments Categorized by Risk Exposure	Access Capital Community Investment Fund	Impact Bond Fund
Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$(1,167,962)	$547,146
Total	$(1,167,962)	$547,146

Derivative Instruments Categorized by Risk Exposure	Access Capital Community Investment Fund	Impact Bond Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$(546,235)	$(16,680)
Total	$(546,235)	$(16,680)

For the year ended September 30, 2020, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Access Capital Community Investment Fund	Impact Bond Fund
Futures long position (contracts)	140	39
Futures short position (contracts)	304	25

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties

62

NOTES TO FINANCIAL STATEMENTS

are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value September 30, 2019	Purchases	Sales	Value September 30, 2020	Dividends
Investments in U.S. Government Money Market Fund—RBC Institutional Class 1
Access Capital Community Investment Fund	$20,490,644	$188,486,486	$166,545,598	$42,431,532	$185,993
Impact Bond Fund	220,457	28,162,332	28,374,802	7,987	6,126

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the

63

NOTES TO FINANCIAL STATEMENTS

expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses ), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
Access Capital Community Investment Fund	$(120,416)	$120,416

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Access Capital Community Investment Fund	0.35%
Impact Bond Fund	0.35%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class IS Annual Rate	Class R6 Annual Rate
Access Capital Community Investment Fund	0.80%	0.45%	0.40%	N/A
Impact Bond Fund	0.70%	0.45%	N/A	0.40%

This expense limitation agreement is in place until January 31, 2022, and shall continue for additional one-year terms unless terminated by either party at any time. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 12 months (3 years for the Impact Bond Fund), provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

64

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2020, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/18	FYE 9/30/19	FYE 9/30/20	Total
Access Capital Community Investment Fund	$—	$—	$354,543	$354,543
Impact Bond Fund	129,537	188,125	199,252	516,914

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such programs are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2020, the amount waived was $35,129 and $874 for Access Capital Community Investment Fund and Impact Bond Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statement of Operations.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operation.

RBC GAM-US also provides certain CRA-related administrative services to Class I shareholders of Access Capital Community Investment Fund pursuant to a Special Administrative Services Agreement with the Trust. Effective March 11, 2019, in consideration for such services and the assumption of related expenses, RBC GAM-US receives a fee of 0.05% of the average daily net assets of Class I shares of the Fund.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $63,000 ($68,000 effective October 1, 2020). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of -pocket expenses relating to attendance at such meetings. These amounts are included in the Statements of Operations in “Trustee’ fees”.

In conjunction with the initial launch of the Impact Bond Fund and the subsequent launch of Class A shares, the Advisor invested seed capital in the Fund to provide the Fund with its initial investment assets. The table below shows, as of September 30, 2020, the Fund’s net assets, the shares held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets

Impact Bond Fund	$37,785,303	542,552	15.2%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and

65

NOTES TO FINANCIAL STATEMENTS

expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2020, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2020 were as follows:

	Purchases (Excl. U.S. Gov’t)	Sales (Excl. U.S. Gov’t)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
Access Capital Community Investment Fund	$ 3,218,364	$2,787,129	$125,195,660	$129,338,627
Impact Bond Fund	15,150,321	6,055,951	6,668,810	3,368,852

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“Shares Outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Access Capital Community Investment Fund		Impact Bond Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,560,350	$3,909,455	$10,000	$—
Distributions reinvested	365,871	464,307	123	—
Cost of shares redeemed	(4,038,793)	(9,888,061)	—	—

Change in Class A	$(1,112,572)	$(5,514,299)	$10,123	$—

Class I
Proceeds from shares issued	$86,650,378	$65,426,675	$14,792,469	$3,481,575
Distributions reinvested	7,507,447	7,859,670	495,083	132,166
Cost of shares redeemed	(90,200,626)	(115,429,827)	(781,191)	(114,580)

Change in Class I	$3,957,199	$(42,143,482)	$14,506,361	$3,499,161

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NOTES TO FINANCIAL STATEMENTS

	Access Capital Community Investment Fund		Impact Bond Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Class IS - Capital Transactions
Class IS - Proceeds from shares issued	$11,531,818	$6,290,245	$—	$—
Class IS - Distributions reinvested	226,620	76,072	—	—
Class IS - Cost of shares redeemed	(2,196,908)	(589,230)	—	—

Total Class IS - Capital Transactions	$9,561,530	$5,777,087	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$1,000,000	$13,507,000
Distributions reinvested	—	—	512,336	335,480
Cost of shares redeemed	—	—	(3,099,998)	—

Change in Class R6	$—	$—	$(1,587,662)	$13,842,480

Change in net assets resulting from capital transactions	$12,406,157	$(41,880,694)	$12,928,822	$17,341,641

SHARE TRANSACTIONS:
Class A
Issued	273,360	446,703	985	—
Reinvested	40,255	52,744	12	—
Redeemed	(443,451)	(1,126,486)	—	—

Change in Class A	(129,836)	(627,039)	997	—

Class I
Issued	9,516,656	7,407,147	1,440,293	357,310
Reinvested	826,593	892,174	48,164	13,289
Redeemed	(9,894,858)	(13,091,772)	(75,262)	(11,384)

Change in Class I	448,391	(4,792,451)	1,413,195	359,215

Class IS - Share Transactions
Class IS - Issued	1,264,477	715,622	—	—
Class IS - Reinvested	24,936	8,506	—	—
Class IS - Redeemed	(241,259)	(65,542)	—	—

67

NOTES TO FINANCIAL STATEMENTS

	Access Capital Community Investment Fund		Impact Bond Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Total Class IS - Share Transactions	1,048,154	658,586	—	—

Class R6
Issued	—	—	98,328	1,389,836
Reinvested	—	—	49,907	33,633
Redeemed	—	—	(305,720)	—

Change in Class R6	—	—	(157,485)	1,423,469

Change in shares resulting from capital transactions	1,366,709	(4,760,904)	1,256,707	1,782,684

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2020, the Funds did not incur any interest or penalties.

As of September 30, 2020, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Access Capital Community Investment Fund	$578,482,395	$24,700,012	$(744,878)	$23,955,134
Impact Bond Fund	36,423,443	1,735,496	(28,233)	1,707,263

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NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax mark-to-market of derivatives.

The tax character of distributions during the year ended September 30, 2020 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Access Capital Community Investment Fund	$14,534,257	$ —	$14,534,257	$14,534,257
Impact Bond Fund	940,744	74,327	1,015,071	1,015,071

The tax character of distributions during the year ended September 30, 2019 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Access Capital Community Investment Fund	$16,157,686	$16,157,686	$16,157,686
Impact Bond Fund	467,646	467,646	467,646

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Access Capital Community Investment Fund	Impact Bond Fund
Undistributed ordinary income	$—	$239,419
Undistributed long term gain	—	293,903

Accumulated earnings	—	533,322
Distributions payable	(1,073,929)	(2,142)
Accumulated capital loss carryforwards	(33,586,887)	—
Unrealized appreciation	23,955,134	1,707,263

Total Accumulated Earnings/(Losses)	$(10,705,682)	$2,238,443

As of September 30, 2020, the Access Capital Community Investment Fund had a short-term capital loss carryforward of $11,233,258 and a long-term capital loss carryforward of $22,353,629 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carryforwards subject to expiration that are described above.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds did not have any Post-October Capital Losses or Late-Year Ordinary Losses for the year ending September 30, 2020.

8. Line of Credit

The Funds are participants in an uncommitted, unsecured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled

69

NOTES TO FINANCIAL STATEMENTS

termination date of July 31, 2021. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Fund participates in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2020. During the year ended September 30, 2020, the Funds did not utilize this line of credit.

9. Significant Risks

As of September 30, 2020, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Access Capital Community Investment Fund	1	15.5%
Impact Bond Fund	1	18.5%

Market risk

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

10. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

70

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of Access Capital Community Investment Fund and RBC Impact Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Access Capital Community Investment Fund and RBC Impact Bond Fund (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 24, 2020

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

71

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2020, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Access Capital Community Investment Fund	100.00%
Impact Bond Fund	92.45%

For the year ended September 30, 2020, the Impact Bond Fund had a qualified short term gains percentage of 26.36%.

Pursuant to Internal Revenue Code Section 852(b)(3), the Impact Bond Fund reported $293,908 as long-term capital gain distributions for the year ended September 30, 2020

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

72

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (57)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial

Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

73

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (68)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present) Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

William B. Taylor (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005 Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (56)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

74

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (56)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

75

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class IS, Class I and Class R6 shares.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class IS

Class IS shares are offered in Access Capital Community Investment Fund and are available to investors who meet the $2,500 minimum initial investment requirement. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Impact Bond Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

76

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20–9/30/20	Annualized Expense Ratio During Period 4/1/20–9/30/20
Access Capital Community Investment Fund
	Class A	$1,000.00	$1,011.20	$4.02	0.80%
	Class I	1,000.00	1,014.10	2.27	0.45%
	Class IS	1,000.00	1,014.40	2.01	0.40%
Impact Bond Fund
	Class A	1,000.00	1,032.70	3.56	0.70%
	Class I	1,000.00	1,035.00	2.29	0.45%
	Class R6	1,000.00	1,035.20	2.04	0.40%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

77

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20-9/30/20	Annualized Expense Ratio During Period 4/1/20-9/30/20
Access Capital Community Investment Fund
	Class A	$1,000.00	$1,021.00	$4.04	0.80%
	Class I	1,000.00	1,022.75	2.28	0.45%
	Class IS	1,000.00	1,023.00	2.02	0.40%
Impact Bond Fund
	Class A	1,000.00	1,021.50	3.54	0.70%
	Class I	1,000.00	1,022.75	2.28	0.45%
	Class R6	1,000.00	1,023.00	2.02	0.40%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

78

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2020, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Funds for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewal and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. The Board also reviewed certain changes to the Funds that had been made in the prior year, including the launching of Class A shares for the RBC Impact Bond Fund, noting that the shares were launched to provide additional options for intermediary platforms. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Funds, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks and their respective Morningstar categories as well as information with respect to custom peer groups designed to align more closely with the Funds’ specific investment strategies. With respect to the RBC Access Capital Community Investment Fund, the Trustees were informed that the Fund’s underperformance as compared to its category was largely driven by the fact that the category consists of funds that own Treasury bonds in addition to mortgage bonds, while the Fund does not invest in Treasuries, and that the Fund is the only one in its category to invest in mortgage bonds supporting housing for low to moderate income individuals.

In considering the nature and quality of services to be provided by the Advisor, the Trustees were informed with respect to the research, credit, and fundamental analysis capabilities; the specialized expertise in the area of fixed income investments eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”); the Advisor’s significant expertise with regard to evaluating environmental, social and governance (ESG) factors, and the extensive portfolio management experience of the Advisor’s staff as well as its operational and compliance structure and systems and financial strength. The Trustees reviewed the Funds’ investment advisory fees and reviewed comparative fee and expense information for similarly situated funds, noting that the effective advisory fee rate for the Access Capital Community Investment Fund was directly in line with its peers, while the effective advisory fee rate for the RBC Impact Bond Fund was slightly below median. The Trustees also noted the fee waivers/expense reimbursements form the Advisor that allowed the relatively small RBC Impact Bond Fund to maintain a net expense ratio in line with that of its peer median. The Trustees also received reports from the Advisor regarding the performance and fee levels for other advisory client accounts it advises in a similar strategy and discussed differences in services provided, noting that the need to: manage liquidity for shareholder redemptions; collateral requirements, and regulatory matters; and evaluating relevant ESG factors and CRA eligibility, all require additional time and attention from the investment team.

The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds.

79

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fees payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all the circumstances and was within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and the expense limitation agreements for the Funds for an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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87

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2020.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-II AR 09-20

RBC Global Asset Management Annual Report For the year ended September 30, 2020 RBC BlueBay Emerging Market Debt Fund RBC BlueBay Global Bond Fund RBC BlueBay High Yield Bond Fund Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund. RCB@

	RBC Funds

About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov.

Table of Contents	Letter from the Portfolio Managers	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	6
	Management Discussion and Analysis (Unaudited)
	- RBC BlueBay Emerging Market Debt Fund	8
	- RBC BlueBay Global Bond Fund	12
	- RBC BlueBay High Yield Bond Fund	16
	Schedule of Portfolio Investments	19
	Financial Statements
	- Statements of Assets and Liabilities	44
	- Statements of Operations	46
	- Statements of Changes in Net Assets	48
	Financial Highlights	51
	Notes to Financial Statements	57
	Report of Independent Registered Public Accounting Firm	81
	Other Federal Income Tax Information (Unaudited)	82
	Management (Unaudited)	83
	Share Class Information (Unaudited)	86
	Supplemental Information (Unaudited)	87
	Approval of Investment Advisory Agreements (Unaudited)	89

LETTER FROM THE CHIEF INVESTMENT OFFICER

The vast majority of global attention over the last twelve months rested on the still-unfolding humanitarian and economic crisis brought on by COVID-19. The scale of the fallout has only just been matched by the unprecedented reaction of global central banks through continuous quantitative easing stimulus and support programs.

Looking back at the final quarter of 2019, we viewed (at the time) a landscape characterized by benign growth and subdued inflation as one which would allow for ongoing central-bank support. The result of which should extend the cycle, as well as create a continuing need for yield. Entering 2020, we were fairly constructive on corporate credit. We felt that low yields, abundant liquidity and low recession risks would all be supportive.

Of course, with hindsight, the aforementioned environment could yet be challenged – as it ultimately was – by the speed of the coronavirus infection across the globe with the market impact most profoundly felt in March 2020 as the virus penetrated Western Europe and North America. The speed of the sell-off in the latter stages of the first quarter was unprecedented with multiple standard deviation moves in most markets.

Come April, however, global central banks had responded with vigor in an effort to quell market jitters and offer support packages through enlarged quantitative easing programs, small and medium-size enterprise support and welfare contributions at the individual level. The result of which unleashed a strong recovery in financial assets and a rebound in our funds’ performances.

Despite some return of lockdowns, risk appetite was relatively healthy through the Northern Hemisphere’s summer as markets seemed comfortable that policymakers would ‘have their back’ and, should the situation worsen, there would be further policy responses to come.

Actual economic data did show some improvement – albeit from a low base – which raised hopes of a V-shaped growth recovery, although it appeared to stall somewhat as the quarter went on. Corporate earnings season also helped stocks as companies generally beat expectations, although, again, we would note that these expectations were low. Following the relative calm of summer, ‘back to school’ in September saw a return of equity volatility, led by technology stocks. In fact, from the highs at the start of the month to the lows, the S&P 500 fell almost 10%. Fears of a second wave of COVID-19 infections, the approaching US elections and the lack of progress on fiscal easing were all cited as drivers of weakness.

The big news from central banks came from the US Federal Reserve at its virtual Jackson Hole symposium in August, as it announced widely anticipated changes to its policy framework, which will mean that it won’t rush to tighten policy pre-emptively if inflation remains at target just because of strength in the labor market or the broader economy. This implies that it will be happy to allow inflation to modestly overshoot target in order to correct periods when it has undershot. This came in a month when higher-than-expected US inflation had already pushed core government yields higher.

Looking ahead, risk assets have recovered positively, thanks to a combination of more supportive economic data, hopes for a vaccine for COVID-19 and central-bank liquidity. However, the reality is that economic growth has contracted meaningfully and COVID-19 makes for an uncertain investment landscape over the longer term.

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

In the absence of bad news, we anticipate that factors such as the US elections may mean that we see a lull in policy announcements, which is a risk to market sentiment in the near term.

Ultimately, aggressive monetary and fiscal policy easing should help reduce the growth impact of COVID-19. In this respect, staying in assets close to policy responses and maintaining a disciplined strategy of adding on weakness and reducing into strength makes sense in the short-term, in our view.

We expect central banks to effectively anchor core government yields to sustain accommodative financial conditions. This likely makes for continued low volatility in rates markets and so we believe there will be less alpha opportunity for now, although changes in central-bank inflation policy – and, indeed, the potential for an escalation in inflation concerns – could make duration and curves an interesting alpha opportunity at some point.

Policy should continue to be supportive of European sovereign credit but, with spreads close to their 2020 tights, we are adopting a more neutral position, with a view to adding peripheral risk on weakness.

Investment-grade corporates seem to be the asset class most supported by policy. Despite the positive recovery, spreads remain somewhat attractive in our view and we expect to see ongoing solid demand, not only from central-bank purchase programs, but also from Asian buyers and many other yield-targeting investors. With supply typically lower in the fourth quarter, the technical backdrop remains supportive into year-end, leaving us modestly constructive on corporate spreads.

While COVID-19 could yet lead to a further pick-up in downgrades, we would highlight that there will likely be a significant increase in the dispersion of performance at sector and issuer levels, with success and disaster stories making for a rich alpha environment.

In a market that has seen a deterioration in liquidity conditions, the need to focus on liquidity has never been so clear. Liquidity allows us to avoid being a ‘price taker’ when needing to service cash flows, as well as allowing us to be nimble in moving risk positioning to take advantage of ongoing volatility.

While we live in uncertain times, we believe the resulting volatility creates opportunities for active investors. Such periods have historically tended to see indiscriminate sell-offs in risk assets, which, in turn, creates alpha potential, both from macro positioning and from playing the performance dispersion that follows as the market starts to differentiate between the winners and the losers. While low yields make future market returns look more challenged, we believe the volatility creates opportunities to generate significant alpha from our approach of long/short investing combined with a capital-preservation mindset.

Mark Dowding
Chief Investment Officer
BlueBay Asset Management LLP

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Alpha is a risk-adjusted performance measurement of a portfolio’s excess return relative to its benchmark after considering its risk relative to the benchmark. [A positive alpha indicates that a portfolio has produced higher-than-expected returns for its risk level, and vice versa for a negative alpha.]

2

LETTER FROM THE CHIEF INVESTMENT OFFICER

Standard deviation indicates how far a data point is from the mean.

Duration measures the sensitivity of a bond’s price to changes in interest rates.

Spread measures the difference between two rates or yields.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor and BlueBay Asset Management LLP (“BlueBay”) serves as an investment sub-advisor to each of the Funds and BlueBay Asset Management USA LLC (“BlueBay US”) serves as an investment sub-advisor for the RBC BlueBay High Yield Bond Fund and RBC BlueBay Global Bond Fund. The sub-advisors are responsible for the overall management of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of the Funds’ portfolios are set forth below.

BlueBay Emerging Market Debt Fund

Polina Kurdyavko

Partner, Senior Portfolio Manager

Polina is Head of Emerging Markets and Senior Portfolio Manager at BlueBay. Polina started her career in emerging markets after the Russian financial crisis in 1988 and has, since then, gained expertise across a broad range of emerging market financial assets. Polina joined BlueBay in July 2005 from UBS where she was a credit analyst in EM corporate research. Her role encompassed coverage of EM issuers as well as research support for primary issuance of corporate debt. Prior to this, Polina was with Alliance Capital where she was an emerging markets equity analyst and then moved on to pioneer emerging markets quantitative research at the firm. She started her career in a macro research boutique in Russia. Polina holds an MSc (Hons) in Finance from the people’s Friendship University of Russia, Moscow and is a CFA charterholder.

BlueBay Global Bond Fund

Kaspar Hense

Senior Portfolio Manager

Kaspar Hense is a Senior portfolio Manager within BlueBay’s Investment Grade team. Prior to joining BlueBay, Kaspar worked for three years at Toronto Dominion Securities in their global fixed income, capital markets group covering German clients. Previously, Kaspar spent six years with Deutsche Asset and Wealth Management where he was responsible for the global aggregate bond strategy. Kaspar began his career at Merrill Lynch in 2005 as an analyst. He holds a Master’s degree in Financial Management from a joint programme of the Christian Albrechts University of Kiel and the University of San Diego; and a Master’s degree in Economics from the Christian Albrechts University of Kiel. Kaspar is also a CFA charterholder.

Mark Dowding

Partner, Chief Investment Officer
Senior Portfolio Manager

Mark Dowding is Chief Investment Officer at BlueBay. He has over 25 years’ investment experience as a macro fixed income investor and has been a senior portfolio manager at BlueBay since 2010. As a macro risk taker, Mark actively pursues an open dialogue with policy makers and opinion formers, believing that proprietary research is key to gaining insights in order to generate strong investment returns. Prior to joining BlueBay, Mark was Head of Fixed Income in Europe for Deutsche Asset Management, a role he previously occupied at Invesco. He started his career as a fixed income portfolio manager at Morgan Grenfell in 1993 and holds a BSc (Hons) in Economics from the University of Warwick.

4

PORTFOLIO MANAGERS

Alexandria Sun
Portfolio Manager

Alexandria Sun is a Portfolio Manager within BlueBay’s Investment Grade team with a focus on government and global aggregate portfolios. She was a rotational associate at RBC Global Asset Management in Toronto, Canada, before joining BlueBay in July 2017. Prior to RBC, she was working as an analyst in the fixed income team at Deutsche Asset Management in New York. Alexandria earned a BA degree in Economics and English Literature from Cornell University. She also holds a Master’s degree in Economics from University of Toronto. Alexandria is a CFA charterholder.

BlueBay High Yield Bond Fund

Justin Jewell

Co-Head of Global Leveraged Finance
Senior Portfolio Manager

Justin is Co-Head of BlueBay’s Global Leveraged Finance Long-Only Strategies and a senior portfolio manager within the Global Leveraged Finance Group. Justin joined BlueBay in April 2009, initially as Head of High Yield Trading, before moving into portfolio management at the beginning of 2012. He has over 17 years’ industry experience and spent a large part of his career at UBS where, most recently, he was Director of High Yield and Distressed Trading in Europe. Justin worked as a senior trader at MKM Longboat LLP between June and November 2008, though he returned to UBS after the fund wound down. Justin has a BSc in Economics from the London School of Economics and Political Science.

Andrzej Skiba

Senior Portfolio Manager

Andrzej Skiba joined BlueBay in February 2005 and is a Senior Portfolio Manager responsible for the Developed Markets team and is based in BlueBay’s office in Stamford, Connecticut. Andrzej spent his first four years at BlueBay as a credit analyst covering the TMT, utilities and retail sectors for the Investment Grade team. Prior to BlueBay, Andrzej worked for Goldman Sachs as a credit analyst covering European investment grade telecom, media and utility sectors. Andrzej holds a BSc (Hons) in Management and International Business Economics from UMIST and is a CFA charterholder.

Tim Leary

Portfolio Manager

Tim Leary is responsible for portfolio management of the RBC BlueBay High Yield Bond Fund. Tim joined BlueBay in January 2012 as Head of Trading, North America within the Global Leveraged Finance Group based in the Stamford, Connecticut, office before being promoted to his current role in January 2017. Prior to joining BlueBay, he was a director in high yield and distressed credit trading at the Royal Bank of Scotland. Before that, Tim spent three years as an analyst on the leveraged loan trading desk at Bear Stearns & Co. Tim holds a BS in Business Administration with Finance concentration from Fordham University.

5

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of September 30, 2020 (Unaudited)

RBC BlueBay Emerging Market Debt Fund
Class A
- Including Max Sales Charge of 4.25%	(3.24)%	1.29%	4.49%	2.10%
- At Net Asset Value	1.06%	2.77%	5.39%	2.60%	1.11%	28.23%
Class I
- At Net Asset Value	1.44%	3.04%	5.68%	2.85%	0.85%	2.14%
Class R6
- At Net Asset Value	1.40%	3.08%	5.74%	2.93%	0.79%	31.83%

JPMorgan EMBI Global Diversified Index(d)	1.29%	3.49%	6.14%	5.66%
RBC BlueBay Global Bond Fund
Class A
- Including Max Sales Charge of 4.25%	(2.08)%	1.79%	3.52%	2.50%
- At Net Asset Value	1.41%	3.26%	4.41%	3.26%	0.76%	89.50%
Class I
- At Net Asset Value	2.49%	3.39%	4.39%	3.21%	0.52%	1.74%
Class R6
- At Net Asset Value	2.61%	3.45%	4.44%	3.26%	0.47%	32.48%

Bloomberg Barclays Global Aggregate Bond Index(d)	4.13%	5.12%	4.32%	3.97%
RBC BlueBay High Yield Bond Fund
Class A
- Including Max Sales Charge of 4.25%	1.19%	4.38%	5.46%	5.92%
- At Net Asset Value	5.64%	5.90%	6.38%	6.44%	0.82%	1.92%
Class I
- At Net Asset Value	6.03%	6.17%	6.70%	6.73%	0.57%	1.10%

ICE BofAML US High Yield Index(d)	2.30%	3.83%	6.61%	6.57%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

6

PERFORMANCE SUMMARY (UNAUDITED)

(a)

The inception date (commencement of operations) is November 27, 2013 for Class A shares of BlueBay Emerging Market Debt Fund and BlueBay High Yield Bond Fund, January 28, 2020, for Class A shares of BlueBay Global Bond Fund, December 27, 2016 for Class R6 shares and November 30, 2011 for Class I shares for each Fund except BlueBay Global Bond Fund, which is December 9, 2014 for Class I shares. The performance in the table for the Class A and Class R6 shares prior to the inception of those classes reflects the performance of the Class I shares since the Fund’s inception.

(b)

The Funds’ expenses reflect actual expenses for the most recent year end (September 30, 2020. For Class A shares of BlueBay Global Bond Fund, expenses reflect the period from January 28, 2020 (commencement of operations) to September 30, 2020.

(c)

The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at annual ratios of 1.04% for Class A, 0.79% for Class I and 0.74% for Class R6 of BlueBay Emerging Market Debt Fund, 0.77% for Class A, 0.52% for Class I and 0.47% for Class R6 of BlueBay Global Bond Fund and 0.82% for Class A and 0.57% for Class I of BlueBay High Yield Bond Fund until January 31, 2022.

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

JPMorgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index is a subset of the JPMorgan EMBI. The JPMorgan EMBI tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The JPMorgan EMBI Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding.

The ICE BofAML US High Yield Index tracks the performance of U.S. dollar—denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Debt Fund

Investment Strategy

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation. It invests predominantly in fixed income securities of issuers economically tied to emerging market countries. The Fund primarily invests in sovereign debt, but may also invest in debt issued or guaranteed by foreign corporations or financial institutions. The Fund seeks to generate excess returns via superior country and issue selection through an in-depth process focusing on value in external credit spreads, local currencies and local interest rates, and avoiding deteriorating credits and one-off currency devaluations.

Performance

For the twelve-month period ended September 30, 2020, the Fund had an annualized total return of 1.44% (Class I). That compares to an annualized total return of 1.29% for the Fund’s primary benchmark, the JPMorgan EMBI Global Diversified Index.

Factors That Made Positive Contributions

•   Underweight allocation to Sri Lanka sovereign debt in the first quarter of 2020 contributed positively.

•   Off-benchmark allocation to Brazilian energy issuers Petrobras and MV24 Capital was another positive contributor.

•   Overweight allocation to investment-grade names, such as Abu Dhabi, Israel and Malaysia also contributed positively.

Factors That Detracted From Relative Returns

•   Positioning in Turkish sovereign debt was a detracting factor.

•   Overweight to Lebanese front-end government bonds was another detracting factor.

•   Underweight allocations, such as to Panama, Kazakhstan and Bahrain, detracted in the second quarter of 2020.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in securities issued by smaller companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. The Fund is non-diversified, which means in may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. These risks are described more fully in the prospectus.

The J.P. Morgan Emerging Market Bond Index tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The J.P. Morgan Emerging Market Bond Index Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding. You cannot invest directly in an index.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Debt Fund

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

9

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

	RBC BlueBay Emerging Market Debt Fund
Investment Objective Benchmark	High level of total return consisting of income and capital appreciation.
	JPMorgan EMBI Global Diversified Index

Asset Allocation as of 9/30/20 (% of Fund’s investments) & Top Five Industries (as of 9/30/20) (% of Fund’s net assets)	*Includes U.S. dollar denominated cash equivalent investments representing 2.70% of investments.

Top Ten Holdings (excluding investment companies) (as of 9/30/20) (% of Fund’s net assets)	Philippine Government International Bond, 2.95%, 5/5/45	2.47%	Nigeria Government International Bond, 7.88%, 2/16/32	1.57%
	Kenya Government International Bond, 6.88%, 6/24/24	1.90%	Petroleos Mexicanos, 7.69%, 1/23/50	1.52%
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.00%, 6/30/50	1.77%	Iraq International Bond, 5.80%, 1/15/28	1.48%
	Brazilian Government International Bond, 3.88%, 6/12/30	1.73%	Malaysia Government Bond, 3.89%, 8/15/29	1.48%
	Dominican Republic International Bond, 5.88%, 1/30/60	1.66%	Dominican Republic International Bond, 5.50%, 1/27/25	1.46%
	*A listing of all portfolio holdings can be found beginning on page 19
Growth of $1,000,000 Initial Investment Since Inception (11/30/14)

The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

10

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11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Global Bond Fund
Investment Strategy

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation. It invests primarily (80%) in US and global investment grade fixed income securities with the potential to provide high total return. The Fund will invest in securities from sovereign or corporate issuers globally. The Fund may invest (up to 15%) in non-investment grade securities, in market caps of any size, and has the flexibility to use investment-grade quality derivatives in order to seek total return for investors.

Performance

For the twelve-month period ended September 30, 2020, the Fund had an annualized total return of 2.49% (Class I). That compares to an annualized total return of 4.13% for the Bloomberg Barclays Global Aggregate Bond USD Hedged Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Tighter Italian spreads, benefitting from quantitative easing and the Pandemic Emergency Purchase Program contributed positively.
• Better political outlook in Romania during the first quarter of 2020 before booking profits also contributed positively.
• Long investments in financials was another factor that contributed positively.
Factors That Detracted From Relative Returns

•   Invested short on US duration in the first quarter of 2020 following US and Iran tensions as the market was beginning to factor in rate cuts which looked unrealistic given the strength of the economy at the time. However, as Covid -19 concerns increased we closed this position down ahead of the Federal Reserve cutting US rates.

• Mexico and Tunisia overweight positions were affected by the general spread widening during the first quarter of 2020 (Covid-19 pandemic) and are yet to recover to pre-Covid-19 levels.
• Weakness in the energy sector was a detracting factor.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in securities issued by smaller companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) represents a close estimation of the performance that can be achieved by hedging the currency exposure of its parent index, the Bloomberg Barclays Global Aggregate Bond Index, to U.S. dollars (USDs). The index is 100% hedged to the USD by selling the forwards of all the currencies in the parent index at the one-month forward rate. The parent index comprises government, government-related, and corporate bonds, as well as asset-backed, mortgage-backed, and commercial mortgage-backed securities.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Global Bond Fund
Duration measures the sensitivity of a bond’s price to changes in interest rates.
Spread measures the difference between two rates or yields.
Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

13

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

	RBC BlueBay Global Bond Fund
Investment Objective Benchmark	High level of total return consisting of income and capital appreciation.
	Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)

Asset Allocation as of 9/30/20 (% of Fund’s investments) & Top Five Industries (as of 9/30/20) (% of Fund’s net assets)	* Includes U.S. dollar denominated cash equivalent investments representing 7.56% of investments.

Top Ten Holdings (excluding investment companies) (as of 9/30/20) (% of Fund’s net assets)	U.S. Treasury Notes, 1.50%, 9/30/21	7.13%	U.S. Treasury Notes, 1.50%, 9/15/22	3.61%
	U.S. Treasury Notes, 1.50%, 2/15/30	5.69%	Freddie Mac, Pool #RA1353, 3.00%, 9/1/49	3.49%
	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.38%, 5/1/47	4.17%	Ginnie Mae, Pool #MA6153, 3.00%, 9/20/49	3.49%
	U.S. Treasury Notes, 2.88%, 5/31/25	3.93%	Japan Government Ten Year Bond, 0.10%, 9/20/28	3.42%
	Japan Government Ten Year Bond, 0.40%, 3/20/25	3.67%	Abertis Infraestructuras SA, EMTN, 3.00%, 3/27/31	3.11%
	*A listing of all portfolio holdings can be found beginning on page 31
Growth of $100,000 Initial Investment Since Inception (12/9/14)

The graph reflects an initial investment of $100,000 over the period from December 9, 2014 (commencement of operations) to September 30, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

14

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15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay High Yield Bond Fund
Investment Strategy

The Fund seeks to achieve a high level of total return consisting of income and capital appreciation. It invests predominantly in fixed income securities issued by sub-investment grade companies globally with at least 70% in U.S.-domiciled entities. The Fund seeks to generate excess returns via superior sector and security selection; based upon high quality, proprietary research.

Performance

For the twelve-month period ended September 30, 2020, the Fund had an annualized total return of 6.03% (Class I). That compares to an annualized total return of 2.30% for the ICE BofAML US High Yield Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Underweight the energy sector by virtue of the ESG credentials of the fund contributed significantly to returns.

•   Opportunistic investment grade allocation in April 2020 as markets reopened following the Covid-19 shock. A preference for B and CCC & below rated credits was also a positive contributor to performance.

• Overweight positioning in defensive sectors heading into the selloff and selective additions to cyclical sectors in the rebound.
Factors That Detracted From Relative Returns

•   Exposure to financial companies, in particular aircraft leasing names Global Aircraft Leasing Co Ltd and Aviation Capital were the most significant detractors to performance as the airline industry came under significant stress due to the fall in demand.

• Emerging market security selection was a slight detractor from performance over the past twelve months.
• Underweight positioning in fallen angels such as Occidental Petroleum (due to the Fund’s ESG criteria) and Ford was a minor drag on returns.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks can be greater in emerging markets. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofAML US High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. You cannot invest directly in an index.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay High Yield Bond Fund
Past performance is not a guarantee of future results.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s (S&P) and Moody’s. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. S&P ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. Moody’s ratings are expressed as letters ranging from Aaa, which is the highest grade, to C, which is the lowest grade. Non-investment grade securities are those rated Ba1 or BB+ or below by Moody’s or S&P, respectively.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

17

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

	RBC BlueBay High Yield Bond Fund
Investment Objective Benchmark	High level of total return consisting of income and capital appreciation.
	ICE BofAML US High Yield Index

Asset Allocation as of 9/30/20 (% of Fund’s investments) & Top Five Industries (as of 9/30/20) (% of Fund’s net assets)	*Includes U.S. dollar denominated cash equivalent investments representing 7.26% of investments.

Top Ten Holdings (excluding investment companies) (as of 9/30/20) (% of Fund’s net assets)	Terrier Media Buyer, Inc., 8.88%, 12/15/27	1.42%	Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24	1.21%
	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/1/26	1.32%	Univision Communications, Inc., 6.63%, 6/1/27	1.19%
	Perenti Finance Pty Ltd., 6.50%, 10/7/25	1.30%	TreeHouse Foods, Inc., 4.00%, 9/1/28	1.12%
	Laureate Education, Inc., 8.25%, 5/1/25	1.29%	Southwestern Energy Co., 8.38%, 9/15/28	1.09%
	Ford Motor Co., 9.00%, 4/22/25	1.29%	Neon Holdings, Inc., 10.13%, 4/1/26	1.06%
	*A listing of all portfolio holdings can be found beginning on page 36
Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund

September 30, 2020

Principal Amount		Value

Foreign Government Bonds — 62.58%
Angola — 1.38%
$ 375,000	Angolan Government International Bond, 8.00%, 11/26/29	$295,964

Argentina — 2.13%
327,095	Argentine Republic Government International Bond, 0.13%, 7/9/35	122,397
265,204	Argentine Republic Government International Bond, 0.13%, 1/9/38	114,038
460,000	Argentine Republic Government International Bond, 0.13%, 7/9/41	180,312
85,137	Argentine Republic Government International Bond, 1.00%, 7/9/29	38,666

		455,413

Bahamas — 1.65%
200,000	Bahamas Government International Bond, 5.75%, 1/16/24	178,176
200,000	Bahamas Government International Bond, 6.00%, 11/21/28	175,317

		353,493

Brazil — 1.73%
370,000	Brazilian Government International Bond, 3.88%, 6/12/30	369,708

Chile — 0.98%
200,000	Chile Government International Bond, 2.45%, 1/31/31	210,149

Colombia — 2.24%
200,000	Colombia Government International Bond, 3.13%, 4/15/31	204,127
200,000	Colombia Government International Bond, 4.13%, 5/15/51	207,571
246,000,000(a)	Colombian TES, 7.25%, 10/26/50	67,172

		478,870

Croatia — 0.80%
140,000(b)	Croatia Government International Bond, 1.50%, 6/17/31	170,398

Dominican Republic — 4.53%
295,000	Dominican Republic International Bond, 5.50%, 1/27/25	312,881
375,000	Dominican Republic International Bond, 5.88%, 1/30/60	354,047
300,000	Dominican Republic International Bond, 6.40%, 6/5/49	300,360

		967,288

Ecuador — 2.36%
142,100	Ecuador Government International Bond, 0.50%, 7/31/30(c)	96,717
513,890	Ecuador Government International Bond, 0.50%, 7/31/35(c)	286,922
238,700	Ecuador Government International Bond, 0.50%, 7/31/40(c)	120,293

		503,932

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2020

Principal Amount		Value

Egypt — 3.28%
$ 200,000	Egypt Government International Bond, 5.25%, 10/6/25	$199,735
200,000	Egypt Government International Bond, 7.63%, 5/29/32	195,370
5,000,000(a)	Egypt Treasury Bills, 0.00%, 1/5/21(d)	306,419

		701,524

El Salvador — 0.72%
178,000	El Salvador Government International Bond, 7.65%, 6/15/35	153,944

Ghana — 0.85%
200,000	Ghana Government International Bond, 7.63%, 5/16/29	180,936

Guatemala — 1.98%
200,000	Guatemala Government Bond, 4.50%, 5/3/26	213,907
200,000	Guatemala Government Bond, 5.75%, 6/6/22	210,162

		424,069

Hungary — 0.49%
85,000(b)	Hungary Government International Bond, 1.75%, 6/5/35	104,632

Indonesia — 1.98%
200,000	Indonesia Government International Bond, 3.50%, 2/14/50	211,577
200,000	Perusahaan Penerbit SBSN Indonesia III, 3.80%, 6/23/50	212,647

		424,224

Iraq — 1.48%
356,250	Iraq International Bond, 5.80%, 1/15/28	315,673

Kenya — 1.90%
400,000	Kenya Government International Bond, 6.88%, 6/24/24	406,670

Lebanon — 0.69%
36,000	Lebanon Government International Bond, 5.80%, 4/14/20(e)	6,379
66,000	Lebanon Government International Bond, 6.00%, 1/27/23(e)	10,566
85,000	Lebanon Government International Bond, EMTN, 6.10%, 10/4/22(e)	14,119
106,000	Lebanon Government International Bond, GMTN, 6.15%, 6/19/20(e)	18,418
445,000	Lebanon Government International Bond, GMTN, 6.38%, 3/9/20(e)	77,154
116,000	Lebanon Government International Bond, 8.25%, 4/12/21(e)	20,292
5,000	Lebanon Government International Bond, 8.25%, 5/17/34(e)	774

		147,702

Malaysia — 1.48%
1,200,000(a)	Malaysia Government Bond, 3.89%, 8/15/29	315,571

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2020

Principal Amount		Value

Mexico — 2.45%
200,000(b)	Mexico Government International Bond, 1.35%, 9/18/27	$229,764
$ 280,000	Mexico Government International Bond, 4.50%, 1/31/50	294,499

		524,263

Nigeria — 1.57%
350,000	Nigeria Government International Bond, 7.88%, 2/16/32	334,682

Oman — 0.46%
120,000	Oman Government International Bond, 6.75%, 1/17/48	99,031

Panama — 1.28%
270,000	Panama Government International Bond, 2.25%, 9/29/32	272,953

Peru — 0.92%
180,000	Peruvian Government International Bond, 2.84%, 6/20/30	195,663

Philippines — 2.47%
500,000	Philippine Government International Bond, 2.95%, 5/5/45	527,572

Qatar — 2.46%
200,000	Qatar Government International Bond, 4.40%, 4/16/50	256,907
200,000	Qatar Government International Bond, 4.82%, 3/14/49	269,001

		525,908

Romania — 1.39%
95,000(b)	Romanian Government International Bond, 2.12%, 7/16/31	110,799
67,000(b)	Romanian Government International Bond, 3.38%, 1/28/50	80,033
104,000	Romanian Government International Bond, 4.00%, 2/14/51	107,116

		297,948

Russia — 1.15%
200,000	Russian Foreign Bond - Eurobond, 5.10%, 3/28/35	245,635

Saudi Arabia — 1.98%
200,000	Saudi Government International Bond, 2.75%, 2/3/32	207,681
200,000	Saudi Government International Bond, 3.75%, 1/21/55	216,096

		423,777

Serbia — 0.59%
100,000(b)	Serbia International Bond, 3.13%, 5/15/27	125,217

South Africa — 0.79%
200,000	Republic of South Africa Government International Bond, 5.75%, 9/30/49	169,983

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2020

Principal Amount		Value

Sri Lanka — 1.35%
$ 200,000	Sri Lanka Government International Bond, 5.75%, 4/18/23	$148,511
200,000	Sri Lanka Government International Bond, 6.13%, 6/3/25	140,500

		289,011

Tajikistan — 1.03%
270,000	Republic of Tajikistan International Bond, 7.13%, 9/14/27	219,252

Trinidad & Tobago — 0.95%
200,000	Trinidad & Tobago Government International Bond, 4.50%, 8/4/26	202,487

Tunisia — 2.30%
100,000(b)	Banque Centrale de Tunisie International Bond, 5.63%, 2/17/24	105,630
200,000	Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	179,862
195,000(b)	Banque Centrale de Tunisie International Bond, 6.38%, 7/15/26	205,767

		491,259

Turkey — 0.74%
200,000	Turkey Government International Bond, 5.75%, 5/11/47	157,436

Ukraine — 1.94%
120,000	Ukraine Government International Bond, 0.00%, 5/31/40(f)	108,948
300,000	Ukraine Government International Bond, 7.75%, 9/1/23	305,098

		414,046

United Arab Emirates — 2.10%
200,000	Abu Dhabi Government International Bond, 3.13%, 9/30/49	214,035
230,000	Finance Department Government of Sharjah, 4.00%, 7/28/50	235,032

		449,067

Uruguay — 1.23%
197,599	Uruguay Government International Bond, 4.98%, 4/20/55	263,432

Venezuela — 0.12%
85,000	Venezuela Government International Bond, 7.75%, 10/13/19(e)	6,587
73,800	Venezuela Government International Bond, 8.25%, 10/13/24(e)	5,720
170,000	Venezuela Government International Bond, 11.75%, 10/21/26(e)	13,175

		25,482

Zambia — 0.66%
290,000	Zambia Government International Bond, 5.38%, 9/20/22	142,122

Total Foreign Government Bonds		13,376,386

(Cost $13,615,992)

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2020

Principal Amount		Value

Corporate Bonds — 33.89%
Brazil — 2.98%
$ 200,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24	$221,000
195,028	MV24 Capital BV, 6.75%, 6/1/34	196,978
205,000	Petrobras Global Finance BV, 6.85%, 6/5/2115	218,838

		636,816

Canada — 1.01%
200,000	MEGlobal Canada ULC, 5.00%, 5/18/25	215,337

China — 4.65%
200,000	China Evergrande Group, 9.50%, 4/11/22	180,000
200,000	China Evergrande Group, 11.50%, 1/22/23	177,463
200,000	China Evergrande Group, 12.00%, 1/22/24	175,768
220,000	CNAC HK Finbridge Co. Ltd., 3.88%, 6/19/29	233,040
200,000	CNAC HK Finbridge Co. Ltd., 5.13%, 3/14/28	227,567

		993,838

Ecuador — 1.27%
289,894	Petroamazonas EP, 4.63%, 12/6/21	272,500

Indonesia — 2.87%
200,000	Indonesia Asahan Aluminium Persero PT, 5.80%, 5/15/50	235,250
380,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.00%, 6/30/50	378,322

		613,572

Israel — 0.94%
177,816	Delek & Avner Tamar Bond Ltd., 5.08%, 12/30/23(c)	180,336
20,664	Delek & Avner Tamar Bond Ltd., 5.41%, 12/30/25(c)	21,026

		201,362

Malaysia — 1.19%
200,000	Petronas Capital Ltd., 4.55%, 4/21/50	254,398

Mexico — 7.75%
200,000	Mexico City Airport Trust, 5.50%, 7/31/47	163,110
200,000	Petroleos Mexicanos, 5.95%, 1/28/31	166,324
351,000	Petroleos Mexicanos, 6.35%, 2/12/48	260,617
145,000	Petroleos Mexicanos, 6.50%, 3/13/27	135,213
270,000	Petroleos Mexicanos, 6.84%, 1/23/30	240,300
280,000	Petroleos Mexicanos, 6.88%, 8/4/26	269,472
2,500,000(a)	Petroleos Mexicanos, 7.19%, 9/12/24	97,111
393,000	Petroleos Mexicanos, 7.69%, 1/23/50	324,421

		1,656,568

Paraguay — 0.98%
200,000	Telefonica Celular del Paraguay SA, 5.88%, 4/15/27	208,698

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2020

Principal Amount		Value

Peru — 1.03%
$200,000	Lima Metro Line 2 Finance Ltd., 4.35%, 4/5/36	$220,800

South Africa — 2.85%
205,000	Eskom Holdings SOC Ltd., MTN, 6.35%, 8/10/28	206,579
200,000	Gold Fields Orogen Holdings BVI Ltd., 4.88%, 10/7/20	199,423
200,000	Stillwater Mining Co., 6.13%, 6/27/22	202,342

		608,344

Spain — 1.26%
250,000	AI Candelaria Spain SLU, 7.50%, 12/15/28	270,000

Trinidad & Tobago — 0.92%
200,000	Trinidad Generation UnLtd, 5.25%, 11/4/27	197,940

United Arab Emirates — 3.38%
200,000	DP World Salaam, 6.00%, 1/1/2169(g)	209,182
200,000	MDGH - GMTN BV, 3.70%, 11/7/49	223,700
280,000	Sharjah Sukuk Program Ltd., 2.94%, 6/10/27	288,961

		721,843

United States — 0.66%
200,000	Rutas 2 and 7 Finance Ltd., 0.00%, 9/30/36(d)	140,375

Venezuela — 0.15%
173,584	Petroleos de Venezuela SA, 6.00%, 11/15/26(e)	4,600
260,000	Petroleos de Venezuela SA, 8.50%, 10/27/20(e)	27,300

		31,900

Total Corporate Bonds		7,244,291

(Cost $7,514,007)

Contracts
Put Options Purchased — 0.04%
700,000	IRS-USD SWAP, Strike Price USD 1.825%, Expires 5/23/22, Notional Amount $1,277,500	4,840
1	S & P 500 Index, Strike Price USD 3,250.00, Expires 10/16/20, Notional Amount $325,000	3,356
Total Put Options Purchased		8,196
(Cost $9,572)

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2020

Shares		Value

Investment Company — 2.68%
573,140	U.S. Government Money Market Fund, RBC Institutional Class 1 (h)	$573,140

Total Investment Company		573,140

(Cost $573,140)

Total Investments		$21,202,013
(Cost $21,712,711)(i) — 99.19%

Other assets in excess of liabilities — 0.81%		172,935

NET ASSETS — 100.00%		$21,374,948

(a)	Investment in non-U.S. Dollars. Principal amount reflects local currency.

(b)	Principal amount denoted in Euros.

(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Zero Coupon Bond. The rate represents the yield at time of purchase.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(h)	Affiliated investment.

(i)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2020

Foreign currency exchange contracts as of September 30, 2020:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
COP	36,647,014	USD	9,432	Citibank N.A.	10/27/20	$130
MXN	534,846	USD	24,000	Citibank N.A.	10/27/20	111
MXN	579,436	USD	26,000	Citibank N.A.	10/27/20	121
MXN	1,304,138	USD	57,545	Citibank N.A.	10/27/20	1,246
USD	140,211	COP	523,438,800	Citibank N.A.	10/27/20	3,621
USD	67,826	EUR	57,000	Citibank N.A.	10/27/20	959
USD	236,404	EUR	200,000	Citibank N.A.	10/27/20	1,783
USD	1,378,338	EUR	1,163,000	Citibank N.A.	10/27/20	14,019
USD	100,000	PEN	355,740	Citibank N.A.	10/27/20	1,282
USD	218,503	MYR	901,669	Deutsche Bank AG	10/27/20	1,612
USD	101,497	MYR	418,726	HSBC Bank Plc	10/27/20	775
USD	170,000	BRL	900,150	Citibank N.A.	11/4/20	9,862

						$35,521

COP	164,956,727	USD	43,368	Citibank N.A.	10/27/20	$(323)
EUR	140,000	USD	167,329	Citibank N.A.	10/27/20	(3,095)
EUR	167,000	USD	197,213	Citibank N.A.	10/27/20	(1,305)
IDR	3,063,340,171	USD	207,594	Citibank N.A.	10/27/20	(1,959)
PEN	1,131,974	USD	318,731	Citibank N.A.	10/27/20	(4,608)
USD	210,000	IDR	3,160,626,000	Citibank N.A.	10/27/20	(2,166)
USD	55,000	MXN	1,238,164	Citibank N.A.	10/27/20	(817)
USD	678,194	OMR	263,275	HSBC Bank Plc	10/28/20	(5,019)
BRL	599,390	USD	110,000	Citibank N.A.	11/4/20	(3,367)
BRL	1,198,450	USD	220,000	Citibank N.A.	11/4/20	(6,794)
USD	36,717	BRL	206,404	Citibank N.A.	11/4/20	(2)
USD	54,996	BRL	310,104	Citibank N.A.	11/4/20	(172)
USD	36,718	BRL	208,226	Citibank N.A.	11/4/20	(326)
USD	31,569	BRL	178,864	Citibank N.A.	11/4/20	(251)

						$(30,204)

Total						$5,317

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2020

Options written as of September 30, 2020:

Contracts	Put Options	Notional Amount		Value
(1)	S & P 500 Index, Strike Price USD 2,950.00, Expires 10/16/20	USD	(295,000)	$(306)
(700,000)	IRS-USD SWAP, Strike Price USD 2.825%, Expires 5/23/22	USD	(1,977,500)	(1,065)

Total (Premiums received $(2,138))				$(1,371)

Financial futures contracts as of September 30, 2020:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
10 Year Euro-Bund	2	December 2020	$(1,007)	EUR	$409,234	Citigroup Global Markets

Total			$(1,007)

Interest rate swaps as of September 30, 2020:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/ Unrealized Appreciation (Depreciation)
2.82%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/3/22	BRL	3,442	$1,076
2.84%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/3/22	BRL	3,435	603
2.67%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/3/22	BRL	3,146	1,707
2.64%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/3/22	BRL	2,273	1,407
2.70%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/3/22	BRL	2,272	1,097
2.83%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/3/22	BRL	1,679	508

							$6,398
2.87%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/3/22	BRL	5,223	(23)
3.90%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/2/23	BRL	4,957	(7,594)
3.97%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/2/23	BRL	3,263	(5,467)
3.99%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/2/23	BRL	3,254	(4,446)
3.68%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/2/23	BRL	2,993	(7,654)

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2020

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/Unrealized Appreciation (Depreciation)
3.01%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/3/22	BRL	2,240	$(1,124)
3.01%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/3/22	BRL	2,240	(1,081)
3.68%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/2/23	BRL	2,162	(5,546)
3.79%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/2/23	BRL	2,157	(4,576)
4.09%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/2/23	BRL	2,118	(876)
4.12%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/2/23	BRL	2,116	(517)
3.07%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/3/22	BRL	1,885	(4,270)
4.14%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/2/23	BRL	1,782	(368)
4.01%	BRL-HSBCLDN	Expiration	Citigroup Global Markets Inc.	1/2/23	BRL	1,590	(2,456)
5.10%	MXN-BBVA	Expiration	Citigroup Global Markets Inc.	8/7/25	MXN	2,214	(259)

							$(46,257)

Total							$(39,859)

Credit default swaps buy protection as of September 30, 2020:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
1.00%	Eskom Holdings SOC Ltd.	Quarterly	Barclays Bank Plc	12/20/20	USD	41	$115	$ 245	$360
1.00%	Eskom Holdings SOC Ltd.	Quarterly	Barclays Bank Plc	12/20/20	USD	70	196	418	615
1.00%	Markit CDX Emerging Markets Index, Series 33	Quarterly	Citigroup Global Markets Inc.	6/20/25	USD	303	12,873	(1,052)	11,820
1.00%	Markit CDX Emerging Markets Index, Series 33	Quarterly	Citigroup Global Markets Inc.	6/20/25	USD	1,210	47,250	(46)	47,203
1.00%	Russian Foreign Bond - Eurobond	Quarterly	HSBC Bank Plc	12/20/25	USD	470	3,227	2,685	5,912

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2020

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
1.00%	Markit CDX Emerging Markets Index, Series 34	Quarterly	Citigroup Global Markets Inc.	12/20/25	USD	1,180	76,809	(2,070)	74,739
1.00%	Markit CDX Emerging Markets Index, Series 34	Quarterly	Citigroup Global Markets Inc.	12/20/25	USD	1,170	75,965	(1,860)	74,106

Total							$216,435	$(1,680)	$214,755

Credit default swaps sell protection as of September 30, 2020:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	ICS*		Notional Amount (000)(a)	Premium Paid/ (Received)	Unreal. App. (Dep.)	Value

5.00%	Argentina Government International Bond	Quarterly	Barclays Bank Plc	12/20/25	0.106	USD	370	$(86,218)	$6,007	$(80,211)
1.00%	Turkey Government International Bond	Quarterly	Merrill Lynch International	12/20/25	0.053	USD	750	(138,225)	(4,420)	(142,645)
5.00%	Argentina Government International Bond	Quarterly	Morgan Stanley & Co. International Plc	12/20/25	0.106	USD	120	(27,738)	1,724	(26,014)

Total								$(252,181)	$3,311	$(248,870)

*

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2020

Abbreviations used are defined below:

BRL - Brazilian Real

COP - Colombian Peso

EMTN - Euro Medium Term Note

EUR - Euro

GMTN - Global Medium Term Note

IDR - Indonesian Rupiah

MTN - Medium Term Note

MXN - Mexican Peso

MYR - Malaysian Ringgit

OMR - Omani Rial

PEN - Peruvian Nuevo Sol

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets

Foreign Government Bonds	62.58%
Energy	12.82%
Basic Materials	6.15%
Utilities	4.70%
Financial	3.54%
Industrial	3.37%
Government	1.35%
Consumer, Non-cyclical	0.98%
Communications	0.98%
Other	3.53%

100.00%

See Notes to the Financial Statements.

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Bond Fund

September 30, 2020

Principal Amount		Value

Foreign Government Bonds — 36.07%
Australia — 2.72%
950,000(a)	Australia Government Bond, 5.50%, 4/21/23	$772,741

Canada — 1.92%
147,000(a)	Canadian Government Bond, 5.00%, 6/1/37	181,936
300,000(a)	Canadian Government Bond, 5.75%, 6/1/33	363,152

		545,088

Germany — 4.67%
234,818(b)	Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/50	283,835
430,000(b)	Bundesrepublik Deutschland Bundesanleihe, 0.25%, 2/15/29	541,696
169,000(b)	Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48	275,400
103,000(b)	Bundesrepublik Deutschland Bundesanleihe, 4.25%, 7/4/39	227,421

		1,328,352

Italy — 4.79%
353,000(b)	Italy Buoni Poliennali Del Tesoro, 3.00%, 8/1/29	494,505
350,000(b)	Italy Buoni Poliennali Del Tesoro, 3.10%, 3/1/40(c)	522,470
199,000(b)	Italy Buoni Poliennali Del Tesoro, 3.85%, 9/1/49(c)	345,730

		1,362,705

Japan — 14.20%
101,200,000(a)	Japan Government Ten Year Bond, 0.10%, 9/20/28	972,849
107,500,000(a)	Japan Government Ten Year Bond, 0.40%, 3/20/25	1,043,187
36,350,000(a)	Japan Government Ten Year Bond, 0.80%, 12/20/22	351,855
52,400,000(a)	Japan Government Thirty Year Bond, 0.80%, 12/20/47	528,076
64,200,000(a)	Japan Government Twenty Year Bond, 0.40%, 3/20/36	620,138
46,650,000(a)	Japan Government Twenty Year Bond, 1.60%, 12/20/33	524,125

		4,040,230

Mexico — 0.66%
159,000(b)	Mexico Government International Bond, 4.00%, 3/15/2115	186,728

New Zealand — 0.52%
200,000(a)	New Zealand Government Bond, 2.75%, 4/15/25	148,933

Tunisia — 2.56%
690,000(b)	Banque Centrale de Tunisie International Bond, 6.38%, 7/15/26	728,100

United Kingdom — 4.00%
240,000(a)	United Kingdom Gilt, 1.75%, 1/22/49	388,194
400,000(a)	United Kingdom Gilt, 4.75%, 12/7/30	751,338

		1,139,532

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

Venezuela — 0.03%
$ 121,000	Venezuela Government International Bond, 8.25%, 10/13/24(d)	$9,377

Total Foreign Government Bonds		10,261,786

(Cost $9,899,966)

U.S. Treasury Obligations — 22.91%
United States — 22.91%
388,700	U.S. Treasury Bonds, 1.25%, 5/15/50	369,386
243,800	U.S. Treasury Bonds, 3.63%, 8/15/43	356,024
2,000,000	U.S. Treasury Notes, 1.50%, 9/30/21	2,027,422
1,000,000	U.S. Treasury Notes, 1.50%, 9/15/22	1,026,836
1,500,000	U.S. Treasury Notes, 1.50%, 2/15/30	1,619,063
997,600	U.S. Treasury Notes, 2.88%, 5/31/25	1,118,871

		6,517,602

Total U.S. Treasury Obligations		6,517,602

(Cost $6,288,511)

Corporate Bonds — 20.41%
France — 2.68%
600,000(b)	Electricite de France SA, (12 Year EUR Swap + 3.043%), EMTN, 5.00%, (e),(f),(g)	763,061

Italy — 2.63%
570,000(b)	Intesa Sanpaolo SpA, (5 Year EUR Swap + 7.192%), 7.75%, (e),(f),(g)	748,538

Spain — 6.45%
700,000(b)	Abertis Infraestructuras SA, EMTN, 3.00%, 3/27/31	884,588
600,000(b)	Bankia SA, (5 Year EUR Swap + 5.819%), 6.00%, (e),(f),(g)	706,848
200,000(b)	CaixaBank SA, (5 Year EUR Swap + 6.498%), 6.75%, (e),(f),(g)	243,314

		1,834,750

United States — 8.59%
400,000	Broadcom, Inc., 4.25%, 4/15/26	451,119
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.38%, 5/1/47	1,185,567
384,000	Enable Midstream Partners LP, 4.40%, 3/15/27	369,951
400,000	Vistra Operations Co. LLC, 4.30%, 7/15/29(c)	436,372

		2,443,009

Venezuela — 0.06%
172,500	Petroleos de Venezuela SA, 8.50%, 10/27/20(d)	18,113

Total Corporate Bonds		5,807,471

(Cost $5,656,577)

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

U.S. Government Agency Backed Mortgages — 6.98%
United States — 6.98%
$946,708	Freddie Mac, Pool #RA1353, 3.00%, 9/1/49	$993,152
947,830	Ginnie Mae, Pool #MA6153, 3.00%, 9/20/49	992,381

		1,985,533

Total U.S. Government Agency Backed Mortgages		1,985,533

(Cost $1,929,542)

Shares
Investment Company — 7.06%
2,009,756	U.S. Government Money Market Fund, RBC Institutional Class 1 (h)	2,009,756

Total Investment Company		2,009,756

(Cost $2,009,756)

Total Investments		$26,582,148
(Cost $25,784,352)(i) — 93.43%

Other assets in excess of liabilities — 6.57%		1,868,273

NET ASSETS — 100.00%		$28,450,421

(a)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(b)	Principal amount denoted in Euros.
(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(f)	Perpetual security with no stated maturity date.
(g)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2020.
(h)	Affiliated investment.
(i)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Bond Fund (cont.)

September 30, 2020

Foreign currency exchange contracts as of September 30, 2020:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
JPY	45,000,000	USD	422,951	Citibank N.A.	10/27/20	$3,857
USD	782,922	AUD	1,082,000	Citibank N.A.	10/27/20	7,891
USD	527,188	CAD	700,000	Citibank N.A.	10/27/20	1,440
USD	37,054	CAD	49,000	Citibank N.A.	10/27/20	251
USD	70,329	EUR	59,000	Citibank N.A.	10/27/20	1,115
USD	8,280,673	EUR	6,957,900	Citibank N.A.	10/27/20	118,336
USD	76,912	EUR	65,000	Citibank N.A.	10/27/20	660
USD	1,168,372	GBP	887,000	Citibank N.A.	10/27/20	23,672
USD	4,504,646	JPY	474,405,000	Citibank N.A.	10/27/20	5,090
USD	146,066	NZD	219,000	Citibank N.A.	10/27/20	1,187

						$163,499

EUR	325,000	USD	384,599	Citibank N.A.	10/27/20	$(3,340)

Total						$160,159

Financial futures contracts as of September 30, 2020:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation (Depreciation)	Notional Value		Clearinghouse
10 Year Euro-Bund	1	December 2020	$468	EUR	$204,617	Credit Suisse Securities (USA) LLC
30 Year U.S. Treasury Bond	2	December 2020	(378)	USD	352,563	Credit Suisse Securities (USA) LLC
Five Year U.S. Treasury Note	6	December 2020	905	USD	756,188	Credit Suisse Securities (USA) LLC

Total			$995

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Bond Fund (cont.)

September 30, 2020

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
30 Year Euro-Buxl	1	December 2020	$(2,135)	EUR	$261,083	Credit Suisse Securities (USA) LLC
5 Year Euro-Bobl	8	December 2020	(56)	EUR	1,267,848	Credit Suisse Securities (USA) LLC

Total			$(2,191)

Abbreviations used are defined below:

AUD - Australian Dollar

Bobl - German Bundesobligationen

CAD - Canadian Dollar

EMTN - Euro Medium Term Note

EUR - Euro

GBP - United Kingdom Pound Sterling

JPY - Japanese Yen

NZD - New Zealand Dollar

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets

Foreign Government Bonds	36.07%
Government	22.91%
Financial	12.95%
Utilities	4.21%
Communications	4.17%
Consumer, Non-cyclical	3.11%
Technology	1.59%
Energy	1.36%
Other*	13.63%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to Schedules of Portfolio Investments.

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund

September 30, 2020

Principal Amount		Value

Corporate Bonds — 94.67%
Australia — 1.50%
$ 1,683,000	Perenti Finance Pty Ltd., 6.50%, 10/7/25(a)	$1,691,415
143,548	Quintis Australia Pty Ltd., PIK, 0.00%, 10/1/28(a),(b),(c)	81,966
188,890	Quintis Australia Pty Ltd., PIK, 7.50%, 10/1/26(a),(b),(c)	178,501

		1,951,882

Canada — 5.13%
740,000	1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/30(a)	745,363
1,213,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, 8.75%, 7/15/26(a)	1,255,977
397,000	Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 4.88%, 2/15/30(a)	370,531
601,000	Cascades, Inc./Cascades USA, Inc., 5.13%, 1/15/26(a)	629,668
249,000	Cascades, Inc./Cascades USA, Inc., 5.38%, 1/15/28(a)	262,072
520,000	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(a)	526,476
200,000	Intertape Polymer Group, Inc., 7.00%, 10/15/26(a)	210,150
730,000	New Gold, Inc., 7.50%, 7/15/27(a)	777,450
537,000	Parkland Corp., 5.88%, 7/15/27(a)	563,403
413,000	Telesat Canada / Telesat LLC, 4.88%, 6/1/27(a)	415,189
925,000	Telesat Canada / Telesat LLC, 6.50%, 10/15/27(a)	931,521

		6,687,800

Cayman Islands — 0.67%
1,562,665	Global Aircraft Leasing Co. Ltd., 6.50%, 9/15/24(a)	871,186

France — 1.64%
201,000	Altice France SA/France, 8.13%, 2/1/27(a)	219,032
245,000(d)	Banijay Entertainment SASU, 3.50%, 3/1/25	280,208
1,200,000	Banijay Entertainment SASU, 5.38%, 3/1/25(a)	1,213,500
372,000(d)	Banijay Group SAS, 6.50%, 3/1/26	421,250

		2,133,990

Germany — 0.24%
260,000(d)	Vertical Holdco GmbH, 6.63%, 7/15/28	317,344

Italy — 1.39%
404,000	F-Brasile SpA / F-Brasile US LLC, Series XR, 7.38%, 8/15/26(a)	339,863
300,000	Intesa Sanpaolo SpA, 7.70%, (a),(e),(f)	316,162
500,000	Telecom Italia Capital SA, 6.38%, 11/15/33	587,500
300,000	UniCredit SpA, 5.86%, 6/19/32(a),(e)	318,080
220,000	UniCredit SpA, 7.30%, 4/2/34(a),(e)	254,644

		1,816,249

Luxembourg — 2.22%
423,000	Altice Financing SA, 5.00%, 1/15/28(a)	410,310
105,000(d)	Altice France Holding SA, 4.00%, 2/15/28	111,933
941,000	Altice France Holding SA, 6.00%, 2/15/28(a)	892,186

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

$ 1,062,000	Altice France Holding SA, 10.50%, 5/15/27(a)	$1,178,554
264,000(d)	Summer BC Holdco B SARL, 5.75%, 10/31/26	303,611

		2,896,594

Netherlands — 0.90%
530,000	Trivium Packaging Finance BV, 5.50%, 8/15/26(a)	548,802
600,000	UPC Holding BV, 5.50%, 1/15/28(a)	619,500

		1,168,302

Singapore — 0.36%
687,000	Avation Capital SA, MTN, 6.50%, 5/15/21(a)	468,162

Spain — 1.06%
1,342,000	Cirsa Finance International Sarl, 7.88%, 12/20/23(a)	1,236,038
160,000(d)	Haya Real Estate SA, 5.25%, 11/15/22	147,626

		1,383,664

Switzerland — 0.60%
720,000	Credit Suisse Group AG, 7.25%, (e),(f)	779,325

United Arab Emirates — 0.38%
508,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC, 7.13%, 7/31/26(a)	501,650

United Kingdom — 2.07%
410,000	Barclays Plc, 6.13%, (e),(f)	415,539
680,000(g)	Stonegate Pub Co. Financing 2019 Plc, 8.25%, 7/31/25	804,775
476,000	Virgin Media Finance Plc, 5.00%, 7/15/30(a)	474,451
992,000	Vmed O2 UK Financing I Plc, 4.25%, 1/31/31(a)	1,010,249

		2,705,014

United States — 76.51%
595,000	Adient US LLC, 7.00%, 5/15/26(a)	637,513
486,000	Adient US LLC, 9.00%, 4/15/25(a)	538,234
530,000	Advanced Drainage Systems, Inc., 5.00%, 9/30/27(a)	553,800
1,140,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29(a)	1,105,940
239,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 7.50%, 3/15/26(a)	262,995
365,000	Aramark Services, Inc., 6.38%, 5/1/25(a)	379,667
648,000	Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc., 5.25%, 8/15/27(a)	658,258
768,000	Asbury Automotive Group, Inc., 4.50%, 3/1/28(a)	770,898
153,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30(a)	153,550
524,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 6.38%, 4/1/24(a)	498,081
1,089,000	Banff Merger Sub, Inc., 9.75%, 9/1/26(a)	1,150,595
310,000	Bausch Health Americas, Inc., 8.50%, 1/31/27(a)	340,620

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

$ 443,000	Bausch Health Cos., Inc., 6.25%, 2/15/29(a)	$456,567
1,250,000	Bausch Health Cos., Inc., 7.00%, 3/15/24(a)	1,293,750
640,000	Beacon Roofing Supply, Inc., 4.88%, 11/1/25(a)	624,509
490,000	Boyd Gaming Corp., 8.63%, 6/1/25(a)	537,151
629,000	Cablevision Lightpath LLC, 5.63%, 9/15/28(a)	638,875
516,000	Caesars Entertainment, Inc., 6.25%, 7/1/25(a)	539,185
664,400	Caesars Entertainment, Inc., 8.13%, 7/1/27(a)	703,378
1,000,000	Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(a)	966,314
606,400	Caesars Resort Collection LLC / CRC Finco, Inc., 5.75%, 7/1/25(a)	624,778
653,000	Calpine Corp., 4.63%, 2/1/29(a)	653,012
1,507,000	Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24(a)	1,581,904
650,000	Carpenter Technology Corp., 6.38%, 7/15/28	680,684
1,195,000	Carriage Services, Inc., 6.63%, 6/1/26(a)	1,258,870
1,068,000	Carvana Co., 5.88%, 10/1/28(a)	1,055,370
558,000	Carvana Co., 8.88%, 10/1/23(a)	582,764
619,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(a)	655,296
1,099,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25(a)	1,126,822
774,000	CenturyLink, Inc., 4.00%, 2/15/27(a)	785,588
500,000	Cheniere Energy Partners LP, 5.25%, 10/1/25	511,310
1,017,000	Clarios Global LP / Clarios US Finance Co., 6.25%, 5/15/26(a)	1,062,833
578,000	Clarios Global LP / Clarios US Finance Co., 8.50%, 5/15/27(a)	599,675
1,212,000	Clear Channel Worldwide Holdings, Inc., 5.13%, 8/15/27(a)	1,162,271
747,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26(a)	760,212
1,046,000	CommScope, Inc., 7.13%, 7/1/28(a)	1,074,765
483,000	Consolidated Communications, Inc., 6.50%, 10/1/28(a)	493,167
604,000	Constellium SE, 5.63%, 6/15/28(a)	616,835
940,000	Covanta Holding Corp., 5.00%, 9/1/30	948,560
859,000	CSC Holdings LLC, 4.63%, 12/1/30(a)	864,627
311,000	CSC Holdings LLC, 5.75%, 1/15/30(a)	330,269
452,000	DCP Midstream Operating LP, 5.38%, 7/15/25	466,626
663,000	DCP Midstream Operating LP, 5.63%, 7/15/27	676,295
1,267,000	Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28(a)	1,297,128
618,000	Delta Air Lines, Inc., 7.38%, 1/15/26	647,340
1,096,000	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(a)	1,137,100
774,000	DISH DBS Corp., 7.38%, 7/1/28	795,767
863,000	Encompass Health Corp., 4.50%, 2/1/28	867,784
1,000,000	EQM Midstream Partners LP, 6.00%, 7/1/25(a)	1,031,310
450,000	EQM Midstream Partners LP, 6.50%, 7/1/27(a)	476,789
473,000	Expedia Group, Inc., 7.00%, 5/1/25(a)	509,877
1,472,000	Ford Motor Co., 9.00%, 4/22/25	1,686,862
1,269,000	Ford Motor Credit Co. LLC, 4.13%, 8/17/27	1,233,927
607,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	625,785
911,000	Frontier Communications Corp., 8.00%, 4/1/27(a),(h)	911,003
1,001,000	Frontier Communications Corp., 8.50%, 4/1/26(a),(h)	1,008,723
240,000	Gap, Inc. (The), 8.63%, 5/15/25(a)	263,761

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

$ 738,000	Gap, Inc. (The), 8.88%, 5/15/27(a)	$838,421
843,000	General Motors Financial Co., Inc., Series C, 5.70%, (e),(f)	842,667
638,000	Genworth Mortgage Holdings, Inc., 6.50%, 8/15/25(a)	668,390
1,000,000	G-III Apparel Group Ltd., 7.88%, 8/15/25(a)	1,007,254
447,000	Global Partners LP / GLP Finance Corp., 6.88%, 1/15/29(a)	451,529
455,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/27	465,444
610,000	Gray Television, Inc., 7.00%, 5/15/27(a)	661,265
1,000,000	Griffon Corp., 5.75%, 3/1/28	1,045,281
1,200,000	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)	1,214,866
603,000	HCA, Inc., 5.88%, 5/1/23	656,126
340,000	Herc Holdings, Inc., 5.50%, 7/15/27(a)	351,350
626,000	International Game Technology Plc, 5.25%, 1/15/29(a)	633,572
816,000	IRB Holding Corp., 7.00%, 6/15/25(a)	870,890
853,000	Iron Mountain, Inc., 4.50%, 2/15/31(a)	857,594
474,000	Iron Mountain, Inc., 5.63%, 7/15/32(a)	500,612
649,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 6/1/24(a)	665,429
1,588,000	Laureate Education, Inc., 8.25%, 5/1/25(a)	1,687,632
646,000	LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(a)	674,263
412,000	LifePoint Health, Inc., 4.38%, 2/15/27(a)	412,246
1,130,000	Lithia Motors, Inc., 4.38%, 1/15/31(a)	1,130,000
812,000	Logan Merger Sub, Inc., 5.50%, 9/1/27(a)	821,691
331,000	MasTec, Inc., 4.50%, 8/15/28(a)	334,353
946,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.63%, 6/15/25(a)	965,121
379,000	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(a)	378,252
170,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(a)	173,381
628,000	Nationstar Mortgage Holdings, Inc., 9.13%, 7/15/26(a)	674,667
1,315,000	Neon Holdings, Inc., 10.13%, 4/1/26(a)	1,387,090
637,000	New Fortress Energy, Inc., 6.75%, 9/15/25(a)	665,818
585,000	Nexstar Broadcasting, Inc., 4.75%, 11/1/28(a)	593,871
582,000	Nexstar Broadcasting, Inc., 5.63%, 7/15/27(a)	610,740
340,000	NMI Holdings, Inc., 7.38%, 6/1/25(a)	363,302
750,000	Novelis Corp., 5.88%, 9/30/26(a)	769,569
560,000	NuStar Logistics LP, 5.75%, 10/1/25	578,111
630,000	NuStar Logistics LP, 6.38%, 10/1/30	653,954
236,000	OneMain Finance Corp., 5.38%, 11/15/29	245,641
1,297,000	Pike Corp., 5.50%, 9/1/28(a)	1,301,728
1,094,080	PowerTeam Services LLC, 9.03%, 12/4/25(a)	1,156,240
572,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 3.38%, 8/31/27(a)	551,216
1,052,000	Radiate Holdco LLC / Radiate Finance, Inc., 6.50%, 9/15/28(a)	1,080,126
578,000	Realogy Group LLC / Realogy Co-Issuer Corp., 7.63%, 6/15/25(a)	604,319
1,188,000	Realogy Group LLC / Realogy Co-Issuer Corp., 9.38%, 4/1/27(a)	1,231,043
1,620,000	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/1/26(a)	1,724,301
1,294,000	Resolute Forest Products, Inc., 5.88%, 5/15/23	1,268,013

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

$ 1,080,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 4.00%, 10/15/27(a)	$1,087,728
855,000	Rockies Express Pipeline LLC, 3.60%, 5/15/25(a)	837,683
678,000	Scientific Games International, Inc., 7.00%, 5/15/28(a)	680,074
837,000	Scientific Games International, Inc., 8.25%, 3/15/26(a)	872,974
1,222,000	Sinclair Television Group, Inc., 5.63%, 8/1/24(a)	1,215,651
567,000	Sinclair Television Group, Inc., 5.88%, 3/15/26(a)	559,083
1,456,000	Southwestern Energy Co., 8.38%, 9/15/28	1,428,170
382,000	Sprint Communications, Inc., 11.50%, 11/15/21	419,871
1,240,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.88%, 2/1/31(a)	1,202,182
1,333,000	TEGNA, Inc., 5.00%, 9/15/29(a)	1,314,924
1,017,000	Tenet Healthcare Corp., 4.63%, 6/15/28(a)	1,026,225
816,000	Tenet Healthcare Corp., 6.13%, 10/1/28(a)	793,554
1,832,000	Terrier Media Buyer, Inc., 8.88%, 12/15/27(a)	1,846,140
655,000	TransDigm, Inc., 5.50%, 11/15/27	629,275
290,000	TransDigm, Inc., 6.25%, 3/15/26(a)	302,823
263,000	TransDigm, Inc., 8.00%, 12/15/25(a)	285,953
1,441,000	TreeHouse Foods, Inc., 4.00%, 9/1/28	1,456,927
612,000	TripAdvisor, Inc., 7.00%, 7/15/25(a)	638,965
1,587,000	Univision Communications, Inc., 6.63%, 6/1/27(a)	1,556,773
952,000	Verscend Escrow Corp., 9.75%, 8/15/26(a)	1,035,330
873,000	Voyager Aviation Holdings LLC / Voyager Finance Co., 8.50%, 8/15/21(a)	434,743
414,000	Western Midstream Operating LP, 5.30%, 3/1/48	335,833
846,000	Windstream Escrow LLC / Windstream Escrow Finance Corp., 7.75%, 8/15/28(a)	831,412
1,358,000	Yum! Brands, Inc., 3.63%, 3/15/31	1,357,637

		99,792,877

Total Corporate Bonds		123,474,039

(Cost $121,694,590)

Shares
Common Stocks — 0.06%
Australia — 0.04%
70,137	Quintis Ltd.(b),(c)	49,797

United States — 0.02%
12,785	Bacchus LLC Units(b),(c)	32
12,785	Valencia Bidco LLC(b),(c)	30,045

		30,077

Total Common Stocks		79,874

(Cost $20,834)

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2020

Principal Amount		Value

Bank Loans — 0.01%
United States — 0.01%
$15,981	Vertellus Holdings LLC, 2nd Lien Term Loan, (LIBOR 1-Month + 12.000%), 12.00%, 10/29/21(b),(c),(i)	$15,981

Total Bank Loans		15,981

(Cost $15,981)

Shares
Rights/Warrants — 0.00%
Mexico — 0.00%
3,026	Urbi Desarrollos Urbanos SAB de CV Warrants, Expire 12/31/49*	27

Total Rights/Warrants		27

(Cost $0)

Investment Company — 7.41%
9,666,601	U.S. Government Money Market Fund, RBC Institutional Class 1 (j)	9,666,601

Total Investment Company		9,666,601

(Cost $9,666,601)

Total Investments		$133,236,522
(Cost $131,398,006)(k) — 102.15%

Liabilities in excess of other assets — (2.15)%		(2,804,888)

NET ASSETS — 100.00%		$130,431,634

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Principal amount denoted in Euros.

(e)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(f)	Perpetual security with no stated maturity date.

(g)	Principal amount denoted in British Pounds.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2020.

(j)	Affiliated investment.

(k)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2020

Foreign currency exchange contracts as of September 30, 2020:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation
USD	1,069,609	EUR	903,283	Citibank N.A.	10/27/20	$ 9,965
USD	1,063,384	EUR	897,717	Citibank N.A.	10/27/20	10,268
USD	986,982	GBP	750,000	Citibank N.A.	10/27/20	19,085

Total						$39,318

Financial futures contracts as of September 30, 2020:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
5 Year Euro-Bobl	3	December 2020	$(246)	EUR	$475,443	Citigroup Global Markets Inc.
Total			$(246)

Abbreviations used are defined below:

Bobl - German Bundesobligationen

EUR - Euro

GBP - United Kingdom Pound Sterling

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

USD - United States Dollar

42

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2020

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets

Consumer, Cyclical	24.05%
Communications	20.51%
Consumer, Non-cyclical	13.69%
Financial	9.75%
Industrial	8.47%
Energy	7.94%
Basic Materials	7.32%
Technology	1.51%
Utilities	1.50%
Other*	5.26%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, warrants, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to the Financial Statements.

43

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2020

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay Global Bond Fund	RBC BlueBay High Yield Bond Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $21,139,571, $23,774,596 and $121,731,405, respectively)	$20,628,873	$24,572,392	$123,569,921
Affiliated investments (cost $573,140, $2,009,756 and $9,666,601, respectively)	573,140	2,009,756	9,666,601
Cash	277,449	83,729	57,098
Cash at broker for financial future contracts	15,942	38,659	89,870
Segregated cash for swap contracts	94,027	—	2
Cash at broker for forward foreign currency exchange contracts	40,000	539,985	270,049
Cash at broker for purchased options contracts	18,526	—	—
Foreign currency, at value (cost $184,753, $889,349 and $679,678, respectively)	184,828	890,360	677,628
Interest and dividend receivable	277,080	205,045	1,752,479
Receivable from advisor	16,297	14,096	882
Receivable for capital shares issued	—	—	267,746
Receivable for investments sold	1,050	—	1,437,047
Credit default swaps at value (premiums paid $216,435, $0 and $0, respectively)	214,755	—	—
Unrealized appreciation on futures contracts	—	1,373	—
Unrealized appreciation on interest rate swaps contracts	6,398	—	—
Unrealized appreciation on forward foreign currency exchange contracts	35,521	163,499	39,318
Prepaid expenses and other assets	18,536	36,430	21,209

Total Assets	22,402,422	28,555,324	137,849,850

Liabilities:
Cash due to broker for swap contracts	40,000	—	—
Foreign withholding tax payable	4,050	4,050	4,050
Payable for capital shares redeemed	—	—	105
Payable for investments purchased	588,628	—	7,329,166
Credit default swaps at value (premiums received $252,181, $0 and $0, respectively)	248,870	—	—
Written Options at value (premiums received $(2,138), $0 and $0, respectively)	1,371	—	—
Unrealized depreciation on forward foreign currency exchange contracts	30,204	3,340	—
Unrealized depreciation on interest rate swaps contracts	46,257	—	—
Unrealized depreciation on futures contracts	1,007	2,569	246
Accrued expenses and other payables:
Accounting fees	7,111	7,164	7,975
Audit fees	37,546	41,947	40,357
Trustees’ fees	47	154	89
Distribution fees	—	17	378
Custodian fees	5,017	2,450	4,754

44

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2020

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay Global Bond Fund	RBC BlueBay High Yield Bond Fund
Shareholder reports	$9,594	$10,548		$13,804
Transfer agent fees	1,924	5,272		8,590
Other	5,848	27,392		8,702

Total Liabilities	1,027,474	104,903		7,418,216

Net Assets	$21,374,948	$28,450,421		$130,431,634

Net Assets Consists of:
Capital	$26,977,702	$28,017,032		$125,794,849
Accumulated earnings	(5,602,754)	433,389		4,636,785

Net Assets	$21,374,948	$28,450,421		$130,431,634

Net Assets
Class A	7,077	10,140		1,585,833
Class I	21,355,529	28,428,498		128,845,801
Class R6	12,342	11,783		N/A

Total	$21,374,948	$28,450,421		$130,431,634

Shares Outstanding (Unlimited number of shares authorized, no par value):

Class A	724	1,036		150,134

Class I	2,157,203	2,905,441		12,112,181

Class R6	1,241	1,204		N/A

Total	2,159,168	2,907,681		12,262,315

Net Asset Values and Redemption Prices Per Share:
Class A	$9.78	$9.79		$10.56

Class I	$9.90	$9.78		$10.64

Class R6	$9.94	$9.79	$	N/A

Maximum Offering Price Per Share:
Class A	$10.21	$10.22		$11.03

Maximum Sales Charge - Class A	4.25%	4.25%		4.25%

See Notes to the Financial Statements.

45

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2020

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay Global Bond Fund	RBC BlueBay High Yield Bond Fund
Investment Income:
Interest income	$1,190,952	$536,411	$4,302,308
Dividend income - affiliated	4,530	9,419	27,087
Foreign tax withholding	—	2	—

Total Investment Income	1,195,482	545,832	4,329,395
Expenses:
Investment advisory fees	150,654	128,701	499,488
Distribution fees–Class A	35	17	2,329
Accounting fees	47,647	48,057	63,680
Audit fees	46,214	56,496	49,587
Custodian fees	86,590	75,489	82,888
Insurance fees	3,628	3,615	3,628
Legal fees	1,375	68,400	700
Registrations and filing fees	61,898	55,905	53,434
Shareholder reports	28,805	42,986	50,285
Transfer agent fees–Class A	3,621	5,867	5,652
Transfer agent fees–Class I	9,358	3,735	53,690
Transfer agent fees–Class R6	3,550	3,547	—
Trustees’ fees and expenses	1,151	1,766	3,490
Tax expense	3,963	3,964	3,817
Other fees	5,738	9,806	5,575

Total expenses before fee waiver/reimbursement	454,227	508,351	878,243
Expenses waived/reimbursed by:
Advisor	(277,210)	(359,619)	(426,774)

Net expenses	177,017	148,732	451,469

Net Investment Income	1,018,465	397,100	3,877,926

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	357,902	229,781	2,119,323
Foreign currency transactions	(291)	32,517	(33,005)
Foreign currency exchange contracts	(139,518)	(765,837)	(96,454)
Written options	8,530	—	—
Futures contracts	(68,328)	6,106	(6,657)
Swap agreements	(77,215)	—	184,253

Net realized gains/(losses)	81,080	(497,433)	2,167,460
Net change in unrealized appreciation/(depreciation) on:
Investments	(782,820)	700,980	194,996
Foreign currency	2,782	(59,968)	11,061
Foreign currency exchange contracts	27,363	186,130	20,932
Written Options	767	—	—

46

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2020

	RBC BlueBay Emerging Market Debt Fund	RBC BlueBay Global Bond Fund	RBC BlueBay High Yield Bond Fund
Futures contracts	$(7,964)	$(1,196)	$(8,199)
Swap agreements	(33,682)	—	(51,253)

Net unrealized gains/(losses)	(793,554)	825,946	167,537

Change in net assets resulting from operations	$305,991	$725,613	$6,212,923

See Notes to the Financial Statements.

47

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Emerging Market Debt Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities
Operations:
Net investment income	$1,018,465	$1,226,815
Net realized gains from investments, foreign currency, written options, futures contracts and swap contracts transactions	81,080	617,685
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, written options, futures contracts and swap contracts	(793,554)	504,322

Change in net assets resulting from operations	305,991	2,348,822

Distributions to Shareholders:
Class A	(957)	(1,059)
Class I	(1,004,880)	(1,230,093)
Class R6	(577)	(626)

Change in net assets resulting from shareholder distributions	(1,006,414)	(1,231,778)

Capital Transactions:
Proceeds from shares issued	77,902	588,298
Distributions reinvested	994,853	1,218,446
Cost of shares redeemed	(560,168)	(5,342,801)

Change in net assets resulting from capital transactions	512,587	(3,536,057)

Net decrease in net assets	(187,836)	(2,419,013)
Net Assets:
Beginning of year	21,562,784	23,981,797

End of year	$21,374,948	$21,562,784

Share Transactions:
Issued	7,672	61,712
Reinvested	99,755	127,066
Redeemed	(55,622)	(551,225)

Change in shares resulting from capital transactions	51,805	(362,447)

See Notes to the Financial Statements.

48

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Global Bond Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities
Operations:
Net investment income	$397,100	$2,503,336
Net realized gains/(losses) from investments, foreign currency, written options, futures contracts and swap contracts transactions	(497,433)	1,086,527
Net change in unrealized appreciation on investments, foreign currency, written options, futures contracts and swap contracts	825,946	2,728,915

Change in net assets resulting from operations	725,613	6,318,778

Distributions to Shareholders:
Class A	(79)	—
Class I	(1,555,761)	(3,784,196)
Class R6	(646)	(557)

Change in net assets resulting from shareholder distributions	(1,556,486)	(3,784,753)

Capital Transactions:
Proceeds from shares issued	14,331	865,691
Distributions reinvested	1,556,486	3,777,753
Cost of shares redeemed	(25,004,158)	(26,754,094)

Change in net assets resulting from capital transactions	(23,433,341)	(22,110,650)

Net decrease in net assets	(24,264,214)	(19,576,625)
Net Assets:
Beginning of year	52,714,635	72,291,260

End of year	$28,450,421	$52,714,635

Share Transactions:
Issued	1,087	89,971
Reinvested	160,452	407,479
Redeemed	(2,473,233)	(2,657,532)

Change in shares resulting from capital transactions	(2,311,694)	(2,160,082)

See Notes to the Financial Statements.

49

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay High Yield Bond Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities
Operations:
Net investment income	$3,877,926	$2,448,583
Net realized gains/(losses) from investments, foreign currency, written options, futures contracts and swap contracts transactions	2,167,460	(366,258)
Net change in unrealized appreciation on investments, foreign currency, futures contracts and swap contracts	167,537	1,662,171

Change in net assets resulting from operations	6,212,923	3,744,496

Distributions to Shareholders:
Class A	(38,616)	(52,866)
Class I	(3,262,142)	(3,116,173)

Change in net assets resulting from shareholder distributions	(3,300,758)	(3,169,039)

Capital Transactions:
Proceeds from shares issued	98,962,182	10,594,009
Distributions reinvested	3,069,931	3,145,760
Cost of shares redeemed	(24,369,669)	(3,483,315)

Change in net assets resulting from capital transactions	77,662,444	10,256,454

Net increase in net assets	80,574,609	10,831,911
Net Assets:
Beginning of year	49,857,025	39,025,114

End of year	$130,431,634	$49,857,025

Share Transactions:
Issued	9,591,788	1,043,914
Reinvested	294,317	314,164
Redeemed	(2,361,768)	(347,139)

Change in shares resulting from capital transactions	7,524,337	1,010,939

See Notes to the Financial Statements.

50

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/20	$10.14	0.48	(0.38)	0.10	(0.46)	(0.46)	$9.78
Year Ended 9/30/19	9.63	0.52	0.51	1.03	(0.52)	(0.52)	10.14
Year Ended 9/30/18	10.36	0.50	(0.85)	(0.35)	(0.38)	(0.38)	9.63
Year Ended 9/30/17	9.78	0.50	0.08	0.58	—	—	10.36
Year Ended 9/30/16	8.64	0.45	0.69	1.14	—	—	9.78
Class I
Year Ended 9/30/20	$10.23	0.47	(0.33)	0.14	(0.47)	(0.47)	$9.90
Year Ended 9/30/19	9.71	0.55	0.52	1.07	(0.55)	(0.55)	10.23
Year Ended 9/30/18	10.41	0.51	(0.84)	(0.33)	(0.37)	(0.37)	9.71
Year Ended 9/30/17	9.81	0.54	0.06	0.60	—	—	10.41
Year Ended 9/30/16	8.64	0.50	0.67	1.17	—	—	9.81
Class R6
Year Ended 9/30/20	$10.27	0.48	(0.33)	0.15	(0.48)	(0.48)	$9.94
Year Ended 9/30/19	9.74	0.56	0.52	1.08	(0.55)	(0.55)	10.27
Year Ended 9/30/18	10.42	0.53	(0.86)	(0.33)	(0.35)	(0.35)	9.74
Period Ended 9/30/17(b)	9.25	0.45	0.72	1.17	—	—	10.42

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

51

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/20	1.06%	$7	1.11%	4.95%	28.23%	249%
Year Ended 9/30/19	11.17%	21	1.12%	5.38%	20.37%	236%
Year Ended 9/30/18	(3.38)%	19	1.13%	5.05%	11.41%	364%
Year Ended 9/30/17	5.94%	63	1.15%	5.17%	7.94%	251%
Year Ended 9/30/16	13.08%	112	1.15%	4.96%	4.54%	279%
Class I
Year Ended 9/30/20	1.44%	$21,356	0.85%	4.87%	2.14%	249%
Year Ended 9/30/19	11.48%	21,529	0.87%	5.62%	2.13%	236%
Year Ended 9/30/18	(3.26)%	23,952	0.88%	5.21%	2.18%	364%
Year Ended 9/30/17	6.23%	18,484	0.90%	5.54%	2.24%	251%
Year Ended 9/30/16	13.43%	19,067	0.90%	5.44%	1.79%	279%
Class R6
Year Ended 9/30/20	1.40%	$12	0.79%	4.91%	31.83%	249%
Year Ended 9/30/19	11.57%	12	0.82%	5.67%	33.09%	236%
Year Ended 9/30/18	(3.18)%	11	0.84%	5.32%	34.20%	364%
Period Ended 9/30/17(c)	12.65%(d)	11	0.85%(e)	5.93%(e)	53.42%(e)	251%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

(d)	Not annualized.

(e)	Annualized.

See Notes to the Financial Statements.

52

FINANCIAL HIGHLIGHTS

RBC BlueBay Global Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Year
Class A
Period Ended 9/30/20(b)	$9.73	0.06	0.08	—	0.14	(0.08)	—	—	(0.08)	$9.79
Class I
Year Ended 9/30/20	$10.10	0.14	0.10	—	0.24	(0.35)	(0.21)	—	(0.56)	$9.78
Year Ended 9/30/19	9.80	0.33	0.47	—	0.80	(0.43)	(0.07)	—	(0.50)	10.10
Year Ended 9/30/18	10.21	0.39	(0.47)	—	(0.08)	(0.33)	—	—	(0.33)	9.80
Year Ended 9/30/17	10.03	0.36	0.05	—	0.41	(0.23)	—	—	(0.23)	10.21
Year Ended 9/30/16	9.57	0.40	0.31	—	0.71	(0.14)	(0.11)	—	(0.25)	10.03
Class R6
Year Ended 9/30/20	$10.10	0.14	0.11	—	0.25	(0.35)	(0.21)	—	(0.56)	$9.79
Year Ended 9/30/19	9.80	0.36	0.44	—	0.80	(0.43)	(0.07)	—	(0.50)	10.10
Year Ended 9/30/18	10.21	0.40	(0.48)	—	(0.08)	(0.33)	—	—	(0.33)	9.80
Period Ended 9/30/17(c)	9.59	0.26	0.36	—	0.62	—	—	—	—	10.21

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from January 28, 2020 (commencement of operations) to September 30, 2020.

(c)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

53

FINANCIAL HIGHLIGHTS

RBC BlueBay Global Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Period Ended 9/30/20(b)	1.41%(c)	$10	0.76%(d)	0.98%(d)	89.50%(d)	94%
Class I
Year Ended 9/30/20	2.49%	$28,428	0.52%	1.39%	1.74%	94%
Year Ended 9/30/19	8.77%	52,703	0.69%	3.40%	1.10%	232%
Year Ended 9/30/18	(0.87)%	72,281	0.69%	3.92%	1.03%	243%
Year Ended 9/30/17	4.28%	72,696	1.00%	3.64%	1.32%	215%
Year Ended 9/30/16	7.56%	68,470	1.00%	4.11%	1.29%	246%
Class R6
Year Ended 9/30/20	2.61%	$12	0.47%	1.44%	32.48%	94%
Year Ended 9/30/19	8.80%	11	0.64%	3.78%	33.79%	232%
Year Ended 9/30/18	(0.83)%	11	0.63%	3.95%	33.95%	243%
Period Ended 9/30/17(e)	6.47%(c)	11	0.95%(d)	3.42%(d)	54.27%(d)	215%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from January 28, 2020 (commencement of operations) to September 30, 2020.

(c)	Not annualized.

(d)	Annualized.

(e)	For the period from December 27, 2016 (commencement of operations) to September 30, 2017.

See Notes to the Financial Statements.

54

FINANCIAL HIGHLIGHTS

RBC BlueBay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/20	$10.46	0.48	0.09	—	0.57	(0.47)	—	(0.47)	$10.56
Year Ended 9/30/19	10.42	0.54	0.26	—	0.80	(0.76)	—	(0.76)	10.46
Year Ended 9/30/18	10.42	0.47	(0.10)	0.01	0.38	(0.38)	—	(0.38)	10.42
Year Ended 9/30/17	9.98	0.47	0.26	—	0.73	(0.29)	—	(0.29)	10.42
Year Ended 9/30/16	9.82	0.48	0.16	—	0.64	(0.41)	(0.07)	(0.48)	9.98
Class I
Year Ended 9/30/20	$10.52	0.51	0.10	—	0.61	(0.49)	—	(0.49)	$10.64
Year Ended 9/30/19	10.47	0.58	0.25	—	0.83	(0.78)	—	(0.78)	10.52
Year Ended 9/30/18	10.46	0.47	(0.07)	—	0.40	(0.39)	—	(0.39)	10.47
Year Ended 9/30/17	9.98	0.49	0.28	—	0.77	(0.29)	—	(0.29)	10.46
Year Ended 9/30/16	9.82	0.50	0.17	—	0.67	(0.44)	(0.07)	(0.51)	9.98

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

55

FINANCIAL HIGHLIGHTS

RBC BlueBay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/20	5.64%	$1,586	0.82%	4.64%	1.92%	187%
Year Ended 9/30/19	8.41%	460	0.82%	5.35%	2.50%	143%
Year Ended 9/30/18	3.71%	556	0.82%(b)	4.56%	2.82%	158%
Year Ended 9/30/17	7.37%	33	0.70%	4.59%	4.44%	101%
Year Ended 9/30/16	6.86%	831	0.70%	4.86%	2.25%	84%
Class I
Year Ended 9/30/20	6.03%	$128,846	0.57%	4.92%	1.10%	187%
Year Ended 9/30/19	8.58%	49,397	0.57%	5.66%	1.39%	143%
Year Ended 9/30/18	3.95%	38,469	0.56%(b)	4.56%	1.49%	158%
Year Ended 9/30/17	7.89%	37,349	0.45%	4.83%	1.44%	101%
Year Ended 9/30/16	7.14%	31,824	0.45%	5.13%	1.50%	84%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning November 1, 2017, the net operating expenses were contractually limited to 0.82% and 0.57% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2018.

See Notes to the Financial Statements.

56

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”).This report includes the following three investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC BlueBay Emerging Market Debt Fund (“Emerging Market Debt Fund”)

- RBC BlueBay Global Bond Fund (“Global Bond Fund”) (formerly known as RBC BlueBay Diversified Credit Fund)

- RBC BlueBay High Yield Bond Fund (“High Yield Bond Fund”)

Class A and Class I shares are offered by each Fund; Class R6 shares are offered by each Fund except High Yield Bond Fund. Class A shares are offered with a 4.25% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and BlueBay Asset Management LLP (“BlueBay” or “Sub-Advisor”) acts as a sub-advisor for each of the Funds. BlueBay Asset Management USA LLC (“BlueBay US”) also acts as a sub-advisor for the High Yield Bond Fund and the Global Bond Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

57

NOTES TO FINANCIAL STATEMENTS

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Bank loans are valued based on evaluated prices received from third-party pricing services or fair valued using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be as Level 3.

Exchange-traded options, futures and options on futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded. In the absence of any transactions on that day, the closing bid price shall be used for purchased options, futures and options on futures, and the closing ask price shall be used for written options. Such instruments are categorized as Level 1 of the fair value hierarchy. Options contracts traded in the over-the-counter (“OTC”) market shall be valued at the evaluated price provided by an independent pricing service or broker-dealer using a mathematical model which incorporates a number of market data factors, such as trades and prices of the underlying instruments. These contracts are categorized as Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts are marked to market daily based upon foreign currency exchange rates provided by an independent pricing service as of the close of the NYSE, generally 4:00 p.m. EST, and are generally classified as Level 2 within the fair value hierarchy.

Swaps, including credit-default swaps, interest rate swaps and total return swaps, are generally valued by an independent pricing service using a discounted cash flow methodology. This technique is used to value both the fixed and variable components of the swap contracts and takes into account market data and inputs sourced from various institutions and market-makers and includes daily intra-day and closing spreads, credit index quotes, yield curves, and recovery rate assumptions. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in the Fund’s net assets. These swap contracts are categorized as Level 2 in the fair valuation hierarchy.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, Co-Administrator and Sub-Advisor, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

58

NOTES TO FINANCIAL STATEMENTS

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

59

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Market Debt Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$7,244,291	$—	$7,244,291
Foreign Government Bonds	—	13,376,386	—	13,376,386
Put Options Purchased	3,356	4,840	—	8,196
Investment Company	573,140	—	—	573,140
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	35,521	—	35,521
Credit default swaps	—	214,755	—	214,755
Interest rate swaps -
Appreciation	—	6,398	—	6,398

Total Assets	$576,496	$20,882,191	$—	$21,458,687

Liabilities:
Other Financial Instruments*
Financial futures contracts	$ (1,007)	$—	$—	$ (1,007)
Option Written - Put	(306)	(1,065)	—	(1,371)
Foreign currency exchange contracts - forward contracts	—	(30,204)	—	(30,204)
Interest Rate Swaps	—	(46,257)	—	(46,257)
Credit default swaps	—	(248,870)	—	(248,870)
Total Liabilities	$(1,313)	$(326,396)	$—	$(327,709)

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NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Bond Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$5,807,471	$—	$5,807,471
U.S. Treasury Obligations	—	6,517,602	—	6,517,602
Foreign Government Bonds	—	10,261,786	—	10,261,786
U.S. Government Agency Backed Mortgages	—	1,985,533	—	1,985,533
Investment Company	2,009,756	—	—	2,009,756
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	163,499	—	163,499
Financial futures contracts	1,373	—	—	1,373

Total Assets	$2,011,129	$24,735,891	$—	$26,747,020

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(2,569)	$—	$—	$(2,569)
Foreign currency exchange contracts - forward contracts	—	(3,340)	—	(3,340)
Total Liabilities	$(2,569)	$(3,340)	$—	$(5,909)

61

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
High Yield Bond Fund
Assets:
Investments in Securities
Bank Loans	$—	$—	$15,981	$15,981
Corporate Bonds
Australia	—	1,691,415	260,467	1,951,882
Canada	—	6,687,800	—	6,687,800
Cayman Islands	—	871,186	—	871,186
France	—	2,133,990	—	2,133,990
Germany	—	317,344	—	317,344
Italy	—	1,816,249	—	1,816,249
Luxembourg	—	2,896,594	—	2,896,594
Netherlands	—	1,168,302	—	1,168,302
Singapore	—	468,162	—	468,162
Spain	—	1,383,664	—	1,383,664
Switzerland	—	779,325	—	779,325
United Arab Emirates	—	501,650	—	501,650
United Kingdom	—	2,705,014	—	2,705,014
United States	—	99,792,877	—	99,792,877
Rights/Warrants	—	27	—	27
Common Stocks	—	—	79,874	79,874
Investment Company	9,666,601	—	—	9,666,601
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	39,318	—	39,318

Total Assets	$9,666,601	$123,252,917	$356,322	$133,275,840

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(246)	$—	$—	$(246)

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts, swaps and foreign currency contracts which are valued at fair value.

During the year ended September 30, 2020, the Funds recognized no transfers to/from Level 1 or Level 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

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NOTES TO FINANCIAL STATEMENTS

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Global Bond Fund
		Common Stocks– (United States)	Corporate Bonds– (Australia)
Balance as of 9/30/19(value)		$ 82,208	$202,686
Purchases		—	4,555
Sales (Paydowns)		(39,589)	(139,890)
Change in unrealized appreciation (depreciation)		(42,619)	(67,351)
Balance as of 9/30/20(value)		$ —	$ —

	High Yield Bond Fund
	Bank Loans– (United States)	Common Stocks	Corporate Bonds– (Australia)
Balance as of 9/30/19(value)	$15,981	$151,154	$320,028
Purchases	—	—	14,457
Sales (Paydowns)	—	(24,005)	(42,357)
Change in unrealized appreciation (depreciation)	—	(47,275)	(31,661)
Balance as of 9/30/20(value)	$15,981	$ 79,874	$260,467

The Funds’ assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile and potential defaults that may not be generally observable for the security. The Bank Loans and Common Stock in High Yield Bond Fund were fair valued using a discounted cash flow model based on unobservable inputs that include estimated cash flows, implied credit spread and discount rate (weighted average cost of capital). The Corporate Bonds in High Yield Bond Fund were fair valued using discount cash flows. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements
	Fund	Fair Value at September 30, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Corporate Bonds (Australia)	High Yield Bond Fund	$260,467	Discounted Cash Flow	Discount Rate of Cash Flows	8.0% — 10.0% (8.9%)
				Liquidity Discount	5.0% — 7.5% (6.1%)
Common Stocks	High Yield Bond Fund	$ 79,874	Discounted Cash Flow	Discount Rate of Cash Flows	15.0% — 19.0% (16.4%)
				Liquidity Discount	10.0%

Foreign Currency Transactions:

The values of foreign securities, foreign currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from movements in currency exchange rates are recorded as unrealized foreign currency gains or losses. The

63

NOTES TO FINANCIAL STATEMENTS

effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities on the Statements of Operations. Such fluctuations are included with the net change in unrealized appreciation/depreciation on investment transactions. However, for tax purposes, the effects of fluctuations in foreign currency exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations are segregated pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Bank Loans:

A Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in a Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. A Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Sub-Advisor to be creditworthy. When purchasing loan participations, a Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, a Fund assumes the credit risk associated with the corporate borrower only.

Such loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

As of September 30, 2020, the Funds did not have any unfunded floating rate loan interests.

Payment-in-Kind Securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those

64

NOTES TO FINANCIAL STATEMENTS

additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended September 30, 2020, the total in-kind payments received by the Global High Yield Bond Fund and Global Bond Fund with respect to PIKs constituted less than 5% of the Fund’s total income and, therefore, such payments were not disclosed as a separate line item on the Statement of Operations.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. A Fund may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Fund. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

In addition to the risks associated with derivatives in general, the Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under swap agreements.

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures, Euro Dollar futures and Euro-Bund futures during the year ended September 30, 2020.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2020.

65

NOTES TO FINANCIAL STATEMENTS

Options:

The Funds may write (or sell) put and call options on the securities that the Funds are authorized to buy or already hold in their portfolio. The Funds may also purchase put and call options.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed (exchange-traded) and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized gain of the contract (as writer).

Forward Foreign Currency Exchange Contracts:

The Funds enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date.

The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

Details of Forward contracts at period end are included in the Schedules of Portfolio Investments under the caption “Foreign currency exchange contracts.”

Swap Agreements:

The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into interest rate, credit default and other swap agreements as of September 30, 2020.

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NOTES TO FINANCIAL STATEMENTS

Interest rate swap agreements generally involve the agreement by a Fund to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

The Funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a writedown, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Interim payments and payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statement of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/ (depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedules of Portfolio Investments under the captions “Interest rate swaps” and “Credit default swaps”.

67

NOTES TO FINANCIAL STATEMENTS

Fair Values of Derivative Financial Instrument as of September 30, 2020
Statement of Assets and Liabilities Location
Asset Derivatives
	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Credit Risk:
Credit default swaps, at value	$214,755	$—	$—
Equity Risk:
Investments, at value (put options purchased)	8,196	—	—
Interest Rate Risk:
Unrealized appreciation on interest rate swaps contracts	6,398	—	—
Unrealized appreciation on futures contracts	—	1,373	—
Foreign currency exchange risk:
Unrealized appreciation on forward foreign currency exchange contracts	35,521	163,499	39,318

Total	$264,870	$164,872	$39,318

Liability Derivatives
	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Credit Risk:
Credit default swaps, at value	$248,870	$—	$—
Equity Risk:
Written options, at value	1,371	—	—
Interest Rate Risk:
Unrealized depreciation on interest rate swaps	46,257	—	—
Unrealized depreciation on futures contracts	1,007	2,569	246
Foreign currency exchange risk:
Unrealized depreciation on forward foreign currency exchange contracts	30,204	3,340	—

Total	$327,709	$5,909	$246

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2020 is as follows:

Derivative Instruments Categorized by Risk Exposure	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Net realized Gain/(Loss) From:
Credit Risk:
Credit default swaps	$(54,812)	$—	$184,253
Equity Risk:
Written Options	8,530	—	—
Interest Rate Risk:
Interest rate swaps	(22,403)	—	—
Financial futures contracts	(68,328)	6,106	(6,657)
Foreign currency exchange risk:
Forward foreign currency exchange contracts	(139,518)	(765,837)	(96,454)

Total	$(276,531)	$(759,731)	$81,142

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NOTES TO FINANCIAL STATEMENTS

Derivative Instruments Categorized by Risk Exposure	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Credit Risk:
Credit default swaps	$ 6,177	$ —	$(51,253)
Equity Risk:
Written options	767	—	—
Interest Rate Risk:
Interest rate swaps	(39,859)	—	—
Financial futures contracts	(7,964)	(1,196)	(8,199)
Foreign currency exchange risk:
Forward foreign currency exchange contracts	27,363	186,130	20,932
Total	$(13,516)	$184,934	$(38,520)

For the year ended September 30, 2020, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Futures long position (contracts)	—	7	14
Futures short position (contracts)	3	6	7
Forward foreign currency exchange contracts purchased (U.S. dollar amounts)	$ 3,496,413	$15,456,305	$2,509,914
Forward foreign currency exchange contracts sold (U.S. dollar amounts)	1,899,523	1,055,746	169,358
Purchased options (Cost $)	5,223	—	—
Written Options (Premium received $)	1,521	—	—
Interest rate swaps (Notional Amount in U.S. Dollars)	271,061,250	—	—
Credit default swaps (Notional Amount in U.S. Dollars)	4,273,000	—	1,562,500

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

For foreign currency exchange contracts, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. For OTC purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

With exchange-traded purchased options and futures and centrally cleared swaps, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The

69

NOTES TO FINANCIAL STATEMENTS

clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash due to broker for options contracts, cash at broker for financial futures contracts and segregated cash and foreign currency for options contracts and swap contracts and cash received as payable to broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

70

NOTES TO FINANCIAL STATEMENTS

Emerging Market Debt Fund

	Citibank N.A.	Deutsche Bank AG	HSBC Bank Plc	Credit Suisse Securities (USA) LLC	Citigroup Global Markets	Barclays Bank Plc	Merrill Lynch	Morgan Stanley	Total
Assets:
Forward
Currency
Exchange
Contracts	$33,134	$1,612	$775	$—	$—	$—	$—	$—	$35,521
Put Options Purchased	—	—	—	3,356	4,840	—	—	—	8,196
Swaps	—	—	5,912	—	214,266	975	—	—	221,153

Total Assets	33,134	1,612	6,687	3,356	219,106	975	—	—	264,870

Liabilities:
Forward
Currency
Exchange
Contracts	25,185	—	5,019	—	—	—	—	—	30,204
Put Options Written	—	—	—	306	1,065	—	—	—	1,371
Swaps	—	—	—	—	46,257	80,211	142,645	26,014	295,127

Total Liabilities	25,185	—	5,019	306	47,322	80,211	142,645	26,014	326,702

Total Financial and Derivative Net Assets[1]	7,949	1,612	1,668	3,050	171,784	(79,236)	(142,645)	(26,014)	(61,832)

Net Amount[2]	$7,949	$1,612	$1,668	$3,050	$171,784	$(79,236)	$(142,645)	$(26,014)	$(61,832)

Global Bond Fund

	Citibank N.A.	Total
Assets:
Forward Currency Exchange Contracts	$163,499	$163,499

Total Assets	163,499	163,499

Liabilities:
Forward Currency Exchange Contracts	3,340	3,340

Total Liabilities	3,340	3,340

Total Financial and Derivative Net Assets[1]	160,159	160,159

Net Amount[2]	$160,159	$160,159

High Yield Bond Fund

	Citibank N.A.	Total
Assets:
Forward Currency Exchange Contracts	$39,318	$39,318

Total Assets	39,318	39,318

Liabilities:
Total Financial and Derivative Net Assets[1]	39,318	39,318

Net Amount[2]	$39,318	$39,318

71

NOTES TO FINANCIAL STATEMENTS

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Net amount represents the net amount receivable (payable) from/to the individual counterparty in the event of default.

Affiliated Investments:

The Funds invest in other Funds of the Trust (an “Affiliated Fund”). The Funds invest in U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value September 30, 2019	Purchases	Sales	Value September 30, 2020	Dividends
Investments in U.S. Government Money Market Fund—RBC Institutional Class 1
Emerging Market Debt Fund	$ 1,015,751	$19,376,364	$19,818,975	$ 573,140	$4,530
Global Bond Fund	39,403,605	23,526,816	60,920,665	2,009,756	9,419
High Yield Bond Fund	3,852,712	141,408,090	135,594,201	9,666,601	27,087

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income net of non-reclaimable withholding taxes is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend

72

NOTES TO FINANCIAL STATEMENTS

date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Permanent differences include reclassification of foreign currency from capital to ordinary, reclassification of paydown gains and losses, currency treatment for the accrual of certain foreign denominated swaps and early termination on such swaps (including prior period true-ups), reclassification of foreign currency options from capital to currency and redesignation of dividends paid.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Debt Fund *	0.65%
High Yield Bond Fund *	0.55%
Global Bond Fund	0.45%

* Prior to June 18, 2020, the annual fee rates for Emerging Market Debt Fund and High Yield Bond Fund were 0.75% and 0.70%, respectively.

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NOTES TO FINANCIAL STATEMENTS

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Market Debt Fund *	1.04%	0.79%	0.74%
High Yield Bond Fund	0.82%	0.57%	N/A
Global Bond Fund	0.77%	0.52%	0.47%

* Prior to June 18, 2020, the annual rates for Emerging Market Debt Fund under the expense limitation agreement were 1.12% for Class A, 0.87% for Class I and 0.82% for Class R6.

This expense limitation agreement is in place until January 31, 2022 and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

The amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/18	FYE 9/30/19	FYE 9/30/20	Total
Emerging Market Debt Fund	$276,178	$281,605	$276,235	$ 834,018
Global Bond Fund	260,306	292,155	357,462	909,923
High Yield Bond Fund	364,804	357,042	418,696	1,140,542

There was no recoupment of expense reimbursement/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2020, the amount waived was $975, $2,157 and $8,078 for the Emerging Market Debt Fund, Global Bond Fund and High Yield Bond Fund, respectively, and is included in expenses waived/reimbursed by Advisory in the Statement of Operations.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

Each of the Funds are sub-advised by BlueBay, and the High Yield Bond Fund and Global Bond Fund are also sub-advised by BlueBay US, which are wholly-owned subsidiaries of Royal Bank of Canada, which is also the parent company of the Advisor. The Sub-Advisors are paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $63,000 ($68,000 effective October 1, 2020). The Board Chairperson and Audit Committee

74

NOTES TO FINANCIAL STATEMENTS

Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of each of the Funds or additional share classes, the Advisor invested seed capital in each Fund to provide each Fund or share class with its initial investment assets. The table below shows, as of September 30, 2020, each Fund’s net assets, the shares (if any) of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Market Debt Fund	$21,374,948	1,241	0.1%
Global Bond Fund	$28,450,421	2,904,139	99.8%
High Yield Bond Fund	$130,431,634	1,819,452	14.8%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2020, there were no fees waived by the Distributor.

For the year ended September 30, 2020, the Distributor did not receive any commissions for front-end sales charges of Class A shares of the Funds.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2020.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2020 were as follows:

	Purchases	Sales
Emerging Market Debt Fund	$48,851,301	$48,081,919
Global Bond Fund	26,376,028	64,954,850
High Yield Bond Fund	215,317,523	138,740,818

75

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Market Debt Fund		High Yield Bond Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$201	$—	$1,340,033	$593,317
Distributions reinvested	957	1,068	33,354	50,996
Cost of shares redeemed	(12,613)	—	(253,685)	(712,379)

Change in Class A	$(11,455)	$1,068	$1,119,702	$(68,066)

Class I
Proceeds from shares issued	$77,701	$588,298	$97,622,149	$10,000,692
Distributions reinvested	993,319	1,216,750	3,036,577	3,094,764
Cost of shares redeemed	(547,555)	(5,342,801)	(24,115,984)	(2,770,936)

Change in Class I	$523,465	$(3,537,753)	$76,542,742	$10,324,520

Class R6
Distributions reinvested	$577	$628	$—	$—

Change in Class R6	$577	$628	$—	$—

Change in net assets resulting from capital transactions	$512,587	$(3,536,057)	$77,662,444	$10,256,454

SHARE TRANSACTIONS:
Class A
Issued	21	—	128,181	58,064
Reinvested	97	112	3,217	5,165
Redeemed	(1,507)	—	(25,265)	(72,653)

Change in Class A	(1,389)	112	106,133	(9,424)

Class I
Issued	7,651	61,712	9,463,607	985,850
Reinvested	99,601	126,889	291,100	308,999
Redeemed	(54,115)	(551,225)	(2,336,503)	(274,486)

Change in Class I	53,137	(362,624)	7,418,204	1,020,363

Class R6
Reinvested	57	65	—	—

Change in Class R6	57	65	—	—

Change in shares resulting from capital transactions	51,805	(362,447)	7,524,337	1,010,939

76

NOTES TO FINANCIAL STATEMENTS

	Global Bond Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,000	$—
Distributions reinvested	79	—

Change in Class A	$10,079	$—

Class I
Proceeds from shares issued	$4,331	$865,691
Distributions reinvested	1,555,761	3,777,197
Cost of shares redeemed	(25,004,158)	(26,754,094)

Change in Class I	$(23,444,066)	$(22,111,206)

Class R6
Distributions reinvested	$646	$556

Change in Class R6	$646	$556

Change in net assets resulting from capital transactions	$(23,433,341)	$(22,110,650)

SHARE TRANSACTIONS:
Class A
Issued	1,028	—
Reinvested	8	—

Change in Class A	1,036	—

Class I
Issued	59	89,971
Reinvested	160,377	407,419
Redeemed	(2,473,233)	(2,657,532)

Change in Class I	(2,312,797)	(2,160,142)

Class R6
Reinvested	67	60

Change in Class R6	67	60

Change in shares resulting from capital transactions	(2,311,694)	(2,160,082)

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

77

NOTES TO FINANCIAL STATEMENTS

As of and during the year ended September 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2020, the Funds did not incur any interest or penalties.

As of September 30, 2020, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Market Debt Fund	$21,928,808	$773,855	$(1,486,092)	$(712,237)
Global Bond Fund	26,383,583	1,243,128	(885,600)	357,528
High Yield Bond Fund	131,578,844	3,197,416	(1,500,666)	1,696,750

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, currency straddle losses mark to market on derivatives.

The tax character of distributions during the year ended September 30, 2020 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$1,006,414	$—	$1,006,414	$1,006,414
Global Bond Fund	1,516,378	40,108	1,556,486	1,556,486
High Yield Bond Fund	3,300,758	—	3,300,758	3,300,758

The tax character of distributions during the year ended September 30, 2019 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$1,231,778	$—	$1,231,778	$1,231,778
Global Bond Fund	3,046,431	738,322	3,784,753	3,784,753
High Yield Bond Fund	3,169,039	—	3,169,039	3,169,039

As of September 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Market Debt Fund	Global Bond Fund	High Yield Bond Fund
Undistributed ordinary income	$511,010	$159,745	$2,942,212
Undistributed long term gain	—	—	—

Accumulated earnings	511,010	159,745	2,942,212
Accumulated capital loss carryforwards	(5,353,833)	—	—
Unrealized appreciation/depreciation	(759,931)	354,251	1,694,573

Total Accumulated Earnings/(Losses)	$(5,602,754)	$513,996	$4,636,785

78

NOTES TO FINANCIAL STATEMENTS

During the year ended September 30, 2020, the Emerging Market Debt Fund and High Yield Bond Fund utilized $327,789 and $796,939 of capital losses, respectively.

As of September 30, 2020, the Emerging Market Debt Fund had a short-term capital loss carryforward of $5,052,502 and a long-term capital loss carryforward of $301,331 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Global Bond Fund had Post-October Capital losses of short term $(21,539) and long term $102,146 for the Fund for the year ending September 30, 2020.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2020, the Funds had the following redemption fees collected by the Funds.

Redemption Fees
High Yield Bond Fund	$4,880

9. Commitments:

High Yield Bond Fund may invest in floating rate loan interests. In connection with these investments, High Yield Bond Fund may also enter into bridge loan commitments (“commitments”). Commitments may obligate High Yield Bond Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of September 30, 2020, High Yield Bond Fund had no outstanding commitments. In connection with these commitments, High Yield Bond Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

10. Significant Risks

Shareholder concentration risk:

As of September 30, 2020, the following Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
High Yield Bond Fund	2	34.0%

In addition, three unaffiliated shareholders in aggregate owned 94.0% of the Emerging Market Debt Fund. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may

79

NOTES TO FINANCIAL STATEMENTS

affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

80

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC BlueBay Emerging Market Debt Fund, RBC BlueBay Global Bond Fund, and RBC BlueBay High Yield Bond Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC BlueBay Emerging Market Debt Fund, RBC BlueBay Global Bond Fund and RBC BlueBay High Yield Bond Fund (three of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 24, 2020

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

81

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2020, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Market Debt Fund	80.86%
Global Bond Fund	47.78%
High Yield Bond Fund	98.14%

Pursuant to Internal Revenue Code Section 852(b)(3), the Global Bond Fund reported $40,108 as long-term capital gain distributions and qualified short-term capital gain distributions were 9.53% for the Global Bond Fund and 44.48% for the High Yield Fund for the year ended September 30, 2020.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

82

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (57)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

83

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (68)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

William B. Taylor (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (56)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

84

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (56)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

85

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class I and Class R6 shares.

Class A

Class A shares are available in all Funds. This share class is available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 4.25% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Emerging Market Debt Fund and Global Bond Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

86

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20–9/30/20	Annualized Expense Ratio During Period 4/1/20–9/30/20
Emerging Market Debt Fund
	Class A	$1,000.00	$1,188.70	$5.85	1.07%
	Class I	1,000.00	1,189.90	4.49	0.82%
	Class R6	1,000.00	1,189.40	4.21	0.77%
Global Bond Fund
	Class A	1,000.00	1,051.00	3.95	0.77%
	Class I	1,000.00	1,051.70	2.67	0.52%
	Class R6	1,000.00	1,051.70	2.41	0.47%
High Yield Bond Fund
	Class A	1,000.00	1,121.80	4.35	0.82%
	Class I	1,000.00	1,123.10	3.03	0.57%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

87

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20-9/30/20	Annualized Expense Ratio During Period 4/1/20-9/30/20
Emerging Market Debt Fund
	Class A	$1,000.00	$1,019.65	$5.40	1.07%
	Class I	1,000.00	1,020.90	4.14	0.82%
	Class R6	1,000.00	1,021.15	3.89	0.77%
Global Bond Fund
	Class A	1,000.00	1,021.15	3.89	0.77%
	Class I	1,000.00	1,022.40	2.63	0.52%
	Class R6	1,000.00	1,022.65	2.38	0.47%
High Yield Bond Fund
	Class A	1,000.00	1,020.90	4.14	0.82%
	Class I	1,000.00	1,022.15	2.88	0.57%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

88

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In September 2020, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”), BlueBay Asset Management USA LLC, and BlueBay Asset Management LLP (together, the “Sub-Advisors”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements with the Advisor and sub-advisory agreements with the Sub-Advisors (the investment advisory and subadvisory agreements, collectively, being the “Agreements”) for an additional year for each Fund.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor and Sub-Advisors; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. The Board also reviewed certain changes to the RBC BlueBay Global Bond Fund that had been made in the prior year, including the launching of Class A shares, noting that the shares were launched to provide additional options for intermediary platforms and the repurposing of the RBC BlueBay Diversified Credit Fund as the RBC BlueBay Global Bond Fund.

In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor and Sub-Advisors, including information as to each Fund’s performance relative to appropriate index benchmarks as well as Morningstar fund peer group comparative information requested by the Board. The Trustees noted that although the RBC BlueBay Emerging Market Debt Fund had underperformed both its peers and its benchmark over the long term, its performance has been in the top half of both its peer group and Morningstar category for the past three years. It was also noted that the RBC BlueBay High Yield Bond Fund had significantly outperformed the median performance of its Morningstar category over the most recent three year period. With respect to the RBC BlueBay Global Bond Fund, it was noted that the Fund had significantly changed its investment strategies in the past year and that its past performance history was not expected to be indicative of or relevant to any future operations of the Fund. The Trustees indicated that they continue to have confidence in the portfolio management teams of the Advisor and Sub-Advisors and continue to be satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

In considering the nature and quality of services provided to the Funds, the Trustees discussed the Advisor’s and Sub-Advisors’ strong research, credit, and fundamental analysis capabilities and specialized expertise in the area of emerging market debt instruments and absolute return strategies. The Trustees also considered the extensive portfolio management experience of the Sub-Advisors’ staff as well as its operational and compliance structure and systems, and the Advisor’s expertise in coordinating the investment management and related operations of the Funds.

The Trustees reviewed the investment advisory fees payable to the Advisor and subadvisory fees payable to the Sub-Advisors and reviewed comparative fee and expense information for similarly situated funds. The Trustees evaluated profitability data for the Advisor and Sub-Advisors and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollars and other fall-out benefits. The Trustees also considered the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements and reviewed reductions in the advisory fee for the RBC BlueBay High Yield Bond Fund and the advisory fees and operating expense limits for the RBC BlueBay

89

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Emerging Market Debt Fund. Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor and Sub-Advisors were fair and reasonable in light of the level and quality of the services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length.

Based upon their review, the Trustees determined that the nature and quality of the services provided by both the Advisor and Sub-Advisors were of a high quality and it is in the interests of the Funds and their shareholders for the Trustees to approve the Agreements and expense limitation arrangements for each Fund for an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2020.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-BB AR 09-20

Annual Report For the year ended September 30, 2020 RBC SMID Cap Growth Fund RBC Enterprise Fund RBC Small Cap Core Fund RBC Microcap Value Fund RBC Small Cap Value Fund Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

	RBC Funds
About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	5
	Performance Summary (Unaudited)	7
	Management Discussion and Analysis (Unaudited)
	- RBC SMID Cap Growth Fund	12
	- RBC Enterprise Fund	14
	- RBC Small Cap Core Fund	16
	- RBC Microcap Value Fund	18
	- RBC Small Cap Value Fund	20
	Schedule of Portfolio Investments	22
	Financial Statements
	- Statements of Assets and Liabilities	46
	- Statements of Operations	50
	- Statements of Changes in Net Assets	52
	Financial Highlights	57
	Notes to Financial Statements	67
	Report of Independent Registered Public Accounting Firm	82
	Other Federal Income Tax Information (Unaudited)	83
	Management (Unaudited)	85
	Share Class Information (Unaudited)	88
	Supplemental Information (Unaudited)	89
	Approval of Investment Advisory Agreements (Unaudited)	91

LETTER FROM THE PORTFOLIO MANAGERS

Despite experiencing among the most volatile periods in stock market history in the fiscal year ended September 30, 2020, stock markets clawed and scraped their way to substantial gains for the time period as the broad based S&P 500 and Russell 3000 indexes returned +15.15% and +15.00% respectively. While volatility has been the norm in markets in recent years, nothing could have prepared investors for the unprecedented market action of the prior twelve months. Most notably was without question the sudden, and completely unforeseen collapse of the nearly decade long post – great recession bull market as the now ubiquitous coronavirus pandemic crippled global economies and wreaked havoc on equity markets across the world. The sudden move downward as health fears gripped the globe pushed markets into the twenty-first bear market (defined as a move down of -20% or more) of the last 150 years. While the size of the decline is not unprecedented – the 2008 economic crisis saw bigger overall market declines – the pace of the pullback is striking in that it took place over just a few short weeks as the coronavirus quickly evolved from an issue isolated to Asia into a worldwide pandemic. However, on the back of historic levels of fiscal and monetary stimulus from the US Government and a gradual re-opening of the American economy after wide-ranging “stay-at-home orders” ground the economy to a halt – equity markets snapped back in the latter stages of the fiscal year driving the mid-teens returns reported as of September 30, 2020 and setting the stage for a waiting-game of sorts into where markets go from here.

While the sell-off and subsequent rally did not discriminate as equities of all market capitalizations and styles fell and rose significantly throughout the time period, pockets of investor preference did emerge over the course of the year. Notably, and not surprisingly, there was a strong preference for larger cap stocks over the prior 12 months. In particular large caps as the Russell 1000 Index (+16.01%) far outperformed the Russell Midcap Index (+4.55%) and the smaller cap Russell 2000 Index (0.39%) and Russell Microcap Index (+4.44%). The same could be said for growth stocks which continued a trend of recent years in which investors preferred growth indexes to their value counterparts. Though it is notable that the preference became even more pronounced over the prior 12 months as the Russell 1000 Growth Index (+37.53%), Russell Midcap Growth Index (+23.23%), Russell 2000 Growth Index (+15.71%), and the Russell Microcap Growth Index (+27.20%) all offered exceptionally strong returns. These returns were even more notable when it is revealed that their value index counterparts – Russell 1000 Value Index (-5.03%), Russell Midcap Value Index (-7.30%), Russell 2000 Value Index (-14.88%), Russell Microcap Value Index (-11.51%) – all were deeply in the red for the same twelve month period. The latter dynamic bears close watching going forward as small caps and value stocks – now at extreme discounts to large caps – have historically tended to outperform from the midpoint of a recession to the midpoint of a recovery offering the potential for a significant shift in market drivers over the next twelve to twenty-four months.

Against this market backdrop, the RBC Equity Funds produced challenging results over the prior twelve months as broader market pullbacks as well as more acute stylistic headwinds weighed on relative returns:

Fund and Return (Class I, %)		Benchmark and Return (%)
RBC SMID Cap Growth Fund	5.27%	Russell 2500 Growth Index	23.37%
RBC Enterprise Fund	-10.64	Russell Microcap Index	4.44
RBC Small Cap Core Fund	-4.49	Russell 2000 Index	0.39
RBC Small Cap Value Fund	-18.62	Russell 2000 Value Index	-14.88
RBC Microcap Value Fund	-14.29	Russell Microcap Value Index	-11.51

LETTER FROM THE PORTFOLIO MANAGERS

Though ultimate results for the individual funds are a function of the underlying stocks held in each portfolio, there were some consistencies in broader performance drivers for the fiscal year. Notably, stock selection was the most significant headwind, detracting from performance to varying degrees for all of the strategies across the fund suite. Sector allocation results on the other hand were more mixed with sector weighting decisions contributing modestly to the SMID Cap Growth and Microcap Value funds, detracting modestly from the Enterprise and Small Cap Core funds, and acting as a significant headwind for the Enterprise Fund.

While the pandemic rages on in the United States a number of economic indicators and traditional financial metrics that investors focus on have started to show signs of a reversal. Labor markets, perhaps the biggest economic victim of the pandemic, have shown remarkable resilience adding an average of more than 2.5 million jobs per-month in June, July and August (September numbers were not available as of this publication) as the economy gradually re-opens. While there is still a ways to go to recover the jobs lost earlier in the year due to the pandemic (more than 20 million in April 2020 alone) this is clearly a positive sign as is the 8.4% unemployment rate for August, a far cry from the 14.7% figure in April and nowhere near the 20%+ predictions of earlier in the year. From a growth perspective, the Institute of Supply Management (ISM) Manufacturing and Non-Manufacturing Indexes – key indicators of future growth – have returned to expansionary territory coming in at 56.00 and 56.90 respectively in August after having fallen to contraction levels in the spring (any reading above 50 indicates expansion with those readings below 50 indicating contraction). While second quarter GDP ultimately ended up contracting a worst ever -32.9% on an annualized basis - far worse than the great depression and great recession contractions – it managed to beat expectations which called for a more than 34% drop and coupled with improving economic data perhaps the worst is behind us.

Despite the surprisingly strong equity market returns of the second and third quarters, a myriad of challenges will continue to weigh heavy on markets – most important of which continues to be the trajectory of the COVID-19 pandemic in the United States. While the economy moves forward with more aggressive phases of re-opening, infections and the death toll continue to rise. This, along with the combination of cooler fall weather and children returning to school, could spark a surge in the virus and drives concern for potentially crippling open-and-shut cycles of the economy. Adding to the challenges is a hotly, and in some cases contentiously, contested upcoming presidential election which also has the potential to put significant pressure on markets. That said, there is also significant potential for upside surprise if a vaccine or other effective treatment and preventative options are rolled out sooner than expected and life can return to a more normalized state. That prospect coupled with the unprecedented monetary, fiscal, social, and health stimulus and support programs rolled out nationwide has undoubtedly influenced the current market rally and offers the potential for even further sharp gains in equity markets going forward. As we have noted numerous times, this type of market volatility is challenging for even the most seasoned investors to stomach, let alone profit. That said, we continue to think that for those with a patient and well-considered investment plan, significant gains may be attained in the future.

LETTER FROM THE PORTFOLIO MANAGERS

As always, thank you for your continued confidence and trust in the RBC Funds.

Lance A. James
Managing Director, Senior Portfolio Manager
RBC Global Asset Management (U.S.) Inc.

Kenneth A. Tyszko, CPA, CFA
Managing Director, Senior Portfolio Manager
RBC Global Asset Management (U.S.) Inc.

Diversification does not assure a profit or protect against a loss in a declining market.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The S&P 500 is a market capitalization-weighted index that includes 500 leading companies and captures approximately 80% of available market capitalization. Its performance is widely regarded as representative of the U.S. equities market as a whole.

The Russell 3000 Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. stocks and represents about 98% of the U.S. equity market.

The Russell 1000 Index measures the performance of approximately 1,000 of the largest U.S. stocks and represents more than 90% of the U.S. equity market.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000 Index.

The Russell Midcap Index measures the performance of the mid capitalization segment of the U.S. equity market and includes the 800 smallest companies in the Russell 1000 Index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell 1000 Growth Index includes those companies in the Russell 1000 Index that exhibit growth characteristics.

The Russell Midcap Growth Index includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price to book ratios, forecasted earnings growth rates, and historical sales per share.

The Russell Microcap Growth Index includes those companies in the Russell Microcap Index that exhibit growth characteristics.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000 Index.

LETTER FROM THE PORTFOLIO MANAGERS

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap Index.

The Russell Midcap Value Index includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates

The Russell 1000 Value Index includes those companies in the Russell 1000 Index that with lower price-to-book ratios and lower forecasted growth rates.

Institute of Supply Management (ISM) Manufacturing Index measures manufacturing production level changes on a month to month basis.

Institute of Supply Management (ISM) Non-Manufacturing Index measures non-manufacturing production level changes on a month to month basis. You cannot invest directly in an index.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to the RBC Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions.

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James heads the team responsible for the Microcap Core/Enterprise, Small Cap Core, Small Cap Value and Mid Cap Value strategies at RBC GAM-US and is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund. Prior to joining RBC GAM-US in 2006, Lance was a research analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Lance F. James

George Prince

Vice President, Portfolio Manager, Senior Equity Analyst

George Prince serves as the co-portfolio manager for the RBC Enterprise Fund. George also provides research support for the Small Cap Core, Small Cap Value and Mid Cap Value strategies. He joined RBC GAM-US in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George began his career in the investment industry in 1984 and held the head of trading position at Langdon P. Cook & Co. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company, which was sold to Gerber Scientific. He also holds patents for several items he developed in digital messaging, barcode scanning, and internet delivery. The skills George acquired as a business person translate to his investment research; he is especially proficient at evaluating a company’s operations during onsite visits. George earned a BA from Yale University.

George Prince

Kenneth A. Tyszko, CPA, CFA

Managing Director, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC SMID Cap Growth Fund, and provides fundamental research and portfolio management for small, SMID and mid cap growth strategies at RBC GAM-US. Ken has been in the investment industry since 1984 and has been managing small cap growth and SMID cap growth portfolios since 1988. He joined RBC GAM-US in 2001. Ken previously served as a portfolio manager for Oberweis Asset Management, ABN AMRO Asset Management (USA) Inc., ABN AMRO Incorporated, and Sears Investment Management Company. His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken earned a BS in Accountancy from the University of Illinois. He is a CFA charterholder. Ken is a member of the Illinois CPA Society, the CFA Society of Chicago, and the CFA Institute. He has been a guest on Bloomberg Television, Bloomberg Radio, CNBC, and WebFN.

Kenneth A. Tyszko, CPA, CFA

PORTFOLIO MANAGERS

Eric Autio

Eric Autio

Senior Equity Analyst/Portfolio Manager

Eric Autio serves as a co-portfolio manager for the RBC Small Cap Value Fund and provides research and analysis for the Microcap Core, Small Cap Core, Small Cap Value and Mid Cap Value strategies at RBC GAM-US. Prior to joining RBC GAM-US in 2014, he was Senior Equity Analyst and Partner at Buckhead Capital Management where he served as an industry generalist on the small and SMID cap value team. Previously, Eric was Research Analyst and Vice President at SunTrust Robinson Humphrey covering a diverse range of sectors including retail, industrials and business services. He also served as Director with Carolinas Real Data, managing the company’s North Carolina commercial real estate research and software products portfolio, and worked in the Capital Management Group at Wells Fargo. Eric holds a B.A. from Davidson College and an M.B.A. from the Kellogg School of Management at Northwestern University.

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)
Average Annual Total Returns as of September 30, 2020 (Unaudited)

RBC SMID Cap Growth Fund(c)(d)
Class A
- Including Max Sales Charge of 5.75%	(1.16)%	6.78%	9.84%	10.98%	10.52%
- At Net Asset Value	4.90%	8.92%	11.15%	11.65%	10.74%	1.07%	1.37%
Class I
- At Net Asset Value	5.27%	9.23%	11.45%	11.94%	11.05%	0.82%	1.03%
Class R6
- At Net Asset Value	5.26%	9.27%	11.50%	12.08%	11.30%	0.77%	25.69%

Russell 2500 Growth Index(h)	23.37%	13.36%	14.19%	14.06%	10.75%
RBC Enterprise Fund(e)(f)
Class A(g)
- Including Max Sales Charge of 5.75%	(15.97)%	(7.41)%	2.56%	6.36%	8.97%
- At Net Asset Value	(10.85)%	(5.56)%	3.78%	7.00%	9.15%	1.33%	2.35%
Class I(g)
- At Net Asset Value	(10.64)%	(5.34)%	4.03%	7.25%	9.41%	1.08%	1.38%

Russell Microcap Index(h)	4.44%	(0.09)%	6.72%	9.50%	N/A
RBC Small Cap Core Fund(i)(j)
Class A
- Including Max Sales Charge of 5.75%	(10.19)%	(7.08)%	2.05%	6.70%	8.65%
- At Net Asset Value	(4.71)%	(5.23)%	3.27%	7.33%	8.87%	1.15%	1.55%
Class I
- At Net Asset Value	(4.49)%	(4.99)%	3.52%	7.59%	9.03%	0.90%	1.18%
Class R6
- At Net Asset Value	(4.46)%	(5.01)%	3.52%	7.64%	9.40%	0.87%	10.94%

Russell 2000 Index(h)	0.39%	1.77%	8.00%	9.85%	9.20%
RBC Microcap Value Fund(k)(l)
Class A(m)
- Including Max Sales Charge of 5.75%	(19.40)%	(7.11)%	1.71%	7.31%	7.90%
- At Net Asset Value	(14.48)%	(5.25)%	2.92%	7.94%	8.09%	1.32%	1.80%
Class I(m)
- At Net Asset Value	(14.29)%	(5.02)%	3.18%	8.22%	8.36%	1.07%	1.27%

Russell Microcap Value Index(h)	(11.51)%	(4.31)%	5.04%	8.18%	N/A

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)
Average Annual Total Returns as of September 30, 2020 (Unaudited)

RBC Small Cap Value Fund(n)
Class I
- At Net Asset Value	(18.62)%	(7.57)%	2.66%	N/A	1.86%	0.85%	1.15%
Class R6
- At Net Asset Value	(18.56)%	(7.54)%	2.73%	N/A	1.91%	0.80%	1.07%

Russell 2000 Value Index(h)	(14.88)%	(5.13)%	4.11%	7.09%	2.12%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)	The Funds’ expenses reflect the most recent fiscal year ended September 30, 2020.

(b)

The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at annual ratios of 1.07% for Class A, 0.82% for Class I and 0.77% for Class R6 of SMID Cap Growth Fund; 1.33% for Class A and 1.08% for Class I of Enterprise Fund; 1.15% for Class A, 0.90% for Class I and 0.87% for Class R6 of Small Cap Core Fund; 1.32% for Class A and 1.07% for Class I of Microcap Value Fund; and 0.85% for Class I and 0.80% for Class R6 of Small Cap Value Fund until January 31, 2022.

(c)

The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by RBC GAM-US (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(d)

The since inception date (commencement of operations) of the Fund is December 31, 1990 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception.

(e)

The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(f)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.

PERFORMANCE SUMMARY (UNAUDITED)

(g)

Performance shown for periods prior to the inception date of Class A (April 19, 2004) and Class I (September 30, 2004) is based on the performance of a class of shares that is no longer offered, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class. The inception date of the Fund and the prior class of shares is December 2, 1983.

(h)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(i)

The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(j)

The since inception date (commencement of operations) of the Fund is August 5, 1991 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from July 31, 1991.

(k)

The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(l)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.

(m)

Class I shares were previously designated Class S shares prior to November 27, 2012. The inception date of the Fund (Class S) is September 10, 1987. Performance shown for periods prior to the inception date of Class A (April 19, 2004) is based on the performance of Class S shares, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class.

(n)

The since inception date (commencement of operations) of the Fund is December 3, 2014 for Class I shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from December 3, 2014.

PERFORMANCE SUMMARY (UNAUDITED)

The 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000® Index. You cannot invest directly in an index.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000® Index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap® Index.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500™ Index, which comprises the smallest 2,500 companies in the Russell 3000® Index.

You cannot invest directly in an index.

This Page Intentionally Left Blank

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
Investment Strategy

The Fund seeks long-term capital appreciation by primarily investing in high quality, small- and mid-sized companies that display consistent earnings growth and superior financial characteristics. Using fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that are believed to have the potential to offer above average expected growth with lower than average market risk.

Performance

For the twelve-month period ended September 30, 2020, the Fund had an annualized total return of 5.27% (Class I). That compares to an annualized total return of 23.37% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Security selection in Real Estate contributed positively.

•  Overweight to outperforming information technology sector was positive contributor.

•  Underweight to the under performing Real Estate, Communication Services, and Utilities sectors was another positive contributor.

•  West Pharmaceutical (WST), Tractor Supply (TSCO), Kinsale Capital Group (KNSL), and Inphi Corp (IPHI) were the top contributors to performance.

Factors That Detracted From Relative Returns

•  Security selection in Health Care, Information Technology, and Consumer Discretionary sectors hurt relative performance.

•  Underweight to the outperforming Health Care Sector also detracted from relative returns.

•  Overweight to the underperforming Financials and Materials sectors was another detractor .

•  G-III Apparel Group (GIII), Woodward (WWD), Wex Inc (WEX) were the biggest detractors from performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid and small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500™ Index, which comprises the smallest 2,500 companies in the Russell 3000® Index. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC SMID Cap Growth Fund
Long-term capital appreciation.				Investment
				Objective
Russell 2500 Growth Index				Benchmark

				Asset Allocation as of 9/30/20 (% of Fund’s investments) & Top Five Industries (as of 9/30/20) (% of Fund’s net assets)
West Pharmaceutical Services, Inc.	2.97%	Bio-Techne Corp.	2.05%	Top Ten Holdings (excluding investment companies) (as of 9/30/20) (% of Fund’s net assets
Tractor Supply Co.	2.71%	STERIS Plc	1.94%
Zebra Technologies Corp.	2.21%	Merit Medical Systems, Inc.	1.92%
Kinsale Capital Group, Inc.	2.18%	Teledyne Technologies, Inc.	1.91%
Charles River Laboratories International, Inc.	2.16%	Globant SA	1.88%
*A listing of all portfolio holdings can be found beginning on page 22

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund
Investment Strategy

The Fund seeks to provide long-term growth of capital. It invests in profitable, established small companies that are dominant in their industries. By selecting undervalued companies with small market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance

For the twelve-month period ended September 30, 2020, the Fund had an annualized total return of -10.64% (Class I). That compares to an annualized total return of 4.44% for the Russell Microcap Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Financial sector stock selection had a sizable positive impact on Fund’s relative performance. • Favorable information technology stock selection also was a positive performance factor
Factors That Detracted From Relative Returns

•  Underweight in health care, especially among biotechnology and pharmaceuticals stocks, was the most significant detractor to Fund relative returns.

•  Consumer discretionary stock selection also detracted from relative performance.

•  Stock selection in health care also had an adverse impact on Fund performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund
Long-term growth of capital and income.				Investment
				Objective
Russell Microcap Index				Benchmark

				Asset Allocation as of 9/30/20 (% of Fund’s investments) & Top Five Industries (as of 9/30/20) (% of Fund’s net assets)
Compass Diversified Holdings LP	5.12%	Mitek Systems, Inc.	3.08%	Top Ten Holdings (excluding investment companies) (as of 9/30/20) (% of Fund’s net assets
Columbus McKinnon Corp.	4.67%	Novanta, Inc.	3.03%
Patrick Industries, Inc.	4.56%	Malibu Boats, Inc.	2.99%
Ducommun, Inc.	3.56%	Sapiens International Corp. NV	2.98%
Universal Electronics, Inc.	3.13%	Amerisafe, Inc.	2.81%
*A listing of all portfolio holdings can be found beginning on page 25

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund
Investment Strategy

The Fund seeks to provide long-term growth of capital. It invests in profitable, established small companies that are dominant in their industries. By selecting undervalued growth companies with small to mid-size market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance

For the twelve-month period ended September 30, 2020, the Fund had an annualized total return of -4.49% (Class I). That compares to an annualized total return of 0.39% for the Russell 2000 Index, the Fund’s primary benchmark

Factors That Made Positive Contributions

•  Positive stock selection in the information technology (I.T.) sector, especially among software and I.T. consulting and services companies, helped relative performance compared to the benchmark over the period.

•  Stock selection in the financial sector was also a favorable performance factor.

Factors That Detracted From Relative Returns

•  Adverse stock selection in the consumer discretionary sector was the most significant detractor from Fund relative performance over the period.

•  Stock selection among industrial stocks also hurt relative performance.

•  A sector underweight compared to index in health care was the Fund’s most unfavorable sector allocation factor.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000® Index. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund
Long-term growth of capital and income.				Investment
				Objective
Russell 2000 Index				Benchmark

				Asset Allocation as of 9/30/20 (% of Fund’s investments) & Top Five Industries (as of 9/30/20) (% of Fund’s net assets)
Compass Diversified Holdings LP	5.11%	Ducommun, Inc.	3.51%	Top Ten Holdings (excluding investment companies) (as of 9/30/20) (% of Fund’s net assets
Patrick Industries, Inc.	4.86%	ACCO Brands Corp.	2.84%
Columbus McKinnon Corp.	4.37%	Malibu Boats, Inc.	2.60%
Emergent BioSolutions, Inc.	3.83%	Taylor Morrison Home Corp.	2.33%
MKS Instruments, Inc.	3.69%	Universal Electronics, Inc.	2.33%
*A listing of all portfolio holdings can be found beginning on page 28

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund
Investment Strategy

The Fund seeks long-term growth of capital. It invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Using a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while seeking to minimize the effects of market declines and fluctuations.

Performance

For the twelve-month period ended September 30, 2020, the Fund had an annualized total return of -14.29% (Class I). That compares to an annualized total return of -11.51% for the Russell Microcap Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• Favorable selection in the industrials sector boosted Fund relative performance during the period . • Favorable stock selection among financials was also a positive performance factor.
Factors That Detracted From Relative Returns

•  Underweight in the health care sector was a major drag on Fund relative performance.

•  Consumer discretionary stock selection was also an adverse performance factor.

•  Information technology stock selection diminished overall relative returns for the Fund.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap® Index, which comprises the smallest 1,000 companies in the Russell 2000® Index plus 1,000 smaller U.S. equities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund
Long-term growth of capital.				Investment
				Objective
Russell Microcap Value Index				Benchmark

				Asset Allocation as of 9/30/20 (% of Fund’s investments) & Top Five Industries (as of 9/30/20) (% of Fund’s net assets)
iShares Russell Microcap Index Fund	2.03%	Premier Financial Corp.	1.07%	Top Ten Holdings (excluding investment companies) (as of 9/30/20) (% of Fund’s net assets
Ameresco, Inc.	1.99%	Federal Agricultural Mortgage Corp.	1.06%
PennyMac Financial Services, Inc.	1.27%	K12, Inc.	1.03%
Century Communities, Inc.	1.24%	Superior Group of Cos, Inc.	1.00%
PC Connection, Inc.	1.16%	Ducommun, Inc.	0.99%
*A listing of all portfolio holdings can be found beginning on page 31

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Value Fund
Investment Strategy

The Fund seeks long-term capital appreciation. It normally invests at least 80% of its assets in common stocks of small companies that are considered to be undervalued in relation to earnings, dividends and/or assets. Small companies are defined by the Fund as companies that fall within the market capitalization range of the Russell 2000 Value Index at the time of purchase.

Performance

For the twelve-month period ended September 30, 2020, the Fund had an annualized total return of -18.62%. That compares to an annualized total return of -14.88% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Favorable stock selection in the real estate sector contributed positively to Fund performance during the period.

•  Stock selection among industrial stocks, especially in the building products industry, also boosted relative Fund performance.

Factors That Detracted From Relative Returns

•  Adverse consumer discretionary stock selection was a major detractor to relative Fund performance.

•  Stock selection in the consumer staples sector also detracted from overall performance.

•  An overweight in utilities was an adverse sector allocation decision during the period.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. These risks are more fully described in the prospectus.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000® Index, which comprises approximately 2,000 small capitalization companies in the Russell 3000® Index. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Value Fund
Long-term capital appreciation.				Investment
				Objective
Russell 2000 Value Index				Benchmark

				Asset Allocation as of 9/30/20 (% of Fund’s investments) & Top Five Industries (as of 9/30/20) (% of Fund’s net assets)
Compass Diversified Holdings LP	3.50%	Reliance Steel & Aluminum Co.	1.94%	Top Ten Holdings (excluding investment companies) (as of 9/30/20) (% of Fund’s net assets
Taylor Morrison Home Corp.	2.62%	ACCO Brands Corp.	1.84%
Southwest Gas Holdings, Inc.	2.33%	John B Sanfilippo & Son, Inc.	1.80%
Spire, Inc.	2.30%	Patrick Industries, Inc.	1.75%
Emergent BioSolutions, Inc.	2.15%	Columbus McKinnon Corp.	1.74%
*A listing of all portfolio holdings can be found beginning on page 43

				Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to September 30, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund

September 30, 2020

Shares		Value

Common Stocks — 99.09%
Communication Services — 1.15%
12,150	Nexstar Media Group, Inc., Class A	$1,092,649

Consumer Discretionary — 9.11%
11,720	Columbia Sportswear Co.	1,019,406
47,990	Core-Mark Holding Co., Inc.	1,388,351
12,330	Dorman Products, Inc.*	1,114,385
24,140	Gentherm, Inc.*	987,326
45,310	G-III Apparel Group Ltd.*	594,014
9,100	LCI Industries	967,239
17,910	Tractor Supply Co.	2,567,219

		8,637,940

Consumer Staples — 1.64%
8,750	Casey’s General Stores, Inc.	1,554,437

Energy — 0.32%
36,760	Matador Resources Co.*	303,638

Financials — 7.63%
16,320	Eagle Bancorp, Inc.	437,213
17,410	FirstCash, Inc.	996,026
10,860	Kinsale Capital Group, Inc.	2,065,355
32,760	PRA Group, Inc.*	1,308,762
19,760	Raymond James Financial, Inc.	1,437,737
11,720	RLI Corp.	981,316

		7,226,409

Health Care — 25.67%
7,840	Bio-Techne Corp.	1,942,203
26,114	Cantel Medical Corp.	1,147,449
9,020	Charles River Laboratories International, Inc.*	2,042,579
10,890	Haemonetics Corp.*	950,153
21,680	HealthEquity, Inc.*	1,113,702
14,290	Henry Schein, Inc.*	839,966
42,500	Inovalon Holdings, Inc., Class A*	1,124,125
14,940	Integer Holdings Corp.*	881,609
26,200	Integra LifeSciences Holdings Corp.*	1,237,164
41,740	Merit Medical Systems, Inc.*	1,815,690
21,900	NuVasive, Inc.*	1,063,683
38,250	PetIQ, Inc.*	1,259,190
30,640	Prestige Consumer Healthcare, Inc.*	1,115,909
10,420	STERIS Plc	1,835,900
9,950	Varian Medical Systems, Inc.*	1,711,400

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2020

Shares		Value
7,330	Waters Corp.*	$1,434,334
10,230	West Pharmaceutical Services, Inc.	2,812,227

		24,327,283

Industrials — 15.70%
39,630	Ameresco, Inc., Class A*	1,323,642
19,460	Applied Industrial Technologies, Inc.	1,072,246
15,390	ESCO Technologies, Inc.	1,239,818
17,180	Helios Technologies, Inc.	625,352
20,830	IAA, Inc.*	1,084,618
18,180	ICF International, Inc.	1,118,615
9,950	Landstar System, Inc.	1,248,626
17,300	Mercury Systems, Inc.*	1,340,058
10,700	MSC Industrial Direct Co., Inc., Class A	677,096
5,840	Teledyne Technologies, Inc.*	1,811,627
37,060	TriMas Corp.*	844,968
15,360	Westinghouse Air Brake Technologies Corp.	950,477
19,300	Woodward, Inc.	1,547,088

		14,884,231

Information Technology — 31.98%
22,680	Altair Engineering, Inc., Class A*	952,106
16,450	Badger Meter, Inc.	1,075,337
17,800	Bottomline Technologies (DE), Inc.*	750,448
28,260	Brooks Automation, Inc.	1,307,308
28,440	Diodes, Inc.*	1,605,438
21,640	Envestnet, Inc.*	1,669,742
18,670	ePlus, Inc.*	1,366,644
54,570	Evo Payments, Inc., Class A*	1,356,064
20,610	ExlService Holdings, Inc.*	1,359,642
5,970	F5 Networks, Inc.*	732,937
9,960	Globant SA*	1,785,031
11,700	Inphi Corp.*	1,313,325
10,490	Jack Henry & Associates, Inc.	1,705,569
6,390	Littelfuse, Inc.	1,133,203
13,660	Manhattan Associates, Inc.*	1,304,393
27,250	Mimecast Ltd.*	1,278,570
16,470	Novanta, Inc.*	1,734,950
19,890	RealPage, Inc.*	1,146,460
21,330	SPS Commerce, Inc.*	1,660,967
4,640	Tyler Technologies, Inc.*	1,617,318
9,740	WEX, Inc.*	1,353,568
8,310	Zebra Technologies Corp., Class A*	2,097,943

		30,306,963

Materials — 4.92%
12,130	AptarGroup, Inc.	1,373,116
12,480	Balchem Corp.	1,218,422

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2020

Shares		Value
19,160	HB Fuller Co.	$877,145
11,740	Reliance Steel & Aluminum Co.	1,197,950

		4,666,633

Real Estate — 0.97%
7,690	CoreSite Realty Corp., REIT	914,187

Total Common Stocks		93,914,370

(Cost $70,654,679)

Investment Company — 1.02%
967,416	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	967,416

Total Investment Company		967,416

(Cost $967,416)

Total Investments		$94,881,786
(Cost $71,622,095)(b) — 100.11%

Liabilities in excess of other assets — (0.11)%		(103,678)

NET ASSETS — 100.00%		$94,778,108

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2020

Shares		Value
Common Stocks — 97.80%
Communication Services — 3.73%
98,401	Glu Mobile, Inc.*	$755,227
91,362	Gray Television, Inc.*	1,258,055

		2,013,282

Consumer Discretionary — 14.65%
68,867	Delta Apparel, Inc.*	981,355
227,700	Destination XL Group, Inc.*	58,655
27,700	G-III Apparel Group Ltd.*	363,147
15,550	Grand Canyon Education, Inc.*	1,243,067
20,753	Lakeland Industries, Inc.*	410,909
32,564	Malibu Boats, Inc., Class A*	1,613,872
10,020	MasterCraft Boat Holdings, Inc.*	175,250
61,410	Perdoceo Education Corp.*	751,658
32,820	Tilly’s, Inc., Class A	197,905
44,690	Universal Electronics, Inc.*	1,686,601
149,265	ZAGG, Inc.*	417,942

		7,900,361

Consumer Staples — 1.95%
13,980	John B Sanfilippo & Son, Inc.	1,053,812

Energy — 0.74%
58,980	Par Pacific Holdings, Inc.*	399,295

Financials — 16.85%
27,680	Allegiance Bancshares, Inc.	646,881
26,400	Amerisafe, Inc.	1,514,304
144,831	Compass Diversified Holdings LP	2,760,479
17,700	First Bancorp/Southern Pines, NC	370,461
33,650	German American Bancorp, Inc.	913,261
14,933	Heritage Financial Corp.	274,618
16,676	Mercantile Bank Corp.	300,501
27,630	Northrim BanCorp, Inc.	704,289
14,880	Preferred Bank/Los Angeles, CA	477,946
22,710	Stock Yards Bancorp, Inc.	773,048
11,300	Triumph Bancorp, Inc.*	351,882

		9,087,670

Health Care — 2.59%
52,240	Lantheus Holdings, Inc.*	661,881
18,830	Surmodics, Inc.*	732,675

		1,394,556

Industrials — 29.73%
245,250	ACCO Brands Corp.	1,422,450
26,300	Air Transport Services Group, Inc.*	659,078

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2020

Shares		Value
8,830	Allied Motion Technologies, Inc.	$364,502
11,530	Barrett Business Services, Inc.	604,633
11,108	Casella Waste Systems, Inc., Class A*	620,382
28,880	CBIZ, Inc.*	660,486
76,072	Columbus McKinnon Corp.	2,517,983
58,398	Ducommun, Inc.*	1,922,462
16,890	Ennis, Inc.	294,562
33,016	Greenbrier Cos., Inc. (The)	970,670
22,190	Harsco Corp.*	308,663
29,460	Insteel Industries, Inc.	550,902
35,810	Lydall, Inc.*	592,297
19,099	Marten Transport Ltd.	311,696
19,000	Northwest Pipe Co.*	502,740
16,993	NV5 Global, Inc.*	896,721
42,789	Patrick Industries, Inc.	2,461,223
14,699	Willdan Group, Inc.*	374,972

		16,036,422

Information Technology — 18.43%
114,850	AXT, Inc.*	702,882
22,540	Cohu, Inc.	387,237
130,400	Mitek Systems, Inc.*	1,661,296
35,360	Model N, Inc.*	1,247,501
39,400	Napco Security Technologies, Inc.*	925,900
15,513	Novanta, Inc.*	1,634,139
19,362	PC Connection, Inc.	795,004
52,506	Sapiens International Corp. NV	1,605,633
880	Tyler Technologies, Inc.*	306,733
26,515	Vishay Precision Group, Inc.*	671,360

		9,937,685

Materials — 4.30%
73,759	FutureFuel Corp.	838,640
28,737	Koppers Holdings, Inc.*	600,891
17,510	UFP Technologies, Inc.*	725,264
28,078	Universal Stainless & Alloy Products, Inc.*	154,148

		2,318,943

Real Estate — 3.30%
20,200	Community Healthcare Trust, Inc., REIT	944,552
61,800	UMH Properties, Inc., REIT	836,772

		1,781,324

Utilities — 1.53%
21,340	Unitil Corp.	824,578

Total Common Stocks		52,747,928

(Cost $37,424,419)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2020

Shares		Value
Exchange Traded Funds — 1.53%
6,100	iShares Nasdaq Biotechnology	$826,001

Total Exchange Traded Funds		826,001

(Cost $663,979)

Investment Company — 0.49%
262,212	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	262,212

Total Investment Company		262,212

(Cost $262,212)

Total Investments		$53,836,141
(Cost $38,350,610) — 99.82%

Other assets in excess of liabilities — 0.18%		96,440

NET ASSETS — 100.00%		$53,932,581

*	Non-income producing security.
(a)	Affiliated investment.

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2020

Shares		Value
Common Stocks — 99.16%
Communication Services — 4.48%
66,560	Glu Mobile, Inc.*	$510,848
67,498	Gray Television, Inc.*	929,447
16,980	Nexstar Media Group, Inc., Class A	1,527,011
38,368	Vonage Holdings Corp.*	392,505

		3,359,811

Consumer Discretionary — 18.23%
2,080	Cavco Industries, Inc.*	375,045
15,820	Core-Mark Holding Co., Inc.	457,673
2,730	Deckers Outdoor Corp.*	600,627
346,302	Destination XL Group, Inc.*	89,207
6,980	Fox Factory Holding Corp.*	518,823
32,490	G-III Apparel Group Ltd.*	425,944
18,449	Grand Canyon Education, Inc.*	1,474,813
6,200	Helen of Troy Ltd.*	1,199,824
15,560	LCI Industries	1,653,873
39,367	Malibu Boats, Inc., Class A*	1,951,029
65,280	Perdoceo Education Corp.*	799,027
71,270	Taylor Morrison Home Corp.*	1,752,529
34,910	Tilly’s, Inc., Class A	210,507
46,401	Universal Electronics, Inc.*	1,751,174
154,474	ZAGG, Inc.*	432,527

		13,692,622

Consumer Staples — 2.07%
86,400	Hostess Brands, Inc.*	1,065,312
2,990	Medifast, Inc.	491,706

		1,557,018

Energy — 0.97%
44,100	Magnolia Oil & Gas Corp., Class A*	227,997
74,170	Par Pacific Holdings, Inc.*	502,131

		730,128

Financials — 12.41%
28,875	Amerisafe, Inc.	1,656,270
201,407	Compass Diversified Holdings LP	3,838,817
23,270	First Interstate BancSystem, Inc., Class A	741,150
9,820	Preferred Bank/Los Angeles, CA	315,418
7,804	South State Corp.	375,763
17,650	TCF Financial Corp.	412,304
19,070	TriCo Bancshares	467,024
27,440	TriState Capital Holdings, Inc.*	363,306
47,737	United Community Banks, Inc.	808,187
8,570	Wintrust Financial Corp.	343,229

		9,321,468

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2020

Shares		Value
Health Care — 12.35%
13,630	BioTelemetry, Inc.*	$621,255
27,822	Emergent BioSolutions, Inc.*	2,874,847
29,526	Globus Medical, Inc., Class A*	1,462,128
56,230	Lantheus Holdings, Inc.*	712,434
7,090	Masimo Corp.*	1,673,665
4,210	Omnicell, Inc.*	314,319
5,880	West Pharmaceutical Services, Inc.	1,616,412

		9,275,060

Industrials — 24.98%
367,931	ACCO Brands Corp.	2,134,000
18,810	Aerojet Rocketdyne Holdings, Inc.*	750,331
3,950	American Woodmark Corp.*	310,233
34,070	Arcosa, Inc.	1,502,146
99,149	Columbus McKinnon Corp.	3,281,832
79,982	Ducommun, Inc.*	2,633,007
15,940	EnerSys	1,069,893
37,944	Greenbrier Cos., Inc. (The)	1,115,554
37,810	Harsco Corp.*	525,937
35,958	Insteel Industries, Inc.	672,415
16,660	NV5 Global, Inc.*	879,148
63,387	Patrick Industries, Inc.	3,646,020
3,330	Trex Co., Inc.*	238,428

		18,758,944

Information Technology — 15.13%
7,420	Ambarella, Inc.*	387,176
35,770	AXT, Inc.*	218,912
3,420	Cabot Microelectronics Corp.	488,410
31,860	Cohu, Inc.	547,355
13,020	InterDigital, Inc.	742,921
91,809	Mitek Systems, Inc.*	1,169,647
25,378	MKS Instruments, Inc.	2,772,039
36,450	Model N, Inc.*	1,285,956
7,770	Novanta, Inc.*	818,492
28,640	Onto Innovation, Inc.*	852,899
13,490	SailPoint Technologies Holdings, Inc.*	533,799
24,975	Sapiens International Corp. NV	763,736
1,256	Tyler Technologies, Inc.*	437,791
13,400	Vishay Precision Group, Inc.*	339,288

		11,358,421

Materials — 3.38%
98,194	FutureFuel Corp.	1,116,466
12,260	Ingevity Corp.*	606,134
27,777	Koppers Holdings, Inc.*	580,817
42,931	Universal Stainless & Alloy Products, Inc.*	235,691

		2,539,108

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2020

Shares		Value
Real Estate — 4.23%
6,240	EastGroup Properties, Inc., REIT	$807,019
50,470	Physicians Realty Trust, REIT	903,918
28,130	STAG Industrial, Inc., REIT	857,684
44,810	UMH Properties, Inc., REIT	606,727

		3,175,348

Utilities — 0.93%
7,660	Southwest Gas Holdings, Inc.	483,346
4,050	Spire, Inc.	215,460

		698,806

Total Common Stocks		74,466,734

(Cost $52,551,831)

Exchange Traded Funds — 0.15%
600	iShares Nasdaq Biotechnology	81,246
210	iShares Russell 2000 Index Fund	31,456

Total Exchange Traded Funds		112,702

(Cost $83,017)

Investment Company — 0.80%
602,717	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	602,717

Total Investment Company		602,717

(Cost $602,717)

Total Investments		$75,182,153
(Cost $53,237,565) — 100.11%

Liabilities in excess of other assets — (0.11)%		(85,533)

NET ASSETS — 100.00%		$75,096,620

*	Non-income producing security.
(a)	Affiliated investment.

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund

September 30, 2020

Shares		Value
Common Stocks — 97.20%
Communication Services — 1.78%
3,100	AH Belo Corp., Class A	$4,371
11,800	AMC Entertainment Holdings, Inc., Class A	55,578
7,200	Cumulus Media, Inc., Class A*	38,664
44,050	DHI Group, Inc.*	99,553
53,000	Entercom Communications Corp., Class A	85,330
23,600	Entravision Communications Corp., Class A	35,872
35,000	Eros International Plc*	77,350
24,243	EW Scripps Co. (The), Class A	277,340
6,100	IDT Corp., Class B*	40,138
25,100	Marcus Corp. (The)	194,023
119,400	Point.360*,(a),(b),(c)	0
10,800	Reading International, Inc., Class A*	34,776
14,200	Saga Communications, Inc., Class A	282,296
39,150	Salem Media Group, Inc.	35,849
25,800	Spok Holdings, Inc.	245,358
39,700	Townsquare Media, Inc., Class A	185,002

		1,691,500

Consumer Discretionary — 22.34%
4,500	American Public Education, Inc.*	126,855
8,800	America’s Car-Mart, Inc.*	746,944
21,300	Anemostat Door Products*,(a),(b),(c)	0
21,300	Anemostat, Inc.*,(a),(b),(c)	0
14,200	At Home Group, Inc.*	211,012
6	AYRO, Inc.*	18
7,900	Bassett Furniture Industries, Inc.	108,072
6,820	BBX Capital Corp.	91,320
32,100	Beazer Homes USA, Inc.*	423,720
3	Biglari Holdings, Inc., Class B*	267
10,700	Boot Barn Holdings, Inc.*	301,098
3,227	Bowl America, Inc., Class A	31,786
30,030	Build-A-Bear Workshop, Inc.*	75,075
6,700	Caleres, Inc.	64,052
33,800	Carriage Services, Inc.	754,078
11,500	Cato Corp. (The), Class A	89,930
15,000	Century Casinos, Inc.*	82,200
27,803	Century Communities, Inc.*	1,176,901
4,200	Chuy’s Holdings, Inc.*	82,236
6,300	Citi Trends, Inc.	157,374
9,742	Clarus Corp.	137,557
90,400	Container Store Group, Inc. (The)*	561,384
4,200	Cooper-Standard Holdings, Inc.*	55,482
4,300	Core-Mark Holding Co., Inc.	124,399
17,800	Crown Crafts, Inc.	100,570
18,730	Culp, Inc.	232,627
16,100	Del Taco Restaurants, Inc.*	132,020

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2020

Shares		Value
30,200	Delta Apparel, Inc.*	$430,350
13,200	Duluth Holdings, Inc., Class B*	161,304
10,900	Ethan Allen Interiors, Inc.	147,586
17,900	Express, Inc.*	10,919
14,800	Flexsteel Industries, Inc.	355,200
8,000	Funko, Inc., Class A*	46,320
5,300	Genesco, Inc.*	114,162
28,630	Haverty Furniture Cos., Inc.	599,512
10,400	hhgregg, Inc.*	42
4,000	Hibbett Sports, Inc.*	156,880
18,700	Hooker Furniture Corp.	483,021
33,200	J Alexander’s Holdings, Inc.*	172,640
39,300	J. Jill, Inc.*	21,202
10,820	Johnson Outdoors, Inc., Class A	886,050
37,100	K12, Inc.*	977,214
23,500	Kid Brands, Inc.*	58
45,700	Lakeland Industries, Inc.*	904,860
10,700	Lands’ End, Inc.*	139,421
95,270	Lazare Kaplan International, Inc.*,(a),(b),(c)	0
7,900	La-Z-Boy, Inc.	249,877
7,500	Legacy Housing Corp.*	102,600
13,200	Lifetime Brands, Inc.	124,740
18,200	M/I Homes, Inc.*	838,110
32,870	MarineMax, Inc.*	843,773
7,500	McRae Industries, Inc., Class A	150,000
2,285	Mecklermedia Corp.*,(a),(b),(c)	0
21,300	Mestek, Inc.*	617,700
9,600	Modine Manufacturing Co.*	60,000
18,500	Movado Group, Inc.	183,890
1,500	Nathan’s Famous, Inc.	76,875
8,200	Nautilus, Inc.*	140,712
42,100	New Home Co., Inc. (The)*	229,024
10,300	Nobility Homes, Inc.	236,900
41,000	Orleans Homebuilders, Inc.*,(a),(b),(c)	0
6,400	RCI Hospitality Holdings, Inc.	130,560
28,400	Red Lion Hotels Corp.*	61,060
27,500	Rocky Brands, Inc.	682,825
35,000	Shiloh Industries, Inc.*	3,325
13,300	Sonic Automotive, Inc., Class A	534,128
13,800	Standard Motor Products, Inc.	616,170
2,100	Stoneridge, Inc.*	38,577
14,600	Strattec Security Corp.	290,540
40,939	Superior Group of Cos, Inc.	951,013
32,500	Superior Industries International, Inc.*	40,625
24,640	Taylor Morrison Home Corp.*	605,897
49,300	Tilly’s, Inc., Class A	297,279
8,060	TravelCenters of America, Inc.*	157,492
13,600	Tupperware Brands Corp.	274,176
25,900	Unifi, Inc.*	332,556

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2020

Shares		Value
30,000	Universal Travel Group*,(a),(b),(c)	$0
10,500	Vera Bradley, Inc.*	64,155
11,600	VOXX International Corp.*	89,204
3,200	Vulcan International Corp.*	454,400
1,397	Walking Co. Holdings, Inc. (The)*,(a),(b),(c)	0
11,000	Weyco Group, Inc.	177,870
14,900	ZAGG, Inc.*	41,720
22,500	Zovio, Inc.*	90,000

		21,261,491

Consumer Staples — 3.80%
3,500	Alico, Inc.	100,170
7,350	Andersons, Inc. (The)	140,899
17,515	Central Garden & Pet Co.*	699,374
8,300	e.l.f. Beauty, Inc.*	152,471
36	Hawaiian Macadamia Nut Orchards L.P.*	135,000
21,300	Ingles Markets, Inc., Class A	810,252
34,400	Natural Grocers by Vitamin Cottage, Inc.	339,184
20,300	Oil-Dri Corp. of America	726,131
25,140	SpartanNash Co.	411,039
4,300	Village Super Market, Inc., Class A	105,823

		3,620,343

Energy — 2.24%
45,500	Aegean Marine Petroleum Network, Inc.*,(a),(b),(c)	0
4,146	Amplify Energy Corp.	3,535
13,900	Ardmore Shipping Corp.	49,484
16	Basic Energy Services, Inc.*	3
5,300	Bonanza Creek Energy, Inc.*	99,640
1,240	Bristow Group, Inc.*	26,350
19,100	California Resources Corp.*	1,651
1,254	Callon Petroleum Co.*	6,044
9,200	CONSOL Energy, Inc.*	40,756
16,700	Contura Energy, Inc.*	122,244
8,200	Dorian LPG Ltd.*	65,682
23,000	Evolution Petroleum Corp.	51,520
18,500	Falcon Minerals Corp.	45,140
7,500	Global Partners LP	98,325
12,600	Goodrich Petroleum Corp.*	96,894
2,950	Harvest Natural Resources, Inc.*,(a),(b),(c)	0
8,200	Hornbeck Offshore Services, Inc.*,(a),(b),(c)	0
23,000	Montage Resources Corp.*	100,970
1,200	NACCO Industries, Inc., Class A	21,852
13,128	Natural Gas Services Group, Inc.*	110,932
13,100	Newpark Resources, Inc.*	13,755
63,600	North American Construction Group Ltd.	414,036
14,900	Panhandle Oil and Gas, Inc., Class A	21,307
4,700	Penn Virginia Corp.*	46,295
8,110	REX American Resources Corp.*	532,097

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2020

Shares		Value
1,230	Sanchez Midstream Partners L.P.*	$354
131	SilverBow Resources, Inc.*	515
15,400	Solaris Oilfield Infrastructure, Inc., Class A	97,636
2,200	Teekay Tankers Ltd., Class A*	23,848
18,880	W&T Offshore, Inc.*	33,984
289	Whiting Petroleum Corp.*	4,997

		2,129,846

Financials — 26.20%
39,150	Affirmative Insurance Holdings, Inc.*,(a),(b),(c)	0
44,850	AG Mortgage Investment Trust, Inc., REIT	123,786
3,100	American National Bankshares, Inc.	64,852
7,900	American River Bankshares	78,684
4,200	Ames National Corp.	70,938
30,700	Anworth Mortgage Asset Corp., REIT	50,348
5,968	Apollo Commercial Real Estate Finance, Inc., REIT	53,772
67,096	Arbor Realty Trust, Inc., REIT	769,591
49,900	Ares Commercial Real Estate Corp., REIT	456,086
2,200	Arlington Asset Investment Corp., Class A	6,248
101	Ashford, Inc.*	586
6,200	Atlantic Capital Bancshares, Inc.*	70,370
31,700	Banc of California, Inc.	320,804
12,400	Banco Latinoamericano de Comercio Exterior SA, Class E	150,660
25,400	Bancorp, Inc. (The)*	219,456
1,700	Bank First Corp.	99,790
4,100	Bankwell Financial Group, Inc.	58,015
4,928	Banner Corp.	158,977
4,500	Bar Harbor Bankshares	92,475
5,300	Baycom Corp.*	54,590
100,000	Beverly Hills Bancorp, Inc.*,(a),(b),(c)	0
15,000	Blucora, Inc.*	141,300
6,300	Blue Capital Reinsurance Holdings Ltd.	2,048
9,200	Bridgewater Bancshares, Inc.*	87,308
33,600	California First National Bancorp	529,200
1,500	Cambridge Bancorp	79,740
4,000	Capital City Bank Group, Inc.	75,160
38,000	Capitol Bancorp Ltd.*,(a),(b),(c)	0
6,900	Capstar Financial Holdings, Inc.	67,689
5,700	Central Valley Community Bancorp	70,395
1,300	Century Bancorp, Inc., Class A	85,462
40,697	Cherry Hill Mortgage Investment Corp., REIT	365,459
4,400	Citizens & Northern Corp.	71,456
71,550	Citizens, Inc.*	396,387
5,400	Civista Bancshares, Inc.	67,608
3,700	CNB Financial Corp.	55,019
101,200	Consumer Portfolio Services, Inc.*	333,960
2,189	Cowen Inc., Class A	35,615
800	Diamond Hill Investment Group, Inc.	101,056
15,777	Donegal Group, Inc., Class A	221,982

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2020

Shares		Value
3,944	Donegal Group, Inc., Class B	$45,356
11,900	Donnelley Financial Solutions, Inc.*	158,984
12,446	Dynex Capital, Inc., REIT	189,304
33,400	Ellington Residential Mortgage, REIT	370,740
41,100	Enova International, Inc.*	673,629
3,800	Enterprise Bancorp, Inc.	79,876
4,100	Equity Bancshares, Inc., Class A*	63,550
4,800	Esquire Financial Holdings, Inc.*	72,000
6,800	ESSA Bancorp, Inc.	83,844
6,900	Exantas Capital Corp., REIT	14,421
7,700	Farmers National Banc Corp.	84,084
18,817	FB Financial Corp.	472,683
15,800	Federal Agricultural Mortgage Corp., Class C	1,005,828
52,832	FedNat Holding Co.	333,898
4,200	First Bancorp, Inc.	88,536
4,800	First Business Financial Services, Inc.	68,592
1,800	First Capital, Inc.	100,890
5,100	First Choice Bancorp	67,779
3,800	First Community Bankshares, Inc.	68,590
9,400	First Financial Corp.	295,160
5,200	First Internet Bancorp	76,596
6,700	First Merchants Corp.	155,172
38,000	First Place Financial Corp.*,(a),(b),(c)	0
360	Flagstar Bancorp, Inc.	10,667
2,000	FS Bancorp, Inc.	82,000
6,900	FVCBankcorp, Inc.*	69,000
33,328	Great Ajax Corp., REIT	276,289
1,426	Great Western Bancorp, Inc.	17,754
3,600	Guaranty Bancshares, Inc.	89,604
6,200	Hallmark Financial Services, Inc.*	16,244
16,600	HCI Group, Inc.	818,214
29,270	Heritage Insurance Holdings, Inc.	296,212
1,458	Hilltop Holdings, Inc.	30,006
600	Hingham Institution for Savings, FOR	110,400
3,100	Home Bancorp, Inc.	74,865
6,040	HomeTrust Bancshares, Inc.	82,023
1,200	Houlihan Lokey, Inc.	70,860
5,300	Independent Bank Corp.	66,621
1,695	Independent Bank Group, Inc.	74,885
4,900	Investar Holding Corp.	62,818
4,934	Investors Title Co.	641,716
41,600	JMP Group LLC	105,248
16,500	Kansas City Life Insurance Co.	511,500
6,400	LCNB Corp.	87,360
11,000	Macatawa Bank Corp.	71,830
5,100	Malvern Bancorp, Inc.*	60,180
69,200	Manning & Napier, Inc.	295,484
28,890	Marlin Business Services Corp.	203,674

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2020

Shares		Value
13,000	Medley Management, Inc., Class A*	$7,566
6,500	Merchants Bancorp	128,115
5,700	Metropolitan Bank Holding Corp.*	159,600
5,500	MVB Financial Corp.	87,835
2,600	National Bankshares, Inc.	65,858
2,500	National Security Group, Inc. (The)	28,775
2,600	National Western Life Group, Inc., Class A	475,202
11,567	Nicholas Financial, Inc.*	84,092
65,520	Northwest Bancshares, Inc.	602,784
1,915	OceanFirst Financial Corp.	26,216
44,500	OFG Bancorp.	554,470
9,400	Old Second Bancorp, Inc.	70,453
11,400	Oppenheimer Holdings, Inc., Class A	254,448
6,200	Orchid Island Capital, Inc., REIT	31,062
7,900	Pacific Mercantile Bancorp*	29,388
5,500	Parke Bancorp, Inc.	65,670
5,700	PCSB Financial Corp.	68,799
20,800	PennyMac Financial Services, Inc.	1,208,896
21,000	Peoples Bancorp, Inc.	400,890
2,400	Peoples Financial Services Corp.	83,424
7,300	Piper Sandler Cos.	532,900
6,600	Premier Financial Bancorp, Inc.	71,280
65,304	Premier Financial Corp.	1,017,110
17,400	Protective Insurance Corp., Class B	228,462
15,900	Provident Financial Holdings, Inc.	189,210
6,920	Provident Financial Services, Inc.	84,424
5,900	RBB Bancorp	66,906
15,781	Ready Capital Corp., REIT	176,747
30,100	Regional Management Corp.*	501,466
3,050	S&T Bancorp, Inc.	53,954
9,000	Safety Insurance Group, Inc.	621,810
7,100	Shore Bancshares, Inc.	77,958
4,400	Sierra Bancorp	73,876
7,400	Silvergate Capital Corp., Class A*	106,560
7,126	Simmons First National Corp., Class A	112,983
5,200	SmartFinancial, Inc.	70,668
6,200	South Plains Financial, Inc.	76,942
638	South State Corp.	30,720
2,700	Southern First Bancshares, Inc.*	65,205
3,200	Southern Missouri Bancorp, Inc.	75,456
7,500	Southern National Bancorp of Virginia, Inc.	65,100
5,300	Spirit of Texas Bancshares, Inc.*	59,148
11,900	Sterling Bancorp, Inc.	35,819
10,600	Stewart Information Services Corp.	463,538
3,800	Territorial Bancorp, Inc.	76,874
4,100	Timberland Bancorp, Inc.	73,800
3,200	Unico American Corp.*	16,960
19,000	United Western Bancorp, Inc.*,(a),(b),(c)	0
13,630	Walker & Dunlop, Inc.	722,390

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2020

Shares		Value
6,300	Waterstone Financial, Inc.	$97,587
4,800	West BanCorp Inc.	76,032
23,241	Western Asset Mortgage Capital Corp., REIT	47,412
5,200	Westwood Holdings Group, Inc.	57,928

		24,942,606

Health Care — 1.90%
30,600	Adeptus Health, Inc., Class A*,(a),(b),(c)	0
11,000	American Shared Hospital Services*	19,910
17,900	AngioDynamics, Inc.*	215,874
4,300	Computer Programs and Systems, Inc.	118,723
3,000	Cross Country Healthcare, Inc.*	19,470
12,550	CryoLife, Inc.*	231,799
5,300	Kewaunee Scientific Corp.	47,382
15,000	MedCath Corp.*,(a),(b),(c)	0
13,300	Meridian Bioscience, Inc.*	225,834
10,665	Option Care Health, Inc.*	142,591
14,800	OraSure Technologies, Inc.*	180,116
33,950	Triple-S Management Corp., Class B*	606,686

		1,808,385

Industrials — 21.58%
5,400	Acme United Corp.	124,352
3,000	Aegion Corp.*	42,390
8,400	Alamo Group, Inc.	907,452
4,383	Allied Motion Technologies, Inc.	180,930
56,600	Ameresco, Inc., Class A*	1,890,440
8,100	AMREP Corp.*	45,360
66,000	ARC Document Solutions, Inc.	59,400
2,300	Argan, Inc.	96,393
8,900	BlueLinx Holdings, Inc.*	191,617
29,500	CAI International, Inc.	812,135
34,400	CBIZ, Inc.*	786,728
8,774	CECO Environmental Corp.*	63,962
50,680	Celadon Group, Inc.*	269
10,678	Cenveo, Inc.*,(a),(b),(c)	0
2,400	Chicago Rivet & Machine Co.	51,840
660	Comfort Systems USA, Inc.	33,997
16,500	Commercial Vehicle Group, Inc.*	107,745
28,878	CompX International, Inc.	431,726
40,000	Costamare, Inc.	242,800
8,800	Covenant Transportation Group, Inc., Class A*	153,912
16,500	CPI Aerostructures, Inc.*	44,220
2,300	CRA International, Inc.	86,181
900	Douglas Dynamics, Inc.	30,780
28,500	Ducommun, Inc.*	938,220
13,100	Eastern Co. (The)	255,712
12,100	Encore Wire Corp.	561,682
40,740	Ennis, Inc.	710,506

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2020

Shares		Value
1,300	EnPro Industries, Inc.	$73,333
18,400	Espey Mfg. & Electronics Corp.	349,550
11,200	Federal Signal Corp.	327,600
19,900	Fly Leasing Ltd., ADR*	144,474
22,300	Foundation Building Materials, Inc.*	350,556
414	Genco Shipping & Trading Ltd.	2,857
6,780	Gibraltar Industries, Inc.*	441,649
5,580	Golden Ocean Group Ltd.	21,316
19,460	GP Strategies Corp.*	187,594
15,100	Graham Corp.	192,827
10,610	Greenbrier Cos., Inc. (The)	311,934
33,200	Griffon Corp.	648,728
3,400	Hurco Cos., Inc.	96,560
5,500	Insteel Industries, Inc.	102,850
1,930	Kadant, Inc.	211,567
1,100	Kimball International, Inc., Class B	11,594
1,808	Kratos Defense & Security Solutions, Inc.*	34,858
16,200	LS Starrett Co. (The), Class A*	47,790
10,200	LSC Communications, Inc.*	418
44,250	LSI Industries, Inc.	298,687
21,200	Lydall, Inc.*	350,648
52,680	Marten Transport Ltd.	859,738
16,700	Mesa Air Group, Inc.*	49,265
29,499	Miller Industries, Inc.	901,784
16,000	Mistras Group, Inc.*	62,560
3,900	National Presto Industries, Inc.	319,254
14,600	NN, Inc.	75,336
3,500	Northwest Pipe Co.*	92,610
8,800	Orion Group Holdings, Inc.*	24,200
2,000	PAM Transportation Services, Inc.*	75,200
2	Paragon Shipping, Inc., Class A*	0
33,100	Park Aerospace Corp.	361,452
3,700	Park-Ohio Holdings Corp.	59,459
13,505	Patrick Industries, Inc.	776,808
1,700	Preformed Line Products Co.	82,824
12,500	Quad/Graphics, Inc.	37,875
13,600	Quanex Building Products Corp.	250,784
23,000	Radiant Logistics, Inc.*	118,220
25,000	RCM Technologies, Inc.*	34,750
7,800	Resources Connection, Inc.	90,090
14,400	Rush Enterprises, Inc., Class A	727,776
22,000	Safe Bulkers, Inc.*	22,660
3,200	Standex International Corp.	189,440
8,300	Sterling Construction Co., Inc.*	117,528
2,182	Team, Inc.*	12,001
26,400	Textainer Group Holdings Ltd.*	373,824
6,500	Titan Machinery, Inc.*	85,995
11,500	Twin Disc, Inc.*	58,190
7,400	USA Truck, Inc.*	69,930

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2020

Shares		Value
16,200	Vectrus, Inc.*	$615,600
5,900	Viad Corp.	122,897
8,600	Volt Information Sciences, Inc.*	12,126
3,000	VSE Corp.	91,920
7,700	Willdan Group, Inc.*	196,427
27,634	Willis Lease Finance Corp.*	509,847

		20,536,509

Information Technology — 7.53%
15,138	Alithya Group, Inc., Class A*	31,487
7,300	Bel Fuse, Inc., Class B	77,964
9,200	Clearfield, Inc.*	185,564
38,600	CMTSU Liquidation, Inc.*	46
25,400	CTS Corp.	559,562
6,900	CyberOptics Corp.*	219,696
25,600	Digi International, Inc.*	400,128
3,840	ePlus, Inc.*	281,088
40,800	Everi Holdings, Inc.*	336,600
2,100	Fabrinet*	132,363
10,200	Insight Enterprises, Inc.*	577,116
13,000	JinkoSolar Holding Co. Ltd., ADR*	516,880
26,100	Kimball Electronics, Inc.*	301,716
8,600	LGL Group, Inc. (The)*	76,712
9,200	Magal Security Systems Ltd.*	34,132
17,800	Methode Electronics, Inc.	507,300
9,883	Onto Innovation, Inc.*	294,316
17,615	Optical Cable Corp.*	54,430
27,000	PC Connection, Inc.	1,108,620
28,700	Perceptron, Inc.*	195,160
31,730	Photronics, Inc.*	316,031
5,300	Richardson Electronics Ltd.	22,101
60,100	SigmaTron International, Inc.*	188,113
4,269	Sykes Enterprises, Inc.*	146,043
25,600	TESSCO Technologies, Inc.	137,472
18,600	Vishay Precision Group, Inc.*	470,952

		7,171,592

Materials — 3.93%
43,290	American Vanguard Corp.	568,831
37,000	Blue Earth Refineries, Inc.*,(a),(b),(c)	0
4,229	Centerra Gold, Inc.	49,117
1,308	China Green Agriculture, Inc.*	3,270
8,200	Clearwater Paper Corp.*	311,108
8,400	Friedman Industries, Inc.	48,720
40,990	FutureFuel Corp.	466,056
4,300	Hawkins, Inc.	198,230
3,200	Haynes International, Inc.	54,688
2,600	Innospec, Inc.	164,632
9,500	Materion Corp.	494,285

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2020

Shares		Value
16,100	Olympic Steel, Inc.	$182,896
16,500	Rayonier Advanced Materials, Inc.*	52,800
4,900	Ryerson Holding Corp.*	28,077
1,100	Stepan Co.	119,900
15,000	Tecnoglass, Inc.	79,500
47,800	Trecora Resources*	293,492
24,900	Tredegar Corp.	370,263
2,600	UFP Technologies, Inc.*	107,692
7,800	Universal Stainless & Alloy Products, Inc.*	42,822
3,470	US Concrete, Inc.*	100,769

		3,737,148

Real Estate — 3.11%
10,800	Braemar Hotels & Resorts, Inc., REIT	27,000
37,100	Cedar Realty Trust, Inc., REIT	30,051
1	CIM Commercial Trust Corp., REIT	10
4,600	Community Healthcare Trust, Inc., REIT	215,096
7,300	CorEnergy Infrastructure Trust, Inc., REIT	42,632
1,800	CTO Realty Growth, Inc.	79,380
18,200	Farmland Partners, Inc., REIT	121,212
921	Forestar Group, Inc.*	16,302
2,300	FRP Holdings, Inc.*	95,841
11,342	Getty Realty Corp., REIT	295,005
8,800	Global Medical REIT, Inc.	118,800
12,900	Jernigan Capital, Inc., REIT	221,106
17,880	Monmouth Real Estate Investment Corp., REIT	247,638
34,256	One Liberty Properties, Inc., REIT	560,428
3,800	Rafael Holdings, Inc., Class B*	58,900
8,100	RE/MAX Holdings, Inc., Class A	265,113
17,400	RPT Realty, REIT	94,656
2,900	UMH Properties, Inc., REIT	39,266
8,000	Urstadt Biddle Properties, Inc., REIT, Class A	73,600
59,400	Whitestone, REIT	356,400

		2,958,436

Utilities — 2.79%
3,200	Artesian Resources Corp., Class A	110,304
508	California Water Service Group	22,073
6,385	Chesapeake Utilities Corp.	538,255
11,600	Middlesex Water Co.	720,940
8,100	SJW Group	492,966
19,926	Unitil Corp.	769,941

		2,654,479

Total Common Stocks		92,512,335

(Cost $92,051,496)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2020

Shares		Value
Exchange Traded Funds — 2.03%
21,350	iShares Russell Microcap Index Fund	$1,931,535

Total Exchange Traded Funds		1,931,535

(Cost $1,643,332)

Rights/Warrants — 0.00%
444	Basic Energy Services, Inc., Warrants, Expire 12/23/23*	7
724	Eagle Bulk Shipping, Inc., Warrants, Expire 10/15/21*	9
992	Genco Shipping & Trading Ltd., Warrants, Expire 7/9/21*	30
6,100	Media General, Inc. Rights, Expire 12/31/20*,(b),(c)	0
2,627	PHI Group, Inc., Warrants, Expire 9/4/22*,(b),(c)	0
1,136	Whiting Petroleum Corp., Warrants, Expire 12/31/25*	2,783
568	Whiting Petroleum Corp., Warrants, Expire 12/31/25*	1,335

Total Rights/Warrants		4,164

(Cost $161,705)

Principal Amount
Corporate Bonds — 0.00%
Financial — 0.00%
$1,947	Trenwick America Corp., 0.00%, *,(a),(b),(c)	0
1,302	Trenwick America Corp., 0.00%, *,(a),(b),(c)	0
		0

Total Corporate Bonds		0
(Cost $0)

Shares
Investment Company — 0.86%
813,949	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	813,949

Total Investment Company		813,949

(Cost $813,949)

Total Investments		$95,261,983
(Cost $94,670,482)(e) — 100.09%

Liabilities in excess of other assets — (0.09)%		(82,850)

NET ASSETS — 100.00%		$95,179,133

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2020

*	Non-income producing security.
(a)	Security delisted or issuer in bankruptcy.
(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliated investment.
(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Receipt

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund

September 30, 2020

Shares		Value
Common Stocks — 97.88%
Communication Services — 2.81%
53,327	Gray Television, Inc.*	$734,313
9,620	Nexstar Media Group, Inc., Class A	865,127

		1,599,440

Consumer Discretionary — 13.00%
6,850	Carter’s, Inc.	593,073
36,040	Dana, Inc.	444,013
43,880	G-III Apparel Group Ltd.*	575,267
7,480	Grand Canyon Education, Inc.*	597,951
3,830	Helen of Troy Ltd.*	741,181
10,580	Malibu Boats, Inc., Class A*	524,345
49,240	Perdoceo Education Corp.*	602,698
15,785	Steven Madden Ltd.	307,807
60,630	Taylor Morrison Home Corp.*	1,490,892
78,974	Tilly’s, Inc., Class A	476,213
16,050	Universal Electronics, Inc.*	605,727
156,150	ZAGG, Inc.*	437,220

		7,396,387

Consumer Staples — 3.46%
76,510	Hostess Brands, Inc.*	943,368
13,600	John B Sanfilippo & Son, Inc.	1,025,168

		1,968,536

Energy — 2.81%
65,010	Delek US Holdings, Inc.	723,561
128,920	Magnolia Oil & Gas Corp., Class A*	666,517
30,890	Par Pacific Holdings, Inc.*	209,125

		1,599,203

Financials — 22.90%
12,840	American Financial Group, Inc.	860,023
17,080	Amerisafe, Inc.	979,709
14,650	Columbia Banking System, Inc.	349,402
12,080	Community Bank System, Inc.	657,877
104,542	Compass Diversified Holdings LP	1,992,570
42,620	First Busey Corp.	677,232
17,260	Heritage Financial Corp.	317,411
25,440	Hilltop Holdings, Inc.	523,555
12,760	Independent Bank Group, Inc.	563,737
31,090	Mercantile Bank Corp.	560,242
13,137	Northrim BanCorp, Inc.	334,862
17,195	Pacific Premier Bancorp, Inc.	346,307
8,430	Reinsurance Group of America, Inc.	802,452
11,094	South State Corp.	534,176
18,930	Stock Yards Bancorp, Inc.	644,377
39,370	TCF Financial Corp.	919,683

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2020

Shares		Value
21,140	TriCo Bancshares	$517,719
57,920	United Community Banks, Inc.	980,586
17,510	WSFS Financial Corp.	472,245

		13,034,165

Health Care — 5.94%
5,760	BioTelemetry, Inc.*	262,541
11,832	Emergent BioSolutions, Inc.*	1,222,601
11,620	Globus Medical, Inc., Class A*	575,422
99,360	Invacare Corp.	747,187
45,300	Lantheus Holdings, Inc.*	573,951

		3,381,702

Industrials — 16.19%
180,919	ACCO Brands Corp.	1,049,330
15,640	Arcosa, Inc.	689,568
20,664	BMC Stock Holdings, Inc.*	885,039
11,740	Casella Waste Systems, Inc., Class A*	655,679
29,940	Columbus McKinnon Corp.	991,014
25,349	Ducommun, Inc.*	834,489
11,100	EnerSys	745,032
32,675	Greenbrier Cos., Inc. (The)	960,645
32,470	Harsco Corp.*	451,658
14,100	Kennametal, Inc.	408,054
33,619	Marten Transport Ltd.	548,662
17,350	Patrick Industries, Inc.	997,972

		9,217,142

Information Technology — 8.87%
70,500	AXT, Inc.*	431,460
10,400	Cohu, Inc.	178,672
6,930	MKS Instruments, Inc.	756,964
12,950	Model N, Inc.*	456,876
4,470	Novanta, Inc.*	470,870
26,330	Onto Innovation, Inc.*	784,107
18,437	PC Connection, Inc.	757,023
22,555	Sapiens International Corp. NV	689,732
44,770	Viavi Solutions, Inc.*	525,152

		5,050,856

Materials — 5.11%
80,620	FutureFuel Corp.	916,649
8,410	Kaiser Aluminum Corp.	450,692
21,089	Koppers Holdings, Inc.*	440,971
10,800	Reliance Steel & Aluminum Co.	1,102,032

		2,910,344

Real Estate — 11.62%
49,690	Apple Hospitality REIT, Inc.	477,521
181,470	Braemar Hotels & Resorts, Inc., REIT	453,675

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2020

Shares		Value
63,308	CatchMark Timber Trust, Inc., REIT, Class A	$565,340
19,420	Columbia Property Trust, Inc., REIT	211,872
11,389	Community Healthcare Trust, Inc., REIT	532,550
21,720	CubeSmart, REIT	701,773
71,400	DiamondRock Hospitality Co., REIT	361,998
4,230	EastGroup Properties, Inc., REIT	547,066
13,384	National Storage Affiliates Trust, REIT	437,791
35,860	Physicians Realty Trust, REIT	642,253
22,840	STAG Industrial, Inc., REIT	696,392
3,600	Terreno Realty Corp., REIT	197,136
58,001	UMH Properties, Inc., REIT	785,333

		6,610,700

Utilities — 5.17%
8,580	Portland General Electric Co.	304,590
21,030	Southwest Gas Holdings, Inc.	1,326,993
24,608	Spire, Inc.	1,309,146

		2,940,729

Total Common Stocks		55,709,204

(Cost $64,302,442)

Investment Company — 1.85%
1,053,910	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	1,053,910

Total Investment Company		1,053,910

(Cost $1,053,910)

Total Investments		$56,763,114
(Cost $65,356,352)(b) — 99.73%

Other assets in excess of liabilities — 0.27%		155,456

NET ASSETS — 100.00%		$56,918,570

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2020

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $70,654,679, $38,088,398 and $52,634,848, respectively)	$93,914,370	$53,573,929	$74,579,436
Affiliated investments (cost $967,416, $262,212 and $602,717, respectively)	967,416	262,212	602,717
Interest and dividend receivable	20,525	9,326	23,308
Receivable for capital shares issued	25,593	100	3,433
Receivable for investments sold	—	186,170	258,931
Prepaid expenses and other assets	32,575	23,288	31,717

Total Assets	94,960,479	54,055,025	75,499,542

Liabilities:
Foreign withholding tax payable	4,268	4,207	4,392
Payable for capital shares redeemed	6,276	3,943	127,596
Payable for investments purchased	—	16,039	121,615
Accrued expenses and other payables:
Investment advisory fees	74,413	33,937	70,913
Accounting fees	4,824	4,490	4,670
Audit fees	30,433	30,433	30,433
Trustees’ fees	203	163	417
Distribution fees	21,548	3	1,414
Custodian fees	1,211	957	1,808
Shareholder reports	9,233	10,686	14,282
Transfer agent fees	21,603	9,712	10,446
Other	8,359	7,874	14,936

Total Liabilities	182,371	122,444	402,922

Net Assets	$94,778,108	$53,932,581	$75,096,620

Net Assets Consists of:
Capital	$68,955,125	$34,814,315	$37,843,763
Accumulated earnings	25,822,983	19,118,266	37,252,857

Net Assets	$94,778,108	$53,932,581	$75,096,620

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2020

	RBC SMID Cap Growth Fund	RBC Enterprise Fund		RBC Small Cap Core Fund
Net Assets
Class A	$11,552,539		$552,730	$6,199,764
Class I	83,210,689		53,379,851	68,844,888
Class R6	14,880		N/A	51,968

Total	$94,778,108		$53,932,581	$75,096,620

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	916,587		37,742	234,491
Class I	5,650,579		3,441,479	2,461,009
Class R6	1,008		N/A	1,855

Total	6,568,174		3,479,221	2,697,355

Net Asset Values and Redemption Prices Per Share:
Class A(a)	$12.60		$14.65	$26.44

Class I	$14.73		$15.51	$27.97

Class R6	$14.76	$	N/A	$28.01

Maximum Offering Price Per Share:
Class A	$13.37		$15.54	$28.05

Maximum Sales Charge - Class A	5.75%		5.75%	5.75%

(a)

For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2020

	RBC Microcap Value Fund	RBC Small Cap Value Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $93,856,533 and $64,302,442, respectively)	$94,448,034	$55,709,204
Affiliated investments (cost $813,949 and $1,053,910, respectively)	813,949	1,053,910
Interest and dividend receivable	98,926	46,726
Receivable for capital shares issued	12,710	263,724
Prepaid expenses and other assets	24,313	29,427

Total Assets	95,397,932	57,102,991

Liabilities:
Foreign withholding tax payable	4,316	4,222
Payable for capital shares redeemed	65,507	92,220
Accrued expenses and other payables:
Investment advisory fees	63,687	23,031
Accounting fees	4,826	4,515
Audit fees	30,433	30,433
Trustees’ fees	265	270
Distribution fees	2,334	—
Custodian fees	122	808
Shareholder reports	16,569	8,792
Transfer agent fees	17,305	10,456
Other	13,435	9,674

Total Liabilities	218,799	184,421

Net Assets	$95,179,133	$56,918,570

Net Assets Consists of:
Capital	$88,442,822	$82,545,359
Accumulated earnings	6,736,311	(25,626,789)

Net Assets	$95,179,133	$56,918,570

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2020

	RBC Microcap Value Fund		RBC Small Cap Value Fund
Net Assets
Class A		$2,292,672	$	N/A
Class I		92,886,461		52,496,019
Class R6		N/A		4,422,551

Total		$95,179,133		$56,918,570

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A		107,451		N/A
Class I		4,350,805		5,334,566
Class R6		N/A		446,567

Total		4,458,256		5,781,133

Net Asset Values and Redemption Prices Per Share:
Class A(a)		$21.34	$	N/A

Class I		$21.35		$9.84

Class R6	$	N/A		$9.90

Maximum Offering Price Per Share:
Class A		$22.64	$	N/A

Maximum Sales Charge - Class A		5.75%		N/A

(a)

For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2020

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Investment Income:
Interest income	$14,461	$12,826	$15,768
Dividend income - unaffiliated	552,102	902,493	1,478,482
Dividend income - affiliated	14,479	8,457	15,776
Foreign tax withholding	—	(2,055)	(604)

Total Investment Income	581,042	921,721	1,509,422
Expenses:
Investment advisory fees	658,959	576,325	858,185
Distribution fees–Class A	29,390	1,640	16,603
Accounting fees	35,038	32,788	35,488
Audit fees	37,680	37,680	37,680
Custodian fees	3,363	4,144	7,890
Insurance fees	3,618	3,618	3,620
Legal fees	5,436	3,830	7,578
Registrations and filing fees	62,238	43,664	62,391
Shareholder reports	27,347	42,198	41,232
Transfer agent fees–Class A	25,213	5,588	14,731
Transfer agent fees–Class I	101,737	76,368	112,536
Transfer agent fees–Class R6	3,547	—	3,603
Trustees’ fees and expenses	5,163	3,503	6,498
Tax expense	4,360	4,134	4,818
Other fees	6,977	5,873	7,716

Total expenses before fee waiver/reimbursement	1,010,066	841,353	1,220,569
Expenses waived/reimbursed by:
Advisor	(208,759)	(184,123)	(295,311)

Net expenses	801,307	657,230	925,258

Net Investment Income (Loss)	(220,265)	264,491	584,164

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	2,935,567	5,037,188	24,432,805
Net change in unrealized appreciation/(depreciation) on investments	1,270,637	(12,123,140)	(26,257,538)

Net realized/unrealized gains/(losses)	4,206,204	(7,085,952)	(1,824,733)

Change in net assets resulting from operations	$3,985,939	$(6,821,461)	$(1,240,569)

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2020

	RBC Microcap Value Fund	RBC Small Cap Value Fund
Investment Income:
Interest income	$36,073	$10,844
Dividend income - unaffiliated	1,932,856	1,297,878
Dividend income - affiliated	29,592	10,809
Foreign tax withholding	(2,442)	(1,124)

Total Investment Income	1,996,079	1,318,407
Expenses:
Investment advisory fees	925,213	421,727
Distribution fees–Class A	7,016	—
Accounting fees	54,032	33,214
Audit fees	37,680	37,680
Custodian fees	3,190	6,606
Insurance fees	3,620	3,628
Legal fees	6,460	4,350
Registrations and filing fees	53,518	59,376
Shareholder reports	57,761	29,953
Transfer agent fees–Class A	12,045	—
Transfer agent fees–Class I	144,264	71,893
Transfer agent fees–Class R6	—	3,635
Trustees’ fees and expenses	5,894	3,435
Tax expense	3,284	4,320
Other fees	6,694	6,127

Total expenses before fee waiver/reimbursement	1,320,671	685,944
Expenses waived/reimbursed by:
Advisor	(213,680)	(176,965)

Net expenses	1,106,991	508,979

Net Investment Income	889,088	809,428

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) from investment transactions	6,854,265	(5,517,143)

Net change in unrealized depreciation on investments	(24,578,156)	(9,796,038)

Net realized/unrealized losses	(17,723,891)	(15,313,181)

Change in net assets resulting from operations	$(16,834,803)	$(14,503,753)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC SMID Cap Growth Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities
Operations:
Net investment loss	$(220,265)	$(269,213)
Net realized gains from investments	2,935,567	7,014,406
Net change in unrealized appreciation/(depreciation) on investments	1,270,637	(5,964,386)

Change in net assets resulting from operations	3,985,939	780,807

Distributions to Shareholders:
Class A	(997,220)	(985,499)
Class I	(6,014,675)	(5,713,741)
Class R6	(1,031)	(955)

Change in net assets resulting from shareholder distributions	(7,012,926)	(6,700,195)

Capital Transactions:
Proceeds from shares issued	36,761,501	15,720,473
Distributions reinvested	6,994,739	6,687,727
Cost of shares redeemed	(39,217,661)	(19,639,972)

Change in net assets resulting from capital transactions	4,538,579	2,768,228

Net increase/(decrease) in net assets	1,511,592	(3,151,160)
Net Assets:
Beginning of year	93,266,516	96,417,676

End of year	$94,778,108	$93,266,516

Share Transactions:
Issued	2,607,265	1,125,695
Reinvested	478,884	577,278
Redeemed	(2,850,825)	(1,381,438)

Change in shares resulting from capital transactions	235,324	321,535

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Enterprise Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities
Operations:
Net investment income/(loss)	$264,491	$(39,259)
Net realized gains from investments	5,037,188	4,661,242
Net change in unrealized depreciation on investments	(12,123,140)	(14,775,845)

Change in net assets resulting from operations	(6,821,461)	(10,153,862)

Distributions to Shareholders:
Class A	(51,458)	(142,776)
Class I	(4,545,146)	(8,792,654)

Change in net assets resulting from shareholder distributions	(4,596,604)	(8,935,430)

Capital Transactions:
Proceeds from shares issued	539,427	676,918
Distributions reinvested	4,204,758	8,231,031
Cost of shares redeemed	(8,302,754)	(7,422,671)

Change in net assets resulting from capital transactions	(3,558,569)	1,485,278

Net decrease in net assets	(14,976,634)	(17,604,014)
Net Assets:
Beginning of year	68,909,215	86,513,229

End of year	$53,932,581	$68,909,215

Share Transactions:
Issued	35,940	33,714
Reinvested	220,635	537,376
Redeemed	(500,160)	(397,569)

Change in shares resulting from capital transactions	(243,585)	173,521

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities
Operations:
Net investment income	$584,164	$156,232
Net realized gains from investments	24,432,805	8,284,197
Net change in unrealized depreciation on investments	(26,257,538)	(50,210,190)

Change in net assets resulting from operations	(1,240,569)	(41,769,761)

Distributions to Shareholders:
Class A	(371,626)	(928,473)
Class I	(6,238,305)	(20,302,793)
Class R6	(1,783)	(8,302)

Change in net assets resulting from shareholder distributions	(6,611,714)	(21,239,568)

Capital Transactions:
Proceeds from shares issued	11,184,277	18,862,361
Distributions reinvested	6,458,914	20,827,321
Cost of shares redeemed	(77,805,407)	(95,351,191)

Change in net assets resulting from capital transactions	(60,162,216)	(55,661,509)

Net decrease in net assets	(68,014,499)	(118,670,838)
Net Assets:
Beginning of year	143,111,119	261,781,957

End of year	$75,096,620	$143,111,119

Share Transactions:
Issued	385,723	607,712
Reinvested	199,802	794,304
Redeemed	(2,561,921)	(3,016,688)

Change in shares resulting from capital transactions	(1,976,396)	(1,614,672)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Microcap Value Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities
Operations:
Net investment income	$889,088	$1,299,432
Net realized gains from investments	6,854,265	6,777,595
Net change in unrealized depreciation on investments	(24,578,156)	(18,371,918)

Change in net assets resulting from operations	(16,834,803)	(10,294,891)

Distributions to Shareholders:
Class A	(216,383)	(524,523)
Class I	(7,334,605)	(11,298,153)

Change in net assets resulting from shareholder distributions	(7,550,988)	(11,822,676)

Capital Transactions:
Proceeds from shares issued	17,583,191	10,087,917
Distributions reinvested	6,833,581	10,646,818
Cost of shares redeemed	(21,368,994)	(18,732,119)

Change in net assets resulting from capital transactions	3,047,778	2,002,616

Net decrease in net assets	(21,338,013)	(20,114,951)
Net Assets:
Beginning of year	116,517,146	136,632,097

End of year	$95,179,133	$116,517,146

Share Transactions:
Issued	809,719	384,167
Reinvested	257,668	457,315
Redeemed	(998,463)	(720,720)

Change in shares resulting from capital transactions	68,924	120,762

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Value Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities
Operations:
Net investment income	$809,428	$1,071,608
Net realized losses from investments	(5,517,143)	(11,346,761)
Net change in unrealized depreciation on investments	(9,796,038)	(5,459,617)

Change in net assets resulting from operations	(14,503,753)	(15,734,770)

Distributions to Shareholders:
Class I	(767,953)	(3,592,109)
Class R6	(98,525)	(225,065)

Change in net assets resulting from shareholder distributions	(866,478)	(3,817,174)

Capital Transactions:
Proceeds from shares issued	30,112,909	58,236,591
Distributions reinvested	385,721	2,500,140
Cost of shares redeemed	(21,174,055)	(131,441,798)

Change in net assets resulting from capital transactions	9,324,575	(70,705,067)

Net decrease in net assets	(6,045,656)	(90,257,011)
Net Assets:
Beginning of year	62,964,226	153,221,237

End of year	$56,918,570	$62,964,226

Share Transactions:
Issued	2,734,159	5,045,518
Reinvested	29,182	244,503
Redeemed	(2,124,251)	(11,386,517)

Change in shares resulting from capital transactions	639,090	(6,096,496)

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/20	$13.04	(0.06)	0.72	—(b)	0.66	—	(1.10)	(1.10)	$ 12.60
Year Ended 9/30/19	14.39	(0.06)	(0.18)	—(b)	(0.24)	—	(1.11)	(1.11)	13.04
Year Ended 9/30/18	14.72	(0.07)	2.85	—(b)	2.78	—	(3.11)	(3.11)	14.39
Year Ended 9/30/17	13.92	(0.07)	1.91	—(b)	1.84	—	(1.04)	(1.04)	14.72
Year Ended 9/30/16	13.57	(0.06)	1.95	—(b)	1.89	—	(1.54)	(1.54)	13.92
Class I
Year Ended 9/30/20	$15.02	(0.03)	0.84	—(b)	0.81	—	(1.10)	(1.10)	$ 14.73
Year Ended 9/30/19	16.33	(0.04)	(0.16)	—	(0.20)	—	(1.11)	(1.11)	15.02
Year Ended 9/30/18	16.26	(0.04)	3.22	—(b)	3.18	—	(3.11)	(3.11)	16.33
Year Ended 9/30/17	15.24	(0.04)	2.10	—(b)	2.06	—	(1.04)	(1.04)	16.26
Year Ended 9/30/16	14.68	(0.03)	2.13	—(b)	2.10	—	(1.54)	(1.54)	15.24
Class R6
Year Ended 9/30/20	$15.05	(0.02)	0.83	—	0.81	—	(1.10)	(1.10)	$ 14.76
Year Ended 9/30/19	16.35	(0.03)	(0.16)	—	(0.19)	—	(1.11)	(1.11)	15.05
Year Ended 9/30/18	16.27	(0.04)	3.23	—	3.19	—	(3.11)	(3.11)	16.35
Period Ended 9/30/17(c)	15.30	(0.03)	2.04	—	2.01	—	(1.04)	(1.04)	16.27

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/20	4.90%		$11,553	1.07%		(0.45)%		1.37%		15%
Year Ended 9/30/19	0.41%		12,059	1.07%		(0.51)%		1.38%		17%
Year Ended 9/30/18	22.67%		12,966	1.07%		(0.53)%		1.40%		22%
Year Ended 9/30/17	14.18%		11,600	1.10%		(0.50)%		1.50%		18%
Year Ended 9/30/16	14.99%		12,106	1.10%		(0.43)%		1.46%		14%
Class I
Year Ended 9/30/20	5.27%		$83,211	0.82%		(0.20)%		1.03%		15%
Year Ended 9/30/19	0.62%		81,193	0.82%		(0.26)%		0.99%		17%
Year Ended 9/30/18	23.04%		83,437	0.82%		(0.28)%		0.98%		22%
Year Ended 9/30/17	14.40%		65,463	0.85%		(0.26)%		1.07%		18%
Year Ended 9/30/16	15.32%		86,067	0.85%		(0.18)%		1.05%		14%
Class R6
Year Ended 9/30/20	5.26%		$ 15	0.77%		(0.16)%		25.69%		15%
Year Ended 9/30/19	0.69%		14	0.77%		(0.21)%		27.43%		17%
Year Ended 9/30/18	23.09%		14	0.77%		(0.23)%		29.30%		22%
Period Ended 9/30/17	14.03	%(c)	11	0.80	%(d)	(0.22	)%(d)	50.53	%(d)	18%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Not annualized.
(d)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/20	$17.59	0.03	(1.70)	—(b)	(1.67)	—	(1.27)	(1.27)	$14.65
Year Ended 9/30/19	23.38	(0.05)	(3.17)	—	(3.22)	—	(2.57)	(2.57)	17.59
Year Ended 9/30/18	26.86	(0.13)	1.70	—(b)	1.57	—	(5.05)	(5.05)	23.38
Year Ended 9/30/17	21.49	(0.09)	5.68	—(b)	5.59	(0.01)	(0.21)	(0.22)	26.86
Year Ended 9/30/16	20.16	(0.07)	2.59	—(b)	2.52	—	(1.19)	(1.19)	21.49
Class I
Year Ended 9/30/20	$18.52	0.07	(1.79)	—(b)	(1.72)	(0.01)	(1.28)	(1.29)	$15.51
Year Ended 9/30/19	24.39	(0.01)	(3.29)	—(b)	(3.30)	—	(2.57)	(2.57)	18.52
Year Ended 9/30/18	27.74	(0.07)	1.77	—(b)	1.70	—	(5.05)	(5.05)	24.39
Year Ended 9/30/17	22.17	(0.03)	5.87	—(b)	5.84	(0.06)	(0.21)	(0.27)	27.74
Year Ended 9/30/16	20.77	(0.02)	2.66	—(b)	2.64	(0.05)	(1.19)	(1.24)	22.17

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/20	(10.85)%	$ 553	1.33%	0.19%	2.35%	25%
Year Ended 9/30/19	(11.52)%	787	1.33%	(0.28)%	2.13%	20%
Year Ended 9/30/18	6.79%	963	1.33%	(0.54)%	1.95%	15%
Year Ended 9/30/17	26.15%	1,445	1.33%	(0.39)%	1.96%	26%
Year Ended 9/30/16	13.31%	1,303	1.33%	(0.35)%	2.00%	11%
Class I
Year Ended 9/30/20	(10.64)%	$ 53,380	1.08%	0.44%	1.38%	25%
Year Ended 9/30/19	(11.35)%	68,122	1.08%	(0.05)%	1.30%	20%
Year Ended 9/30/18	7.08%	85,550	1.08%	(0.30)%	1.23%	15%
Year Ended 9/30/17	26.51%	89,379	1.08%	(0.11)%	1.28%	26%
Year Ended 9/30/16	13.56%	103,083	1.08%	(0.09)%	1.25%	11%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/20	$29.14	0.11	(1.27)	—	(1.16)	—	(1.54)	(1.54)	$26.44
Year Ended 9/30/19	39.96	(0.05)	(6.83)	—(b)	(6.88)	—	(3.94)	(3.94)	29.14
Year Ended 9/30/18	38.85	(0.12)	2.38	—	2.26	—	(1.15)	(1.15)	39.96
Year Ended 9/30/17	33.53	(0.04)	5.36	—(b)	5.32	—	—	—	38.85
Year Ended 9/30/16	28.55	(0.07)	5.46	—(b)	5.39	—	(0.41)	(0.41)	33.53
Class I
Year Ended 9/30/20	$30.70	0.17	(1.34)	—(b)	(1.17)	(0.02)	(1.54)	(1.56)	$27.97
Year Ended 9/30/19	41.71	0.03	(7.10)	—(b)	(7.07)	—	(3.94)	(3.94)	30.70
Year Ended 9/30/18	40.42	(0.02)	2.48	—	2.46	(0.01)	(1.16)	(1.17)	41.71
Year Ended 9/30/17	34.85	0.04	5.59	—(b)	5.63	(0.06)	—	(0.06)	40.42
Year Ended 9/30/16	29.61	—(b )	5.67	—(b)	5.67	(0.02)	(0.41)	(0.43)	34.85
Class R6
Year Ended 9/30/20	$30.72	0.15	(1.31)	—	(1.16)	(0.01)	(1.54)	(1.55)	$28.01
Year Ended 9/30/19	41.78	0.08	(7.20)	—	(7.12)	—	(3.94)	(3.94)	30.72
Year Ended 9/30/18	40.46	—(b )	2.47	—	2.47	—	(1.15)	(1.15)	41.78
Period Ended 9/30/17(c)	37.08	(0.11)	3.52	—	3.41	(0.03)	—	(0.03)	40.46

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets		Portfolio Turnover Rate**
Class A
Year Ended 9/30/20	(4.71)%		$ 6,200	1.15%		0.40%		1.55%		40%
Year Ended 9/30/19	(15.57)%		7,004	1.15%		(0.16)%		1.46%		28%
Year Ended 9/30/18	5.80%		12,012	1.15%		(0.29)%		1.37%		24%
Year Ended 9/30/17	15.87%		14,574	1.15%		(0.11)%		1.47%		29%
Year Ended 9/30/16	19.07%		12,960	1.15%		(0.23)%		1.47%		20%
Class I
Year Ended 9/30/20	(4.49)%		$ 68,845	0.90%		0.59%		1.18%		40%
Year Ended 9/30/19	(15.35)%		136,072	0.90%		0.10%		1.11%		28%
Year Ended 9/30/18	6.06%		249,678	0.90%		(0.05)%		1.05%		24%
Year Ended 9/30/17	16.18%		274,434	0.90%		0.10%		1.15%		29%
Year Ended 9/30/16	19.35%		244,713	0.90%		(0.01)%		1.13%		20%
Class R6
Year Ended 9/30/20	(4.46)%		$ 52	0.87%		0.52%		10.94%		40%
Year Ended 9/30/19	(15.46)%		35	0.87%		0.25%		11.85%		28%
Year Ended 9/30/18	6.10%		92	0.87%		(0.01)%		1.30%		24%
Period Ended 9/30/17(b)	9.21	%(c)	1,041	0.87	%(d)	(0.33	)%(d)	6.88	%(d)	29%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.
(c)	Not annualized.
(d)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/20	$26.52	0.14	(3.65)	—(b)	(3.51)	(0.23)	(1.44)	(1.67)	$21.34
Year Ended 9/30/19	31.95	0.23	(2.89)	—(b)	(2.66)	(0.21)	(2.56)	(2.77)	26.52
Year Ended 9/30/18	32.91	0.16	2.01	—(b)	2.17	(0.08)	(3.05)	(3.13)	31.95
Year Ended 9/30/17	29.05	0.09	5.45	—(b)	5.54	(0.07)	(1.61)	(1.68)	32.91
Year Ended 9/30/16	25.88	0.04	3.50	—(b)	3.54	(0.08)	(0.29)	(0.37)	29.05
Class I
Year Ended 9/30/20	$26.55	0.20	(3.65)	—(b)	(3.45)	(0.31)	(1.44)	(1.75)	$21.35
Year Ended 9/30/19	32.01	0.30	(2.91)	—	(2.61)	(0.29)	(2.56)	(2.85)	26.55
Year Ended 9/30/18	32.97	0.23	2.03	—(b)	2.26	(0.17)	(3.05)	(3.22)	32.01
Year Ended 9/30/17	29.10	0.17	5.46	—(b)	5.63	(0.15)	(1.61)	(1.76)	32.97
Year Ended 9/30/16	25.92	0.11	3.51	—(b)	3.62	(0.15)	(0.29)	(0.44)	29.10

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/20	(14.48)%	$ 2,293	1.32%	0.60%	1.80%	20%
Year Ended 9/30/19	(7.16)%	3,597	1.32%	0.86%	1.68%	9%
Year Ended 9/30/18	7.12%	6,477	1.32%	0.50%	1.64%	5%
Year Ended 9/30/17	19.32%	7,276	1.32%	0.31%	1.75%	9%
Year Ended 9/30/16	13.80%	9,136	1.32%	0.15%	1.76%	11%
Class I
Year Ended 9/30/20	(14.29)%	$ 92,886	1.07%	0.87%	1.27%	20%
Year Ended 9/30/19	(6.92)%	112,921	1.07%	1.12%	1.20%	9%
Year Ended 9/30/18	7.41%	130,155	1.07%	0.74%	1.18%	5%
Year Ended 9/30/17	19.62%	139,635	1.07%	0.56%	1.25%	9%
Year Ended 9/30/16	14.10%	141,313	1.07%	0.40%	1.24%	11%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 9/30/20	$12.24	0.15	(2.39)	—(b)	(2.24)	(0.16)	—	(0.16)	$ 9.84
Year Ended 9/30/19	13.63	0.11	(1.13)	—(b)	(1.02)	(0.09)	(0.28)	(0.37)	12.24
Year Ended 9/30/18	13.43	0.10	0.47	—(b)	0.57	(0.08)	(0.29)	(0.37)	13.63
Year Ended 9/30/17	11.33	0.06	2.31	—(b)	2.37	(0.05)	(0.22)	(0.27)	13.43
Year Ended 9/30/16	9.73	0.08	1.76	—(b)	1.84	(0.16)	(0.08)	(0.24)	11.33
Class R6
Year Ended 9/30/20	$12.31	0.16	(2.40)	—	(2.24)	(0.17)	—	(0.17)	$ 9.90
Year Ended 9/30/19	13.71	0.13	(1.15)	—	(1.02)	(0.10)	(0.28)	(0.38)	12.31
Year Ended 9/30/18	13.51	0.11	0.46	—	0.57	(0.08)	(0.29)	(0.37)	13.71
Period Ended 9/30/17(c)	12.26	0.06	1.41	—	1.47	—	(0.22)	(0.22)	13.51

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class I
Year Ended 9/30/20	(18.62)%		$ 52,496	0.85%		1.34%		1.15%		77%
Year Ended 9/30/19	(6.91)%		55,686	0.85%		0.95%		0.98%		52%
Year Ended 9/30/18	4.24%		144,979	0.91	%(b)	0.75%		0.99%		29%
Year Ended 9/30/17	21.10%		72,852	1.00%		0.48%		1.19%		35%
Year Ended 9/30/16	19.26%		6,127	1.00%		0.79%		2.71%		47%
Class R6
Year Ended 9/30/20	(18.56)%		$ 4,423	0.80%		1.40%		1.07%		77%
Year Ended 9/30/19	(6.89)%		7,278	0.80%		1.07%		0.95%		52%
Year Ended 9/30/18	4.22%		8,242	0.87	%(b)	0.83%		0.98%		29%
Period Ended 9/30/17(c)	12.10	%(d)	5,956	0.95	%(e)	0.56	%(e)	1.31	%(e)	35%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning July 2, 2018, the net operating expenses were contractually limited to 0.85% and 0.80% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2018.

(c)	For the period from November 21, 2016 (commencement of operations) to September 30, 2017.
(d)	Not annualized.
(e)	Annualized.

See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

– RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

– RBC Enterprise Fund (“Enterprise Fund”)

– RBC Small Cap Core Fund (“Small Cap Core Fund”)

– RBC Microcap Value Fund (“Microcap Value Fund”)

– RBC Small Cap Value Fund (“Small Cap Value Fund”)

The SMID Cap Growth and Small Cap Core Funds offer three share classes: Class A, Class R6 and Class I shares. The Enterprise and Microcap Value Funds offer two share classes: Class A and Class I shares. The Small Cap Value Fund offers Class I and Class R6 shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (”RBC GAM-US“ or ”Advisor“ or ”Co-Administrator“) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Standards:

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as

NOTES TO FINANCIAL STATEMENTS

Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

NOTES TO FINANCIAL STATEMENTS

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2020 is as follows:

Funds	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
SMID Cap Growth Fund	$94,881,786	(a)	$ —		$—	$94,881,786
Enterprise Fund	53,836,141	(a)	—		—	53,836,141
Small Cap Core Fund	75,182,153	(a)	—		—	75,182,153
Microcap Value Fund	94,447,741	(a)	814,242	(b)	—	95,261,983
Small Cap Value Fund	56,763,114	(a)	—		—	56,763,114

(a)	The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Portfolio Investments.

(b)	Represents securities in the Consumer Discretionary ($150,042), Consumer Staples ($135,000), and Financial ($529,200) sections of the Schedule of Portfolio Investments.

During the year ended September 30, 2020, the Funds, except Microcap Value Fund, recognized no transfers to/from Level 1 or Level 2. For Microcap Value Fund, securities were transferred from Level 2 to Level 1 in the amount of $1,177,100 since the trading market became active for the securities, and securities in the amount of $43 were transferred from Level 1 to Level 2 due to the absence of an active trading market. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

NOTES TO FINANCIAL STATEMENTS

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Microcap Value Fund

Common Stocks– (Financials)
Balance as of 9/30/19(value)	$16,968
Change in unrealized appreciation (depreciation)	(16,968)

Balance as of 9/30/20(value)	$—

The Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used may include assumptions regarding the particular security’s cash flow profile and potential defaults which may not be generally observable for either the security or for assets of a similar type. Significant changes in any of these assumptions may result in a lower or higher fair value.

Repurchase Agreements:

The Funds, except SMID Cap Growth Fund, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended September 30, 2020.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

NOTES TO FINANCIAL STATEMENTS

	Value September 30, 2019	Purchases	Sales	Value September 30, 2020	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
SMID Cap
Growth Fund	$1,040,102	$32,277,153	$32,349,839	$967,416	$14,479
Enterprise Fund	1,072,120	11,512,404	12,322,312	262,212	8,457
Small Cap Core Fund	540,071	34,415,131	34,352,485	602,717	15,776
Microcap Value Fund	3,404,692	24,613,831	27,204,574	813,949	29,592
Small Cap Value Fund	1,057,719	34,671,498	34,675,307	1,053,910	10,809

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (”REITs“) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, redesignation of distributions, basis adjustments on investments in passive foreign investment companies (PFICs) and partnerships.), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

NOTES TO FINANCIAL STATEMENTS

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
SMID Cap Growth Fund	$(277,047)	$277,047
Small Cap Core Fund	4,537,380	(4,537,380)

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%
Enterprise Fund	Up to $30 Million	1.00%
	Over $30 Million	0.90%
Small Cap Core Fund	All Net Assets	0.85%
Microcap Value Fund	All Net Assets	0.90%
Small Cap Value Fund	All Net Assets	0.70%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
SMID Cap Growth Fund	1.07%	0.82%	0.77%
Enterprise Fund	1.33%	1.08%	N/A
Small Cap Core Fund	1.15%	0.90%	0.87%
Microcap Value Fund	1.32%	1.07%	N/A
Small Cap Value Fund	N/A	0.85%	0.80%

This expense limitation agreement is in place until January 31, 2022, and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 12 months (3 years for the Small Cap Value Fund), provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

At September 30, 2020, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/18	FYE 9/30/19	FYE 9/30/20	Total
SMID Cap Growth Fund	$—	$—	$205,354	$205,354
Enterprise Fund	—	—	182,513	182,513
Small Cap Core Fund	—	—	293,408	293,408
Microcap Value Fund	—	—	209,104	209,104
Small Cap Value Fund	77,233	147,091	174,505	398,829

NOTES TO FINANCIAL STATEMENTS

There was no recoupment of expense reimbursements/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2020, the amount waived was $3,405, $1,610, $1,903, $4,576 and $2,460 for the SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive an administrative services fee. BNY Mellon receives a fee for its services payable by each Fund based in part on each Funds’ average net assets. BNY Mellon’s fee is included with ”Accounting fees“ in the Statements of Operations.

Certain officers and trustees of the Trust are affiliated with the Advisor or the Co-Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $63,000 ($68,000 effective October 1, 2020). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of the Class R6 Shares, the Advisor invested seed capital to provide the share class its initial investment assets. The table below shows, as of September 30, 2020, the Fund’s net assets, the shares of the Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
SMID Cap Growth Fund	$94,778,108	1,008	0.0%
Small Cap Core Fund	$75,096,620	334	0.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

NOTES TO FINANCIAL STATEMENTS

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2020, there were no fees waived by the Distributor.

For the year ended September 30, 2020, the Distributor received commissions of $902 front-end sales charges of Class A shares, of the Funds, of which $145 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2020.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2020 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$14,205,538	$16,815,837
Enterprise Fund	14,995,825	21,898,919
Small Cap Core Fund	39,861,452	105,718,547
Microcap Value Fund	19,805,273	20,052,958
Small Cap Value Fund	54,679,671	45,134,486

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, the Funds participate in a “commission recapture” program under which brokerage transactions are directed to Cowen and Company, LLC and its correspondent brokers. A portion of the commissions paid under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,477	$183,906	$3,154	$332,753
Distributions reinvested	990,664	984,818	48,391	134,860
Cost of shares redeemed	(1,172,769)	(1,080,072)	(157,042)	(378,090)

Change in Class A	$(64,628)	$88,652	$(105,497)	$89,523

Class I
Proceeds from shares issued	$36,644,024	$15,536,567	$536,273	$344,165
Distributions reinvested	6,003,044	5,701,954	4,156,367	8,096,171
Cost of shares redeemed	(38,044,892)	(18,559,900)	(8,145,712)	(7,044,581)

Change in Class I	$4,602,176	$2,678,621	$(3,453,072)	$1,395,755

Class R6
Distributions reinvested	$1,031	$955	$—	$—

Change in Class R6	$1,031	$955	$—	$—

Change in net assets resulting from capital transactions	$4,538,579	$2,768,228	$(3,558,569)	$1,485,278

SHARE TRANSACTIONS:
Class A
Issued	9,371	14,503	210	15,331
Reinvested	77,274	95,613	2,682	9,250
Redeemed	(95,161)	(85,864)	(9,926)	(20,997)

Change in Class A	(8,516)	24,252	(7,034)	3,584

Class I
Issued	2,597,894	1,111,192	35,730	18,383
Reinvested	401,541	481,584	217,953	528,126
Redeemed	(2,755,664)	(1,295,574)	(490,234)	(376,572)

Change in Class I	243,771	297,202	(236,551)	169,937

Class R6
Reinvested	69	81	—	—

Change in Class R6	69	81	—	—

Change in shares resulting from capital transactions	235,324	321,535	(243,585)	173,521

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,520,675	$1,285,452	$105,292	$168,741
Distributions reinvested	371,626	918,093	202,889	415,943
Cost of shares redeemed	(2,098,190)	(4,406,119)	(865,885)	(2,433,422)

Change in Class A	$(205,889)	$(2,202,574)	$(557,704)	$(1,848,738)

Class I
Proceeds from shares issued	$9,625,709	$17,549,245	$17,477,899	$9,919,176
Distributions reinvested	6,085,505	19,900,926	6,630,692	10,230,875
Cost of shares redeemed	(75,683,812)	(90,883,883)	(20,503,109)	(16,298,697)

Change in Class I	$(59,972,598)	$(53,433,712)	$3,605,482	$3,851,354

Class R6
Proceeds from shares issued	$37,893	$27,664	$—	$—
Distributions reinvested	1,783	8,302	—	—
Cost of shares redeemed	(23,405)	(61,189)	—	—

Change in Class R6	$16,271	$(25,223)	$—	$—

Change in net assets resulting from capital transactions	$(60,162,216)	$(55,661,509)	$3,047,778	$2,002,616

SHARE TRANSACTIONS:
Class A
Issued	59,759	43,610	4,786	6,293
Reinvested	12,097	36,724	7,642	17,844
Redeemed	(77,677)	(140,609)	(40,588)	(91,232)

Change in Class A	(5,821)	(60,275)	(28,160)	(67,095)

Class I
Issued	324,554	563,216	804,933	377,874
Reinvested	187,650	757,265	250,026	439,471
Redeemed	(2,483,489)	(2,873,827)	(957,875)	(629,488)

Change in Class I	(1,971,285)	(1,553,346)	97,084	187,857

Class R6
Issued	1,410	886	—	—
Reinvested	55	315	—	—
Redeemed	(755)	(2,252)	—	—

Change in Class R6	710	(1,051)	—	—

Change in shares resulting from capital transactions	(1,976,396)	(1,614,672)	68,924	120,762

NOTES TO FINANCIAL STATEMENTS

	Small Cap Value Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$29,841,772	$57,936,162
Distributions reinvested	287,196	2,275,076
Cost of shares redeemed	(19,325,040)	(130,759,096)

Change in Class I	$10,803,928	$(70,547,858)

Class R6
Proceeds from shares issued	$271,137	$300,429
Distributions reinvested	98,525	225,064
Cost of shares redeemed	(1,849,015)	(682,702)

Change in Class R6	$(1,479,353)	$(157,209)

Change in net assets resulting from capital transactions	$9,324,575	$(70,705,067)

SHARE TRANSACTIONS:
Class I
Issued	2,705,995	5,019,995
Reinvested	21,757	222,610
Redeemed	(1,944,121)	(11,329,093)

Change in Class I	783,631	(6,086,488)

Class R6
Issued	28,164	25,523
Reinvested	7,425	21,893
Redeemed	(180,130)	(57,424)

Change in Class R6	(144,541)	(10,008)

Change in shares resulting from capital transactions	639,090	(6,096,496)

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2020, the Funds did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2020, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
SMID Cap Growth Fund	$71,862,826	$27,475,633	$(4,456,673)	$23,018,960
Enterprise Fund	40,038,619	19,670,958	(5,873,436)	13,797,522
Small Cap Core Fund	57,357,332	28,017,593	(10,192,772)	17,824,821
Microcap Value Fund	94,849,208	34,309,692	(33,896,917)	412,775
Small Cap Value Fund	70,375,255	2,765,045	(16,377,186)	(13,612,141)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) mark to market adjustment, and cumulative partnership basis adjustment.

The tax character of distributions during the year ended September 30, 2020 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$7,012,926	$7,012,926	$7,012,926
Enterprise Fund	53,057	4,543,547	4,596,604	4,596,604
Small Cap Core Fund	91,801	6,519,913	6,611,714	6,611,714
Microcap Value Fund	1,332,269	6,218,719	7,550,988	7,550,988
Small Cap Value Fund	866,478	—	866,478	866,478

The tax character of distributions during the year ended September 30, 2019 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$6,700,195	$6,700,195	$6,700,195
Enterprise Fund	—	8,935,430	8,935,430	8,935,430
Small Cap Core Fund	—	21,239,568	21,239,568	21,239,568
Microcap Value Fund	1,290,895	10,531,781	11,822,676	11,822,676
Small Cap Value Fund	1,172,021	2,645,153	3,817,174	3,817,174

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

	SMID Cap Growth Fund	Enterprise Fund	Small Cap Core Fund	Microcap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$8,481	$662,480	$726,510	$479,793
Undistributed long term gain	2,966,796	5,312,263	18,765,556	5,597,026	—

Accumulated earnings	2,966,796	5,320,744	19,428,036	6,323,536	479,793
Accumulated capital loss carryforwards	—	—	—	—	(12,494,440)
Unrealized appreciation/ depreciation	23,018,960	13,797,522	17,824,821	412,775	(13,612,142)

Total Accumulated Earnings/(Losses)	$25,985,756	$19,118,266	$37,252,857	$6,736,311	$(25,626,789)

As of September 30, 2020, the Funds did not have any capital loss carryforwards for federal income tax purposes except Small Cap Value Fund had a short-term capital loss carryforward of $6,891,291 and a long-term capital loss carryforward of $5,603,149 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The SMID Cap Growth Fund had deferred qualified late-year ordinary losses of $162,773 which will be treated as arising on the first business day of the fiscal year ending September 30, 2021.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2020, the redemption fees collected by the Funds which are offset in the cost of shares redeemed on the Statements of Changes in Net Assets are as follows:

Redemption Fees
SMID Cap Growth Fund	$155
Enterprise Fund	23
Small Cap Core Fund	50
Microcap Value Fund	4,836

9. Soft Dollars:

Soft dollar arrangements and commission sharing arrangements (CSAs) are arrangements under which RBC GAM-US directs client brokerage transactions to a broker-dealer and obtains other products and services, such as research, in addition to trade execution. Federal securities laws permit a fund advisor

NOTES TO FINANCIAL STATEMENTS

to incur commission charges on behalf of a fund that are higher than another broker-dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM-US has a fiduciary duty to the shareholders of the Funds to seek the best execution for all of the Funds’ securities transactions. Fund Management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. During the year ended September 30, 2020, the Funds used soft dollar and commission sharing arrangements. Fund Management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Line of Credit

The Funds are participants in an uncommitted, unsecured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 31, 2021. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Fund participates in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2020. During the year ended September 30, 2020, the Funds did not utilize this line of credit.

11. Significant Risks

Shareholder concentration risk:

As of September 30, 2020, the following Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
SMID Cap Growth Fund	2	77.9%
Small Cap Core Fund	3	39.4%
Microcap Value Fund	1	25.2%

Significant transactions by these shareholders may impact the Funds’ performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

Industry and sector focus risk:

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

NOTES TO FINANCIAL STATEMENTS

12. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund (five of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 24, 2020

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended September 30, 2020, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
SMID Cap Growth Fund	0.00%
Enterprise Fund	100.00%
Small Cap Core Fund	100.00%
Microcap Value Fund	100.00%
Small Cap Value Fund	100.00%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2020 qualify for the corporate dividends received deduction:

Dividends Received Deduction
SMID Cap Growth Fund	0.00%
Enterprise Fund	100.00%
Small Cap Core Fund	100.00%
Microcap Value Fund	100.00%
Small Cap Value Fund	100.00%

For the year ended September 30, 2020, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
SMID Cap Growth Fund	0.00%
Enterprise Fund	20.85%
Small Cap Core Fund	6.76%
Microcap Value Fund	2.92%
Small Cap Value Fund	3.84%

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2020, the following Funds had a qualified short term gains percentage of:

Qualified Short-Term Gains
SMID Cap Growth Fund	0.00%
Enterprise Fund	0.00%
Small Cap Core Fund	100.00%
Microcap Value Fund	21.78%
Small Cap Value Fund	0.00%

Pursuant to Internal Revenue Code Section 852(b)(3), SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund reported $7,012,926, $5,758,998, $25,456,103, $6,474,915 and $0 respectively as long-term capital gain distributions for the year ended September 30, 2020.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (57)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (68)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

William B. Taylor (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (56)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (56)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer three share classes. These three share classes are the A, R6 and I classes.

Class A

Class A shares, offered by all Funds except Small Cap Value Fund, are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in SMID Cap Growth Fund, Small Cap Core Fund and Small Cap Value Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20–9/30/20	Annualized Expense Ratio During Period 4/1/20–9/30/20
SMID Cap Growth Fund
	Class A	$1,000.00	$1,277.90	$6.09	1.07%
	Class I	1,000.00	1,279.80	4.67	0.82%
	Class R6	1,000.00	1,279.00	4.39	0.77%
Enterprise Fund
	Class A	1,000.00	1,233.20	7.43	1.33%
	Class I	1,000.00	1,234.90	6.03	1.08%
Small Cap Core Fund
	Class A	1,000.00	1,330.00	6.70	1.15%
	Class I	1,000.00	1,331.90	5.25	0.90%
	Class R6	1,000.00	1,331.90	5.07	0.87%
Microcap Value Fund
	Class A	1,000.00	1,243.60	7.40	1.32%
	Class I	1,000.00	1,245.60	6.01	1.07%
Small Cap Value Fund
	Class I	1,000.00	1,156.30	4.58	0.85%
	Class R6	1,000.00	1,156.50	4.31	0.80%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20-9/30/20	Annualized Expense Ratio During Period 4/1/20-9/30/20
SMID Cap Growth Fund
	Class A	$1,000.00	$1,019.65	$5.40	1.07%
	Class I	1,000.00	1,020.90	4.14	0.82%
	Class R6	1,000.00	1,021.15	3.89	0.77%
Enterprise Fund
	Class A	1,000.00	1,018.35	6.71	1.33%
	Class I	1,000.00	1,019.60	5.45	1.08%
Small Cap Core Fund
	Class A	1,000.00	1,019.25	5.81	1.15%
	Class I	1,000.00	1,020.50	4.55	0.90%
	Class R6	1,000.00	1,020.65	4.39	0.87%
Microcap Value Fund
	Class A	1,000.00	1,018.40	6.66	1.32%
	Class I	1,000.00	1,019.65	5.40	1.07%
Small Cap Value Fund
	Class I	1,000.00	1,020.75	4.29	0.85%
	Class R6	1,000.00	1,021.00	4.04	0.80%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2020, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as their respective Morningstar categories. For several of the Funds, the Board also reviewed comparative information with respect to custom peer groups designed to align more closely with the Funds’ specific investment strategies.

The The Trustees recognized the strong research and fundamental analysis capabilities of the Advisor’s investment teams and their extensive portfolio management experience, as well as the Advisor’s effective trading, operational, and compliance structure and systems. The Trustees also reviewed information on the Advisor’s response to the COVID-19 pandemic and the measures taken to ensure that the services provided to the Funds were not impacted.

The Board then reviewed the performance of each Fund vs. relevant securities benchmarks and fund peer groups. It was noted that in most cases where a Fund had underperformed in comparison to its Morningstar category, the unfavorable performance comparison was generally the result of a Fund’s style characteristics not being in alignment with its assigned category.

The Trustees reviewed comparative advisory fee and expense information for each Fund, together with information regarding the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements. The Trustees noted that advisory fees and expense ratios were competitive and, in particular, that none of the Funds had total net expenses below the median of its peer group.

The Trustees also reviewed reports from the Advisor regarding its management of other investment client accounts with similar strategies, including the advisory fees paid and the reasons for differences in fees, which included liquidity management and matters related to mutual fund operations. The Trustees reviewed profitability data—including year-over-year variances—for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollar research. It was also noted that the Advisor does not receive any additional fee for its administrative services to the Funds.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it was in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and the expense limitation agreements for the Funds for

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2020.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ AR 09-20

Annual Report For the year ended September 30, 2020 U.S. Government Money Market Fund Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund. RBC®

	RBC Funds

About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov.

Table of	Letter from the Portfolio Managers	1
Contents	Money Market Portfolio Managers	3
	Performance Summary (Unaudited)	4
	Schedule of Portfolio Investments	6
	Financial Statements
	- Statements of Assets and Liabilities	29
	- Statements of Operations	31
	- Statements of Changes in Net Assets	32
	Financial Highlights	33
	Notes to Financial Statements	35
	Report of Independent Registered Public Accounting Firm	43
	Other Federal Income Tax Information (Unaudited)	44
	Management (Unaudited)	45
	Supplemental Information (Unaudited)	48
	Approval of Investment Advisory Agreements (Unaudited)	50

LETTER FROM THE PORTFOLIO MANAGERS

At RBC, we understand the high priority that our shareholders place on addressing their liquidity needs while striving to ensure their wealth is preserved. While there were many headwinds throughout the past year, the U.S. Government Money Market Fund (the “Fund”) continued to provide a solid financial solution for our shareholders.

The unprecedented turmoil that brought markets to the precipice at the end of March has given way to a tenuous recovery. The coronavirus pandemic and ensuing economic recovery are still largely ongoing. Markets have continued to rebound supported by the tailwinds of accommodative monetary policy and, now fading, fiscal stimulus. Equity markets have now recovered the losses initially experienced in March, but the rally appears to be losing steam entering the last quarter of 2020. In addition to the pandemic, market participants must now contend with the added uncertainty of a presidential election that is shaping up to be one of the most contentious in recent memory.

Uncertainty related to the coronavirus caused an exceptional flight to safety at the beginning of 2020 and interest rates across the yield curve plummeted. US Treasury rates remain at historic lows as the 12 month Treasury Bill yielded 12 basis point (bps) at the end of September. Rates further out the curve are also firmly below 1.00%, with the 10-year Treasury ending the third quarter at 0.68%. Lower rates are supported by the Federal Reserve’s (Fed’s) policies and muted expectations of future growth for the near future.

The Fed continues to be an important figure in supporting the economy and the smooth functioning of financial markets. Since cutting the Fed Funds rate to a range of 0-0.25%, officials have focused on launching various facilities aimed at providing support to hard hit segments of the market and acting as a lender of last resort. These programs have proven monumental in restoring calm to markets and helping to ensure that the economy will be able to weather the current crisis. In addition, the Fed has undertaken unlimited quantitative easing to support markets, expanding its balance sheet by nearly $3 trillion since March, to currently an amount over $7 trillion. At the most recent Federal Open Market Committee (FOMC) meeting in September, officials indicated through forward guidance that they expect to keep rates near zero through at least 2023. Fed Chairman Jerome Powell has emphasized that the US economy continues to face extraordinary uncertainty in the near term, and the Fed is committed to continued efforts to support the economy.

Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

Brandon T. Swensen, CFA

Vice President, Co-Head, U.S. Fixed Income.

RBC Global Asset Management (U.S.) Inc.

Brian Svendahl, CFA

Vice President, Co-Head, U.S. Fixed Income

RBC Global Asset Management (U.S.) Inc.

Past performance does not guarantee future results.

Opinions expressed are subject to change, not guaranteed, and not recommendations to buy or sell any security.

A basis point is a unit of measure equal to one one-hundredth of a percent.

1

LETTER FROM THE PORTFOLIO MANAGERS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2

MONEY MARKET PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”), serves as the investment advisor to the Fund. RBC GAM-US employs a team approach to the management of the U.S. Government Money Market Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM-US’s investment research and other money management resources.

Brandon T. Swensen, CFA

Vice President, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM-US’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and several cash management and core solutions. Brandon joined RBC GAM-US in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

Brandon T. Swensen, CFA

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM-US. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM-US’s government mandates. Brian joined RBC GAM-US in 2005 and most recently led the mortgage and government team before being promoted to Co-Head in 2012. Prior to joining RBC GAM-US, he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brian Svendahl, CFA

3

	PERFORMANCE SUMMARY (UNAUDITED)

Investment Objective

The U.S. Government Money Market Fund was managed to preserve principal. This means that the share price of the Fund held steady at $1.00. A consistent share price of $1.00 is expected for a money market mutual fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. These risks are more fully described in the prospectus.

			SEC 7-Day Annualized Yield
		Total Return for the Year Ended September 30, 2020	September 30, 2020	September 30, 2019
	RBC Institutional Class 1	0.83%	0.03%	1.76%
	RBC Institutional Class 2	0.71%	0.01%	1.67%
	RBC Investor Class	0.34%	0.01%	0.95%

	Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

4

PERFORMANCE SUMMARY (UNAUDITED)

Money Market Maturity Schedule		Asset Allocation
As a percentage of value of investments based on effective maturity as of September 30, 2020.

	U.S. Government Money Market Fund
Less than 8 days	73.1%
8 to 14 days	0.5%
15 to 30 days	3.2%
31 to 180 days	19.2%
Over 180 days	4.0%

5

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund

September 30, 2020

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 38.08%
Fannie Mae — 7.13%
$68,314,000	2.50%, 4/13/21	$69,152,702
9,501,000	1.50%, 11/30/20	9,501,343
81,824,000	1.38%, 2/26/21	82,197,303
41,227,000	1.25%, 5/6/21	41,484,791
2,132,344	(LIBOR USD 1-Month + 0.300%), 0.46%, 10/25/21(a)	2,131,085
25,000,000	(SOFR RATE + 0.120%), 0.19%, 3/16/21(a)	25,000,000
100,000,000	(SOFR RATE + 0.130%), 0.20%, 6/11/21(a)	100,014,060
200,000,000	(SOFR RATE + 0.190%), 0.26%, 5/27/22(a)	200,000,000
175,000,000	(SOFR RATE + 0.200%), 0.27%, 6/15/22(a)	175,000,000
75,000,000	(SOFR RATE + 0.200%), 0.27%, 5/9/22(a)	75,000,000
75,000,000	(SOFR RATE + 0.220%), 0.29%, 3/16/22(a)	75,000,000
150,000,000	(SOFR RATE + 0.230%), 0.30%, 5/6/22(a)	150,072,780
50,000,000	(SOFR RATE + 0.270%), 0.34%, 6/24/21(a)	50,000,000
50,000,000	(SOFR RATE + 0.300%), 0.37%, 9/24/21(a)	50,000,000
75,000,000	(SOFR RATE + 0.300%), 0.37%, 1/7/22(a)	75,000,000

		1,179,554,064

Federal Farm Credit — 7.74%
50,000,000	0.00%, 11/16/20(b)	49,979,556
50,000,000	0.00%, 12/8/20(b)	49,948,056
97,795,000	0.00%, 12/14/20(b)	97,688,458
50,000,000	0.00%, 1/4/21(b)	49,955,139
60,000,000	0.00%, 1/7/21(b)	59,921,600
13,178,000	3.65%, 12/21/20	13,273,066
25,000,000	1.38%, 10/9/20	25,004,702
50,000,000	0.15%, 5/26/21	49,987,881
75,000,000	0.18%, 6/23/21	74,987,656
35,000,000	(LIBOR USD 1-Month + 0.020%), 0.17%, 11/26/21(a)	35,000,000
25,000,000	(LIBOR USD 1-Month + 0.090%), 0.24%, 11/18/21(a)	25,000,000
50,000,000	(LIBOR USD 1-Month + 0.100%), 0.26%, 10/22/21(a)	50,000,000
50,000,000	(LIBOR USD 1-Month + 0.110%), 0.26%, 11/12/21(a)	50,000,000
50,000,000	(LIBOR USD 1-Month + 0.130%), 0.29%, 11/5/21(a)	50,000,000
30,000,000	(LIBOR USD 1-Month + 0.160%), 0.32%, 10/4/21(a)	30,000,000
25,000,000	(LIBOR USD 3-Month - 0.080%), 0.20%, 1/15/21(a)	24,999,909
25,000,000	(LIBOR USD 3-Month - 0.100%), 0.14%, 11/9/20(a)	25,000,000
50,000,000	(LIBOR USD 3-Month - 0.130%), 0.14%, 10/19/20(a)	49,999,924
15,000,000	(LIBOR USD 3-Month - 0.130%), 0.15%, 11/16/20(a)	14,999,846
25,000,000	(LIBOR USD 3-Month - 0.135%), 0.14%, 10/29/20(a)	24,999,891
5,000,000	(SOFR RATE + 0.065%), 0.14%, 8/20/21(a)	5,000,000
19,000,000	(SOFR RATE + 0.075%), 0.15%, 7/9/21(a)	19,000,000
14,000,000	(SOFR RATE + 0.080%), 0.15%, 3/10/22(a)	14,000,000
25,000,000	(SOFR RATE + 0.090%), 0.16%, 9/23/22(a)	25,000,000
38,000,000	(SOFR RATE + 0.100%), 0.17%, 1/5/21(a)	38,000,000
20,000,000	(SOFR RATE + 0.105%), 0.18%, 1/15/21(a)	20,000,000
5,000,000	(SOFR RATE + 0.120%), 0.19%, 3/18/21(a)	5,000,000
15,000,000	(SOFR RATE + 0.140%), 0.21%, 9/24/21(a)	15,000,000

6

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$10,000,000	(SOFR RATE + 0.145%), 0.22%, 7/28/22(a)	$10,000,000
16,700,000	(SOFR RATE + 0.190%), 0.26%, 10/15/21(a)	16,701,693
15,000,000	(SOFR RATE + 0.210%), 0.28%, 10/28/21(a)	15,000,000
150,000,000	(SOFR RATE + 0.280%), 0.35%, 10/1/21(a)	150,000,000
100,000,000	(SOFR RATE + 0.350%), 0.42%, 4/7/22(a)	100,000,000

		1,283,447,377

Federal Home Loan Banks — 20.36%
25,335,000	1.38%, 2/18/21	25,428,713
5,000,000	1.50%, 2/18/21	5,022,067
8,500,000	1.38%, 2/24/21	8,535,198
32,000,000	0.50%, 3/16/21	31,996,117
6,810,000	3.13%, 12/11/20	6,846,749
11,970,000	1.75%, 3/12/21	12,032,623
100,000,000	0.00%, 10/26/20(b)	99,979,167
50,000,000	0.00%, 10/30/20(b)	49,979,056
25,000,000	0.00%, 11/12/20(b)	24,984,833
12,500,000	0.00%, 11/17/20(b)	12,495,431
167,175,000	0.00%, 11/27/20(b)	167,115,281
315,000,000	0.00%, 12/15/20(b)	314,769,167
77,763,000	0.00%, 12/16/20(b)	77,710,467
50,000,000	0.00%, 12/23/20(b)	49,960,806
50,000,000	0.00%, 1/25/21(b)	49,916,222
100,000,000	0.00%, 3/22/21(b)	99,808,889
50,000,000	0.16%, 11/23/20	49,999,601
70,000,000	0.19%, 3/29/21	69,994,063
100,000,000	0.18%, 3/26/21	99,994,172
100,550,000	0.00%, 11/3/20(b)	100,536,635
254,400,000	0.00%, 11/4/20(b)	254,366,011
50,000,000	0.00%, 11/18/20(b)	49,990,000
50,000,000	0.15%, 10/22/20	49,999,798
75,000,000	0.15%, 12/7/20	74,997,487
150,000,000	0.16%, 4/5/21	149,990,408
50,000,000	0.12%, 10/28/20	49,999,903
75,000,000	0.11%, 1/25/21	74,998,271
75,000,000	0.10%, 12/1/20	74,999,849
150,000,000	0.12%, 6/4/21	149,988,443
63,000,000	0.12%, 1/11/21	63,000,529
100,000,000	0.12%, 7/16/21	99,995,092
15,000,000	0.00%, 10/20/20(b)	14,999,129
35,000,000	(LIBOR USD 3-Month - 0.105%), 0.15%, 2/12/21(a)	35,000,000
20,240,000	(LIBOR USD 3-Month - 0.135%), 0.10%, 12/18/20(a)	20,237,780
24,000,000	(SOFR RATE + 0.040%), 0.11%, 2/9/21(a)	24,000,000
19,000,000	(SOFR RATE + 0.050%), 0.12%, 1/22/21(a)	19,000,000
20,200,000	(SOFR RATE + 0.050%), 0.12%, 1/28/21(a)	20,199,649
50,000,000	(SOFR RATE + 0.055%), 0.13%, 5/14/21(a)	50,000,000
55,000,000	(SOFR RATE + 0.065%), 0.14%, 2/26/21(a)	55,000,000
30,000,000	(SOFR RATE + 0.065%), 0.14%, 12/21/21(a)	30,000,000

7

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 12,750,000	(SOFR RATE + 0.075%), 0.15%, 6/11/21(a)	$12,749,347
41,200,000	(SOFR RATE + 0.075%), 0.15%, 7/8/21(a)	41,198,845
41,000,000	(SOFR RATE + 0.075%), 0.15%, 7/23/21(a)	41,000,000
50,000,000	(SOFR RATE + 0.080%), 0.15%, 10/23/20(a)	50,000,000
65,000,000	(SOFR RATE + 0.085%), 0.16%, 9/10/21(a)	65,000,000
200,000,000	(SOFR RATE + 0.095%), 0.17%, 10/19/20(a)	200,000,000
27,000,000	(SOFR RATE + 0.100%), 0.17%, 12/23/20(a)	27,000,000
15,000,000	(SOFR RATE + 0.105%), 0.19%, 10/1/20(a)	15,000,000
20,000,000	(SOFR RATE + 0.110%), 0.18%, 3/25/21(a)	20,000,000
54,000,000	(SOFR RATE + 0.115%), 0.19%, 3/12/21(a)	54,000,532
40,000,000	(SOFR RATE + 0.135%), 0.21%, 6/4/21(a)	40,000,000
75,000,000	(SOFR RATE + 0.150%), 0.22%, 11/15/21(a)	75,000,000
17,000,000	(SOFR RATE + 0.170%), 0.24%, 4/9/21(a)	17,000,000

		3,375,816,330

Freddie Mac — 2.85%
21,456,000	2.38%, 2/16/21	21,621,308
150,000,000	(SOFR RATE + 0.140%), 0.21%, 12/10/21(a)	150,000,000
75,000,000	(SOFR RATE + 0.150%), 0.22%, 3/4/22(a)	74,978,291
150,000,000	(SOFR RATE + 0.190%), 0.26%, 6/2/22(a)	150,000,000
50,000,000	(SOFR RATE + 0.320%), 0.39%, 9/23/21(a)	50,000,000
25,000,000	(SOFR RATE + 0.320%), 0.39%, 9/23/21(a)	25,000,000

		471,599,599

Total U.S. Government Agency Backed Mortgages		6,310,417,370

(Cost $6,310,417,370)

U.S. Government Agency Obligations — 9.85%
Federal Farm Credit Bank — 0.30%
50,000,000	(LIBOR USD 3-Month - 0.140%), 0.16%, 10/1/20(a)	50,000,000

Freddie Mac — 2.33%
337,085,000	0.11%, 9/15/50(c),(d)	337,085,000
19,615,000	0.14%, 10/15/29(c),(d)	19,615,000
14,830,000	0.18%, 9/15/38(c),(d)	14,830,000
14,750,000	0.18%, 9/15/38(c),(d)	14,750,000

		386,280,000

U.S. International Development Finance Corp. — 7.22%
6,600,000	0.00%, 11/15/20(b)	6,712,886
37,500,000	0.00%, 11/17/20(b)	38,120,824
3,500,000	0.00%, 2/11/21(b)	3,500,000
4,200,000	0.00%, 4/9/21(b)	4,200,000
7,300,000	0.00%, 9/30/21(b)	7,300,000
12,150,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 11/15/22(a)	12,150,000
7,810,526	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 3/15/24(a)	7,810,526
614,035	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 3/15/24(a)	614,035
10,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 3/20/24(a)	10,000,000

8

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$10,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 3/20/24(a)	$10,000,000
3,750,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 5/15/24(a)	3,750,000
3,461,538	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 5/15/24(a)	3,461,538
3,409,091	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 5/15/24(a)	3,409,091
3,125,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 5/15/24(a)	3,125,000
9,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/15/25(a)	9,500,000
10,476,190	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 8/15/25(a)	10,476,190
10,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 8/15/25(a)	10,000,000
9,565,217	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 8/15/25(a)	9,565,217
8,333,333	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 8/15/25(a)	8,333,333
14,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 9/15/25(a)	14,000,000
21,896,625	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/10/25(a)	21,896,625
9,400,951	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/10/25(a)	9,400,951
2,554,606	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/10/25(a)	2,554,606
13,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 9/15/26(a)	13,000,000
9,750,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 9/15/26(a)	9,750,000
19,706,439	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/20/27(a)	19,706,439
10,125,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/20/27(a)	10,125,000
7,200,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/20/27(a)	7,200,000
6,255,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/20/27(a)	6,255,000
5,940,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/20/27(a)	5,940,000
5,400,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/20/27(a)	5,400,000
4,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/20/27(a)	4,500,000
14,100,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 8/13/27(a)	14,100,000
19,750,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 9/20/27(a)	19,750,000
8,650,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 9/30/27(a)	8,650,000
44,587,500	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 2/15/28(a)	44,587,500
11,420,360	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 2/15/28(a)	11,420,360
8,157,400	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 2/15/28(a)	8,157,400
6,199,624	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 2/15/28(a)	6,199,624
5,526,750	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 2/15/28(a)	5,526,750
5,302,310	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 2/15/28(a)	5,302,310
4,078,700	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 2/15/28(a)	4,078,700
9,338,515	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/15/28(a)	9,338,515
6,265,758	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/15/28(a)	6,265,758
22,750,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/20/28(a)	22,750,000
11,250,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 11/15/28(a)	11,250,000
18,500,000	(US Treasury Bill Yield 3-Month + 0.070%), 0.13%, 8/15/29(a)	18,500,000
9,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 8/15/29(a)	9,900,000
20,147,170	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 1/15/30(a)	20,147,170
59,850,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 3/15/30(a)	59,850,000
12,750,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 3/15/30(a)	12,750,000
13,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/30(a)	13,000,000
20,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 8/15/31(a)	20,000,000
1,181,657	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/28/32(a)	1,181,657
14,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 9/20/32(a)	14,500,000
1,258,940	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 12/15/33(a)	1,258,940

9

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 11,064,477	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/15/34(a)	$11,064,477
7,932,030	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 6/15/34(a)	7,932,030
6,103,040	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 3/30/37(a)	6,103,040
11,827,500	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/39(a)	11,827,500
4,710,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/39(a)	4,710,000
4,657,185	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/39(a)	4,657,185
4,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/39(a)	4,000,000
2,027,550	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/39(a)	2,027,550
24,286,500	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 7/7/40(a)	24,286,500
14,571,900	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 7/7/40(a)	14,571,900
14,329,035	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 7/7/40(a)	14,329,035
13,891,878	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 7/7/40(a)	13,891,878
10,195,473	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 7/7/40(a)	10,195,473
6,629,982	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 7/7/40(a)	6,629,982
4,371,570	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 7/7/40(a)	4,371,570
18,925,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/40(a)	18,925,000
13,030,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/40(a)	13,030,000
11,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/40(a)	11,500,000
8,205,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/40(a)	8,205,000
7,190,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/40(a)	7,190,000
7,095,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/40(a)	7,095,000
6,665,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/40(a)	6,665,000
5,200,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.13%, 10/15/40(a)	5,200,000
7,053,130	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 8/15/26(a)	7,053,130
35,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 1/20/27(a)	35,000,000
24,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 1/20/35(a)	24,000,000
19,100,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 1/20/35(a)	19,100,000
18,600,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 1/20/35(a)	18,600,000
18,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 1/20/35(a)	18,000,000
14,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 1/20/35(a)	13,999,976
8,400,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 1/20/35(a)	8,400,000
7,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 1/20/35(a)	7,900,000
5,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 1/20/35(a)	5,000,000
1,600,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 1/20/35(a)	1,600,000
25,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 4/20/35(a)	25,000,000
20,800,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 4/20/35(a)	20,800,000
20,600,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 4/20/35(a)	20,600,000
15,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 4/20/35(a)	15,500,000
14,950,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 4/20/35(a)	14,950,000
9,400,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 4/20/35(a)	9,400,000
8,700,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 4/20/35(a)	8,700,000
8,200,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 4/20/35(a)	8,200,000
7,300,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 4/20/35(a)	7,300,000
5,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.14%, 4/20/35(a)	5,000,000
8,541,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.15%, 5/15/30(a)	8,541,000
9,294,872	(US Treasury Bill Yield 3-Month + 0.000%), 0.15%, 10/15/32(a)	9,294,872
5,064,103	(US Treasury Bill Yield 3-Month + 0.000%), 0.15%, 11/15/33(a)	5,064,103
10,576,923	(US Treasury Bill Yield 3-Month + 0.000%), 0.15%, 6/15/34(a)	10,576,923

10

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 7,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.18%, 7/5/38(a)	$7,900,000
2,800,000	(US Treasury Bill Yield 3-Month + 0.000%), 0.18%, 7/5/38(a)	2,800,000

		1,196,910,069

Total U.S. Government Agency Obligations		1,633,190,069

(Cost $1,633,190,069)

U.S. Treasury Obligations — 5.28%
U.S. Treasury Bill — 2.57%
75,000,000	0.00%, 11/5/20(b)	74,990,083
100,000,000	0.00%, 11/19/20(b)	99,980,060
250,000,000	0.00%, 12/3/20(b)	249,925,406

		424,895,549

U.S. Treasury Notes — 2.71%
100,000,000	(3 Month US Treasury Bill Yield + 0.220%), 0.32%, 7/31/21(a)	99,971,316
50,000,000	1.63%, 10/15/20	50,000,407
50,000,000	1.75%, 12/31/20	50,016,725
50,000,000	1.75%, 11/15/20	50,008,391
50,000,000	2.50%, 12/31/20	50,108,421
50,000,000	2.75%, 11/30/20	50,090,091
100,000,000	2.88%, 10/31/20	100,100,707

		450,296,058

Total U.S. Treasury Obligations		875,191,607

(Cost $875,191,607)

11

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
Variable Rate Demand Note — 15.03%
Municipal Bonds — 15.03%
Alabama — 0.03%
$4,900,000	City of Hoover Royal Oaks Apartments Project Revenue, 0.14%, 9/1/34, (Credit Support: Freddie Mac), Callable 10/1/20 @ 100(d)	$4,900,000

Arizona — 0.63%
12,575,000	Maricopa County Industrial Development Authority Las Gardenias Apartments Revenue, Series A, 0.11%, 4/15/33, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	12,575,000
13,800,000	Maricopa County Industrial Development Authority San Martin Apartments Project Revenue, Series A, 0.11%, 6/15/35, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	13,800,000
900,000	Maricopa County Industrial Development Authority San Martin Apartments Project Revenue, Series A, 0.11%, 6/15/35, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	900,000
6,800,000	Maricopa County Industrial Development Authority San Remo Apartments Project Revenue, 0.11%, 9/15/35, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	6,800,000
14,220,000	Maricopa County Industrial Development Authority San Miguel Apartments Project Revenue, 0.11%, 6/15/36, (Credit Support: Fannie Mae)(d)	14,220,000
13,400,000	Maricopa County Industrial Development Authority San Lucas Apartments Project Revenue, 0.11%, 10/15/36, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	13,400,000
18,200,000	Maricopa County Industrial Development Authority San Clemente Apartments Project Revenue, 0.11%, 3/15/37, (Credit Support: Fannie Mae), Callable 10/1/20 @ 100(d)	18,200,000
10,160,000	Maricopa County Industrial Development Authority San Fernande Apartments Project Revenue, 0.11%, 5/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	10,160,000
14,000,000	Maricopa County Industrial Development Authority San Angelin Apartments Project Revenue, 0.11%, 5/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	14,000,000

		104,055,000

California — 2.11%
4,500,000	Abag Finance Authority for Nonprofit Corps. Reardon Heights Apartments Revenue, 0.11%, 5/15/38, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	4,500,000
10,375,000	Abag Finance Authority for Nonprofit Corps. Lakeside Village Apartments Revenue, Series A, 0.10%, 10/1/46, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	10,375,000
5,500,000	Anaheim Housing Authority Sage Park Project Revenue, Series A, 0.11%, 11/15/28, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	5,500,000
5,435,000	California Municipal Finance Authority Pacific Meadows Apartments Revenue, Series A, 0.10%, 10/1/47, (Credit Support: Freddie Mac), Callable 10/1/20 @ 100(d)	5,435,000

12

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$6,270,000	California Statewide Communities Development Authority Aegis Living Pleasant Hill Revenue, Series H, 0.11%, 7/1/27, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	$6,270,000
6,050,000	California Statewide Communities Development Authority RevenueMartin Luther Tower Revenue, Series D, 0.11%, 7/15/35, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	6,050,000
6,995,000	California Statewide Communities Development Authority Creekside at Meadow Park Revenue, 0.11%, 4/15/36, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	6,995,000
2,255,000	California Statewide Communities Development Authority Second Senior Apartments Revenue, 0.11%, 12/15/36, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	2,255,000
7,605,000	California Statewide Communities Development Authority Harmony Court Apartments Revenue, Series E, 0.11%, 1/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	7,605,000
3,100,000	California Statewide Communities Development Authority Wilshire Court Project Revenue, 0.11%, 5/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	3,100,000
9,300,000	California Statewide Communities Development Authority Bristol Apartments Revenue, Series Z, 0.10%, 8/1/37, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	9,300,000
12,700,000	California Statewide Communities Development Authority Wyndover Apartments Revenue, 0.11%, 11/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	12,700,000
6,350,000	California Statewide Communities Development Authority Vista Development Monte Project Revenue, 0.11%, 12/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	6,350,000
4,910,000	California Statewide Communities Development Authority Dublin Ranch Senior Apartments Revenue, Series G, 0.11%, 12/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	4,910,000
7,000,000	California Statewide Communities Development Authority Fairway Family Apartments Revenue, Series H, 0.11%, 12/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	7,000,000
19,890,000	California Statewide Communities Development Authority Belmont Project Revenue, Series F, 0.11%, 6/15/38, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	19,890,000
4,600,000	California Statewide Communities Development Authority 1030 Post Street Apartments Revenue, Series Y, 0.10%, 2/1/39, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	4,600,000
1,700,000	California Statewide Communities Development Authority Villages at Hesperia Revenue, Series C, 0.11%, 11/15/39, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	1,700,000
8,630,000	California Statewide Communities Development Authority Crossing Phase II Revenue, 0.11%, 7/15/40, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	8,630,000
3,400,000	California Statewide Communities Development Authority Crossing Apartments Revenue, Series I, 0.11%, 7/15/40, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	3,400,000

13

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$4,825,000	California Statewide Communities Development Authority Kelvin Courts Revenue, Series B, 0.18%, 6/15/51, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	$4,825,000
6,800,000	City of Escondido Via Roble Apartments Revenue, Series A, 0.11%, 11/15/36, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	6,800,000
7,175,000	City of San Jose Kennedy Apartment Homes Revenue, Series K, 0.11%, 12/15/35, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	7,175,000
7,400,000	City of San Jose Cinnabar Commons Revenue, Series C, 0.10%, 2/1/37, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	7,400,000
24,615,000	City of San Jose Almaden Family Apartments Project Revenue, Series D, 0.11%, 11/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	24,615,000
10,000,000	City of San Jose Las Ventanas Apartments Revenue, Series B, 0.10%, 7/1/38, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	10,000,000
3,200,000	City of Vacaville Sycamores Apartments Revenue, Series A, 0.11%, 5/15/29, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	3,200,000
1,000,000	County of Contra Costa Creekview Apartments Revenue, Series B, 0.10%, 7/1/36, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	1,000,000
16,000,000	County of Orange Wood Canyon Villas Revenue, Series I, 0.11%, 8/15/31, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	16,000,000
19,100,000	County of Orange Ladera Apartments Revenue, Series B, 0.11%, 8/15/34, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	19,100,000
2,300,000	County of San Bernardino Sycamore Terrace Revenue, Series A, 0.11%, 5/15/29, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	2,300,000
3,200,000	County of San Bernardino Evergreen Apartments Revenue, Series A, 0.11%, 5/15/29, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	3,200,000
1,300,000	County of San Bernardino Somerset Apartments Revenue, Series A, 0.11%, 5/15/29, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	1,300,000
25,630,000	Los Angeles Community Redevelopment Agency Promenade Towers Project Revenue, Series L, 0.13%, 4/1/30, (Credit Support: Freddie Mac), Callable 10/1/20 @ 100(d)	25,630,000
9,000,000	Sacramento County Housing Authority Ashford Heights Apartments Revenue, Series H, 0.11%, 12/15/39, (Credit Support: Fannie Mae), Callable 10/1/20 @ 100(d)	9,000,000
2,955,000	Sacramento Housing Authority Shenandoah Apartments Revenue, Series F, 0.11%, 9/15/36, (Credit Support: Fannie Mae), Callable 10/1/20 @ 100(d)	2,955,000
10,265,000	Sacramento Housing Authority Hurley Creek Senior Apartments Revenue, Series E, 0.11%, 8/1/39, (Credit Support: Federal Home Loan Mortgage), Callable 9/30/20 @ 100(d)	10,265,000

14

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$24,190,000	San Diego Housing Authority Vista Apartments Project Revenue, Series A, 0.11%, 2/15/38, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	$24,190,000
6,190,000	San Francisco City & County Redevelopment Agency Successor Agency Mercy Terrace Project Revenue, Series A, 0.11%, 6/15/35, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	6,190,000
28,725,000	Santa Cruz Redevelopment Agency Shaffer Road Apartments Revenue, Series A, 0.11%, 8/15/35, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	28,725,000

		350,435,000

Colorado — 0.15%
13,325,000	Lakewood Housing Authority Ridgemoor Apartments Project Revenue, Series A, 0.11%, 1/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	13,325,000
11,165,000	Lakewood Housing Authority Timberleaf Apartments Project Revenue, 0.11%, 7/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	11,165,000

		24,490,000

District of Columbia — 0.01%
1,900,000	District of Columbia Housing Finance Agency Park 7 Benning Revenue, 0.13%, 2/1/46, (Credit Support: Freddie Mac)(d)	1,900,000

Florida — 0.01%
2,270,000	Collier County Housing Finance Authority Brittany Bay Apartments Project Revenue, Series A, 0.17%, 7/15/34, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	2,270,000

Georgia — 0.03%
5,235,000	Atlanta Urban Residential Finance Authority West End Housing Development Project Revenue, Series W, 0.28%, 9/1/27, (Credit Support: Fannie Mae)(d)	5,235,000

Hawaii — 0.08%
12,860,000	Hawaii Housing Finance & Development Corp. Lokahi Kau Revenue, 0.11%, 12/1/41, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	12,860,000

Idaho — 0.06%
9,280,000	Idaho Housing & Finance Association Traditions at Boise Apartments Revenue, Series A, 0.10%, 9/1/44, Callable 9/30/20 @ 100(d)	9,280,000

Illinois — 0.19%
4,000,000	County of Lake Whispering Oaks Apartments Project Revenue, 0.13%, 11/1/45, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	4,000,000

15

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$17,900,000	Illinois Housing Development Authority Prairie Station Apartments Revenue, 0.11%, 3/15/37, (Credit Support: Fannie Mae), Callable 10/1/20 @ 100(d)	$17,900,000
9,460,000	Illinois Housing Development Authority Foxview I & II Apartments Revenue, 0.10%, 1/1/41, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	9,460,000

		31,360,000

Kentucky — 0.00%
390,000	Kentucky Housing Corp. Overlook Terraces Apartments Revenue, Series B, 0.47%, 11/15/40, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	390,000

Louisiana — 0.02%
3,705,000	Louisiana Public Facilities Authority Linlake Ventures Project Revenue, 0.10%, 1/1/37, (Credit Support: Freddie Mac), Callable 10/1/20 @ 100(d)	3,705,000

Maryland — 0.29%
39,265,000	Maryland Community Development Administration Multifamily Barrington Revenue, Series A, 0.11%, 6/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	39,265,000
4,750,000	Maryland Community Development Administration Multifamily Development Park View Revenue, Series B, 0.13%, 12/1/37, (Credit Support: Federal Home Loan Mortgage), Callable 10/1/20 @ 100(d)	4,750,000
3,985,000	Maryland Community Development Administration Multifamily Revenue, Series E, 0.13%, 3/1/41, (Credit Support: Freddie Mac), Callable 10/1/20 @ 100(d)	3,985,000

		48,000,000

Minnesota — 0.10%
4,310,000	City of Andover Presbyterian Homes Revenue, 0.14%, 11/15/33, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	4,310,000
12,935,000	City of Bloomington Presbyterian Homes Project Revenue, 0.14%, 7/1/38, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	12,935,000

		17,245,000

Nevada — 0.07%
11,615,000	Nevada Housing Division Multi Unit Housing Apache Project Revenue, Series A, 0.15%, 10/15/32, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	11,615,000

New York — 7.87%
5,620,000	Albany Industrial Development Agency South Mall Towers Project Revenue, Series A, 0.11%, 8/15/35, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	5,620,000
13,500,000	Nassau County Industrial Development Agency Clinton Plaza Housing Project Revenue, 0.14%, 9/1/34, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	13,500,000

16

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$29,400,000	New York City Housing Development Corp. Brittany Development Revenue, Series A, 0.12%, 6/15/29, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	$29,400,000
38,700,000	New York City Housing Development Corp. Lyric Development Revenue, Series A, 0.12%, 11/15/31, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	38,700,000
55,100,000	New York City Housing Development Corp. Revenue, Series A, 0.12%, 8/15/32, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	55,100,000
39,000,000	New York City Housing Development Corp. Westport Development Revenue, Series A, 0.12%, 6/15/34, (Credit Support: Fannie Mae), Callable 10/7/20 @ 100(d)	39,000,000
55,925,000	New York City Housing Development Corp. 90 Washington Street Revenue, Series A, 0.11%, 2/15/35, (Credit Support: Fannie Mae), Callable 10/7/20 @ 100(d)	55,925,000
53,900,000	New York City Housing Development Corp. Atlantic Court Apartment Revenue, Series A, 0.12%, 12/1/35, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	53,900,000
5,800,000	New York City Housing Development Corp. 90 West Street Revenue, Series B, 0.10%, 3/15/36, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	5,800,000
24,525,000	New York City Housing Development Corp. Rivereast Apartments Revenue, Series A, 0.15%, 12/1/36, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	24,525,000
34,900,000	New York City Housing Development Corp. Reniassance Revenue, Series A, 0.15%, 6/1/37, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	34,900,000
7,200,000	New York City Housing Development Corp. Louis Nine Boulevard Apartments Revenue, Series A, 0.14%, 6/15/37, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	7,200,000
6,800,000	New York City Housing Development Corp. West 21st Street Revenue, Series B, 0.10%, 11/15/37, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	6,800,000
4,800,000	New York City Housing Development Corp. White Plains Apartments Revenue, Series A, 0.12%, 3/1/38, (Credit Support: Federal Home Loan Mortgage), Callable 9/30/20 @ 100(d)	4,800,000
8,605,000	New York City Housing Development Corp. Lexington Courts Revenue, Series A, 0.12%, 12/1/39, (Credit Support: Freddie Mac), Callable 10/1/20 @ 100(d)	8,605,000
16,000,000	New York City Housing Development Corp. Markham Gardens Apartments Revenue, Series A, 0.12%, 1/1/40, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	16,000,000
8,445,000	New York City Housing Development Corp. Ocean Gate Revenue, Series A, 0.15%, 8/1/40, (Credit Support: Freddie Mac), Callable 10/1/20 @ 100(d)	8,445,000
26,200,000	New York City Housing Development Corp. 26th Street Development Revenue, Series A, 0.15%, 4/1/41, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	26,200,000

17

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$20,600,000	New York City Housing Development Corp. Lyric Development Revenue, Series B, 0.10%, 10/15/41, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	$20,600,000
22,465,000	New York City Housing Development Corp. Linden Plaza Revenue, Series A, 0.15%, 4/1/43, (Credit Support: Freddie Mac), Callable 10/1/20 @ 100(d)	22,465,000
13,700,000	New York City Housing Development Corp. Elliott Chelsea Development Revenue, Series A, 0.12%, 7/1/43, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	13,700,000
14,040,000	New York City Housing Development Corp. Bruckner Revenue, Series A, 0.11%, 11/1/48, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	14,040,000
19,760,000	New York City Housing Development Corp. Balton Revenue, Series A, 0.13%, 9/1/49, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	19,760,000
46,950,000	New York State Housing Finance Agency Union Square South Housing Revenue, 0.12%, 11/1/24, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	46,950,000
19,000,000	New York State Housing Finance Agency Revenue, Series A, 0.12%, 5/1/29, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	19,000,000
110,500,000	New York State Housing Finance Agency 240 East 39th Street Revenue, 0.12%, 5/15/30, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	110,500,000
11,000,000	New York State Housing Finance Agency 39 th Street Housing Revenue, Series A, 0.14%, 11/15/31, (Credit Support: Fannie Mae)(d)	11,000,000
13,100,000	New York State Housing Finance Agency 39 th Street Housing Revenue, Series A, 0.14%, 11/15/31, (Credit Support: Fannie Mae)(d)	13,100,000
12,000,000	New York State Housing Finance Agency 363 West 30th Street, Series A, 0.12%, 11/1/32, (Credit Support: Federal Home Loan Mortgage), Callable 9/30/20 @ 100(d)	12,000,000
10,000,000	New York State Housing Finance Agency Theater Row Revenue, Series A, 0.14%, 11/1/32, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	10,000,000
30,900,000	New York State Housing Finance Agency West 23rd Street Revenue, Series A, 0.11%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	30,900,000
6,000,000	New York State Housing Finance Agency West 23rd Street Revenue, Series A, 0.11%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	6,000,000
42,200,000	New York State Housing Finance Agency Revenue, Series E, 0.12%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	42,200,000
1,435,000	New York State Housing Finance Agency Revenue, Series B, 0.15%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	1,435,000
28,875,000	New York State Housing Finance Agency Revenue, Series A, 0.15%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	28,875,000

18

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$50,150,000	New York State Housing Finance Agency Revenue, Series A, 0.15%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	$50,150,000
4,240,000	New York State Housing Finance Agency Revenue, Series A, 0.11%, 5/1/35, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	4,240,000
89,500,000	New York State Housing Finance Agency 900 8th Avenue Revenue, Series A, 0.15%, 5/15/35, (Credit Support: Fannie Mae), Callable 10/7/20 @ 100(d)	89,500,000
56,700,000	New York State Housing Finance Agency Helena Housing Revenue, Series A, 0.15%, 5/15/36, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	56,700,000
42,000,000	New York State Housing Finance Agency Helena Housing Revenue, Series A, 0.15%, 5/15/36, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	42,000,000
4,900,000	New York State Housing Finance Agency North End Revenue, Series A, 0.10%, 11/15/36, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	4,900,000
2,600,000	New York State Housing Finance Agency Weyant Green Apartments, Series A, 0.14%, 5/15/37, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	2,600,000
5,800,000	New York State Housing Finance Agency Mccarthy Manor Apartments Revenue, Series A, 0.15%, 5/15/37, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	5,800,000
7,350,000	New York State Housing Finance Agency 10 Barclay Street Revenue, Series A, 0.10%, 11/15/37, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	7,350,000
6,900,000	New York State Housing Finance Agency 316 11th Avenue Revenue, Series B, 0.10%, 5/15/41, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	6,900,000
21,445,000	New York State Housing Finance Agency 600 West 42nd Street Revenue, Series A, 0.10%, 5/15/41, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	21,445,000
24,735,000	New York State Housing Finance Agency 600 West 42nd Street Revenue, Series A, 0.12%, 5/15/41, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	24,735,000
44,480,000	New York State Housing Finance Agency 600 West 42nd Street Revenue, 0.15%, 5/15/41, (Credit Support: Fannie Mae), Callable 9/30/20 @ 100(d)	44,480,000
2,200,000	New York State Housing Finance Agency 42nd Street Revenue, Series A, 0.09%, 11/1/41, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	2,200,000
4,000,000	New York State Housing Finance Agency 42nd Street Revenue, Series A, 0.09%, 11/1/41, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	4,000,000

19

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$69,605,000	New York State Housing Finance Agency 42nd & 10th Street Revenue, Series A, 0.11%, 11/1/41, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	$69,605,000
9,845,000	Ramapo Housing Authority Spring VY Homes Project Revenue, Series A, 0.11%, 12/15/38, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	9,844,999

		1,303,394,999

South Carolina — 0.05%
8,805,000	South Carolina State Housing Finance & Development Authority Franklin Square Revenue, 0.14%, 11/1/41, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	8,805,000

Tennessee — 0.03%
4,450,000	Shelby County Health Educational & Housing Facilities Board Providence Place Apartments Project Revenue, 0.11%, 12/15/42, (Credit Support: Fannie Mae), Callable 10/1/20 @ 100(d)	4,450,000

Texas — 0.94%
6,415,000	Harris County Housing Finance Corp. Cornerstone Apartments Revenue, 0.11%, 8/15/37, (Credit Support: Fannie Mae), Callable 10/13/20 @ 100(d)	6,415,000
10,300,000	Houston Housing Finance Corp. Little Nell Apartments Revenue, 0.11%, 1/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	10,300,000
8,070,000	Houston Housing Finance Corp. Mayfair Park Apartments Revenue, 0.11%, 4/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	8,070,000
12,495,000	Houston Housing Finance Corp. Regency Park Apartments Revenue, 0.11%, 5/15/41, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	12,495,000
12,035,000	Southeast Texas Housing Finance Corp. Piedmont Apartments Revenue, 0.11%, 8/15/39, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	12,035,000
7,365,000	Southeast Texas Housing Finance Corp. Wyndham Park Aparments Revenue, Series S, 0.11%, 7/15/41, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	7,365,000
6,415,000	Tarrant County Housing Finance Corp. Multifamily Gateway Apartments Revenue, 0.11%, 2/15/36, (Credit Support: Fannie Mae), Callable 10/1/20 @ 100(d)	6,415,000
7,450,000	Texas Department of Housing & Community Affairs Reading Revenue, Series A, 0.10%, 7/1/36, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	7,450,000
9,200,000	Texas Department of Housing & Community Affairs Chisholm Trails Apartments Revenue, 0.11%, 4/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	9,200,000
10,600,000	Texas Department of Housing & Community Affairs Bristol Apartments Revenue, 0.11%, 6/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	10,600,000
12,265,000	Texas Department of Housing & Community Affairs Pinnacle Apartments Revenue, 0.11%, 6/15/37, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	12,265,000

20

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$9,990,000	Texas Department of Housing & Community Affairs Pinnacle Apartments Revenue, 0.11%, 4/15/38, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	$9,990,000
5,280,000	Texas Department of Housing & Community Affairs St. Augustine Estate Revenue, 0.11%, 9/15/38, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	5,280,000
11,390,000	Texas Department of Housing & Community Affairs Idlewilde Apartments Revenue, 0.11%, 6/15/40, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	11,390,000
12,380,000	Texas Department of Housing & Community Affairs Lancaster Revenue, 0.11%, 7/15/40, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	12,380,000
2,500,000	Texas Department of Housing & Community Affairs Windshire Apartments Revenue, 0.11%, 1/15/41, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	2,500,000
11,275,000	Texas Department of Housing & Community Affairs West Oak Senior Apartments Revenue, Series W, 0.10%, 7/1/41, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	11,275,000

		155,425,000

Washington — 2.29%
8,715,000	Vancouver Housing Authority Multi Family Revenue, 0.13%, 12/1/38, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	8,715,000
1,230,000	Washington State Housing Finance Commission Rainer Court Project Revenue, Series B, 0.11%, 12/15/36, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	1,230,000
12,750,000	Washington State Housing Finance Commission Rainer Court Apartments Revenue, Series A, 0.11%, 12/15/36, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	12,750,000
7,535,000	Washington State Housing Finance Commission Vintage Richland Revenue, Series A, 0.11%, 1/15/38, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	7,535,000
15,750,000	Washington State Housing Finance Commission Everett Living Revenue, Series A, 0.11%, 1/15/38, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	15,750,000
10,790,000	Washington State Housing Finance Commission Merrill Gardens Renton Revenue, Series A, 0.11%, 8/1/38, (Credit Support: Fannie Mae), Callable 10/1/20 @ 100(d)	10,790,000
12,000,000	Washington State Housing Finance Commission Pinehurst Apartments Revenue, Series A, 0.11%, 3/15/39, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	12,000,000
12,730,000	Washington State Housing Finance Commission Eagles Landing Apartments Project, Series A, 0.11%, 8/15/39, (Credit Support: Fannie Mae), Callable 10/1/20 @ 100(d)	12,730,000
8,190,000	Washington State Housing Finance Commission Vintage Chehalis Revenue, 0.11%, 6/15/40, (Credit Support: Fannie Mae), Callable 10/1/20 @ 100(d)	8,190,000
17,970,000	Washington State Housing Finance Commission Echo Lake Senior Apartments Project Revenue, 0.11%, 7/15/40, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	17,970,000

21

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$ 9,985,000	Washington State Housing Finance Commission Barkley Ridge Apartments, Series A, 0.11%, 9/1/40, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	$9,985,000
17,640,000	Washington State Housing Finance Commission Merril Gardens University Village Revenue, Series A, 0.11%, 9/15/40, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	17,640,000
48,540,000	Washington State Housing Finance Commission Merril Gardens University Village Revenue, Series A, 0.11%, 4/15/41, (Credit Support: Fannie Mae), Callable 10/15/20 @ 100(d)	48,540,000
4,600,000	Washington State Housing Finance Commission Fairwinds Redmon Revenue, 0.11%, 7/1/41, (Credit Support: Federal Home Loan Bank), Callable 9/30/20 @ 100(d)	4,600,000
3,045,000	Washington State Housing Finance Commission Fairwinds Project Revenue, Series B, 0.11%, 7/1/41, (Credit Support: Federal Home Loan Bank), Callable 9/30/20 @ 100(d)	3,045,000
3,425,000	Washington State Housing Finance Commission Lodge at Eagle Ridge Revenue, Series B, 0.11%, 8/1/41, (Credit Support: East West Bank), Callable 9/30/20 @ 100(d)	3,425,000
9,485,000	Washington State Housing Finance Commission Lodge at Eagle Ridge Revenue, Series A, 0.11%, 8/1/41, (Credit Support: East West Bank), Callable 9/30/20 @ 100(d)	9,485,000
12,900,000	Washington State Housing Finance Commission Ballard Land Revenue, Series B, 0.11%, 12/15/41, (Credit Support: East West Bank), Callable 9/30/20 @ 100(d)	12,899,878
31,590,000	Washington State Housing Finance Commission Ballard Land Revenue, Series A, 0.11%, 12/15/41, (Credit Support: East West Bank), Callable 9/30/20 @ 100(d)	31,590,000
6,395,000	Washington State Housing Finance Commission Revenue, Series A, 0.11%, 8/1/44, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	6,395,000
33,795,000	Washington State Housing Finance Commission Urban Apartments Project Revenue, Series R, 0.10%, 7/1/47, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	33,795,000
5,540,000	Washington State Housing Finance Commission Draw Down Redmond Revenue, 0.10%, 11/1/47, (Credit Support: Federal Home Loan Bank), Callable 9/30/20 @ 100(d)	5,540,000
21,230,000	Washington State Housing Finance Commission Revenue, 0.10%, 8/1/49, (Credit Support: East West Bank), Callable 9/30/20 @ 100(d)	21,230,000
20,950,000	Washington State Housing Finance Commission Corner Apartments Revenue, 0.10%, 9/1/49, (Credit Support: East West Bank), Callable 9/30/20 @ 100(d)	20,950,000
9,705,000	Washington State Housing Finance Commission Inter Urban Revenue, 0.11%, 7/1/52, (Credit Support: Freddie Mac), Callable 9/30/20 @ 100(d)	9,705,000
33,000,000	Washington State Housing Finance Commission Seatac Apartments Revenue, Series P, 0.10%, 4/1/53, (Credit Support: Federal Home Loan Bank), Callable 9/30/20 @ 100(d)	33,000,000

		379,484,878

22

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
Wisconsin — 0.07%
$ 12,320,000	Public Finance Authority Brannan Park Revenue, 0.11%, 1/1/48, (Credit Support: East West Bank), Callable 9/30/20 @ 100(d)	$12,320,000

		2,491,619,877

Total Variable Rate Demand Note		2,491,619,877

(Cost $2,491,619,877)

Repurchase Agreements — 29.35%
625,000,000	Bank of Montreal, dated 9/30/20; due 10/1/20 at 0.08% with maturity value of $625,001,389 (fully collateralized by Ginnie Mae, Fannie Mae and Freddie Mac securities with maturity dates ranging from 7/15/32 to 10/1/50 at rates ranging from 0.00% to 4.50%, aggregate original par and fair value of $616,698,975 and $637,500,000 respectively)	625,000,000
100,000,000	Bank of Montreal, dated 9/14/20; due 1/15/21 at 0.13% with maturity value of $100,044,417 (fully collateralized by Freddie Mac security with a maturity date of 8/1/40 at a rate of 2.50%, original par and fair value of $97,905,837 and $102,000,000 respectively)	100,000,000
100,000,000	Bank of Montreal, dated 9/18/20; due 10/20/20 at 0.10% with maturity value of $100,008,889 (fully collateralized by Freddie Mac securities with maturity dates ranging from 3/1/49 to 12/1/49 at rates ranging from 3.00% to 4.50%, aggregate original par and fair value of $114,788,773 and $120,000,000 respectively)	100,000,000
100,000,000	Bank of Montreal, dated 9/18/20; due 10/20/20 at 0.10% with maturity value of $100,008,889 (fully collateralized by Ginnie Mae, Fannie Mae and Freddie Mac securities with maturity dates ranging from 4/1/48 to 10/15/60 at rates ranging from 2.36% to 5.00%, aggregate original par and fair value of $99,037,193 and $102,000,000 respectively)	100,000,000

	Total Value of Bank of Montreal, (collateral value of $961,500,000)	925,000,000

450,000,000	Barclays Capital, Inc., dated 9/30/20; due 10/1/20 at 0.06% with maturity value of $450,000,750 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 4/15/21 to 8/15/39 at rates ranging from 0.25% to 4.50%, aggregate original par and fair value of $426,537,900 and $459,000,059 respectively)	450,000,000

	Total Value of Barclays Capital, Inc., (collateral value of $459,000,059)	450,000,000

23

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$230,000,000	BNP Paribas Securities Corp., dated 9/30/20; due 10/1/20 at 0.01% with maturity value of $230,000,064 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 10/15/20 to 9/9/21 at rates of 0.00%, aggregate original par and fair value of $234,682,100 and $234,600,024 respectively)	$230,000,000
135,000,000	BNP Paribas Securities Corp., dated 9/30/20; due 10/1/20 at 0.06% with maturity value of $135,000,225 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 8/15/25 to 11/15/49 at rates ranging from 0.00% to 6.88%, aggregate original par and fair value of $142,647,964 and $137,700,066 respectively)	135,000,000

	Total Value of BNP Paribas Securities Corp., (collateral value of $372,300,090)	365,000,000

250,000,000	Citigroup Global Markets, Inc., dated 9/30/20; due 10/1/20 at 0.06% with maturity value of $250,000,417 (fully collateralized by Fannie Mae, Freddie Mac, Federal Home Loan Bank and Federal Farm Credit Bank securities with maturity dates ranging from 11/6/20 to 1/6/40 at rates ranging from 0.00% to 6.25%, aggregate original par and fair value of $209,069,500 and $255,000,189 respectively)	250,000,000
250,000,000	Citigroup Global Markets, Inc., dated 9/30/20; due 10/1/20 at 0.07% with maturity value of $250,000,486 (fully collateralized by U.S. Treasury security with a maturity date of 4/15/21 at a rate of 0.13%, original par and fair value of $232,331,800 and $255,000,106 respectively)	250,000,000
50,000,000	Citigroup Global Markets, Inc., dated 9/30/20; due 10/1/20 at 0.05% with maturity value of $50,000,069 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 5/15/37 to 2/15/39 at rates ranging from 3.50% to 5.00%, aggregate original par and fair value of $35,465,300 and $51,000,153 respectively)	50,000,000
25,500,000	Citigroup Global Markets, Inc., dated 9/29/20; due 10/6/20 at 0.07% with maturity value of $25,500,347 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 7/21/25 to 8/25/25 at rates of 0.38%, aggregate original par and fair value of $26,059,000 and $26,010,212 respectively)	25,500,000
25,000,000	Citigroup Global Markets, Inc., dated 9/24/20; due 10/1/20 at 0.04% with maturity value of $25,000,194 (fully collateralized by Federal Home Loan Bank, Fannie Mae and Freddie Mac securities with maturity dates ranging from 10/14/20 to 1/15/32 at rates of 0.00%, aggregate original par and fair value of $26,250,000 and $25,500,792 respectively)	25,000,000

24

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value
$25,000,000	Citigroup Global Markets, Inc., dated 9/24/20; due 10/1/20 at 0.03% with maturity value of $25,000,146 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 2/15/40 to 8/15/40 at rates ranging from 1.13% to 4.38%, aggregate original par and fair value of $25,523,597 and $25,500,001 respectively)	$25,000,000
23,000,000	Citigroup Global Markets, Inc., dated 9/29/20; due 10/6/20 at 0.06% with maturity value of $23,000,268 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 4/15/32 to 2/15/38 at rates ranging from 3.38% to 5.00%, aggregate original par and fair value of $15,080,200 and $23,460,080 respectively)	23,000,000

	Total Value of Citigroup Global Markets, Inc., (collateral value of $661,471,533)	648,500,000

325,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/20; due 10/1/20 at 0.08% with maturity value of $325,000,722 (fully collateralized by Ginnie Mae securities with maturity dates ranging from 10/20/47 to 8/20/49 at rates ranging from 3.00% to 3.50%, aggregate original par and fair value of $544,665,541 and $331,500,000 respectively)	325,000,000
200,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/20; due 10/7/20 at 0.07% with maturity value of $200,002,722 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 11/15/48 to 5/15/49 at rates ranging from 2.88% to 3.38%, aggregate original par and fair value of $140,830,300 and $204,000,100 respectively)	200,000,000
100,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/20; due 10/1/20 at 0.06% with maturity value of $100,000,167 (fully collateralized by U.S. Treasury security with a maturity date of 2/15/31 at a rate of 5.38%, original par and fair value of $68,714,900 and $102,000,106 respectively)	100,000,000
100,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/20; due 10/1/20 at 0.08% with maturity value of $100,000,222 (fully collateralized by U.S. Treasury security with a maturity date of 2/15/47 at a rate of 3.00%, original par and fair value of $74,397,200 and $102,000,049 respectively)	100,000,000
100,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/20; due 10/1/20 at 0.01% with maturity value of $100,000,028 (fully collateralized by U.S. Treasury security with a maturity date of 2/15/47 at a rate of 3.00%, original par and fair value of $74,397,200 and $102,000,049 respectively)	100,000,000

	Total Value of Credit Agricole Corporate and Investment Bank, (collateral value of $841,500,304)	825,000,000

25

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value

$700,000,000	Deutsche Bank Securities, dated 9/30/20; due 10/1/20 at 0.08% with maturity value of $700,001,556 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 11/19/20 to 5/15/39 at rates ranging from 0.00% to 4.25%, aggregate original par and fair value of $632,654,500 and $714,000,062 respectively)	$700,000,000

	Total Value of Deutsche Bank Securities, (collateral value of $714,000,062)	700,000,000

25,000,000	Federal Reserve, dated 9/30/20; due 10/1/20 at 0.00% with maturity value of $25,000,000 (fully collateralized by U.S. Treasury security with a maturity date of 2/15/40 at a rate of 4.63%, original par and fair value of $15,364,100 and $25,000,114 respectively)	25,000,000

	Total Value of Federal Reserve, (collateral value of $25,000,114)	25,000,000

175,000,000	Goldman Sachs & Co., dated 9/30/20; due 10/1/20 at 0.06% with maturity value of $175,000,292 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 12/1/21 to 9/1/50 at rates ranging from 2.00% to 7.50%, aggregate original par and fair value of $371,008,110 and $178,500,000 respectively)	175,000,000

	Total Value of Goldman Sachs & Co., (collateral value of $178,500,000)	175,000,000

125,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/20; due 10/1/20 at 0.05% with maturity value of $125,000,174 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 2/15/39 to 2/15/47 at rates ranging from 3.00% to 3.50%, aggregate original par and fair value of $91,038,900 and $127,500,007 respectively)	125,000,000
75,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/20; due 10/1/20 at 0.05% with maturity value of $75,000,104 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 11/15/24 to 8/15/29 at rates ranging from 6.13% to 7.50%, aggregate original par and fair value of $52,196,800 and $76,500,087 respectively)	75,000,000
50,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/20; due 10/1/20 at 0.07% with maturity value of $50,000,097 (fully collateralized by Fannie Mae security with a maturity date of 1/4/21 at a rate of 0.00%, original par and fair value of $51,017,000 and $51,000,011 respectively)	50,000,000

	Total Value of Merrill Lynch, Pierce, Fenner, Smith, (collateral value of $255,000,105)	250,000,000

26

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Principal Amount		Value

$200,000,000	TD Securities (USA), dated 9/29/20; due 10/6/20 at 0.08% with maturity value of $200,003,111 (fully collateralized by Freddie Mac security with maturity date of 3/25/24 at a rate of 0.38%, original par and fair value of $204,049,000 and $204,000,453 respectively)	$200,000,000

	Total Value of TD Securities (USA), (collateral value of $ 204,000,453)	200,000,000

150,000,000	Wells Fargo Securities, dated 9/30/20; due 10/1/20 at 0.06% with maturity value of $150,000,250 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 5/15/21 to 2/15/23 at rates ranging from 1.38% to 3.13%, aggregate original par and fair value of $148,790,400 and $153,000,082 respectively)	150,000,000
150,000,000	Wells Fargo Securities, dated 9/30/20; due 10/1/20 at 0.08% with maturity value of $150,000,333 (fully collateralized by Fannie Mae security with a maturity date of 9/1/50 at a rate of 2.00%, original par and fair value of $147,592,490 and $153,000,000 respectively)	150,000,000

	Total Value of Wells Fargo Securities, (collateral value of $ 306,000,082)	300,000,000

Total Repurchase Agreements		4,863,500,000

(Cost $4,863,500,000)

Total Investments		$16,173,918,923
(Cost $16,173,918,923)(e) — 97.59%

Other assets in excess of liabilities — 2.41%		398,658,990

NET ASSETS — 100.00%		$16,572,577,913

(a)	Floating rate note. Rate shown is as of report date.

(b)	Represents effective yield to maturity on date of purchase.

(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Tax cost of securities is equal to book cost of securities.

27

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2020

Abbreviations used are defined below:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

See Notes to the Financial Statements.

28

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2020
U.S. Government Money Market Fund
Assets:
Investments, at value (cost $11,310,418,923)	$11,310,418,923
Repurchase agreements, at value (cost $4,863,500,000)	4,863,500,000
Cash	394,917,711
Interest and dividend receivable	8,042,815
Prepaid expenses and other assets	84,300

Total Assets	16,576,963,749

Liabilities:
Foreign withholding tax payable	4,050
Distributions payable	150,942
Accrued expenses and other payables:
Investment advisory fees	1,342,551
Accounting fees	136,843
Audit fees	30,484
Trustees’ fees	7,061
Distribution fees	1,949,489
Custodian fees	43,212
Shareholder reports	112,634
Shareholder servicing fees	439,606
Transfer agent fees	24,577
Other	144,387

Total Liabilities	4,385,836

Net Assets	$16,572,577,913

Net Assets Consists of:
Capital	$16,572,507,384
Accumulated earnings	70,529

Net Assets	$16,572,577,913

29

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2020

U.S. Government Money Market Fund
Net Assets
RBC Institutional Class 1	$10,820,525,331
RBC Institutional Class 2	3,357,566,944
RBC Investor Class	2,394,485,638

Total	$16,572,577,913

Shares Outstanding (Unlimited number of shares authorized, no par value):
RBC Institutional Class 1	10,820,479,675
RBC Institutional Class 2	3,357,477,855
RBC Investor Class	2,394,584,772

Total	16,572,542,302

Net Asset Values and Redemption Prices Per Share:
RBC Institutional Class 1	$1.00

RBC Institutional Class 2	$1.00

RBC Investor Class	$1.00

See Notes to the Financial Statements.

30

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2020

U.S. Government Money Market Fund
Investment Income:
Interest income	$95,274,186

Expenses:
Investment advisory fees	14,004,566
Distribution fees–RBC Institutional Class 2	4,829,462
Distribution fees–RBC Investor Class	15,585,686
Accounting fees	815,508
Audit fees	37,746
Custodian fees	216,120
Insurance fees	84,240
Legal fees	441,962
Registrations and filing fees	84,808
Shareholder reports	373,720
Transfer agent fees–RBC Institutional Class 1	35,388
Transfer agent fees–RBC Institutional Class 2	4,961
Transfer agent fees–RBC Investor Class	19,004
Trustees’ fees and expenses	581,790
Shareholder services administration fees–RBC Institutional Class 1	4,613,178
Tax expense	3,961
Other fees	158,154

Total expenses before fee waiver/reimbursement	41,890,254
Expenses waived/reimbursed by:
Distributor - Class Specific	(9,460,713)
Shareholder Services Administrator - RBC Institutional Class 1	(1,056,274)

Net expenses	31,373,267

Net Investment Income	63,900,919

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	35,240

Change in net assets resulting from operations	$63,936,159

See Notes to the Financial Statements.

31

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
From Investment Activities
Operations:
Net investment income	$63,900,919	$92,430,043
Net realized gains from investments	35,240	41,542

Change in net assets resulting from operations	63,936,159	92,471,585

Distributions to Shareholders:
RBC Institutional Class 1	(40,142,284)	(33,770,497)
RBC Institutional Class 2	(19,933,913)	(44,300,942)
RBC Investor Class	(3,820,504)	(14,283,965)

Change in net assets resulting from shareholder distributions	(63,896,701)	(92,355,404)

Capital Transactions:
Proceeds from shares issued	93,301,079,952	18,531,189,918
Distributions reinvested	45,165,935	80,315,338
Cost of shares redeemed	(82,239,718,802)	(18,079,176,226)

Change in net assets resulting from capital transactions	11,106,527,085	532,329,030

Net increase in net assets	11,106,566,543	532,445,211
Net Assets:
Beginning of year	5,466,011,370	4,933,566,159

End of year	$16,572,577,913	$5,466,011,370

Share Transactions:
Issued	93,301,079,952	18,531,189,918
Reinvested	45,165,935	80,315,338
Redeemed	(82,239,718,802)	(18,079,176,226)

Change in shares resulting from capital transactions	11,106,527,085	532,329,030

See Notes to the Financial Statements.

32

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
RBC Institutional Class 1
Year Ended 9/30/20	$ 1.00	0.01	—(b)	0.01	(0.01)	(0.01)	$ 1.00
Year Ended 9/30/19	1.00	0.02	—(b)	0.02	(0.02)	(0.02)	1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/17	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/16	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
RBC Institutional Class 2
Year Ended 9/30/20	$ 1.00	0.01	—(b)	0.01	(0.01)	(0.01)	$ 1.00
Year Ended 9/30/19	1.00	0.02	—(b)	0.02	(0.02)	(0.02)	1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/17	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/16	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
RBC Investor Class
Year Ended 9/30/20	$ 1.00	—(b)	—(b)	—(b)	—(b)	—(b)	$ 1.00
Year Ended 9/30/19	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/18	1.00	0.01	—(b)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/17	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00
Year Ended 9/30/16	1.00	—(b)	—(b)	—(b)	—(b)	—(b)	1.00

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 or $(0.01) per share.

33

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (milllions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended 9/30/20	0.83%	$ 10,821	0.16%	0.43%	0.17%
Year Ended 9/30/19	2.19%	1,916	0.19%	2.17%	0.19%
Year Ended 9/30/18	1.41%	2,106	0.18%	1.35%	0.19%
Year Ended 9/30/17	0.60%	2,210	0.18%	0.55%	0.18%
Year Ended 9/30/16	0.20%	2,074	0.17%	0.23%	0.18%
RBC Institutional Class 2
Year Ended 9/30/20	0.71%	$ 3,358	0.26%	0.62%	0.27%
Year Ended 9/30/19	2.09%	2,510	0.29%	2.08%	0.29%
Year Ended 9/30/18	1.31%	1,720	0.29%	1.34%	0.29%
Year Ended 9/30/17	0.50%	1,224	0.29%	0.54%	0.29%
Year Ended 9/30/16	0.12%	663	0.26%	0.14%	0.28%
RBC Investor Class
Year Ended 9/30/20	0.34%	$ 2,394	0.54%	0.25%	1.12%
Year Ended 9/30/19	1.37%	1,040	1.00%	1.36%	1.14%
Year Ended 9/30/18	0.59%	1,107	1.00%	0.50%	1.13%
Year Ended 9/30/17	0.02%	2,158	0.87%	0.01%	1.15%
Year Ended 9/30/16	0.01%	728	0.36%	0.01%	1.12%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

34

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the U.S. Government Money Market Fund (“Fund”).

The Fund offers three share classes: RBC Institutional Class 1, RBC Institutional Class 2 and RBC Investor Class. Prior to November 9, 2017, the Fund also offered shares in RBC Select Class and RBC Reserve Class.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

The Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Fund has elected to use the amortized cost method to value its securities (other than other investment companies) pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, which the Board believes approximates fair market value. The amortized cost method involves valuing a security initially at its cost, and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). If amortized cost no longer approximates fair value due to credit or other impairments of an issuer, the Fund will determine the fair value of its securities by using pricing and valuation procedures approved by the Board. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Fund’s Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Fund’s securities or other assets and liabilities. The Pricing Committee includes representatives of the Fund’s Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and

35

NOTES TO FINANCIAL STATEMENTS

procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

In accordance with Rule 2a-7, the fair values of the securities held in the Fund are determined at least once per week using evaluated prices supplied by third-party pricing vendors approved by the Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. These security values are then compared to the securities’ amortized cost. If a security price is not available from a pricing service or broker-dealer, or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value for purposes of this comparison, the security’s fair value will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

36

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2020 is as follows:

		Level 2		Level 3
		Significant		Significant
	Level 1	Observable		Unobservable
Funds	Quoted Prices	Inputs		Inputs	Total
Assets:
Investments in Securities
U.S. Government Money Market Fund	$—	16,173,918,923	(a)(b)	$—	16,173,918,923

(a)	The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Portfolio Investments.
(b)	The breakdown of the Fund’s investments by state classification or political subdivision is disclosed in the Schedule of Portfolio Investments.

During the year ended September 30, 2020, the Fund recognized no transfers to/from Level 1 or 2. The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Repurchase Agreements:

The Fund may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Fund has procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Details of the counterparties and collateral for repurchase agreements are shown on the Schedule of Portfolio Investments.

Credit Enhancement:

Certain obligations held by the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

37

NOTES TO FINANCIAL STATEMENTS

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. paydowns), they are reclassified within the Fund’s capital accounts based on their federal tax basis treatment.

When-Issued Transactions:

The Fund may engage in when-issued transactions. The Fund records when-issued securities on the trade date and maintains sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2020, the Fund held no when-issued securities.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages the Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of the Fund as follows:

Annual Rate
U.S. Government Money Market Fund	0.10%

RBC Institutional Class 1 of the Fund pays the Advisor an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares that is used to compensate financial intermediaries for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

RBC GAM-US has contractually agreed to waive fees and/or reimburse expenses under an expense limitation agreement in order to maintain the net annual Fund operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) at 0.20% for RBC Institutional Class 1 until January 31, 2022. During the year ended September 30, 2020, there were no fees waived under this agreement.

RBC GAM-US serves as co-administrator to the Fund. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Fund, maintenance of the records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Fund based in part on the Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operations.

38

NOTES TO FINANCIAL STATEMENTS

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $63,000 ($68,000 effective October 1, 2020). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

The Advisor has invested in and, as of September 30, 2020 owns 85,543,087 shares of the Fund, representing 0.52% of total Fund net assets.

4. Fund Distribution:

The Fund has adopted a Shareholder Account and Distribution Services (12b-1) Plan (the “Plan”) with respect to RBC Institutional Class 2 and RBC Investor Class, in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for or to reimburse the Distributor or others, including RBC Capital Markets, LLC, monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class
12b-1 Plan Fee	0.15%	1.00%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

Pursuant to a shareholder account and distribution services agreement between the Distributor and RBC Capital Markets, LLC, the Distributor has agreed to compensate RBC Capital Markets, LLC for certain shareholder account servicing support provided to the Fund. RBC Capital Markets, LLC has agreed to waive fees and/or reimburse expenses in order to maintain the net annual Fund operating expenses for each class listed below to the following amounts:

Share Class	Operating Expense Limit
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%

This expense limitation agreement is in place until January 31, 2022. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC Capital Markets, LLC, any expenses in excess of the expense limitation and repay RBC Capital Markets, LLC such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At September 30, 2020, the amount subject to possible recoupment under the expense limitation agreement is $1,916,347.

RBC Capital Markets, LLC and/or the Advisor may voluntarily waive and/or reimburse additional Fund operating expenses at any time, such as to maintain a minimum yield in the fund. Any such voluntary program may be modified or discontinued at any time without notice.

39

NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2020, the following distribution fees were waived either contractually or voluntarily:

Share Class	Distribution Fees Waived
RBC Institutional Class 2	$ 411,198
RBC Investor Class	9,049,515

During the year ended September 30, 2020, shareholder servicing fees were voluntarily waived for RBC Institutional Class 1 in the amout of $1,056,274.

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are issued, reinvested and redeemed at $1.00 per share.

Transactions for the period were as follows:

	U.S. Government Money Market Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$81,200,748,861	$11,011,527,996
Distributions reinvested	21,417,621	21,750,750
Cost of shares redeemed	(72,317,690,087)	(11,223,616,131)

Change in RBC Institutional Class 1	$8,904,476,395	$(190,337,385)

RBC Institutional Class 2
Proceeds from shares issued	$8,389,163,470	$4,964,284,555
Distributions reinvested	19,927,797	44,280,620
Cost of shares redeemed	(7,562,011,232)	(4,218,163,172)

Change in RBC Institutional Class 2	$847,080,035	$790,402,003

RBC Investor Class
Proceeds from shares issued	$3,711,167,621	$2,555,377,367
Distributions reinvested	3,820,517	14,283,968
Cost of shares redeemed	(2,360,017,483)	(2,637,396,923)

Change in RBC Investor Class	$1,354,970,655	$(67,735,588)

Change in net assets resulting from capital transactions	$11,106,527,085	$532,329,030

6. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

40

NOTES TO FINANCIAL STATEMENTS

As of and during the year ended September 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2020, the Funds did not incur any interest or penalties.

The tax character of distributions during the year ended September 30, 2020 were as follows:

	Distributions Paid From
			Total
	Ordinary	Total Taxable	Distributions
	Income	Distributions	Paid
U.S. Government Money Market Fund	$70,688,663	$70,688,663	$70,688,663

The tax character of distributions during the year ended September 30, 2019 were as follows:

	Distributions Paid From
			Total
	Ordinary	Total Taxable	Distributions
	Income	Distributions	Paid
U.S. Government Money Market Fund	$90,428,984	$90,428,984	$90,428,984

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed Ordinary Income	Distributions Payable	Unrealized Appreciation	Other Temporary Differences	Total Accumulated Earnings
$429,183	$(358,654)	$—	$—	$70,529

During the year ended September 30, 2020, the Fund utilized capital loss carryforward in the amount of $13,181.

As of September 30, 2020, the Fund does not have any capital loss carryforward.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any Post-October Capital Losses or Late-Year Ordinary Losses for the year ending September 30, 2020.

7. Line of Credit

The Fund, along with other Funds within the Trust, participates in an uncommitted, unsecured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 31, 2021. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since multiple funds within the Trust participate in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2020 and there were no borrowings made by the Fund during the year.

41

NOTES TO FINANCIAL STATEMENTS

8. Significant Risks

Shareholder concentration risk

As of September 30, 2020, an affiliated broker-dealer omnibus account owned 45.4% of the Fund’s outstanding shares and an unaffiliated omnibus account owned 13.7% of the Fund’s outstanding shares. Significant transactions by these shareholders may impact the Fund’s performance.

Market risk

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest rates, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment.

In light of current market conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. During periods of very low or negative interest rates, the Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns). These levels of interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect a Fund’s yield, income and performance.

9. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of U.S. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of portfolio investments, of U.S. Government Money Market Fund (the “Fund”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020 , including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 24, 2020

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

43

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2020, as U.S. Government Income as 33.93%.

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. For residents of California, New York and Connecticut the statutory threshold requirements were satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2020, as Qualified Interest Income as defined in the Internal Revenue Code as 100%.

For the year ended September 30, 2020, the Fund has a qualified short term gains percentage of 0.04%.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

44

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (57)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

45

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (68)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to 2019)

William B. Taylor (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (56)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

46

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (56)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

47

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20–9/30/20	Annualized Expense Ratio During Period 4/1/20–9/30/20
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,000.60	$0.85	0.17%
RBC Institutional Class 2	1,000.00	1,000.20	1.20	0.24%
RBC Investor Class	1,000.00	1,000.10	1.35	0.27%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

48

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Expenses Paid During Period* 4/1/20-9/30/20	Annualized Expense Ratio During Period 4/1/20-9/30/20
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,024.15	$0.86	0.17%
RBC Institutional Class 2	1,000.00	1,023.80	1.21	0.24%
RBC Investor Class	1,000.00	1,023.65	1.37	0.27%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

49

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2020, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Fund, and the Fund’s performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Fund. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under the relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature, quality, and extent of the services provided to the Fund by the Advisor, including information as to the Fund’s performance.

The Trustees were provided with comparative Morningstar data for U.S. government money market funds. The Trustees were informed that the Fund had outperformed the median return of both its Morningstar category and its peers for recent periods and over the longer term and noted that the Fund’s performance was in the top 10% of its Morningstar category for the prior year. The Trustees were satisfied with the quality and capabilities of the money market fund portfolio management and analyst team and with the overall investment performance of the Fund.

The Trustees reviewed the investment advisory fees payable to the Advisor and reviewed comparative fee and expense information for similarly situated funds. The Trustees were informed that the Fund’s net expense ratio was within the top quartile of both its peer group and its Morningstar category, noting that one of the primary reasons for the low expense ratio was a significant increase in the Fund’s assets over the past year. The Trustees evaluated profitability data for the Advisor, noting an increase in the profitability over the prior year resulting from the rise in asset levels, and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Fund.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement and the expense limitation agreements for the Fund for an additional year. In arriving at their collective decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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56

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2020.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-20

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor and James R. Seward are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $449,600 for 2020 and $430,040 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $45,760 for 2020 and $44,660 for 2019.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in subsections (a) through (c) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. Non-audit services that are prohibited by Rule 2-01(c)(4) include: (1) bookkeeping or other services related to accounting records or financial statements of the audit client; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions; (7) human resources; (8) broker-dealer, investment adviser, or investment banking services; (9) legal services; and (1) expert services unrelated to the audit.

The Committee will also review and approve in advance any proposal (except as set forth in (a) through (c) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(a)      With respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

With respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(b)      Such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(c)      Such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

Delegation

The Committee may delegate to one or more of its members the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds, up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $296,763 for 2020 and $297,250 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RBC Funds Trust

By (Signature and Title)* /s/Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer (principal executive officer)

Date 11/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer (principal executive officer)

Date 11/30/2020

By (Signature and Title)* /s/Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer (principal financial officer)

Date 11/30/2020

* Print the name and title of each signing officer under his or her signature.